                                                                   Exhibit 10.55


                                   AGREEMENT
                  FOR LOCAL WIRELINE NETWORK INTERCONNECTION
                                      AND
                                SERVICE RESALE
                                    Between

                                  AT&T Corp.

                                      and

                         U S WEST Communications, Inc.

                             in the State of Idaho

                               TABLE OF CONTENTS

RECITALS.................................................................     1

SCOPE OF AGREEMENT.......................................................     1

DEFINITIONS..............................................................     2

     1. General Provisions...............................................     13
     2. Most Favored Nation Terms and Treatment..........................     14
     3. Payment..........................................................     15
     4. Taxes............................................................     15
     5. Intellectual Property............................................     15
     6. Severability.....................................................     16
     7. Responsibility for Environmental Contamination...................     17
     9. Independent Contractor Status....................................     18
     10. Referenced Documents............................................     19
     11. Publicity and Advertising.......................................     19
     12. Executed in Counterparts........................................     19
     13. Headings Not Controlling........................................     19
     14. Joint Work Product..............................................     19
     15. Survival........................................................     19
     16. Effective Date..................................................     20
     17. Amendment of Agreement..........................................     20
     18. Indemnification.................................................     20
     19. Limitation of Liability.........................................     21
     20. Term of Agreement...............................................     21
     21. Governing Law...................................................     22
     22. Cancellation Charges............................................     22
     23. Regulatory Approvals............................................     22
     24. Compliance......................................................     22
     25. Force Majeure...................................................     23
     26. Escalation Procedures...........................................     24
     27. Dispute Resolution..............................................     24
     28. Nondisclosure...................................................     25
     29. Notices.........................................................     26
     30. Assignment......................................................     27
     31. Warranties......................................................     27
     32. Default.........................................................     28
     33. Remedies........................................................     29
     34. Waivers.........................................................     29
     35. No Third Party Beneficiaries....................................     29
     36. Physical Security...............................................     29
     37. Network Security................................................     30
     38. Revenue Protection..............................................     30

     39. Law Enforcement Interface........................................... 31
     40. Collocation......................................................... 31
     41. Technical References - Collocation.................................. 41
     42. Number Portability.................................................. 42
     43. Dialing Parity...................................................... 49
     44. Directory Listings.................................................. 50
     46. U S WEST Dex Issues................................................. 53
     47. Access to Poles, Ducts, Conduits, and Rights of Way................. 53
     48. Bona Fide Request Process for Further Unbundling.................... 58
     49. Audit Process....................................................... 61
     50. Miscellaneous Services.............................................. 62
     51. Unused Transmission Media........................................... 78
     52. Service Standards................................................... 80
     53. Entire Agreement.................................................... 80
     54. Reservation of Rights............................................... 80


ATTACHMENTS

 Attachment 1        Rates and Charges

 Attachment 2        Resale

 Attachment 3        Unbundled Access/Elements

 Attachment 4        Interconnection

 Attachment 5        Business Process Requirements

 Attachment 6        Electronic Interfaces

 Attachment 7        Implementation Schedule

          This Interconnection Agreement (this "Agreement"), effective _______, 199_ (the "Effective Date"), is entered into by and between AT&T Communications of the Mountain States, Inc., a Colorado Corporation, and U S WEST Communications, Inc., a Colorado corporation, to establish the rates, terms and conditions for local interconnection, local resale, and the purchase of unbundled network elements (individually referred to as the "service" or collectively as the "services").

                                   RECITALS

          WHEREAS, pursuant to this Agreement, AT&T and U S WEST will extend certain arrangements to one another within each LATA in which they both operate within Idaho. This Agreement is a combination of agreed terms and terms imposed by arbitration under Section 252 of the Communications Act of 1934, as modified by the Telecommunications Act of 1996, the rules and regulations of the Federal Communications Commission, and the orders, rules and regulations of the Idaho Public Utilities Commission; and as such does not necessarily represent the position of either Party on any given issue; and

          WHEREAS, the Parties wish to interconnect their local exchange networks in a technically and economically efficient manner for the transmission and termination of calls, so that subscribers of each can seamlessly receive calls that originate on the other's network and place calls that terminate on the other's network, and for AT&T's use in the provision of exchange access ("Local Interconnection"); and

          WHEREAS, AT&T wishes to purchase Telecommunications Services for resale to others, and U S WEST is willing to provide such services; and

          WHEREAS, AT&T wishes to purchase on an unbundled basis Network Elements, Ancillary Services and Functions and additional features separately or in any Combination/1/, and to use such services for itself or for the provision of its Telecommunications Services to others, and U S WEST is willing to provide such services;

          Now, therefore, in consideration of the terms and conditions contained herein, AT&T and U S WEST hereby mutually agree as follows:

                              SCOPE OF AGREEMENT

          A. This Agreement specifies the rights and obligations of each Party with respect to the purchase and sale of Local Interconnection, Local Resale and Network Elements in the LATAs in Idaho where U S WEST operates.

          B. In the performance of their obligations under this Agreement, the Parties shall act in good faith and consistently with the intent of the Act. Where notice, approval or similar action by a Party is permitted or required by any provision of this Agreement (including, without limitation, the obligation of the Parties to further negotiate the resolution of new or open issues under this Agreement) such action shall not be unreasonably delayed, withheld or conditioned.

          C. U S WEST will provide AT&T with at least the level of service quality or performance of obligations under this Agreement as U S WEST provides itself or any other Person with respect to all Telecommunications Services, Local Interconnection, Services for Resale, and Network Elements as applicable and shall provide such level of service quality or performance of service obligations in accordance with the specific requirements agreed to in Attachment 5./2/

_______________________

/1/ Per Order 27236 of the Idaho Public Utitlites Commission (Dec. 1, 1997), at
    p.8.
/2/ Per Sixth Order, at p. 3.

          D. U S WEST shall provide to AT&T Services for Resale that are equal in quality, subje ct to the same conditions (including the conditions in U S WEST's effective tariffs which are not otherwise inconsistent with the terms and conditions contained herein), within the same provisioning time intervals that U S WEST provides these services to itself, its Affiliates and others, including end users, and in accordance with any applicable Commission service quality standards, including standards the Commission may impose pursuant to Section 252
(e)(3) of the Act.

          E. Each Network Element provided by U S WEST to AT&T shall be at least equal in the quality of design, performance, features, functions, capabilities and other characteristics, including, but not limited to, levels and types of redundant equipment and facilities for power, diversity and security, that U S WEST provides to itself, U S WEST's own subscribers, to a U S WEST Affiliate or to any other entity./3/

          F. The Parties agree to work jointly and cooperatively in testing and implementing processes for pre-ordering, ordering, maintenance, provisioning and billing and in reasonably resolving issues which result from such implementation on a timely basis.

          G. If a Party makes a change in its network which it believes will materially affect the interoperability of its network with that of the other Party, the Party making the change shall provide advance notice of such change to the other Party in accordance with applicable FCC or Commission regulations.

          H. In accordance with Section 251(c)(5) of the Act and the rules and regulations established by the FCC and the Commission, the Parties shall provide reasonable notice of changes in the information necessary for the transmission and routing of services using that local exchange carrier's facilities or network, as well as of any other changes that would affect the interoperability of those facilities and networks.

          I. Except as otherwise provided for in Section 8 of Attachment 2, U S WEST shall not discontinue or refuse to provide any service required hereunder without AT&T's prior written agreement in accordance with Section 17 of Part A of this Agreement, nor shall U S WEST reconfigure, reengineer or otherwise redeploy its network in a manner which would materially impair AT&T's ability to offer Telecommunications Services in the manner contemplated by this Agreement, the Act or the FCC's rules and regulations. U S WEST agrees that all obligations undertaken pursuant to this Agreement, including, without limitation, performance standards, intervals, and technical requirements are material obligations hereof and that time is of the essence.

                                  DEFINITIONS

          Certain terms used in this Agreement shall have the meanings set forth herein or as otherwise elsewhere defined throughout this Agreement. Other terms used but not defined herein will have the meanings ascribed to them in the Act and the FCC's rules and regulations.

"911 Service" means a universal telephone number which gives the public direct access to the Public Safety Answering Point (PSAP). Basic 911 service collects 911 calls from one or more local exchange switches that serve a geographic area. The calls are then sent to the correct authority designated to receive such calls.

"911 Site Administrator" is a person assigned by AT&T to establish and maintain 911 service location information for its subscribers.

"Access Services" refers to interstate and intrastate switched access and private line transport services.

_______________________________

/3/ Per Sixth Order, at p. 3.

"Act" means the Communications Act of 1934 (47 U.S.C. Section 151 et seq.), as amended by the Telecommunications Act of 1996, and as from time to time interpreted in the duly authorized rules and regulations of the FCC or by the Commission.

"ADSL" or "Asymmetrical Digital Subscriber Line" means a transmission technology which transmits an asymmetrical digital signal using one of several transmission methods (for example, carrier-less AM/PM discrete multi-tone, or discrete wavelet multi-tone).

"Affiliate" is an entity, as defined in the Act, that directly or indirectly owns or controls, is owned or controlled by, or is under common ownership or control with, another entity. For the purposes of this Agreement, "own" or "control" means to own an equity interest (or equivalent) of at least ten percent (10%), or the right to control the business decisions, management and policy of another entity performing any of the obligations set forth in this Agreement.

"AIN" ("Advanced Intelligent Network") is a network functionality that permits specific conditions to be programmed into a switch which, when met, directs the switch to suspend call processing and to receive special instructions for further call handling instructions in order to enable carriers to offer advanced features and services.

"AIN Services" means architecture and configuration of the AIN Triggers within the SCP as developed and/or offered by U S WEST to its customers.

"ALI" (Automatic Location Identification) is a database developed for E911 systems that provides for a visual display of the caller's telephone number and address, and the names of the emergency response agencies responsible for that address. The ALI also shows an Interim Number Portability (INP) number, if applicable.

"ALI/DMS" (Automatic Location Identification/Data Management System) means the emergency service (E911/911) database containing subscriber location information (including name, address, telephone number, and sometimes special information from the local service provider) used to determine to which Public Safety Answering Point (PSAP) to route the call.

"AMA" means the Automated Message Accounting structure that initially records telecommunication message information. AMA format is contained in the Automated Message Accounting document, published by Bellcore as GR-1100-CORE, which defines the industry standard for message recording.

"Ancillary Services" or "Ancillary Functions" means, collectively, the following: (I) Collocation as described in Section 40; (2) access to poles, ducts, conduits and rights of way as described in Section 47; (3) unused transmission media as described in Section 51; (4) Directory Listings as described in Section 44; (5) E911 as described in Section 50.1; (6) Directory Assistance Service as described in Section 50.2; (7) Operator Services as described in Section 50.3; (8) directory assistance and listings services requests as described in Section 50.4; and (9) directory assistance data as described in Section 50.5.

"ANI" (Automatic Number Identification) is a feature that identifies and displays the number of a telephone that originates a call.

"ARS" (Automatic Route Selection) is a service feature that provides for automatic selection of the least expensive or most appropriate transmission facility for each call based on criteria programmed into the system.

"ASR" (Access Service Request) means the industry standard forms and supporting documentation used for ordering Access Services. The ASR may be used to order trunking and facilities between AT&T and U S WEST for Local Interconnection.

"AT&T" means AT&T and any Affiliates, subsidiary companies or other entities performing any of the obligations of AT&T set forth in this Agreement. For purposes of Section 47 of this Part A of this Agreement, the obligations of AT&T shall be limited to those facilities of AT&T Communications of the Mountain States, Inc. that are used for the purpose of providing local services under the terms of this Agreement.

"BLV/BLI" (Busy Line Verify/Busy Line Interrupt) means an operator call in which the end user inquires as to the busy status of, or requests an interruption of, a telephone call.

"Business Day" means any day Monday through Friday except for mutually agreed to holidays.

"CABS" means the Carrier Access Billing System which is defined in a document prepared by the Billing Committee of the OBF. The Carrier Access Billing System document is published by Bellcore in Volumes 1, 1A, 2, 3, 3A, 4 and 5 as Special Reports SR-OPT-001868, SR-OPT-0011869, SR-OPT-001871, SR-OPT-001872, SR-OPT-
001873, SR-OPT-001874, and SR-OPT-001875, respectively, and contains the recommended guidelines for the billing of access and other connectivity services.

"Calling Party Number" or "CPN" is a Common Channel Signaling ("CCS") parameter which refers to the number transmitted through a network identifying the calling party.

"CCS" (Common Channel Signaling) means a method of digitally transmitting call set-up and network control data over a digital signaling network fully separate from the public switched telephone network that carries the actual call.

"Central Office Switch" means a switch used to provide Telecommunications Services, including, but not limited to:

          (a) "End Office Switches" which are used to terminate Customer station loops for the purpose of interconnecting to each other and to trunks;

          (b) "Tandem Office Switches" which are used to connect and switch trunk circuits between and among other Central Office Switches. Access tandems provide connections for exchange access and toll traffic while local tandems provide connections for local/EAS traffic; or

          (c)  Combination End Office/Tandem Office Switches.

"Centrex", including Centrex Plus, means a Telecommunications Service that uses central office switching equipment for call routing to handle direct dialing of calls and to provide numerous private branch exchange-like features.

"Charge Number" is a CCS parameter which refers to the number transmitted through the network identifying the billing number of the calling party.

"CLASS" (Bellcore Service Mark) is a set of call-management service features that utilize the capability to forward a calling party's number between end offices as part of call setup. Features include Automatic Callback, Automatic Recall, Caller ID, Call Trace, and Distinctive Ringing.

"Collocation" means an arrangement whereby one Party's (the "Collocating Party") facilities are terminated in its equipment necessary for Interconnection or for access to Network Elements on an unbundled basis which has been installed and maintained at the premises of a second Party (the "Housing Party"). Collocation may be "physical" or "virtual". In "Physical Collocation", the Collocating Party installs and maintains its own equipment in the Housing Party's premise. In "Virtual Collocation", the Housing Party installs and maintains the Collocating Party's equipment in the Housing Party's premises.

"Combinations" means provision by U S WEST of two or more connected Network Elements ordered by AT&T to provide its Telecommunication Services in a geographic area or to a specific subscriber and that are placed on the same or related order by AT&T, subject to restrictions, if any, imposed by the Commission./4/

"Commission" means the Idaho Public Utilities Commission.

"Competitive Local Exchange Carrier" or "CLEC" means an entity authorized to provide Local Exchange Service that does not otherwise qualify as an incumbent LEC.

"Conduit" means a tube or protected pathway that may be used to house communication or electrical cables. Conduit may be underground or above ground (for example, inside buildings) and may contain one or more innerducts.

"Confidential Information" has the meaning set forth in Section 28 of Part A of this Agreement.

"Contract Year" means a twelve (12) month period during the term of this Agreement commencing on the Effective Date and each anniversary thereof.

"Control Office" is an exchange carrier center or office designated as its company's single point of contact for the provisioning and maintenance of its portion of local interconnection arrangements.

"Custom Calling Features" is a set of call-management service features available to residential and business subscribers including call-waiting, call-forwarding and three-party calling.

"Customer" means a third-party (residence or business) that subscribes to Telecommunications Services provided by either of the Parties.

"DBMS" (Database Management System) is a computer system used to store, sort, manipulate and update the data required to provide, for example, selective routing and ALI.

"Databases" are the Network Elements that provide the functionality for storage of, access to, and manipulation of information required to offer a particular service and/or capability. Databases include, but are not limited to: Number Portability, LIDB, Toll Free Number Database, Automatic Location
Identification/Data Management System, and AIN.

"Digital Signal Level" means one of several transmission rates in the time division multiplexing hierarchy, including, but not limited to:

     "Digital Signal Level 0" or "DS-0" means the 56 or 64 Kbps zero-level signal in the time-division multiplex hierarchy.

_______________________________

/4/ Per Order 27236, at p. 8.

         "Digital Signal Level 1" or "DS-1" means the 1.544 Mbps first-level signal in the time-division multiplex hierarchy. In the time-division multiplexing hierarchy of the telephone network, DS-1 is the initial level of multiplexing.

         "Digital Signal Level 3" or "DS-3" means the 44.736 Mbps third-level in the time-division multiplex hierarchy. In the time-division multiplexing hierarchy of the telephone network, DS-3 is defined as the third level of multiplexing.

"Directory Assistance Database" refers to any set of subscriber records used by U S WEST in its provision of live or automated operator-assisted directory assistance including, but not limited to, 411, 555-1212, NPA-555-1212.

"Directory Assistance Service" provides listings to callers. Directory Assistance Service may include the option to complete the call at the caller's direction.

"Directory Listings" refers to subscriber information, including, but not limited to, name, address and phone numbers, in Directory Assistance Service or directory products.

"Discloser" means that Party to this Agreement which has disclosed Confidential Information to the other Party.

"E911" (Enhanced 911 Service) means a telephone communication service which will automatically route a call dialed "911" to a designated Public Safety Answering Point (PSAP) attendant and will provide to the attendant the calling party's telephone number and, when possible, the address from which the call is being placed, and the emergency response agencies responsible for the location from which the call was dialed.

"E911 Message Trunk" is a dedicated line, trunk or channel between two central offices or switching devices which provides a voice and signaling path for E911 calls.

Extended Area Service ("EAS") is intraLATA traffic treated as "local" traffic between exchanges (rather than as "toll" traffic) as established by the Commission and as reflected in the effective U S WEST tariffs.

"Effective Date" is the date, indicated in the Preamble, on which this Agreement shall become effective.

"Emergency Response Agency" is a governmental entity authorized to respond to requests from the public to meet emergencies.

"EMR" means the Exchange Message Record System used among LECs for exchanging telecommunications message information for billable, non-billable, sample, settlement and study data. EMR format is contained in BR-010-200-010 CRIS Exchange Message Record, published by Bellcore, which defines the industry standard for exchange message records.

"ESN" (Emergency Service Number) is a number assigned to the ALI and selective routing databases for all subscriber telephone numbers. The ESN designates a unique combination of fire, police and emergency medical service response agencies that serve the address location of each in-service telephone number.

"FCC" means the Federal Communications Commission.

"FCC Interconnection Order" is the Federal Communications Commission's First Report and Order in CC Docket No. 96-98 released August 8, 1996, as effective.

"Fiber-Meet" means an interconnection architecture method whereby the Parties physically interconnect their networks via an optical fiber interface (as opposed to an electrical interface) at a mutually agreed upon location.

"Gateway" (ALI Gateway) is a telephone company computer facility that interfaces with AT&T's 911 administrative site to receive Automatic Location Identification
(ALI) data from AT&T. Access to the Gateway will be via a dial-up modem using a common protocol.

"HDSL" or "High-Bit Rate Digital Subscriber Line" means a two-wire or four-wire transmission technology which typically transmits a DS-1-level signal (or, higher level signals with certain technologies), using, for example, 2 Binary/1 Quartenary ("2B1Q").

"ILEC" means the incumbent local exchange carrier.

"Information Service Traffic" means traffic which originates on a local access line and which is addressed to an information service provider.

"INP" (Interim Number Portability) is a service arrangement whereby subscribers who change local service providers may retain existing telephone numbers with minimal impairment of quality, reliability, or convenience when remaining at their current location or changing their location within the geographic area served by the initial carrier's serving central office.

"Integrated Digital Loop Carrier" means a digital subscriber loop carrier system which interfaces with the switch digitally at a DS-1 (1.544Mbps) or higher level.

"Integrated Services Digital Network" or "ISDN" means a switched network service that provides end-to-end digital connectivity for the simultaneous transmission of voice and data. Basic Rate Interface-ISDN (BRI-ISDN) provides for a digital transmission of two 64 Kbps bearer channels and one 16 Kbps data channel (2B+D). Primary Rate Interface-ISDN (PRI-ISDN) provides for a digital transmission of twenty-three (23) 64 Kbps bearer channels and one 64 Kbps data channel (23B+D).

"Interconnection" is as described in the Act and refers to the connection of separate pieces of equipment, facilities, or platforms between or within networks for the purpose of transmission and routing of telephone exchange service traffic and exchange access traffic.

"Itself" means U S WEST Communications, Inc., any subsidiary, Affiliate or any other party to which U S WEST provides interconnection./5/

"IXC" (Interexchange Carrier) means a provider of interexchange
Telecommunications Services.

"LATA" means Local Access Transport Area.

"LEC" means local exchange carrier.

"LIDB" (Line Information Data Base(s)) is a Service Control Point (SCP) database that provides for such functions as calling card validation for telephone line number cards issued by LECs and other entities and validation for collect and billed-to-third services.

"Local Interconnection" shall have the meaning set forth in the Recitals to this Agreement.

__________________________

/5/ Per Iowa Util. Bd.

"Local Resale" or "Services for Resale" or "Resale Services" means, collectively, Telecommunications Services and service functions provided by U S WEST to AT&T pursuant to Attachment 2 of this Agreement.

"Local Traffic" is intraLATA traffic within an exchange that is treated as toll free traffic as established by the Commission and as reflected in the effective tariffs of U S WEST.

"Loop" is a transmission facility between a distribution frame, or its equivalent, in a U S WEST central office or wire center, and the Network Interface Device (as defined herein) or network interface at a subscriber's premises, to which AT&T is granted exclusive use. This includes, but is not limited to, two-wire and four-wire analog voice-grade loops, and two-wire and four-wire loops that are conditioned to transmit the digital signals needed to provide ISDN, ADSL, HDSL, and DS-1 level signals. A Loop may be composed of the following components:

                           Loop Concentrator/Multiplexer
                           Loop Feeder
                           Network Interface Device (NID)
                           Distribution

"Main Distribution Frame" or "MDF" means the distribution frame of the Party providing the Loop used to interconnect cable pairs and line and trunk equipment terminals on a switching system or transmission facility.

"MECAB" refers to the Multiple Exchange Carrier Access Billing (MECAB) document prepared by the Billing Committee of the Ordering and Billing Forum (OBF), which functions under the auspices of the Carrier Liaison Committee (CLC) of the Alliance for Telecommunications Industry Solutions (ATIS). The MECAB document, published by Bellcore as Special Report SR-BDS-000983, contains the recommended guidelines for the billing of an access service provided by two or more LECs (including a LEC and a CLEC), or by one LEC in two or more states within a single LATA.

"MECOD" refers to the Multiple Exchange Carriers Ordering and Design (MECOD) Guidelines for Access Services - Industry Support Interface, a document developed by the Ordering/Provisioning Committee under the auspices of the Ordering and Billing Forum (OBF), which functions under the auspices of the Carrier Liaison Committee (CLC) of the Alliance for Telecommunications Industry Solutions (ATIS). The MECOD document, published by Bellcore as Special Report SR STS-002643, establishes recommended guidelines for processing orders for access service which is to be provided by two or more LECs (including a LEC and a CLEC). It is published by Bellcore as SRBDS 00983.

"Meet-Point Billing" or "MPB" refers to an arrangement whereby two LECs (including a LEC and AT&T) jointly provide switched access service to an Interexchange Carrier, with each LEC (or AT&T) receiving an appropriate share of the access element revenues.

"Mid-Span Meet" is a point of interconnection between two networks, designated by two Telecommunications Carriers, at which one carrier's responsibility for service begins and the other carrier's responsibility ends.

"MSAG" (Master Street Address Guide) is a database defining the geographic area of an E911 service. It includes an alphabetical list of the street names, high-low house number ranges, community names, and emergency service numbers provided by the counties or their agents to U S WEST.

"North American Numbering Plan" or "NANP" means the numbering plan used in the United States that also serves Canada, Bermuda, Puerto Rico and certain Caribbean Islands. The NANP format is a 10-digit number that consists of a 3-digit NPA code (commonly referred to as the area code), followed by a 3-digit NXX code and 4-digit line number.

"NENA" (National Emergency Number Association) is an association with a mission to foster the technological advancement, availability and implementation of 911 nationwide.

"Network Element" means a facility or equipment used in the provision of a Telecommunications Service including all features, functions and capabilities embedded in such facility or equipment.

"NP" (Number Portability) means the use of the Location Routing Number (LRN) database solution to provide fully transparent NP for all subscribers and all providers without limitation.

"NPA" (Numbering Plan Area) (sometimes referred to as an area code) is the three digit indicator which is designated by the first three digits of each 10-digit telephone number within the NANP. Each NPA contains 792 possible NXX Codes. There are two general categories of NPA, "geographic NPAs" and "Non-Geographic NPAs." A "Geographic NPA" is associated with a defined geographic area, and all telephone numbers bearing such NPA are associated with services provided within that geographic area. A "Non-Geographic NPA," also known as a "Service Access Code (SAC Code)" is typically associated with a specialized Telecommunications Service which may be provided across multiple geographic NPA areas; 500, 800, 900, 700, and 888 are examples of Non-Geographic NPAs.

"NXX" means the fourth, fifth and sixth digits of a ten-digit telephone number within the North American Numbering Plan ("NANP").

"OBF" means the Ordering and Billing Forum, which functions under the auspices of the Carrier Liaison Committee (CLC) of the Alliance for Telecommunications Industry Solutions (ATIS).

"Operator Systems" is the Network Element that provides operator and automated call handling with billing, special services, subscriber telephone listings, and optional call completion services.

"Operator Services" includes, but is not limited to, (1) operator handling for call completion (e.g., collect calls); (2) operator or automated assistance for billing after the subscriber has dialed the called number (e.g., credit card calls); and (3) special services (e.g., BLV/BLI, emergency agency call).

"P.01 Transmission Grade of Service (GOS)" means a trunk facility provisioning standard with the statistical probability of no more than one call in 100 blocked on initial attempt during the average busy hour.

"PLU" (Percent Local Usage) is a calculation which represents the ratio of the local minutes to the sum of local and intraLATA toll minutes between exchange carriers sent over Local Interconnection trunks. Directory assistance, BLV/BLI, 900, 976, transiting calls from other exchange carriers and switched access calls are not included in the calculation of PLU.

"Party" means either U S WEST or AT&T and "Parties" means U S WEST and AT&T.

"Person" means, collectively, an Affiliate, subsidiary, Customer, end user and subscriber of U S WEST.

"Point of Interconnection" or "POI" means the physical point that establishes the technical interface, the test point, where applicable, and the operational responsibility hand-off between AT&T and U S WEST for the local interconnection of their networks for the mutual exchange of traffic.

"Point of Interface" is the physical point where AT&T hands off transmission media to the U S WEST provided entrance facility associated with a Collocation arrangement for the purpose of connecting the entrance facility to some point located within U S WEST's premises.

"Pole Attachment" means the connection of a facility to a utility pole. Some examples of facilities are mechanical hardware, grounding and transmission cable, and equipment boxes.

"POP" means an IXC's point of presence.

"Port" means a termination on a Central Office Switch that permits customers to send or receive Telecommunications Services over the public switched network, including switch features or switching functionality./6/

"Premium Listing", such as additional, foreign, cross reference, informational, non-listed, privacy, etc. are as described in the U S WEST general exchange listing tariff.

"Primary Listing" (for example, main list, additional main, joint user, client main list or answering service list) shall mean the one appearance of an end user telephone subscriber's main telephone number and other content such as name and address, which each AT&T residence or business subscriber is entitled to receive in the white pages directory published by U S WEST Dex at no charge from U S WEST Communications. Where U S WEST business end users are entitled to receive a courtesy listing in the yellow pages section of any directory published on U S WEST's behalf, AT&T's business customers will receive the same entitlement.

"Proprietary Information" shall have the same meaning as Confidential
Information.

"PSAP" (Public Safety Answering Point) is the public safety communications center where 911 calls placed by the public for a specific geographic area will be answered.

"Rate Center" means the geographic point and corresponding geographic area which are associated with one or more particular NPA-NXX codes which have been assigned to U S WEST or AT&T for its provision of basic exchange Telecommunications Services. The "Rate Center Point" is the finite geographic point identified by a specific V&H coordinate, which is used to measure distance-sensitive end user traffic to/from the particular NPA-NXX designations associated with the specific Rate Center. The "Rate Center Area" is the exclusive geographic area identified as the area within which U S WEST or AT&T will provide basic exchange Telecommunications Services bearing the particular NPA-NXX designations associated with the specific Rate Center. The Rate Center Point must be located within the Rate Center Area.

"Rating Point" means the point at which transport mileage is calculated for the termination of calls. Each Party shall establish its own Rating Point(s) for its own services.

"Real Time" means the actual time in which an event takes place, with the reporting on or the recording of the event simultaneous with its occurrence.

"Recipient" means that Party to this Agreement (1) to which Confidential Information has been disclosed by the other Party, or (2) who has obtained Confidential Information in the course of providing services under this Agreement.

"Reseller" is a category of Telecommunications Services providers who obtain Telecommunications Services from another provider through the purchase of wholesale priced services for resale to their end user subscribers.

"Routing Point" means a location which U S WEST or AT&T has designated on its own network as the homing (routing) point for traffic inbound to basic exchange Telecommunications Services provided by

_________________________

/6/ Per Third Order, at p. 1

U S WEST or AT&T which bear a certain NPA-NXX designation. The Routing Point is employed to calculate mileage measurements for the distance-sensitive transport element charges of Switched Access Services. Pursuant to Bellcore Practice BR 795-100-100, the Routing Point may be an "End Office" location, or a "LEC Consortium Point of Interconnection." Pursuant to that same Bellcore Practice, examples of the latter shall be designated by a common language location identifier (CLLI) code with (x)KD in positions 9, 10, 11, where (x) may by any alphanumeric A-Z or 0-9. The Routing Point need not be the same as the Rate Center Point, nor must it be located within the Rate Center Area, but must be in the same LATA as the NPA-NXX.

"ROW" (Right of Way) means the right to use the land or other property owned, leased, or controlled by another party to place poles, conduits, cables, other structures and equipment, or to provide passage to access such structures and equipment. A ROW may run under, on, or above public or private property (including air space above public or private property) and may include the right to use discrete space in buildings, building complexes or other locations.

"SAG" (Street Address Guide) is a database containing an alphabetical list of street names, high-low house number ranges, descriptive addresses, community names, tax codes, subscriber names, telephone numbers, NXXs, central office names, CLLI and other information maintained by U S WEST.

"SECAB" means the Small Exchange Carrier Access Billing document prepared by the Billing Committee of the OBF. The Small Exchange Carrier Access Billing document, published by Bellcore as Special Report SR OPT-001856, contains the recommended guidelines for the billing of access and other connectivity services.

"Selective Routing" is a service which automatically routes an E911 call to the PSAP that has jurisdictional responsibility for the service address of the telephone from which 911 is dialed, irrespective of telephone company exchange or wire center boundaries.

"Service Control Point" or "SCP" is a specific type of Database Network Element functionality deployed in a Signaling System 7 (SS7) network that executes service application logic in response to SS7 queries sent to it by a switching system also connected to the SS7 network. SCPs also provide operational interfaces to allow for provisioning, administration and maintenance of subscriber data and service application data (e.g., a toll free database stores subscriber record data that provides information necessary to route toll free calls).

"Signaling Transfer Points" or "STPs" provide functionality that enable the exchange of SS7 messages among and between switching elements, database elements and Signaling Transfer Points.

"Switch"  -- See Central Office Switch.

"Switched Access", "Switched Access Service", "Switched Exchange Access Service" or "Switched Access Traffic" are as defined in the Parties' applicable tariffs.

"Tandem Office Switches" are Class 4 switches which are used to connect and switch trunk circuits between and among End Office Switches and other tandems.

"Tariff Services" as used throughout this Agreement refers to the applicable Party's interstate tariffs and state tariffs, price lists, price schedules and catalogs.

"Technically Feasible" refers solely to technical or operational concerns, rather than economic, space, or site considerations, in accordance with the rules and regulations of the FCC and the Commission.

"Telecommunications" means the transmission, between or among points specified by the user, of information of the user's choosing, without change in the form or content of the information as sent and received.

"Telecommunications Carrier" means any provider of Telecommunications Services, except that such term does not include aggregators of Telecommunications Services (as defined in Section 226 of the Act). A Telecommunications Carrier shall be treated as a common carrier under the Act only to the extent that it is engaged in providing Telecommunications Services, except that the Commission shall determine whether the provision of fixed and mobile satellite service shall be treated as common carriage.

"Telecommunications Services" means the offering of Telecommunications for a fee directly to the public, or to such classes of users as to be effectively available directly to the public, regardless of the facilities used.

"Toll Traffic" is traffic that originates in one Rate Center and terminates in another Rate Center with the exception of traffic that is rated as EAS.

"Transit Service" provides the ability for a Telecommunications Carrier to use its connection to a local or access tandem for delivery of calls that originate with a Telecommunications Carrier and terminate to a company other than the tandem company, such as another Competitive Local Exchange Carrier, an existing LEC, or a wireless carrier. In these cases, neither the originating nor terminating end user is a customer of the tandem Telecommunications Carrier. The tandem Telecommunications Carrier will accept traffic originated by a Party and will terminate it at a Point of Interconnection with another local, intraLATA or interLATA network Telecommunications Carrier. This service is provided through local and access tandem switches.

"Transit Traffic" is any traffic, other than Switched Access Traffic, that originates from one Telecommunications Carrier's network, transits another Telecommunications Carrier's network, and terminates to yet another Telecommunications Carrier's network.

"TRCO" means Trouble Reporting Control Office.

"U S WEST" means U S WEST Communications, Inc. and any Affiliates, subsidiary companies or other entities performing any of the obligations of U S WEST set forth in this Agreement.

"Voluntary Federal Subscriber Financial Assistance Programs" are
Telecommunications Services provided to low-income subscribers, pursuant to requirements established by the appropriate federal or state regulatory body.

"Wire Center" denotes, for the purposes of Collocation, a building or space within a building, that serves as an aggregation point on a given carrier's network, where transmission facilities and circuits are connected or switched. Wire Center can also denote a building where one or more central offices, used for the provision of Telecommunications Services and Access Services, are located. However, for purposes of Collocation, Wire Center shall mean those points eligible for such connections as specified in the FCC Docket No. 91-141, and rules adopted pursuant thereto.

                             TERMS AND CONDITIONS

1.   General Provisions

     1.1 Each Party is individually responsible to provide facilities within its network which are necessary for routing, transporting, measuring, and billing traffic from the other Party's network and for delivering such traffic to the other Party's network in the standard format compatible with AT&T's network and to terminate the traffic it receives in that standard format or the proper address on its network. The Parties are each solely responsible for participation in and compliance with national network plans, including the National Network Security Plan and the Emergency Preparedness Plan.

     1.2 Neither Party shall impair the quality of service to other carriers or to either Party's Customers, and each Party may discontinue or refuse service if the other Party violates this provision. Upon such violation, either Party shall provide the other Party notice of such violation, at the earliest practicable time.

1.3 Each Party is solely responsible for the services it provides to its Customers and to other Telecommunications Carriers.

     1.3.1 The Parties recognize that equipment vendors may manufacture telecommunications equipment that does not fully incorporate and may deviate from industry standards referenced in this Agreement. Due to the manner in which individual equipment manufacturers have chosen to implement industry standards into the design of their products, along with differing vintages of individual facility components and the presence of embedded technologies pre-dating current technical standards, some of the individual facility components deployed within U S WEST's network, including, without limitation, Network Elements and associated business processes and the standards associated with the equipment providing such Network Elements (collectively, "Network Components"), may not adhere to all the specifications set forth and described in the Bellcore, ANSI, ITU and other technical and performance standards outlined in this Agreement. Within forty-five (45) days after the Effective Date of this Agreement, the Parties will develop a process by which U S WEST will inform AT&T of deviations from standards referenced in this Agreement. In addition, the Parties agree that those deviations from such standards documented by U S WEST to AT&T shall, to the extent permitted by FCC and Commission rules and regulations, supersede sections of this Agreement referencing technical standards otherwise applicable for the affected Network Elements.

            1.3.1.1 U S WEST agrees that in no event shall it intentionally allow any Network Component provided by U S WEST to AT&T under this Agreement to perform below the standards or deviations therefrom reflected in Section 1.3.1. U S WEST shall minimize any degradation to its equipment relative to currently applicable service, where reasonable in view of industry adopted performance standards and technological developments. Written notice (the "Change Notice") of any planned changes in standards for any Network Component which could impact that Network Component will be provided at least ninety (90) days (or at the make/buy point) prior to the planned implementation. If AT&T notifies U S WEST of how the proposed change may adversely impact AT&T or its Customers within fourteen (14) calendar days after receipt of U S WEST's Change Notice, U S WEST and AT&T will schedule joint discussions to address and attempt to resolve the matter, including without limitation consideration of proposed alternatives. In addition, if U S WEST learns that any Network

                    Component purchased by AT&T under this Agreement has been permitted (even if not intentionally) to fall materially below the level or specification in effect as of the Effective Date, U S WEST shall inform AT&T immediately.

          1.3.1.2   Nothing in this Agreement shall be construed as an agreement by the parties to waive any continuing legal requirement that U S WEST need only provide access to or interconnection with its network as it exists at the time that AT&T may request such access, as opposed to a yet unbuilt, superior one. Modifications to U S WEST's network may be limited to those required to accommodate interconnection or access to unbundled network elements. Nothing in this agreement shall constitute a waiver of any obligation that U S WEST has to meet applicable state or federal standards respecting the nature, extent, or capabilities of its network that serves customers in Idaho./7/

          1.3.2 For purposes of providing interconnection to AT&T, in no event shall U S WEST be required to provide a level of service superior to that which it provides to Itself./8/

          1.3.3 These preceding conditions shall be applicable for the entire contract and take precedence over any other conflicting section. The absence of specific references to this Section in potentially conflicting sections is not to be construed to mean that this Section does not apply.

          1.3.4 The Parties recognize that services and processes to be provided or followed by U S WEST may deviate from those desired by AT&T or otherwise outlined in this Agreement. Due to the manner in which U S WEST has chosen to adopt its own processes or implement industry standards into the design of its services or support functions, some of the services or support functions deployed within U S WEST may not adhere to all the specifications set forth and described in this Agreement. Within forty-five (45) days after a request by either Party, the Parties will develop processes by which U S WEST will inform AT&T of the standards known by U S WEST to differ from standards referenced in this Agreement for services or support functions actually provided to AT&T. In addition, the Parties agree that such deviations documented by U S WEST pursuant to such process shall, to the extent permitted by FCC and Board rules and regulations, supersede sections of this Agreement referencing such standards, services, or functions./9/

2.   Most Favored Nation Terms and Treatment

     2.1  Until such time as there is a final court determination interpreting
          Section 252(i) of the Act, U S WEST shall make available to AT&T the terms and conditions of any other agreement for interconnection, unbundled network elements and resale services approved by the Commission under Section 252 of the Act, in that agreements entirety.


_____________________________
/7/ Per Sixth Order, at p. 4.
/8/ Per Fifth Order, at p. 13
/9/ Per Sixth Order, at p. 5.

          After there is a final court determination interpreting Section 252(i) of the Act, the Parties agree to revise this Section 2.1 to reflect such interpretation

3.   Payment

     3.1 In consideration of the services provided by U S WEST under this Agreement, AT&T shall pay the charges set forth in Attachment 1 to this Agreement. The billing procedures for charges incurred by AT&T hereunder are set forth in Attachment 5 to this Agreement.

     3.2 Amounts payable under this Agreement, unless reasonably disputed, are due and payable within thirty (30) days after the date of U S WEST's invoice or within twenty (20) days of receipt of the invoice, whichever is later. If the payment due date is not a Business Day, the payment shall be made the next Business Day.

     3.3 A late payment charge of 1.5% applies to all billed balances, not reasonably disputed, which are not paid within the applicable time period set forth in Section 3.2 above. To the extent AT&T pays the billed balance on time, but the amount of the billed balance is reasonably disputed by AT&T, and, it is later determined that a refund is due AT&T, interest shall be payable on the refunded amount in the amount of 1.5% per month. To the extent AT&T pays the billed balance on time, but the amount of the billed balance is reasonably disputed by AT&T, and, it is later determined that no refund is due AT&T, no interest shall be payable on the disputed amount.

     3.4 Late payment charges shall not be used as a "credit" to a deposit, if any, without the express approval of U S WEST.

     3.5 Unless specified otherwise in this Agreement, U S WEST shall bill all amounts due from AT&T for each resold service in accordance with the terms and conditions as specified in the U S WEST tariff.

4.   Taxes

     4.1 Any federal, state or local excise, sales, or use taxes (excluding any taxes levied on income) resulting from the performance of this Agreement shall be borne by the Party upon which the obligation for payment is imposed under applicable law, even if the obligation to collect and remit such taxes is placed upon the other Party. Any such taxes shall be shown as separate items on applicable billing documents between the Parties. The Party so obligated to pay any such taxes may contest the same in good faith, at its own expense, and shall be entitled to the benefit of any refund or recovery, provided that such Party shall not permit any lien to exist on any asset of the other Party by reason of the contest. The Party obligated to collect and remit taxes shall cooperate fully in any such contest by the other Party by providing records, testimony and such additional information or assistance as may reasonably be necessary to pursue the contest. To the extent a sale is claimed to be for resale tax exemption, the purchasing Party shall furnish the providing Party a proper resale tax exemption certificate as authorized or required by statute or regulation by the jurisdiction providing said resale tax exemption. Failure to timely provide said resale tax exemption certificate will result in no exemption being available to the purchasing Party during the applicable reporting period.

5.   Intellectual Property/10/

__________________________
/10/ Per Third Order, at pp. 1-2

     5.1 Obligations of Party Requesting Access. As a condition to the access or use of patents, copyright, trade secrets, and other intellectual property (including software) owned or controlled by a third party to the extent necessary to implement this Agreement or specifically required by the then applicable federal and state rules and regulations relating to Interconnection and access to telecommunications facilities and services ("Third Party Intellectual Property"), the Party providing access may require the other, upon written notice from time to time, to obtain a license or permission for such access or use of Third Party Intellectual Property, make all payment, if any, in connection with obtaining such license, and provide evidence of such license.

     5.2 Obligations of Party Providing Access. The Party providing access shall provide a list of all known and necessary Third Party Intellectual Property applicable to the other Party, and take all necessary and appropriate steps to facilitate the negotiation of any mandatory licenses. The Party providing access shall undertake such steps in good faith and shall encourage the Third Party Intellectual Property Owner to grant any mandatory licenses. The treatment of third party licenses shall be in accordance with FCC rules and regulations and/or judicial determinations.

     5.3 Any intellectual property jointly developed in the course of performing this Agreement shall belong to both Parties who shall have the right to grant non-exclusive licenses to third parties except as otherwise designated in writing by one Party to another. Any intellectual property which originates from or is developed by a Party shall remain the exclusive ownership of that Party. Except for a limited license to use patents or copyrights to the extent necessary for the Parties to use any facilities or equipment (including software) or to receive any service solely as provided under this Agreement, no license in patent, copyright, trademark or trade secret, or other proprietary or intellectual property presently or hereafter owned, controlled or licensable by a Party, is granted to the other Party or shall be implied or arise by estoppel.

     5.4 If, after the Party providing access under this Agreement has met all of its obligation set forth pursuant to this Section 5, the other Party fails to obtain a license or permission for access or use of Third Party Intellectual Property, the Party providing access shall have no indemnification obligation hereunder for any loss, cost , claim, liability, damage and expense, including reasonable attorney's fees, to third parties, relating to or arising out of the failure of the other Party to obtain such license or permission. The applicability of Section 18 indemnification rights in the case of Third Party Intellectual Property shall be contingent upon compliance with all obligations under this Section 5.

6.   Severability

     6.1 In the event that any one or more of the provisions contained herein shall for any reason be held to be unenforceable or invalid in any respect under law or regulation, the Parties will negotiate in good faith for replacement language. If any part of this Agreement is held to be invalid or unenforceable for any reason, such invalidity or unenforceability will affect only the portion of this Agreement which is invalid or unenforceable. In all other respects this

          Agreement will stand as if such invalid or unenforceable provision had not been a part hereof, and the remainder of this Agreement shall remain in full force and effect.

7.   Responsibility for Environmental Contamination

     7.1 AT&T shall in no event be liable to U S WEST for any costs whatsoever resulting from the presence or release of any environmental hazard AT&T did not introduce to the affected work location. U S WEST shall, at AT&T's request, indemnify, defend, and hold harmless AT&T, and each of its officers, directors and employees from and against any losses, damages, claims, demands, suits, liabilities, fines, penalties and expenses (including reasonable attorneys' fees) arising out of or resulting from (a) any environmental hazard U S WEST, its contractors or agents introduce to the work location, or (b) the presence or release of any environmental hazard for which U S WEST is responsible under applicable law.

     7.2 U S WEST shall in no event be liable to AT&T for any costs whatsoever resulting from the presence or release of any environmental hazard U S WEST did not introduce to the affected work location. AT&T shall, at U S WEST's request, indemnify, defend, and hold harmless U S WEST, and each of its officers, directors and employees from and against any losses, damages, claims, demands, suits, liabilities, fines, penalties and expenses (including reasonable attorneys' fees) arising out of or resulting from (a) any environmental hazard AT&T, its contractors or agents introduce to the work location, or (b) the presence of release of any environmental hazard for which AT&T is responsible under applicable law.

     7.3 In the event any suspect materials within U S WEST-owned, operated or leased facilities are identified to be asbestos-containing, AT&T will ensure that, to the extent any activities which it undertakes in the facility disturb such suspect materials, such AT&T activities will be in accordance with applicable local, state and federal environmental and health and safety statutes and regulations. Except for abatement activities undertaken by AT&T or equipment placement activities that result in the generation of asbestos containing material, AT&T shall not have any responsibility for managing, nor be the owner of, not have any liability for, or in connection with, any asbestos containing material. U S WEST agrees to immediately notify AT&T if U S WEST undertakes any asbestos control or asbestos abatement activities that potentially could affect AT&T equipment or operations, including, but not limited to, contamination of equipment.

     7.4 Each Party will be solely responsible, at its own expense, for proper handling, storing, transport and disposal of all (a) substances or materials that it or its contractors or agents bring to, create or assume control over at work locations, or (b) waste resulting therefrom or otherwise generated in connection with its or its contractors' or agents' activities at the work locations.

8.   Branding/11/

     8.1 This section describes U S WEST's obligations to offer branded and unbranded services to AT&T.

     8.2 Where technically feasible, U S WEST will offer AT&T branded directory assistance and operator services. Where branding is not technically feasible, U S WEST will be

_______________________________
/11/ Per First Order at pages 18-19; Third Order, at 2-3.

          required to unbrand directory assistance and operator services. U S WEST shall be able to recover its costs for providing branding and/or unbranding./12/

     8.3  [Intentionally left blank for numbering consistency]

     8.4  [Intentionally left blank for numbering consistency]

     8.5. U S WEST will not be required to rebrand uniforms and vehicles. If a U S WEST service representative is dispatched to an AT&T customer at the request of AT&T, that U S WEST representative shall identify themselves as being present on behalf of AT&T./13/

     8.6 U S WEST service representatives dispatched on behalf of AT&T shall leave behind AT&T supplied information necessary for the service call. This information must contain a conspicuous disclaimer that U S WEST does not necessarily endorse the content of the information. However, as provided in this Agreement, neither AT&T nor U S WEST personnel shall disparage the other company in any manner during a service call and shall not utilize the service call to market either company's products unless requested by the customer./14/

     8.7 U S WEST shall provide, for AT&T's review, the methods and procedures, training and approaches to be used by U S WEST to assure that U S WEST meets AT&T's branding requirements.

     8.8 This Section 8 shall confer on U S WEST no rights to the service marks, trademarks and trade names owned by or used in connection with services by AT&T or its Affiliates, except as expressly permitted by AT&T.


9.   Independent Contractor Status

     9.1 Nothing contained herein shall constitute the Parties as joint venturers, partners, employees or agents of one another, and neither Party shall have the right or power to bind or obligate the other.

     9.2 Each Party is an independent contractor, and has and hereby retains the right to exercise full control of and supervision over its own performance or its obligations under this Agreement and retains full control over the employment, direction, compensation and discharge of all employees assisting in the performance of such obligations. Each Party will be solely responsible for all matters relating to payment of such employees, including compliance with social security taxes, withholding taxes, and other payroll taxes with respect to their respective employees, as well as any taxes, contributions or other obligations imposed by applicable state unemployment or workers' compensation acts and all other regulations governing such matters. Each Party has sole authority and responsibility to hire, fire and otherwise control its employees.

     9.3 Subject to the limitations on liability and except as otherwise provided in this Agreement, each Party shall be responsible for (a) its own acts and performance of all obligations

_______________________________
/12/ Per First Order at 19.
/13/ Per First Order at 19.
/14/ Per First Order at 19.

          imposed by applicable law in connection with its activities, legal status and property, real or personal, and (b) the acts of its own Affiliates, employees, agents and contractors during the performance of that Party's obligations hereunder. Except for provisions herein expressly authorizing one Party to act for the other, nothing in this Agreement shall constitute a Party as a legal representative or agent of the other Party, nor shall a Party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name or on behalf of the other Party unless otherwise expressly permitted by such other Party. Except as otherwise expressly provided in this Agreement, neither Party shall undertake to perform any obligation of the other Party, whether regulatory or contractual, or to assume any responsibility for the management of the other Party's business.

10.  Referenced Documents

     10.1 All references to Sections, Exhibits, and Schedules shall be deemed to be references to Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Whenever any provision of this Agreement refers to a technical reference, technical publication, AT&T practice, U S WEST practice, any publication of telecommunications industry administrative or technical standards, or any other document specifically incorporated into this Agreement, it will be deemed to be a reference to the most recent version or edition (including any amendments, supplements, addenda, or successors) or such document that is in effect, and will include the most recent version or edition (including any amendments, supplements, addenda, or successors) of each document incorporated by reference in such a technical reference, technical publication, AT&T practice, U S WEST practice, or publication of industry standards, unless AT&T elects otherwise.

11.  Publicity and Advertising

     11.1 Neither Party shall publish or use any advertising, sales promotions or other publicity materials that use the other Party's logo, trademarks or service marks without the prior written approval of the other Party.

12.  Executed in Counterparts

     12.1 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but such counterparts shall together constitute one and the same instrument.

13.  Headings Not Controlling

     13.1 The headings and numbering of Sections, Parts, Appendices and Attachments in this Agreement are for convenience only and shall not be construed to define or limit any of the terms herein or affect the meaning or interpretation of this Agreement.

14.  Joint Work Product

     14.1 This Agreement is the joint work product of the Parties and has been negotiated by the Parties and their respective counsel and shall be fairly interpreted in accordance with its terms and, in the event of any ambiguities, no inferences shall be drawn against either Party.

15.  Survival

     15.1 Any liabilities or obligations of a Party for acts or omissions prior to the cancellation or termination of this Agreement; any obligation of a Party under the provisions regarding indemnification, confidential information, limitation of liability, and any other provisions of this Agreement which, by their terms, are contemplated to survive, or to be performed after, termination of this Agreement, shall survive cancellation or termination thereof.

16.  Effective Date

     16.1 This Agreement shall become effective pursuant to Sections 251 and 252 of the Act, on ___________________________________, __________.


17.  Amendment of Agreement

     17.1 Except as otherwise provided in this Agreement, no amendment or waiver of any provision of this Agreement, and no consent to any default under this Agreement, shall be effective unless the same is in writing and signed by an officer of the Party against whom such amendment, waiver or consent is claimed. If either Party desires an amendment to this Agreement during the term of this Agreement, it shall provide written notice thereof to the other Party describing the nature of the requested amendment. If the Parties are unable to agree on the terms of the amendment within thirty (30) days after the initial request therefor, the Party requesting the amendment may invoke the dispute resolution process under Section 27 of this Part A of this Agreement to determine the terms of any amendment to this Agreement.

18.  Indemnification

     18.1 Notwithstanding any limitations in remedies contained in this Agreement, each Party (the "Indemnifying Party") will indemnify and hold harmless the other Party ("Indemnified Party") from and against any loss, cost, claim, liability, damage and expense, including reasonable attorney's fees, to third parties, relating to or arising out of the libel, slander, invasion of privacy, misappropriation of a name or likeness, actual or alleged infringement or other violation or breach of any patent, copyright, trademark, service mark, trade name, trade dress, trade secret or any other intellectual property presently existing or later created, negligence or willful misconduct by the Indemnifying Party, its employees, agents, or contractors in the performance of this Agreement or the failure of the Indemnifying Party to perform its obligations under this Agreement. In addition, the Indemnifying Party will, to the extent of its obligations to indemnify hereunder, defend any action or suit brought by a third party against the Indemnified Party.

     18.2 The Indemnified Party will notify the Indemnifying Party promptly in writing of any written claim, lawsuit, or demand by third parties for which the Indemnified Party alleges that the Indemnifying Party is responsible under this Section 18 and tender the defense of such claim, lawsuit or demand to the Indemnifying Party. Failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that the Indemnifying Party might have, except to the extent that such failure prejudices the Indemnifying Party's ability to defend such claim.

     18.3 The Indemnified Party also will cooperate in every reasonable manner with the defense or settlement of such claim, demand, or lawsuit. The Indemnifying Party shall keep the Indemnified Party reasonably and timely apprised of the status of the claim, demand or lawsuit. The Indemnified Party shall have the right to retain its own counsel, including in-house counsel, at its expense, and participate in but not direct the defense; provided, however, that if there are reasonable defenses in addition to those asserted by the Indemnifying Party, the Indemnified Party and its counsel may raise and direct such defenses, which shall be at the expense of the Indemnifying Party.

     18.4 The Indemnifying Party will not be liable under this Section 18 for settlements or compromises by the Indemnified Party of any claim, demand or lawsuit unless the Indemnifying Party has approved the settlement or compromise in advance or unless the defense of the claim, demand or lawsuit has been tendered to the Indemnifying Party in writing and the Indemnifying Party has failed to timely undertake the defense. In no event shall the Indemnifying Party settle or consent to any judgment pertaining to any such action without the prior written consent of the Indemnified Party.

19.  Limitation of Liability/15/

     19.1 Except as otherwise provided in the indemnity section, no Party shall be liable to the other Party for any loss, defect or equipment failure caused by the conduct of the other Party, the other Party's agents, servants, contractors or others acting in aid or concert with the other Party.

     19.2 [Intentionally left blank to preserve numbering consistency]

     19.3 In no event shall either Party have any liability whatsoever to the other Party for any indirect, special, consequential, incidental or punitive damages, including, but not limited to, loss of anticipated profits or revenue or other economic loss in connection with or arising from anything said, omitted or done hereunder (collectively, "Consequential Damages"), even if the other Party has been advised of the possibility of such damages; provided, that the foregoing shall not limit a Party's obligation to indemnify, defend and hold the other Party harmless against any amounts payable to a third party, including any losses, costs, fines, penalties, criminal or civil judgments or settlements, expenses (including attorneys' fees) and Consequential Damages of such third party. Nothing contained in this section shall limit either Party's liability to the other for (i) willful or intentional misconduct (including gross negligence); or (ii) bodily injury, death or damage to tangible real or tangible personal property proximately caused by such Party's negligent act or omission or that of their respective agents, subcontractors or employees. Notwithstanding the provisions of Section 19.3, to the extent that U S WEST tariffs contain limitations on liability, AT&T shall submit language for inclusion in its Intrastate retail tariffs, that is substantially similar to the limitation of liability language contained in U S WEST's tariffs, and such limitations of liability shall govern for Customer claims. In addition, notwithstanding the provisions of Section 19.3, to the extent that the Commission's quality of service rules provide for remedies to AT&T or its Customers for Customer claims, then those remedies shall govern as to such claims.

20.  Term of Agreement

     20.1 This Agreement shall be effective for a period of three (3) years, and thereafter shall continue in force and effect unless and until a new agreement, addressing all of the terms of this Agreement, becomes effective between the Parties. The Parties shall commence negotiations on a new agreement no later than one (1) year prior to the expiration of the term of this Agreement. Either Party may request resolution of open issues in accordance

_______________________________
/15/ Per Third Order, at pp. 3-4.

          with the provisions of Section 27 of this Part A of this Agreement, Dispute Resolution, beginning nine (9) months prior to the expiration of this Agreement. Any disputes regarding the terms and conditions of the new interconnection agreement shall be resolved in accordance with said Section 27 and the resulting agreement shall be submitted to the Commission. This Agreement shall remain in effect until a new interconnection agreement approved by the Commission has become effective.

21.  Governing Law

     21.1 This Agreement shall be governed by and construed in accordance with the Act and the FCC's rules and regulations, except insofar as state law may control any aspect of this Agreement, in which case the domestic laws of the State of Idaho, without regard to its conflicts of laws principles, shall govern.

22.  Cancellation Charges

     22.1 Except as provided pursuant to a Bona Fide Request, or as otherwise provided in any applicable tariff or contract referenced herein, no cancellation charges shall apply.

23.  Regulatory Approvals

     23.1 This Agreement, and any amendment or modification hereof, will be submitted to the Commission for approval in accordance with Section 252 of the Act. In the event any governmental authority or agency rejects any provision hereof, the Parties shall negotiate promptly and in good faith such revisions as may reasonably be required to achieve approval.

     23.2 U S WEST shall provide AT&T a summary describing the proposed change(s) to each Telecommunications Service which is available pursuant to this Agreement. U S WEST shall also provide AT&T a summary describing the proposed change(s) of each intrastate and interstate tariff which provides for an Interconnection, unbundled Network Element or Ancillary Service that is available pursuant to this Agreement. Such summaries shall be available through an internet Web page to be posted on the same day the proposed change is filed with the Commission or the FCC or at least thirty (30) days in advance of its effective date, whichever is earlier.

     23.3 In the event any governmental authority or agency orders U S WEST to provide any service covered by this Agreement in accordance with any terms or conditions that individually differ from one or more corresponding terms or conditions of this Agreement, AT&T may elect to amend this Agreement to reflect any such differing terms or conditions contained in such decision or order, with effect from the date AT&T makes such election. The other services covered by this Agreement and not covered by such decision or order shall remain unaffected and shall remain in full force and effect.

     23.4 The Parties intend that any additional services requested by either Party relating to the subject matter of this Agreement will be incorporated into this Agreement by amendment.

24.  Compliance

     24.1 Each Party shall comply with all applicable federal, state, and local laws, rules and regulations applicable to its performance under this Agreement.

     24.2 Each Party represents and warrants that any equipment, facilities or services provided to the other Party under this Agreement comply with the Communications Law Enforcement Act of 1994 ("CALEA"). Each Party (the "Indemnifying Party") shall indemnify and hold the other Party (the "Indemnified Party") harmless from any and all penalties imposed upon the Indemnified Party for such noncompliance and shall, at the Indemnifying Party's sole cost and expense, modify or replace any equipment, facilities or services provided to the Indemnified Party under this Agreement to ensure that such equipment, facilities and services fully comply with CALEA.

     24.3 All terms, conditions and operations under this Agreement shall be performed in accordance with all applicable laws, regulations and judicial or regulatory decisions of all duly constituted governmental authorities with appropriate jurisdiction, and this Agreement shall be implemented consistent with the FCC Interconnection Order and any applicable Commission orders. Each Party shall be responsible for obtaining and keeping in effect all FCC, Commission, franchise authority and other regulatory approvals that may be required in connection with the performance of its obligations under this Agreement. In the event the Act or FCC or Commission rules and regulations applicable to this Agreement are held invalid, this Agreement shall survive, and the Parties shall promptly renegotiate any provisions of this Agreement which, in the absence of such invalidated Act, rule or regulation, are insufficiently clear to be effectuated, violate, or are either required or not required by the new rule or regulation. During these negotiations, each Party will continue to provide the same services and elements to each other as are provided for under this Agreement. Provided, however, that either Party shall give ten (10) Business Days notice. if it intends to cease any development of any new element or service that is not at that time being provided pursuant to this Agreement. In the event the Parties cannot agree on an amendment within thirty (30) days from the date any such rules, regulations or orders become effective, then the Parties shall resolve their dispute, including liability for non-compliance with the new clause or the cost, if any, of performing activities no longer required by the rule or regulation during the renegotiation of the new clause under the applicable procedures set forth in Section 27 herein.

25.  Force Majeure

     25.1 Neither Party shall be liable for any delay or failure in performance of any part of this Agreement from any cause beyond its control and without its fault or negligence including, without limitation, acts of nature, acts of civil or military authority, embargoes, epidemics, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, work stoppages, equipment failure, power blackouts, volcanic action, other major environmental disturbances, unusually severe weather conditions, inability to secure products or services of other persons or transportation facilities or acts or omissions of transportation carriers. No delay or other failure to perform shall be excused pursuant to this Section 25 unless such delay or failure and the consequences thereof are beyond the control and without the fault or negligence of the Party claiming excusable delay or other failure to perform. In the event of any such excused delay in the performance of a Party's obligation(s) under this Agreement, the due date for the performance of the original obligation(s) shall be extended by a term equal to the time lost by reason of the delay. In the event of such delay, the delaying Party shall perform its obligations at a performance level no less than that which it uses for its own operations. In the event of a labor dispute or strike, the Parties agree to provide service to each other at a level equivalent to the level they provide themselves. In the event of a labor dispute or strike or work stoppage that continues for a period in excess of forty-eight (48) hours, AT&T may obtain replacement services for those services affected by such labor dispute or strike or work stoppage, in which event any liability of AT&T for the affected services shall be suspended for the period of the work stoppage or labor dispute or strike. In the event of such performance delay or failure by U S WEST, U S WEST agrees to resume performance in a nondiscriminatory manner and not favor its own provision of Telecommunications Services above that of AT&T.

26.  Escalation Procedures

     26.1 AT&T and U S WEST agree to exchange escalation lists which reflect contact personnel including vice president-level officers. These lists shall include name, department, title, phone number, and fax number for each person. AT&T and U S WEST agree to exchange up-to-date lists as reasonably necessary.

27.  Dispute Resolution/16/

     27.1 If any claim, controversy or dispute between the Parties, their agents, employees, officers, directors or affiliated agents ("Dispute") cannot be settled through negotiation, it may be resolved by arbitration conducted by a single arbitrator engaged in the practice of law, under the then current rules of the American Arbitration Association ("AAA"). The Federal Arbitration Act, 9 U.S.C. Secs. 1-16, not state law, shall govern the arbitrability of all Disputes. The arbitrator shall not have authority to award punitive damages. All expedited procedures prescribed by the AAA rules shall apply. The arbitrator's award shall be final and binding and may be entered in any court having jurisdiction thereof and shall be noticed to the Commission. The arbitrator shall determine which Party or Parties will bear the costs of arbitration, including apportionment, if appropriate. The laws of Idaho shall govern the construction and interpretation of this Agreement, and the arbitration shall occur in Denver, Colorado.

     27.2 In the event AT&T and U S WEST are unable to agree on certain issues during the term of this Agreement, the Parties may identify such issues for arbitration before the Commission. Only those points identified by the Parties for arbitration will be submitted.

     27.3 If a Dispute is submitted to arbitration pursuant to Section 27.1 above, the procedures described in this Section 27.3 shall apply, notwithstanding the then current rules of the AAA. Discovery shall be controlled by the arbitrator and shall be permitted to the extent set forth below. Each party may submit in writing to a Party, and that Party shall so respond, to an agreed amount of the following: interrogatories, demands to produce documents, and requests for admission. Not less than ten (10) days prior to the arbitration hearing, the Parties shall exchange witness and exhibit lists. Deposition discovery shall be controlled by the arbitrator. Additional discovery may be permitted upon mutual agreement of the Parties or the determination of the arbitrator. The arbitration hearing shall be commenced within thirty (30) days after a demand for arbitration by either Party and shall be held in Denver, Colorado. The arbitrator shall control the scheduling so as to process the matter expeditiously. The Parties may submit written briefs. The arbitrator shall rule on the dispute by issuing a written opinion within seven
          (7) days after the close of the hearings. The times specified in this section may be extended upon mutual agreement of the Parties or by the arbitrator upon a showing of good cause. The

______________________________
/16/ Per First Order at 48-49
          decision of the arbitrator shall be final and binding upon the Parties and judgment upon the award rendered by the arbitrator may be entered in a court having jurisdiction. The decision shall also be submitted to the Commission.

28.  Nondisclosure

     28.1 All information, including, but not limited to, specifications, microfilm, photocopies, magnetic disks, magnetic tapes, drawings, sketches, models, samples, tools, technical information, data, employee records, maps, financial reports, and market data (a) furnished by one Party to the other Party dealing with Customer specific, facility specific, or usage specific information, other than Customer information communicated for the purpose of publication of directory database inclusion, or (b) in written, graphic, electromagnetic, or other tangible form and marked at the time of delivery as "Confidential" or "Proprietary", or (c) declared orally or in writing to the Recipient at the time of delivery, or by written notice given to the Recipient within ten (10) days after delivery, to be "Confidential" or "Proprietary" (collectively referred to as "Proprietary Information"), shall remain the property of the Discloser. A Party who receives Proprietary Information via an oral communication may request written confirmation that the material is Proprietary Information. A Party who delivers Proprietary Information via an oral communication may request written confirmation that the Party receiving the information understands that the material is Proprietary Information.

     28.2 Upon request by the Discloser, the Recipient shall return all tangible copies of Proprietary Information, whether written, graphic or otherwise, except that the Recipient's legal counsel may retain one
          (1) copy for archival purposes.

     28.3 Each Party shall keep all of the other Party's Proprietary Information confidential and shall use the other Party's Proprietary Information only in connection with this Agreement. Neither Party shall use the other Party's Proprietary Information for any other purpose except upon such terms and conditions as may be agreed upon between the Parties in writing.

     28.4 Unless otherwise agreed, the obligations of confidentiality and non-use set forth in this Agreement do not apply to such Proprietary Information that:

          28.4.1 was, at the time of receipt, already known to the Recipient free of any obligation to keep it confidential evidenced by written records prepared prior to delivery by the Discloser; or

          28.4.2 is or becomes publicly known through no wrongful act of the Recipient; or

          28.4.3 is rightfully received from a third person having no direct or indirect secrecy or confidentiality obligation to the Discloser with respect to such information; or

          28.4.4 is independently developed by an employee, agent, or contractor of the Recipient which individual is not involved in any manner with the provision of services pursuant to this Agreement and does not have any direct or indirect access to the Proprietary Information; or

          28.4.5 is approved for release by written authorization of the Discloser; or

          28.4.6 is required by law, a court, or governmental agency, provided that the Discloser has been notified of the requirement promptly after the Recipient becomes aware of the requirement, and provided that the Recipient undertakes all lawful measures to avoid disclosing such information until the Discloser has had reasonable time to obtain a protective order. The Recipient agrees to comply with any protective order that covers the Proprietary Information to be disclosed.

     28.5 For a period of ten (10) years from receipt of Proprietary Information, the Recipient shall (a) use it only for the purpose of performing under this Agreement, (b) hold it in confidence and disclose it only to employees, authorized contractors and authorized agents who have a need to know it in order to perform under this Agreement, and (c) safeguard it from unauthorized use or disclosure using no less than the degree of care with which the Recipient safeguards its own Proprietary Information. Any authorized contractor or agent to whom Proprietary Information is provided must have executed a written agreement comparable in scope to the terms of this Section. Each Party shall provide advance notice of three (3) Business Days to the other of the intent to provide Proprietary information to a governmental authority and the Parties shall cooperate with each other in attempting to obtain a suitable protective order.

     28.6 Each Party agrees that the Discloser would be irreparably injured by a breach of this Section 28 by the Recipient or its representatives and that the Discloser shall be entitled to seek equitable relief, including injunctive relief and specific performance, in the event of any breach of this Section 28. Such remedies shall not be exclusive but shall be in addition to all other remedies available at law or in equity.

     28.7 CPNI related to either Party's subscribers obtained by virtue of Local Interconnection or any other service provided under this Agreement shall be the Discloser's Proprietary Information and may not be used by the Recipient for any purpose except performance of its obligations under this Agreement, and in connection with such performance, shall be disclosed only to employees, authorized contractors and authorized agents with a need to know, unless the subscriber expressly directs the Discloser to disclose such information to the Recipient pursuant to the requirements of Section 222(c)(2) of the Act. If the Recipient seeks and obtains written approval to use or disclose such CPNI from the Discloser, such approval shall be obtained only in compliance with
          Section 222(c)(2) and, in the event such authorization is obtained, the Recipient may use or disclose only such information as the Discloser provides pursuant to such authorization and may not use information that the Recipient has otherwise obtained, directly or indirectly, in connection with its performance under this Agreement.

     28.8 Except as otherwise expressly provided in this Section 28, nothing herein shall be construed as limiting the rights of either Party with respect to its subscriber information under any applicable law, including, without limitation, Section 222 of the Act.

     28.9 Effective Date Of This Section. Notwithstanding any other provision of this Agreement, the Proprietary Information provisions of this Agreement shall apply to all Proprietary Information furnished by either Party with a claim of confidentiality or proprietary nature at any time.

29.  Notices

     29.1 Except as otherwise provided herein, all notices or other communication hereunder shall be deemed to have been duly given when made in writing and delivered in person or deposited in the United States mail, certified mail, postage prepaid, return receipt requested, or delivered by prepaid overnight express mail, and addressed as follows:

          To AT&T:       AT&T
                         Vice President, Local Services
                         1875 Lawrence Street
                         Denver, Colorado 80202

          Copy to:       AT&T
                         Vice President, Law
                         1875 Lawrence Street
                         Denver, Colorado 80202

          To U S WEST:   U S WEST
                         Executive Director Interconnect Services
                         1801 California, 23rd Floor
                         Denver, Colorado 80202

          Copy to:       U S WEST, Inc.
                         Senior Counsel, Law Dept.
                         7800 East Orchard Road, Suite 480
                         Englewood, Colorado 80111

     29.2 If personal delivery is selected to give notice, a receipt of such delivery shall be obtained. The address to which notices or communications may be given to either Party may be changed by written notice given by such Party to the other pursuant to this Section 29.

30.  Assignment

     30.1 Neither Party may assign, transfer (whether by operation of law or otherwise) or delegate this Agreement (or any rights or obligations hereunder) to a third party without the prior written consent of the other Party, which consent shall not be unreasonably withheld, provided that each Party may assign this Agreement to an Affiliate or an entity under its common control or an entity acquiring all or substantially all of its assets or equity by providing prior written notice to the other Party of such assignment or transfer. Any attempted assignment or transfer that is not permitted under the provisions of this Section 30 is void ab initio. Without limiting the
                                                -- ------
          generality of the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the Parties' respective successors and assigns. No assignment or delegation hereof shall relieve the assignor of its obligations under this Agreement.

     30.2 If any obligation of U S WEST under this Agreement is performed by a subcontractor or Affiliate, U S WEST shall remain fully responsible for the performance of this Agreement in accordance with its terms, and U S WEST shall be solely responsible for payments due to its subcontractors.

     30.3 If any obligation of AT&T under this Agreement is performed by a subcontractor or Affiliate, AT&T shall remain fully responsible for the performance of this Agreement in accordance with its terms, and AT&T shall be solely responsible for payments due to its subcontractors.

31.  Warranties

     31.1 U S WEST shall conduct all activities and interfaces which are provided for under this Agreement with AT&T Customers in a carrier-neutral, nondiscriminatory manner.

     31.2 U S WEST warrants that it has provided, and during the term of this Agreement it will continue to provide, to AT&T true and complete copies of all material agreements in effect between U S WEST and any third party (including Affiliates) providing any services to AT&T on behalf of or under contract to U S WEST in connection with U S WEST's performance of this Agreement, or from whom U S WEST has obtained licenses or other rights used by U S WEST to perform its obligations under this Agreement, provided, however, that U S WEST may provide such agreements under appropriate protective order.

32.  Default

     32.1 In the event of a breach of any material provision of this Agreement by either Party, the non-breaching Party shall give the breaching Party and the Commission written notice thereof, and:

          32.1.1 if such material breach is for non-payment of amounts due hereunder pursuant to Section 3.2 of Part A of this Agreement, the breaching Party shall cure such breach within thirty (30) days of receiving such notice. The non-breaching Party shall be entitled to pursue all available legal and equitable remedies for such breach. Amounts disputed in good faith and withheld or set off shall not be deemed "amounts due hereunder" for the purpose of this provision.

          32.1.2 if such material breach is for any failure to perform in accordance with this Agreement, which, in the sole judgment of the non-breaching Party, adversely affects the non-breaching Party's subscribers, the non-breaching Party shall give notice of the breach and the breaching Party shall cure such breach to the non-breaching Party's reasonable satisfaction within ten
                 (10) calendar days or within a period of time equivalent to the applicable interval required by this Agreement, whichever is shorter. If the breaching Party does not cure such breach within the applicable time period, the non-breaching Party may, at its sole option, terminate this Agreement, or any parts hereof. The non-breaching Party shall be entitled to pursue all available legal and equitable remedies for such breach. Notice under this Subsection 32.1.2 may be given electronically or by facsimile, provided that a hard copy or original of such notice is sent by overnight delivery service.

          32.1.3 if such material breach is for any other failure to perform in accordance with this Agreement, the breaching Party shall cure such breach to the non-breaching Party's reasonable satisfaction within forty-five (45) calendar days, and, if it does not, the non-breaching Party may, at its sole option, terminate this Agreement, or any parts hereof. The non-breaching Party shall be entitled to pursue all available legal and equitable remedies for such breach.

     32.2 AT&T may terminate this Agreement in whole at any time only for cause upon sixty (60) calendar days' prior written notice. AT&T's sole liability shall be payment of amounts due for services provided or obligations assumed up to the date of termination.

     32.3 In the event of any termination under this Section 32, U S WEST and AT&T agree to cooperate to provide for an uninterrupted transition of services to AT&T or another vendor designated by AT&T to the extent that U S WEST has the ability to provide such cooperation.

     32.4 Notwithstanding any termination hereof, the Parties shall continue to comply with their obligations under the Act.

33.  Remedies

     33.1 In the event U S WEST fails to switch a subscriber to AT&T service as provided in this Agreement, U S WEST shall reimburse AT&T in an amount equal to all fees paid by such subscriber to U S WEST for such failed-to-be-transferred services from the time of such failure to switch to the time at which the subscriber switch is accomplished. This remedy shall be in addition to all other remedies available to AT&T under this Agreement or otherwise available.

     33.2 All rights of termination, cancellation or other remedies prescribed in this Agreement, or otherwise available, are cumulative and are not intended to be exclusive of other remedies to which the injured Party may be entitled at law or equity in case of any breach or threatened breach by the other Party of any provision of this Agreement. Use of one or more remedies shall not bar use of any other remedy for the purpose of enforcing the provisions of this Agreement.

34.  Waivers

     34.1 No waiver of any provisions of this Agreement and no consent to any default under this Agreement shall be effective unless the same shall be in writing and properly executed by or on behalf of the Party against whom such waiver or consent is claimed.

     34.2 No course of dealing or failure of either Party to strictly enforce any term, right, or condition of this Agreement in any instance shall be construed as a general waiver or relinquishment of such term, right or condition.

     34.3 Waiver by either Party of any default or breach by the other Party shall not be deemed a waiver of any other default or breach.

     34.4 By entering into this Agreement, neither Party waives any right granted to it pursuant to the Act.

35.  No Third Party Beneficiaries

     35.1 The provisions of this Agreement are for the benefit of the Parties hereto and not for any other person; provided, however, that this shall not be construed to prevent AT&T from providing its Telecommunications Services to other carriers. This Agreement shall not provide any person not a party hereto with any remedy, claim, liability, reimbursement, claim of action, or other right in excess of those existing without reference hereto.

36.  Physical Security

     36.1 U S WEST shall exercise the same degree of care to prevent harm or damage to AT&T or its employees, agents or subscribers, or its property as U S WEST provides itself. AT&T shall exercise the same degree of care to ensure the security of its equipment physically collocated within U S WEST's space as AT&T provides such security to itself.

          36.1.1 U S WEST will restrict access to approved personnel to U S WEST's buildings. AT&T is responsible for the action of its employees and other authorized non-AT&T personnel; U S WEST is responsible for the action of its employees and other authorized non-U S WEST personnel.

          36.1.2 U S WEST will furnish to AT&T the current name(s) and telephone number(s) of those central office supervisor(s) where a physical Collocation arrangement exists. The central office supervisor(s) will be the only U S WEST employee(s) with access to AT&T collocation space.

          36.1.3 U S WEST will comply at all times with U S WEST security and safety procedures at the individual central office locations where AT&T has physical Collocation arrangements. The Parties will cooperate to analyze security procedures of each company to evaluate ways in which security procedures of US WEST may be enhanced.

          36.1.4 U S WEST will allow AT&T to inspect or observe its physical spaces which house or contain AT&T equipment or equipment enclosures at any time upon completion of the physical Collocation quotation. Upon completion of the build out of the physical space, U S WEST will furnish AT&T with all keys, entry codes, lock combinations, or other materials or information which may be needed to gain entry via direct access to AT&T's physical space.

          36.1.5 U S WEST agrees to logically partition any U S WEST owned access device systems, whether biometric or card reader, or types which are encoded identically or mechanical coded locks on external and or internal doors to spaces which house AT&T equipment.

          36.1.6 U S WEST agrees to limit the keys used in its keying systems for spaces which contain AT&T equipment to the U S WEST supervisor for the specific facility to emergency access only. AT&T shall further have the right to change locks where deemed necessary for the protection and security of its physical spaces and will provide the U S WEST supervisor with the current key.

          36.1.8 U S WEST shall control unauthorized access from passenger and freight elevators, elevator lobbies and spaces which contain or house AT&T equipment or equipment space in the same manner as U S WEST provides such control for itself.

          36.1.9 U S WEST will provide notification to designated AT&T personnel to indicate an actual or attempted security breach of AT&T physical space in the same time frame as U S WEST provides such notification to itself.

37.  Network Security

     37.1 U S WEST shall provide an appropriate and sufficient back-up and recovery plan to be used in the event of a system failure or emergency.

     37.2 U S WEST shall install controls to (a) disconnect a user for a pre-determined period of inactivity on authorized ports; (b) protect subscriber proprietary information; and (c) ensure both ongoing operational and update integrity.

     37.3 Each Party shall be responsible for the security arrangements on its side of the network to the Point of Interconnection. The Parties shall jointly cooperate to analyze network security procedures and cooperate to ensure the systems, access and devices are appropriately secured and compatible.

38.  Revenue Protection

     38.1 U S WEST shall make available to AT&T all present and future fraud prevention or revenue protection features that U S WEST provides to itself or others. These features include, but are not limited to, operator screening codes, information digits assigned such as information digits '29' and '70' which indicate prison and COCOT pay phone originating line types respectively, in accordance with the requirements established by the FCC, call blocking of domestic, international blocking for business and residence, 900, NPA-976, and specific line numbers. U S WEST shall additionally provide partitioned access to fraud prevention, detection and control functionality within pertinent Operations Support Systems ("OSS") which include, but are not limited to, Line Information Data Base Fraud monitoring systems.

     38.2 Uncollectible or unbillable revenues resulting from, but not confined to, provisioning, maintenance, or signal network routing errors shall be the responsibility of the Party causing such error.

     38.3 Uncollectible or unbillable revenues resulting from the accidental or malicious alteration of software underlying Network Elements or their subtending operational support systems by unauthorized third parties shall be the responsibility of the Party having administrative control of access to said Network Element or operational support system software.

     38.4 Each Party shall be responsible for any uncollectible or unbillable revenues resulting from the unauthorized use of facilities under its control or services it provides, including clip-on fraud.

     38.5 The Parties shall work cooperatively to minimize fraud associated with third-number billed calls, calling card calls, and any other services related to this Agreement.

39.  Law Enforcement Interface

     39.1 U S WEST shall provide all necessary assistance to facilitate the execution of wiretap or dialed number recorder orders from law enforcement authorities.

40.  Collocation

     40.1 General Description

          40.1.1 Collocation is the right of AT&T to obtain dedicated space in U S WEST Local Serving Office (LSO) or other U S WEST locations, including, but not limited to, U S WEST serving wire center and tandem offices, as well as all buildings or similar structures owned or leased by U S WEST, whether or not on public rights-of way, that house U S WEST network facilities, including, but not limited to, vaults containing loop concentrators or similar structures, and the right to place equipment in such spaces for the purposes of interconnection with U S WEST's network or access to U S WEST's unbundled Network Elements. Collocation also includes U S WEST providing resources necessary for the operation and economical use of collocated equipment.


          40.1.2 Collocation is offered for network interconnection between the Parties. AT&T may cross connect to other collocated parties via facilities provided by U S WEST, provided that AT&T's collocated equipment is also used for interconnection with U S WEST or access to U S WEST's unbundled Network Elements.

          40.1.3 AT&T is responsible for bringing its own or leased facilities to the U S WEST-designated Point of Interface ("POI"). U S WEST will extend AT&T's facilities from the POI to the cable vault within the wire center. If necessary, U S WEST may bring the facilities into compliance with U S WEST internal fire code standards and extend the facilities to the collocated space.

          40.1.4 AT&T will be provided two (2) points of entry into the U S WEST wire center only when there are at least two (2) existing entry points for U S WEST cable and when there are vacant entrance ducts in both.

          40.1.5 AT&T may collocate transmission equipment (including Digital Cross Connect Systems and Remote Switching Units (RSUs) to terminate basic transmission facilities. AT&T must identify what equipment will be installed, to allow for U S WEST to use this information in engineering the power, floor loading, heat release, environmental participant level, and HVAC. At U S WEST's request, AT&T should be required to demonstrate that the switching capabilities of any such units have been disabled./17/

          40.1.6   [Intentionally left blank for numbering consistency]

          40.1.7 Expanded Interconnection Channel Termination (EICT). Telecommunications interconnection between AT&T's collocated equipment and U S WEST's network may be accomplished via an Expanded Interconnection Channel Termination (EICT). This element can be at the DS-3, DS-1, DS-0, or any other technically feasible level, subject to network disclosure requirements of the FCC, depending on the U S WEST service to which it is connected. The terms and conditions of the tariff for EICT are incorporated only to the extent that they are agreed to by the Parties. Within ninety (90) days (or other acceptable time agreed to by the Parties) after request, the Parties will meet to review the tariff and seek resolution on disagreed items.

          40.1.8 Consistent with U S WEST's internal practice, within ten (10) Business Days of AT&T's request for any space, U S WEST shall provide information available to it regarding the environmental conditions of the space provided for placement of equipment and interconnection, including, but not limited to, the existence and condition of asbestos, lead paint, hazardous substance contamination, or radon. Information is considered "available" under this Agreement if it is in U S WEST's possession or files, or the possession of an agent, contractor, employee, lessor, or tenant of U S WEST's that holds such information on U S WEST's behalf.

          40.1.9 U S WEST shall allow AT&T to perform any environmental site investigations, including, but not limited to, asbestos surveys, which AT&T deems to be necessary in support of its collocation needs. AT&T shall advise U S WEST in writing of its intent to conduct such investigation, and shall receive written approval from U S WEST to proceed. AT&T shall indemnify U S WEST according to Section 18 of Part A of this Agreement for any loss or claim for damage suffered by U S WEST as a result of AT&T's actions during any site inspection.

          40.1.10 If the space provided for the placement of equipment, interconnection, or provision of service contains environmental contamination or hazardous material, particularly,

________________________________
/17/ First sentence  Per First Order at 5.

                   but not limited to, asbestos, lead paint or radon, which makes the placement of such equipment or interconnection hazardous, U S WEST shall offer an alternative space, if available, for AT&T's consideration.

     40.2 Virtual Collocation

          40.2.1 U S WEST shall provide virtual collocation for the purpose of Interconnection or access to unbundled Network Elements subject to the rates, terms and conditions of this Agreement.

          40.2.2 Upon mutual agreement, AT&T will have physical access to the U S WEST wire center building pursuant to a virtual collocation arrangement.

          40.2.3 AT&T will be responsible for obtaining and providing to U S WEST administrative codes, e.g., common language codes, for all equipment specified by AT&T and installed in wire center buildings.

          40.2.4 AT&T will be responsible for payment of training of U S WEST employees for the maintenance, operation and installation of AT&T's virtually collocated equipment when that equipment is different than the equipment used by U S WEST. Training conditions are further described in the Virtual Collocation Rate Element section following.

          40.2.5 AT&T will be responsible for payment of reasonable charges incurred as a result of agreed upon maintenance and/or repair of AT&T's virtually collocated equipment.

          40.2.6 U S WEST does not guarantee the reliability of AT&T's virtually collocated equipment, but U S WEST is responsible for proper installation, maintenance and repair of such equipment, including the change out of electronic cards provided by AT&T.

          40.2.7 AT&T is responsible for ensuring the functionality and interoperability of virtually collocated SONET equipment provided by different manufacturers.

          40.2.8 AT&T, as bailor, will transfer possession of AT&T's virtually collocated equipment to U S WEST, as bailee, for the sole purpose of providing U S WEST with the ability to install, maintain and repair AT&T's virtually collocated equipment. Title to the AT&T virtually collocated equipment shall not pass to U S WEST.

          40.2.9 AT&T shall ensure that upon receipt by U S WEST of AT&T's virtually collocated equipment, AT&T will make available all access to ongoing technical support to U S WEST, as available under the equipment warranty or other terms and conditions, all at AT&T's expense. AT&T shall advise the manufacturer and seller of the virtually collocated equipment that it will be installed, maintained and repaired by U S WEST.

          40.2.10 AT&T's virtually collocated equipment must comply with the Bellcore Network Equipment Building System (NEBS) Generic Equipment Requirements TR-NWT-000063, electromagnetic compatibility (EMC) per GR-1089-CORE, Company wire center environmental and transmission standards and any statutory (local, state or federal) and/or regulatory requirements, all of the foregoing which may be in effect at the time of equipment installation or which may subsequently become effective.

                   AT&T shall provide U S WEST interface specifications (e.g., electrical, functional, physical and software) of AT&T's virtually collocated equipment.

          40.2.11 AT&T must specify all software options and associated plug-ins for its virtually collocated equipment.

          40.2.12 AT&T is responsible for purchasing and maintaining a supply of spares. Upon failure of the AT&T virtually collocated equipment, AT&T is responsible for transportation and delivery of maintenance spares to U S WEST at the wire center housing the failed equipment.

          40.2.13 Where AT&T is virtually collocated in a premises which was initially prepared for virtual collocation, AT&T may elect to retain its virtual Collocation in that premises and expand that virtual Collocation according to the rates, terms and conditions of this Agreement.

     40.3 Physical Collocation

          40.3.1 U S WEST shall provide to AT&T physical collocation of equipment necessary for Interconnection or for access to unbundled Network Elements, except that U S WEST shall provide for virtual collocation where space is available or expansion or rearrangement is possible if U S WEST demonstrates to the Commission that physical collocation is not practical for technical reasons or because of space limitations, as provided in Section 251(c)(6) of the Act. AT&T shall pay a prorated amount for expansion of said space. U S WEST shall provide such collocation for the purpose of Interconnection or access to unbundled Network Elements, except as otherwise mutually agreed to in writing by the Parties or as required by the FCC or the Commission, subject to the rates, terms and conditions of this Agreement./18/

                   40.3.1.1 U S WEST shall permit AT&T to use vendors for all required engineering and installation services associated with its collocated equipment which are being collocated by AT&T pursuant to this Agreement. Within one hundred and twenty (120) days after request, U S WEST and AT&T shall compose and agree on a list of approved vendors and/or agree on minimum qualifications for such contractors consistent with industry standards, such agreement not to be unreasonably withheld. In the event such agreement cannot be reached and the dispute resolution process outlined in Section 27 above has not concluded on the issue of approved vendors, the list of approved vendors maintained by U S WEST as of the Effective Date of this Agreement shall be the default list until the conclusion of the dispute resolution process.

          40.3.2 Where AT&T is virtually collocated in a premises which was initially prepared for virtual collocation, AT&T may elect, unless it is not practical for technical reasons or because of space limitations, to convert its virtual Collocation to physical Collocation at such premises in which case AT&T shall coordinate the

___________________________
/18/ Per First Order at 6.

                   construction and rearrangement with U S WEST of its equipment (IDLC and transmission) and circuits for which AT&T shall pay U S WEST at applicable rates, and pursuant to the other terms and conditions in this Agreement. In addition, all applicable physical Collocation recurring charges shall apply.

          40.3.3 AT&T will be allowed access to the POI on non-discriminatory terms. AT&T owns and is responsible for the installation, maintenance and repair of its equipment located within the space rented from U S WEST.

          40.3.4 AT&T must use leased space as soon as reasonably possible and may not warehouse space for later use or sublease to another provider. Physical Collocation is offered on a space-available, first-come, first-served basis.

          40.3.5 The minimum standard leasable amount of floor space is one hundred (100) square feet. AT&T must efficiently use the leased space and no more than fifty percent (50%) of the floor space may be used for storage cabinets and work surfaces. AT&T and U S WEST may negotiate other storage arrangements on a case-by-case basis. AT&T may store spares within its collocated space.

          40.3.6 AT&T's leased floor space will be separated from other competitive providers and U S WEST space through cages or hard walls. AT&T may elect to have U S WEST construct the cage, or choose from U S WEST approved contractors to construct the cage, meeting U S WEST's installation Technical Publication 77350. Any deviation to AT&T's request must be approved.

          40.3.7   The following standard features will be provided by U S WEST:

                   (a)    Heating, ventilation and air conditioning.

                   (b) Smoke/fire detection and any other building code requirement.

          40.3.8   U S WEST Responsibilities

                   (a) Design the floor space within each location which will constitute AT&T's leased space.

                   (b) Ensure that the necessary construction work is performed on a timely basis to build AT&T's leased physical space and the riser from the vault to the leased physical space.

                   (c)    Develop a quotation specific to AT&T's request.

                   (d) Extend U S WEST-provided and owned fiber optic, copper or coaxial, cable, whichever is more efficient, from the POI through the cable vault and extend the cable to AT&T's leased physical space or place the cable in fire retardant tubing prior to extension to AT&T's leased physical space. U S WEST may refuse to collocate copper or coaxial cable or any other equipment where it can show there is insufficient space to accommodate such facilities./19/

______________________________
/19/ Per First Order at 6.

                   (e) Installation and maintenance and all related activity necessary to provide Channel Termination between U S WEST's and AT&T's equipment.

                   (f) Work cooperatively with AT&T in matters of joint testing and maintenance.

          40.3.9   AT&T Responsibilities

                   (a) Determine the type of enclosure for the physical space.

                   (b) Procure, install and maintain fiber optic, copper or coaxial facilities up to the U S WEST designated POI.

                   (c) Provide for installation, maintenance, repair and service of all AT&T's equipment located in the leased physical space.

                   (d) Ensure that all equipment installed by AT&T complies with Bellcore Network Equipment Building System Generic Equipment requirements, U S WEST environmental and transmission standards, and any statutory (local, federal, or state) or regulatory requirements in effect at the time of equipment installation or that subsequently become effective.

          40.3.10 The installation of any interconnection service will be coordinated between the Parties so that AT&T may utilize those services once AT&T has accepted its leased physical space.

          40.3.11 If, at any time, U S WEST reasonably determines that the equipment or the installation does not meet standard industry requirements, such failure being due to actions of AT&T or its agents, AT&T will be responsible for the costs associated with the removal, modification to, or installation of the equipment to bring it into compliance. If AT&T fails to correct any non-compliance within thirty (30) calendar days or as soon as reasonably practical after the receipt of written notice of non-compliance, U S WEST may have the equipment removed or the condition corrected at AT&T's expense.

          40.3.12 If, during installation, U S WEST reasonably determines that AT&T activities or equipment are unsafe, non-industry standard or in violation of any applicable laws or regulations, U S WEST has the right to stop work until the situation is remedied. If such conditions pose an immediate threat to the safety of personnel, interfere with the performance of U S WEST's service obligations, or pose an immediate threat to the physical integrity of the conduit system or the cable facilities, U S WEST may perform such work and/or take action as is necessary to correct the condition at AT&T's expense.

          40.3.13 U S WEST shall provide basic telephone service with a connection jack as requested by AT&T from U S WEST for the collocated space. Upon AT&T's request and following the normal provisioning process, this service shall be available at the AT&T collocated space on the day the space is turned over to AT&T by U S WEST.

          40.3.14 Where available, U S WEST shall provide access to eyewash stations, bathrooms, and drinking water within the collocated facility on a twenty-four (24) hour per day, seven (7) day per week basis for AT&T personnel and its designated agents.

          40.3.15 U S WEST shall provide AT&T with written notice five (5) Business Days prior to those instances where U S WEST or its subcontractors may be performing work that could reasonably potentially affect AT&T's service. U S WEST will make reasonable efforts to inform AT&T by telephone of any emergency related activity prior to the start of the activity that U S WEST or its subcontractors may be performing that could reasonably potentially affect AT&T's service, so that AT&T can take any action required to monitor or protect its service.

          40.3.16 U S WEST shall provide information regarding the location, type, and cable termination requirements (i.e., connector type, number and type of pairs, and naming convention) for U S WEST point of termination to AT&T within five (5) Business Days of AT&T's acceptance of U S WEST's quote for collocated space.

          40.3.17 U S WEST shall provide the dimensions for AT&T outside plant fiber ingress and egress into AT&T collocated space within five (5) Business Days of AT&T's acceptance of U S WEST's quote for collocated space.

          40.3.18 U S WEST shall provide the sizes and number of power feeders for the collocated space to AT&T within ten (10) Business Days of AT&T's acceptance of U S WEST's quote for collocated space.

          40.3.19 U S WEST shall provide positive confirmation to AT&T when construction of AT&T collocated space is fifty percent (50%) completed. This confirmation shall also include confirmation of the scheduled completion and turnover dates.

          40.3.20  [Intentionally left blank for numbering consistency]

          40.3.21 With the exception of Subparagraph (b) below, U S WEST shall provide the following information to AT&T within five (5) Business Days or as reasonably necessary upon receipt of a written request from AT&T:

                   (a)    additional work restriction guidelines.

                   (b) U S WEST or industry technical publication guidelines that impact the design of U S WEST collocated equipment, unless such documents are already in the possession of AT&T. The following U S WEST Technical Publications provide information regarding central office equipment and collocation guidelines:

                              77350    Central Office Telecommunications
                                       Equipment Installation and Removal
                                       Guidelines
                              77351    Central Office Telecommunications
                                       Equipment Engineering Standards
                              77355 Grounding - Central Office and Remote Equipment Environment
                              77386 Expanded Interconnection and Collocation for Private Line Transport and Switched Access Services

                          AT&T may obtain the above documents from:

                                   Faison Office Products Company
                                   3251 Revere St., Suite 200
                                   Aurora, Colorado 80011
                                   (303) 340-3672

                   (c) appropriate U S WEST contacts (names and telephone numbers) for the following areas:

                                   Engineering
                                   Physical & Logical Security
                                   Provisioning
                                   Billing
                                   Operations
                                   Site and Building Managers
                                   Environmental and Safety

                   (d) escalation process for the U S WEST employees (names, telephone numbers and the escalation order) for any disputes or problems that might arise pursuant to AT&T's collocation.

          40.3.22 Power as referenced in this Agreement refers to any electrical power source supplied by U S WEST for AT&T equipment. U S WEST will supply power to support AT&T equipment at equipment specific DC and AC voltages. At a minimum, U S WEST shall supply power to AT&T at parity with that provided by U S WEST to itself. If U S WEST performance, availability or restoration falls below industry standards, U S WEST shall bring itself into compliance with such industry standards as soon as technologically feasible.

                   (a) Central office power supplied by U S WEST into the AT&T equipment area, shall be supplied in the form of power feeders (cables) on cable racking into the designated AT&T equipment area. The power feeders (cables) shall efficiently and economically support the requested quantity and capacity of AT&T equipment. The termination location shall be mutually agreed upon by the Parties.

                   (b) U S WEST power equipment supporting AT&T's equipment shall:

                          i. comply with applicable industry standards (e.g., Bellcore, NEBS, IEEE, UL, and NEC) or manufacturer's equipment power requirement specifications for equipment installation, cabling practices, and physical equipment layout;

                          ii. have redundant power feeds with physical diversity and battery back-up as required by the equipment manufacturer's specifications for AT&T equipment, or, at minimum, at parity with that provided for similar U S WEST equipment at that location;

                          iii. provide central office ground, connected to a ground electrode located within the AT&T collocated space, at a level above the top of AT&T equipment plus or minus two (2) feet to the left or right of AT&T's final request;

                          iv. provide an installation sequence and access that will allow installation efforts in parallel without jeopardizing personnel safety or existing services of either Party;

                          v. provide cabling that adheres to Bell Communication Research (Bellcore) Network Equipment-Building System (NEBS) standards TR-EOP-000063;

                          vi. provide Lock Out-Tag Out and other electrical safety procedures and devices in conformance with the most stringent of OSHA or industry guidelines; and

                          vii. ensure that installed equipment meets Bellcore specifications.

     40.4 Collocation Rate Elements

          40.4.1   Common Rate Elements
                   The following rate elements are common to both virtual and physical collocation:

                   (a) Quote Preparation Fee. This covers the work involved in developing a quotation for AT&T for the total costs involved in its collocation request.

                   (b) Entrance Facility. Provides for fiber optic cable on a per two (2) fiber increment basis from the point of interconnection utilizing U S WEST owned, conventional single mode type of fiber optic cable to the collocated equipment (for virtual collocation) or to the leased space (for physical collocation). Entrance facility includes riser, fiber placement, entrance closure, conduit/innerduct, and core drilling.

                   (c) Cable Splicing. Represents the labor and equipment to perform a subsequent splice to the AT&T provided fiber optic cable after the initial installation splice. Includes a per-setup and a per-fiber-spliced rate elements.

                   (d) 48 Volt Power. Provides 48 volt power to the AT&T collocated equipment. Charged on a per ampere basis.

                   (e)    48 Volt Power Cable. Provides for the transmission of
                          - 48 Volt DC power to the collocated equipment. It includes engineering, furnishing and installing the main distribution bay power breaker, associated power cable, cable rack and local power bay to the closest power distribution bay. It also includes the power cable (feeders) A and B from the local power distribution bay to the leased physical space (for physical collocation) or to the collocated equipment (for virtual collocation).

                   (f) Inspector Labor. Provides for the U S WEST qualified personnel necessary when AT&T requires access to the POI after the initial installation or access to its physical collocation floor space, where an escort is required. A call-out of an inspector after business hours is subject to a minimum charge of four (4) hours. Maintenance Labor, Inspector Labor, Engineering Labor and Equipment Labor business hours are considered to be Monday

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                          through Friday, 8:00 am to 5:00 p.m. and after
                          business hours are after 5:00 p.m. and before 8:00 am, Monday through Friday, all day Saturday, Sunday and holidays.

                   (g) Expanded Interconnection Channel Regeneration. Required when the distance from the leased physical space (for physical collocation) or from the collocated equipment (for virtual collocation) to the U S WEST network is of sufficient length to require regeneration.

                   (h) U S WEST will provide external synchronization when available.

                   (i) U S WEST will provide 20 hertz ringing supply when available.

          40.4.2   Physical Collocation Rate Elements

                   The following rate elements apply only to physical collocation arrangements:

                   (a) Enclosure Buildout. The Enclosure Buildout element, either Cage or Hardwall, includes the material and labor to construct the enclosure specified by AT&T or AT&T may choose from U S WEST approved contractors to construct the cage, meeting U S WEST's installation Technical Publication 77350. It includes the enclosure (cage or hardwall), air conditioning (to support AT&T loads specified), lighting (not to exceed 2 watts per square foot), and convenience outlets (3 per cage or the number required by building code for the hardwall enclosure). Also provides for humidification, if required. Pricing for Enclosure Buildout will be provided on an individual basis due to the uniqueness of AT&T's requirements, central office structure and arrangements.

                   (b) Floor Space Rental. This element provides for the rental of the floor space provided to AT&T pursuant to a physical collocation arrangement.

          40.4.3   Virtual Collocation Rate Elements

                   The following rate elements apply only to virtual collocation arrangements:

                   (a) Maintenance Labor. Provides for the labor necessary for repair of out of service and/or service-affecting conditions and preventative maintenance of the AT&T virtually collocated equipment. AT&T is responsible for ordering maintenance spares. U S WEST will perform maintenance and/or repair work upon receipt of the replacement maintenance spare and/or equipment for AT&T. A call-out of a maintenance technician after business hours is subject to a minimum charge of four
                          (4) hours. Maintenance Labor, Inspector Labor, Engineering Labor and Equipment Labor business hours are considered to be Monday through Friday, 8:00 am to 5:00 p.m. and after business hours are after 5:00 p.m. and before 8:00 am, Monday through Friday, all day Saturday, Sunday and holidays.

                   (b) Training Labor. Provides for the billing of vendor-provided training for U S WEST personnel on a metropolitan service area basis, necessary for AT&T virtually collocated equipment which is different from equipment used by U S WEST. U S WEST will require three (3) U S WEST employees to

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

                         be trained per metropolitan service area in which the AT&T virtually collocated equipment is located. If, by an act of U S WEST, trained employees are relocated, retired, or are no longer available, U S WEST will not require AT&T to provide training for additional U S WEST employees for the same virtually collocated equipment in the same metropolitan area. Fifty percent (50%) of the amount of training billed to AT&T will be refunded to AT&T, should a second collocator or U S WEST in the same metropolitan area select the same virtually collocated equipment as AT&T. The second collocator or U S WEST will be charged one half of the original amount paid by AT&T for the same metropolitan area.

                    (c) Equipment Bay. Provides mounting space for the AT&T virtually collocated equipment. Each bay includes the seven (7) foot bay, its installation, and all necessary environmental supports. Mounting space on the bay, including space for the fuse panel and air gaps necessary for heat dissipation is limited to 78 inches. The monthly rate is applied per shelf.

                    (d) Engineering Labor. Provides the planning and engineering of the AT&T virtually collocated equipment at the time of installation, change or removal.

                    (e) Installation Labor. Provides for the installation, change or removal of the AT&T virtually collocated equipment.

     40.5.   Collocation Installation Intervals

             40.5.1 U S WEST shall have a period of thirty (30) calendar days after receipt by AT&T of a Request for Collocation to provide AT&T with a written quotation containing all nonrecurring charges and fees for the requested collocation (the "Quotation Preparation Period"). AT&T shall make payment of fifty percent (50%) of the nonrecurring charges and fees upon acceptance of the quotation ("Initial Payment") with the remainder due upon completion of the construction. In the event AT&T disputes the amount of U S WEST's proposed nonrecurring charges and fees, AT&T shall deposit fifty percent (50%) of the nonrecurring charges and fees into an interest bearing escrow account prior to the commencement of construction ("Initial Deposit"). The remainder of the nonrecurring charges and fees shall be deposited into the escrow account upon completion of the construction. Upon resolution of the dispute, the escrow agent shall distribute amounts in the account in accordance with the resolution of such dispute and any interest that has accrued with respect to amounts in the account shall be distributed proportionately to the Parties. U S WEST shall complete installation pursuant to the AT&T Request for Collocation within a maximum of three (3) months after the Initial Payment or Initial Deposit for physical or virtual collocation. If there is a dispute between U S WEST and AT&T regarding the amount of any nonrecurring charges and fees, such dispute shall be resolved in accordance with Section 27 above. The pendency of any such dispute shall not affect the obligation of U S WEST to complete collocation within the installation intervals described above.

41.  Technical References - Collocation

     Subject to Sections 1.3.1 and 1.3.2 of this Part A, U S WEST shall provide collocation in accordance with the following standards:

     41.1 Institute of Electrical and Electronics Engineers (IEEE) Standard 383, IEEE Standard for Type Test of Class 1 E Electric Cables, Field Splices, and Connections for Nuclear Power Generating Stations;

     41.2   National Electrical Code (NEC), use most recent issue;

     41.3 TA-NPL-000286, NEBS Generic Engineering Requirements for System Assembly and Cable Distribution, Issue 2 (Bellcore, January 1989);

     41.4 TR-EOP-000063 Network Equipment-Building System (NEBS) Generic Equipment Requirements, Issue 3, March 1988;

     41.5 TR-EOP-000151, Generic Requirements for 24-, 48-, 130-, and 140-Volt Central Office Power Plant Rectifiers, Issue 1 (Bellcore, May 1985);

     41.6 TR-EOP-000232, Generic Requirements for Lead-Acid Storage Batteries, Issue 1 (Bellcore, June 1985);

     41.7 TR-NWT-000154, Generic Requirements for 24-, 48-, 130, and 140- Volt Central Office Power Plant Control and Distribution Equipment, Issue 2 (Bellcore, January 1992);

     41.8 TR-NWT-000295, Isolated Ground Planes: Definition and Application to Telephone Central Offices, Issue 2 (Bellcore, July 1992);

     41.9 TR-NWT-000840, Supplier Support Generic Requirements (SSGR), (A Module of LSSGR, FR-NWT-000064), Issue 1 (Bellcore, December 1991);

     41.10 TR-NWT-001275 Central Office Environment Installations/Removal Generic Requirements, Issue 1, January 1993; and

     41.11  Underwriters' Laboratories Standard, UL 94.

42.  Number Portability

     42.1   Interim Number Portability (INP)

            42.1.1   General Terms

                     (a)  The Parties shall provide Interim Number Portability
                          (INP) on a reciprocal basis to the extent technically feasible.

                     (b) Until permanent number portability is implemented by the industry pursuant to regulations issued by the FCC or the Commission, the Parties agree to provide INP to each other through Remote Call Forwarding, Direct Inward Dialing, or other appropriate means as agreed to by the Parties.

                     (c) Once permanent number portability is implemented pursuant to FCC or Commission regulation, either Party may withdraw, at any time and at its sole discretion, its INP offerings, subject to advance notice to the other Party with sufficient time to allow for coordination to allow the seamless and

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

                         transparent conversion of INP Customer numbers to permanent number portability. Upon implementation of permanent number portability pursuant to FCC regulations, both Parties agree to conform and provide such permanent number portability. The Parties agree to expeditiously convert Customers from interim number portability to permanent number portability, provided that the interim service is not removed until the Customer has been converted.

                    (d) U S WEST will update and maintain its Line Information Database ("LIDB") listings for numbers retained by AT&T and its Customer, and restrict or cancel calling cards associated with these forwarded numbers as directed by AT&T. Further, U S WEST will not block third party and collect calls to those numbers unless requested by AT&T.

                    (e) The ordering Party shall specify, on a per telephone number basis, which method of INP is to be employed and the providing Party shall provide such method to the extent technically feasible.

                    (f) Where either Party has activated an entire NXX, or activated a substantial portion of an NXX with the remaining numbers in that NXX either reserved for future use or otherwise unused, if these Customer(s) choose to receive service from the other Party, the first Party shall cooperate with the second Party to have the entire NXX reassigned in the LERG (and associated industry databases, routing tables, etc.) to an End Office operated by the second Party. Such transfer will be accomplished with appropriate coordination between the Parties and subject to appropriate industry lead-times for movement of NXXs from one switch to another.

            42.1.2  Description Of Service

                    (a) Interim Number Portability Service ("INP") is a service arrangement that can be provided by U S WEST to AT&T or by AT&T to U S WEST.

                    (b) INP applies to those situations where an end-user Customer elects to change service providers, and such Customer also wishes to retain its existing or reserved telephone number(s). INP consists of providing the capability to route calls placed to telephone numbers assigned to one Party's switches to another Party's switches.

                    (c) INP is available as INP-Remote Call Forwarding ("INP-RCF") permitting a call to a U S WEST assigned telephone number to be translated to AT&T's dialable local number. AT&T may terminate the call as desired. Additional capacity for simultaneous call forwarding is available where technically feasible on a per path basis. AT&T will need to specify the number of simultaneous calls to be forwarded for each number ported.

                    (d) DID is another INP method that makes use of direct inward dialing trunks. Each DID trunk group used for INP is dedicated to carrying DID INP traffic between the U S WEST end office and the AT&T switch. Traffic on these trunks cannot overflow to other trunks, so the number of trunks shall be conservatively engineered by U S WEST. Also, inter-switch signaling is usually limited to multi-frequency (MF). This precludes passing Calling Line ID to the AT&T switch.

                    (e) RI-PH will route a dialed call to the U S WEST switch associated with the NXX of the dialed number. The U S WEST switch shall then insert a prefix onto the dialed number which identifies how the call is to be routed to AT&T. The prefixed dialed number is transmitted to the U S WEST tandem switch to which AT&T is connected. Route indexing is only available with seven (7) digit local dialing.

                    (f) The prefix is removed by the operation of the tandem switch and the dialed number is routed to AT&T's switch so the routing of the call can be completed by AT&T.

                         i. DN-RI is a form of RI-PH that requires direct trunking between the U S WEST switch to which the ported number was originally assigned and the AT&T switch to which the number has been ported. The
                              U S WEST switch shall send the originally dialed number to the AT&T switch without a prefix.

                         ii. U S WEST shall provide RI-PH or DN-RI on an individual telephone number basis, as designated by AT&T. Where technically feasible, calls to ported numbers are first directed to the AT&T switch over direct trunks but may overflow to tandem trunks if all trunks in the direct group are occupied.

                         iii. For both RI-PH and DN-RI the trunks used may, at
                              AT&T's option, be the same as those used for exchange of other local traffic with U S WEST. At AT&T's option, the trunks shall employ SS7 or in band signaling and may be one way or two way.

                    (g)  INP is subject to the following restrictions:

                         i. An INP telephone number may be assigned by AT&T only to AT&T's Customers located within U S WEST's local calling area and toll rating area that is associated with the NXX of the ported number. This is to prevent the possibility of Customers using number portability to extend the local calling area.

                         ii. INP is applicable only if AT&T is engaged in a reciprocal traffic exchange arrangement with U S WEST.

                         iii. INP is not offered for NXX Codes 555, 976, 960 and
                              1+ sent-paid telephones, and Service Access Codes (i.e., 500, 700, 800/888, 900). INP is not
                              available for FGA seven-digit numbers (including foreign exchange (FEX), FX and FX/ONAL and foreign Central Office service).. Furthermore, INP numbers may only be used consistent with network efficiency and integrity, i.e., inhibitions on mass calling events.

                         iv. The ported telephone number will be returned to the switch which originally had the ported number when the ported service is

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

                              disconnected. The normal intercept announcement will be provided by the porting company for the period of time until the telephone number is reassigned.

                         v. Within thirty (30) days after request, U S WEST shall provide AT&T a list of those features that are not available for INP telephone numbers due to technical limitations.

            42.1.3  Ordering and Maintenance

                    (a) AT&T is responsible for all direct interactions with AT&T's end users with respect to ordering and maintenance.

                    (b) U S WEST shall exchange with AT&T SS7 TCAP messages as required for the implementation of Custom Local Area Signaling Services (CLASS) or other features available in the U S WEST network.

                    (c) Each Party's designated INP switch must return answer and disconnect supervision to the other Party's switch.

                    (d) U S WEST shall disclose to AT&T any technical or capacity limitations that would prevent use of a requested INP in a particular switching office.

                    (e) The Parties will develop and implement an efficient deployment process to ensure call routing integrity for toll and local calls, with the objective to eliminate Customer downtime.

                    (f) For INP, AT&T shall have the right to use the existing U S WEST 911 infrastructure for all 911 capabilities. When RCF is used for AT&T subscribers, both the ported numbers and shadow numbers shall be stored in the ALI databases. AT&T shall have the right to verify the accuracy of the information in the ALI databases via direct connection to the SCC ALI database pursuant to the same process and procedures SCC makes available to U S WEST.

     42.2   Permanent Number Portability (PNP)

            42.2.1 Upon implementation of Permanent Number Portability (PNP) pursuant to FCC regulations, both Parties agree to conform and provide such Permanent Number Portability. To the extent consistent with the FCC rules as amended from time to time, the requirements for PNP shall include the following:

            42.2.2 Subscribers must be able to change local service providers and retain the same telephone number(s) consistent with FCC rules and regulations.

            42.2.3 The PNP network architecture shall not subject alternate local exchange carriers to any degradation of service compared to U S WEST in any relevant measure, including transmission quality, switching and transport costs, increased call set-up time and post-dial delay, and AT&T shall not be required to rely on the U S WEST network for calls completing to its ported Customers.

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

           42.2.4 When an office is equipped with PNP, in accordance with the procedures specified by the North American Numbering Council, the NXXs in the office shall be defined as portable and translations will be changed in the Parties' switches to open those NXXs for database queries.

           42.2.5 When an NXX is defined as portable, it shall also be defined as portable in all PNP-capable offices which have direct trunks to the given switch.

           42.2.6. Upon introduction of PNP in a Metropolitan Statistical Area ("MSA"), the applicable switches will be converted according to a published schedule with no unreasonable delay. All portable NXXs shall be recognized as portable, with queries launched from these switches.

           42.2.7 Prior to implementation of PNP, the Parties agree to develop, implement, and maintain efficient methods to maintain 911 database integrity when a subscriber ports to another service provider. The Parties agree that the Customer should not be dropped from the 911 database during the transition.

           42.2.8 When a subscriber ports to another service provider and has previously secured a reservation of line numbers from the donor provider for possible activation at some future point, these reserved but inactive numbers shall "port" along with the active numbers being ported by the subscriber. So long as AT&T maintains the reserved numbers, U S WEST shall not reassign said numbers. The Parties will allocate the revenue generated from number reservations in accordance with a schedule to be mutually agreed upon by the Parties within ninety (90) days after request,. U S WEST shall provide AT&T the ability to reserve numbers and AT&T agrees that it will treat U S WEST customers in a similar fashion in the reserving and porting of telephone numbers.

           42.2.9 During the process of porting a subscriber, the donor service provider shall implement the 10-Digit trigger feature, when the technology is made available in each switch in accordance with the schedules adopted by the FCC. When the donor provider receives the porting request, the unconditional trigger shall be applied to the subscriber's line at the time that has been agreed to via the Western Region LNP Operations Guidelines in order to overcome donor network time delays in the disconnection of the subscriber. Alternatively, when an activation notice is sent to an NPAC to trigger a broadcast to service provider databases, the donor switch shall have its translations changed to disconnect the subscriber's line within thirty (30) minutes or less after the donor network Local SMS's has received the broadcast. Porting requests that require coordination between service providers, in accordance with the guidelines, will be handled on a case-by-case basis and will not be covered by the above.

           42.2.10  Both AT&T and U S WEST shall:

                    (a)  support all emergency and Operator Services.

                    (b) use scarce numbering resources efficiently and administer such resources in a competitively neutral manner.

                    (c) jointly cooperate with each other to provide the information necessary to rate and bill all types of calls.

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

                    (d) jointly cooperate with each other to apply PNP consistently on a nationwide basis, and in accordance with all FCC directives.

            42.2.11 A ten-digit code, consistent with the North American
                    Numbering Plan, shall be used as a network address for each switch that terminates subscriber lines, i.e., an end office. This address shall support existing six-digit routing and may be implemented without changes to existing switch routing algorithms. In existing end offices, this address shall be selected from one of its existing NPA-NXXs. New end offices shall be assigned an address through normal administrative processes.

            42.2.12 PNP employs an "N-1" (N minus 1) Query Strategy for
                    interLATA or intraLATA toll calls, by which the originating carrier will pass the call to the appropriate toll carrier who will perform a query to an external routing database and efficiently route the call to the appropriate terminating local carrier either directly or through an access tandem office.

            42.2.13 U S WEST shall furnish AT&T with the first six (6) digits of the originating address when it supplies AT&T with the Jurisdiction Information Parameter for the originating address message.

            42.2.14 U S WEST agrees to begin the introduction of PNP to end user subscribers who may begin changing local service providers and retaining their existing telephone number based on the time line set out by the FCC in its Telephone Number Portability Order (CC Docket No. 95-116), or in accordance with a Commission order if such time for introduction of PNP set by the Commission is earlier than would result under the FCC Order.

            42.2.15 The generic requirements for the PNP alternative will be implemented in accordance with industry standard specifications.

            42.2.16 For a local call to a ported number, the originating carrier is the "N-1" carrier. It will perform an external database query as soon as the call reaches the first PNP-capable switch in the call path and pass the call to the appropriate terminating carrier. A PNP-capable originating switch shall query on a local call to a portable NXX as soon as it determines that it (the originating switch) does not serve the dialed number.

            42.2.17 U S WEST shall be the default carrier for database queries where AT&T is unable to perform its own query due to abnormal conditions. AT&T shall be the default carrier for database queries where U S WEST is unable to perform its own query due to abnormal conditions.

            42.2.18 U S WEST will provide AT&T PNP for subscribers moving to a different location, or staying at the same location, within the same rate center area.

            42.2.19 U S WEST will work cooperatively with other local service providers to establish the Western Region Number Portability Administration Center/Service Management System (SMS). The SMS shall be administered by a neutral third party to provide for the efficient porting of numbers between carriers. There must be one (1) exclusive NPAC per portability State or region, and U S WEST shall provide all information uploads and downloads regarding ported numbers to/from, respectively, the exclusive NPAC. U S WEST and AT&T shall cooperate to facilitate the expeditious deployment of PNP through the process prescribed by the FCC, including, but not limited to, participation in the selection of a neutral third party and development of SMS, as well as SMS testing for effective procedures, electronic system interfaces, and overall readiness for use consistent with that specified for provisioning in this Agreement.

     42.3   Requirements for INP and NP

            42.3.1  [Intentionally left blank for numbering consistency]

            42.3.2  Cut-Over Process

                    The Parties shall cooperate in the process of porting numbers from one carrier to another so as to limit service outage for the ported subscriber. This shall include, but not be limited to, each Party updating its respective network element translations within fifteen (15) minutes following notification by the industry SMS, or ported-to local service provider, and deploying such temporary translations as may be required to minimize service outage, e.g., unconditional triggers. In addition, AT&T shall have the right to determine who initiates the order for INP in specific cut-over situations. The time frames in this paragraph shall be pursuant to Generic Requirements for SCP Application and GTT Function for Number Portability, Issue 0.99, January 6, 1997 and subsequent versions which may be adopted from time to time. The Parties shall cooperate to review and, if necessary, adjust the above time frame based on their actual experiences.

            42.3.3  Testing

                    U S WEST and AT&T shall cooperate in conducting AT&T's testing to ensure interconnectivity between systems. U S WEST shall inform AT&T of any system updates that may affect the AT&T network and U S WEST shall, at AT&T's request, perform tests to validate the operation of the network. Additional testing requirements may apply as specified by this Agreement.

            42.3.4  Engineering and Maintenance

                    (a) U S WEST and AT&T will cooperate to ensure that performance of trunking and signaling capacity is engineered and managed at levels which are at least the same level of service as provided by U S WEST to its subscribers and to ensure effective maintenance testing through activities such as routine testing practices, network trouble isolation processes and review of operational elements for translations, routing and network fault isolation.

                    (b) Additional specific engineering and maintenance requirements shall apply as specified in this Agreement.

            42.3.5  Recording and Billing

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

                    The Parties shall provide each other with accurate billing and subscriber account record exchange data necessary for billing their subscribers whose numbers have been ported.

            42.3.6  Operator Services and Directory Assistance

                    With respect to Operator Services and Directory Assistance associated with NP for AT&T subscribers, U S WEST shall provide the following:

                    (a)  While INP is deployed and prior to conversion to PNP:

                         i. The Parties acknowledge that technology, as of the Effective Date of this Agreement, does not permit the provision of BLV/BLI to ported numbers. When such becomes available in the U S WEST network, such technology shall be made available to AT&T.

                         ii. U S WEST shall allow AT&T to order provisioning of Telephone Line Number (TLN) calling cards and Billed Number Screening (BNS), in its LIDB, for ported numbers, as specified by AT&T. U S WEST shall continue to allow AT&T access to its LIDB. Other LIDB provisions are specified in this Agreement.

                         iii. Where U S WEST has control of directory listings
                              for NXX codes containing ported numbers, U S WEST shall maintain entries for ported numbers as specified by AT&T in accordance with the Listings Section of this Agreement.

                    (b)  When PNP is in place:

                         i. The provisions in Section 42.3.6 preceding, shall apply when PNP is in place.

                         ii.  If Integrated Services Digital Network User Part
                              (ISUP) signaling is used, U S WEST shall provide the Jurisdiction Information Parameter in the SS7 Initial Address Message. (See Generic Switching and Signaling Requirements for Number Portability, Issue 1.0, February 12, 1996 (Editor - Lucent Technologies, Inc.)).

                         iii. The Parties shall provide, when received from the
                              NPAC, a 10-Digit Global Title Translation (GTT) Node for routing queries for TCAP-based Operator Services (e.g., LIDB). The acquiring company will provide the GTT to the NPAC. The NPAC will distribute this information to the donor company and all other parties.

                         iv. U S WEST OSS shall meet all requirements specified in "Generic Operator Services Switching Requirements for Number Portability," Issue 1.1, June 20, 1996, as updated from time to time.

43.  Dialing Parity

     43.1 The Parties shall provide dialing parity to each other as required under Section 251(b)(3) of the Act or state law or regulation as appropriate. This Agreement does not impact either Party's ability to default intraLATA toll via a specific dialing pattern until otherwise required by the Act or the Commission.

     43.2 U S WEST shall ensure that all AT&T Customers experience the same dialing parity as similarly-situated Customers of U S WEST services, such that, for example, for all call types: (a) an AT&T Customer is not required to dial any greater number of digits than a similarly-situated U S WEST Customer; and (b) the AT&T Customer may retain its local telephone number, so long as the Customer continues receiving service in the same central office serving area.

44.  Directory Listings/20/


     44.1  Directory Listings General Requirements

           44.1.1 This Section 44 pertains to Directory Listings requirements for the appearance of AT&T end user directory listings in Directory Assistance service or directory product.

           44.1.2 U S WEST shall include in its master directory listing database all list information for AT&T Customers.

           44.1.3 U S WEST shall not sell or license, nor allow any third party, the use of AT&T Customer listings without the prior written consent of AT&T. U S WEST shall not disclose nor allow any third party to disclose non-listed name or address information for any purpose other than what may be necessary to complete directory distribution.

           44.1.4 AT&T Customer listings in the U S WEST Directory Assistance database and directory listing database shall be co-mingled with listings of U S WEST and other CLEC Customers.

           44.1.5 Each AT&T Customer Primary Listing shall be provided, at no charge, the same white page listings that U S WEST provides its Customers.

           44.1.6 Each AT&T Business Customer Primary Listing shall be provided, at no charge, the same yellow page classified courtesy listings that U S WEST provides its Customers.

           44.1.7 U S WEST shall also ensure that its directory publisher publishes all types of listings for AT&T Customers that are available to U S WEST Customers under the same terms, and conditions, including, but not limited to:

                    (a)  Foreign listings
                    (b)  Reference listings
                    (c)  Information listings
                    (d)  Alternate call listings
                    (e)  Multi-line listings
                    (f)  Multi-line/Multi-owner listings

_________________________
/20/ The bolded portions of this entire section are per the First Order at 44-45.

                   (f)      Multi-line/Multi-owner listings

          44.1.8 AT&T end user listings properly identified by AT&T as State, Local, and Federal government listings shall be appropriately coded in the U S WEST Directory Listing database. U S WEST will provide government code information to AT&T.

          44.1.9 The listing and handling of AT&T listed and non-listed telephone numbers shall be at least at parity with that provided by U S WEST to its own Customers, including AT&T customers who have ported telephone numbers from U S WEST.

          44.1.10 U S WEST shall ensure that its directory publisher publishes AT&T sales, service, billing, and repair information for business and residential Customers, along with the AT&T logo in the customer information/guide pages of each directory at no charge to AT&T.

          44.1.11 U S WEST is responsible for maintaining Listings, including entering, changing, correcting, rearranging and removing Listings in accordance with AT&T orders. Upon request, and at least one (1) month prior to a given white page directory close, a method of reviewing and correcting Listings will be provided.

          44.1.12 For white pages and yellow pages advertising, U S WEST shall ensure that (a) U S WEST's directory publisher will use its advertising sales force and processes as AT&T's agent to sell such advertising on a nondiscriminatory basis to AT&T Customers, and (b) charges for such advertising will be billed by U S WEST's directory publisher./21/

          44.1.13 U S WEST will permit AT&T Customers to place orders for Premium Listings and privacy listings. AT&T will be charged for Premium Listings and privacy listings at U S WEST's general exchange tariff rates less the wholesale discount rate. The Premium and privacy listing charges will be billed to AT&T and itemized at the telephone number sub-account level.

          44.1.14 U S WEST shall ensure a third party distributes appropriate alphabetical and classified directories (white and yellow pages) and recycling services to AT&T Customers at parity with U S WEST end users, including providing directories, a) upon establishment of new service; b) during annual mass distribution; and c) upon Customer request.

          44.1.15 U S WEST's directory shall not infer or suggest that it includes only U S WEST customer listing. The directory cover will be of a generic nature as to indicate that any published listing is included, without reference to any specific CLEC. At no charge, U S WEST shall ensure that its directory publisher prominently indicates on each directory cover that the directory includes the Listings of all customers without regard as to which company serves those customers./22/

          44.1.16 U S WEST will provide the option of having CENTREX users listed when AT&T purchases CENTREX type services for resale.

_____________________________
/21/ Third Order, at p. 4.
/22/ Per First Order at 45.

     44.2 Scope

          44.2.1 AT&T grants U S WEST a non-exclusive license to incorporate Listings information into its Directory Assistance database. AT&T shall select one of two options for U S WEST's use of Listings and dissemination of Listings to third parties.

                   EITHER:

                     (a) Treat the same as U S WEST's end user listings - No prior authorization is needed for U S WEST to release Listings to directory publishers or other third parties. U S WEST will incorporate Listings information in all existing and future Directory Assistance applications developed by U S WEST. AT&T authorizes U S WEST to sell and otherwise make Listings available to directory publishers. U S WEST shall be entitled to retain all revenue associated with any such sales. Listings shall not be provided or sold in such a manner as to segregate end users by carrier.

                     OR:

                     (b)    Restrict to U S WEST's Directory Assistance
                            Services -- Prior authorization required from AT&T for all other uses. AT&T makes its own, separate agreements with U S WEST, third Parties and directory publishers for all uses of its listings beyond Directory Assistance. U S WEST will sell or provide Listings to directory publishers (including U S WEST's publisher affiliate) or other third Parties only after the third party presents proof of authorization. Listings shall not be provided or sold in such a manner as to segregate end users by carrier.

                     (c) U S WEST shall be entitled to retain all revenue associated with any sales pursuant to subparagraphs
                            (a) and (b) above./23/

     44.3 U S WEST will take reasonable steps in accordance with industry practices to accommodate non-published and non-listed Listings provided that AT&T has supplied U S WEST the necessary privacy indicators on such Listings.

     44.4 AT&T Responsibilities

          44.4.1 AT&T agrees to provide to U S WEST its end user names, addresses and telephone numbers in a standard mechanized format, as utilized by U S WEST.

          44.4.2 AT&T will supply its ACNA/CIC or CLCC/OCN, as appropriate, with each order to provide U S WEST the means of identifying listings ownership.

          44.4.3 AT&T represents the end user information provided to U S WEST is accurate and correct. AT&T further represents that it has reviewed all listings provided to U S WEST, including end user requested restrictions on use such as non-published and non-listed.

_________________________________
/23/ Third Order, at p. 4.

          44.4.4 AT&T is responsible for dealings with, and on behalf of, AT&T's end users on the following subjects:

                   a) All end user account activity, e.g., end user queries and complaints.

                   b) All account maintenance activity, e.g., additions,
                      changes, issuance of orders for Listings to U S WEST.

                   c) Determining privacy requirements and accurately coding the privacy indicators for AT&T's end user information. If end user information provided by AT&T to U S WEST does not contain a privacy indicator, no privacy restrictions will apply.

45. [Intentionally left blank for numbering consistency.]

46.  U S WEST Dex Issues

     46.1 U S WEST and AT&T agree that certain issues, such as yellow page advertising, directory distribution, access to call guide pages, and yellow page listings, may be the subject of negotiations between AT&T and U S WEST Dex. U S WEST acknowledges that AT&T may request U S WEST to facilitate discussions between AT&T and U S WEST Dex.

47.  Access to Poles, Ducts, Conduits, and Rights of Way

     47.1 U S WEST shall provide AT&T nondiscriminatory access to poles, ducts, rights-of-way and conduits it owns or controls on terms, conditions and prices comparable to those offered to any other entity./24/

     47.2 [Intentionally left blank for numbering consistency]

     47.3 Definitions

          "Poles, ducts, conduits and ROW" refer to all the physical facilities and legal rights which provide for access to pathways across public and private property. These include poles, pole attachments, ducts, innerducts, conduits, building entrance facilities, building entrance links, equipment rooms, remote terminals, cable vaults, telephone closets, building risers, rights-of-way, or any other requirements needed to create pathways. These pathways may run over, under, across or through streets, traverse private property, or enter multi-unit buildings. A Right-of-Way ("ROW") is the right to use the land or other property owned, leased, or controlled by any means by U S WEST to place poles, ducts, conduits and ROW or to provide passage to access such poles, ducts, conduits and ROW. A ROW may run under, on, or above public or private property (including air space above public or private property) and shall include the right to use discrete space in buildings, building complexes, or other locations.

     47.4 Requirements

_______________________________
/24/ Third Order, at 5.

          47.4.1 U S WEST shall make poles, duct, conduits and ROW available to AT&T upon receipt of a request for use within the time periods provided in this Section, providing all information necessary to implement such use and containing rates, terms and conditions, including, but not limited to, maintenance and use in accordance with this Agreement and at least equal to those which it affords itself, its Affiliates and others. U S WEST may reserve the space in its poles, ducts, conduit and rights-of-way in order to meet its residential service obligations under Idaho law./25/ Other users of these facilities, including U S WEST, shall not interfere with the availability or use of the facilities by AT&T.

          47.4.2 Within ten (10) Business Days of AT&T's request for specific poles, ducts, conduits, or ROW, U S WEST shall provide any information in its possession or available to it regarding the environmental conditions of such requested poles, ducts, conduits or ROW route or location including, but not limited to, the existence and condition of asbestos, lead paint, hazardous substance contamination, or radon. Information is considered "available" under this Agreement if it is in U S WEST's possession or files, or the possession of an agent, contractor, employee, lessor, or tenant of U S WEST's that holds such information on U S WEST's behalf. If the poles, ducts, conduits or ROW contain such environmental contamination, making the placement of equipment hazardous, U S WEST shall offer alternative poles, ducts, conduits or ROW for AT&T's consideration. U S WEST shall allow AT&T to perform any environmental site investigations, including, but not limited to, Phase I and Phase II environmental site assessments, as AT&T may deem to be necessary.

          47.4.3 U S WEST shall not prevent or delay any third party assignment of ROW to AT&T.

          47.4.4 U S WEST shall offer the use of such poles, ducts, conduits and ROW it has obtained from a third party to AT&T, to the extent such agreement does not prohibit U S WEST from granting such rights to AT&T. U S WEST shall not be required to act as the agent of AT&T in AT&T's efforts to secure license form third parties for the access of third parties' poles, ducts, conduit and rights of way, However, U S WEST shall provide to AT&T the necessary information as to the ownership of such space and where necessary and appropriate, provide assurance to the third party that U S WEST does not object to the granting of any required rights. The Parties shall jointly develop a document introducing AT&T to third party property owners./26/ They shall be offered to AT&T on the same terms as are offered to U S WEST. AT&T shall reimburse U S WEST for U S WEST's reasonable costs, if any, incurred as a result of the exercise of its eminent domain authority on behalf of AT&T in accordance with the provisions of this paragraph.

          47.4.5 U S WEST shall provide AT&T equal and non-discriminatory access to poles, ducts, conduit and ROW and any other pathways on terms and conditions equal to that provided by U S WEST to itself or to any other Person. Further, U S WEST shall not preclude or delay allocation of these facilities to AT&T because of the potential needs of itself or of other Person, except a maintenance spare may be retained as described below, and except for reservations in existence made prior to the request of AT&T in accordance with the Act.

_________________________________
/25/ Per First Order at 41
/26/ Per First Order at 42

          47.4.6 U S WEST shall not attach, or permit other entities to attach facilities on, within or overlashed to existing AT&T facilities without AT&T's prior written consent.

          47.4.7 On a timely basis, U S WEST agrees to provide immediately necessary information, on a case-specific route basis, current detailed engineering and other plant records and drawings for specific requests for poles, ducts, conduit and ROW, including facility route maps at a city level, and the fees and expenses incurred in providing such records and drawings on the earlier of twenty (20) Business Days from AT&T request or the time within which U S WEST provides this information to itself or any other Person. If U S WEST is unable to provide this information within the twenty (20) day period, it shall immediately advise AT&T of the expected delay, the reason for such delay, and the expected date on which AT&T will receive the information requested. AT&T may request an earlier response time. Such information shall be of equal type and quality as that which is available to U S WEST's own engineering and operations staff. U S WEST shall also allow personnel designated by AT&T to jointly examine with U S WEST personnel, at no cost to AT&T for such personnel, such engineering records and drawings for a specific routing at U S WEST Central Offices and U S WEST Engineering Offices upon ten (10) days' written notice to U S WEST. U S WEST acknowledges that the request for information and the subject matter related to the request made under this Section shall be treated as Proprietary Information

          47.4.8 U S WEST shall provide to AT&T a Single Point of Contact for negotiating all structure lease and ROW arrangements.

          47.4.9 U S WEST shall provide information regarding the availability and condition of poles, ducts, conduit and ROW within five
                   (5) Business Days of AT&T's request if the information then exists in U S WEST's records (a records based answer) and within twenty (20) Business Days of AT&T's request if U S WEST must physically examine the poles, ducts, conduits and ROW (a field based answer) ("Request"). AT&T shall have the option to be present at the field based survey and U S WEST shall provide AT&T at least twenty-four (24) hours' notice prior to the start of such field survey. During and after this period, U S WEST shall allow AT&T personnel to enter manholes and equipment spaces and view pole structures to inspect such structures in order to confirm usability or assess the condition of the structure. U S WEST shall send AT&T a written notice confirming availability pursuant to the Request within such twenty (20) day period ("Confirmation").

          47.4.10. /27/
                   For the period beginning at the time of the Request and ending sixty (60) days following Confirmation, U S WEST shall reserve such poles, ducts, conduits and ROW for AT&T and shall not allow any use thereof by any Party, including U S WEST. AT&T shall elect whether or not to accept such poles, ducts, conduits and ROW within the sixty(60) day period following Confirmation. AT&T may accept such facilities by sending written notice to U S WEST ("Acceptance"). From the time of the Request pursuant to Section 47.4.9 above until sixty (60) days after Confirmation, U S WEST shall reserve any such requested poles, ducts, conduits and/or ROW for

__________________________________
/27/ Per First Order at 40.

                   AT&T's use, provided, however, that if another party makes a bona fide request in writing to use any such requested poles, ducts, conduits and/or ROW, including U S WEST, U S WEST shall so inform AT&T. U S WEST shall not allow the requesting party, including itself, to use the requested poles, ducts, conduits and/or ROW without first giving AT&T the right to continue its reservation of such poles, ducts, conduits and/or ROW by paying U S WEST a reservation fee in an amount to be mutually agreed for the right to continue its reservation.

                   47.4.10.1 Right of First Refusal. During the Reservation Period, if another party, including U S WEST, makes a bona fide request for the actual use which would commence during the reservation period of any poles, ducts, conduits or ROW that AT&T has previously reserved, AT&T shall have a "right of first refusal" over these facilities. If AT&T chooses to exercise this right, AT&T must do so within five (5) calendar days prior to the expiration of the Reservation Period, whichever occurs first.

          47.4.11  Reservation. After Acceptance by AT&T, AT&T shall have six
                   (6) months to begin attachment and/or installation of its facilities to the poles, ducts, conduit and ROW or request U S WEST to begin make ready or other construction activities. Any such construction, installation or make ready by AT&T shall be completed by the end of one (1) year after Acceptance. AT&T shall not be in default of the 6-month or 1-year requirement above if such default is caused in any way by any action, inaction or delay on the part of U S WEST or its Affiliates or subsidiaries.

          47.4.12 Make Ready. U S WEST shall rearrange, modify and/or make ready existing poles, ducts, conduit and ROW where necessary and feasible to provide space for AT&T's requirements. However, U S WEST shall not be required to undertake any modification if AT&T requests a modification that U S WEST would not undertake for itself to increase capacity. In addition, U S WEST may offer AT&T an economically competitive alternative to modification to meet AT&T's request in lieu of actual modification./28/ Subject to the requirements above, the Parties shall endeavor to mutually agree upon the time frame for the completion of such work within five (5) days following AT&T's request; provided, however, that any such work required to be performed by U S WEST shall be completed within sixty (60) days or a reasonable period of time based on standard construction intervals in the industry, unless otherwise agreed by AT&T in writing.

          47.4.13 New Construction. After Acceptance, U S WEST shall complete any new construction, relocation or installation of poles, ducts, conduits or ROW required to be performed by U S WEST or any U S WEST construction, relocation or installation requested by AT&T within a reasonable period of time based on standard construction intervals in the industry or sixty (60) days after obtaining all governmental authority or permits necessary to complete such construction, relocation or installation. If U S WEST anticipates that construction, relocation or installation will go beyond standard industry intervals or the sixty (60) day period,

________________________________
/28/ Per First Order at 41.

                   U S WEST shall immediately notify AT&T and the Parties shall mutually agree on a completion date.

          47.4.14 AT&T shall begin payment for the use of newly constructed poles, ducts, conduit, and ROW upon completion of such construction and installation and confirmation by appropriate testing methods that the facilities are in a condition ready to operate in AT&T's network or upon use (other than for testing) by AT&T, whichever is earlier.

          47.4.15 AT&T shall make payment for construction, relocation, rearrangements, modifications and make ready in accordance with Section 3.5 of Attachment 1 of this Agreement.

          47.4.16  [Intentionally left blank for numbering consistency]

          47.4.17 AT&T may, at its option, install its facilities on poles, ducts, conduit and ROW and use AT&T or AT&T designated personnel to attach its equipment to such U S WEST poles, ducts, conduits and ROW.

          47.4.18 If available, U S WEST shall provide AT&T space in manholes for racking and storage of cable and other materials as requested by AT&T.

          47.4.19 U S WEST shall rearrange, modify and/or make ready any conduit system or poles with retired cable by removing such retired cable from conduit systems or poles to allow for the efficient use of conduit space and pole space. Before denying access based on a lack of capacity, U S WEST must explore potential accommodations with AT&T.

          47.4.20 Where U S WEST has innerducts which are not, at that time, being used or are not reserved as emergency or maintenance spare in accordance with FCC rules and regulations, U S WEST shall offer such ducts for AT&T's use.

          47.4.21 Where a spare innerduct does not exist, U S WEST shall allow AT&T to install an innerduct in U S WEST conduit, at AT&T's cost and expense. U S WEST must review and approve any installation of innerduct in any U S WEST's duct prior to the start of construction. Such approval shall not be unreasonably delayed, withheld or conditioned. AT&T shall provide notice to U S WEST of any work activity not less than twenty-four (24) hours prior to the start of construction.

          47.4.22 Where U S WEST has any ownership or other rights to ROW to buildings or building complexes, or within buildings or building complexes, U S WEST shall offer such ROW to AT&T.

                   (a) Subject to the approval of the building owner, if required, the right to use any available space owned or controlled by U S WEST in the building or building complex to install AT&T equipment and facilities;

                   (b) Subject to the approval of the building owner, if required, ingress and egress to such space; and

                   (c) Subject to the approval of the building owner, if required, the right to use electrical power at parity with U S WEST's rights to such power.

          47.4.23 Whenever U S WEST intends to modify or alter any poles, ducts, conduits or ROW which contain AT&T's facilities, U S WEST shall provide written notification of such action to AT&T so that AT&T may have a reasonable opportunity to add to or modify its facilities. AT&T shall advise U S WEST, in writing, of its intentions to add or modify the facilities within fifteen (15) Business Days of U S WEST's notification. If AT&T adds to or modifies its facilities according to this paragraph, AT&T shall bear a proportionate share of the costs incurred by U S WEST in making such facilities accessible.

          47.4.24 AT&T shall not be required to bear any of the costs of rearranging or replacing its facilities, if such rearrangement or replacement is required as a result of an additional attachment or the modification of an existing attachment sought by any entity other than AT&T, including U S WEST.

          47.4.25 U S WEST shall maintain the poles, ducts, conduits and ROW at its sole cost. AT&T shall maintain its own facilities installed within the poles, ducts, conduits and ROW at its sole cost. In the event of an emergency, U S WEST shall begin repair of its facilities containing AT&T's facilities within a reasonable time frame based on industry standards or a time frame requested by AT&T. If U S WEST cannot begin repair within the requested time frame, upon notice and approval of U S WEST, which approval shall not be unreasonably withheld, AT&T may begin such repairs without the presence of U S WEST personnel. AT&T may climb poles and enter the manholes, handholds, conduits and equipment spaces containing U S WEST's facilities in order to perform such emergency maintenance, but only until such time as qualified personnel of U S WEST arrives ready to continue such repairs. For both emergency and non-emergency repairs, AT&T may use spare innerduct or conduits, including the innerduct or conduit designated by U S WEST as emergency spare for maintenance purposes; provided, however, that AT&T may only use such spare conduit or innerduct for a maximum period of ninety
                   (90) days.

          47.4.26 In the event of a relocation necessitated by a governmental entity exercising the power of eminent domain, when such relocation is not reimbursable, all parties shall share pro rata in costs for relocating the base conduit or poles and shall each pay its own cost of cable and installation of the facilities in the newly rebuilt U S WEST poles, ducts, conduits and ROW.

48.  Bona Fide Request Process for Further Unbundling

     48.1 Any request for Interconnection or access to an unbundled Network Element not already available via price lists, tariff, or as described herein shall be treated as a Request under this Section.

     48.2 U S WEST shall use the Bona Fide Request Process ("BFR") process as described in this Section 48, to determine the technical feasibility of the requested interconnection or Network Element(s) and, for those items found to be technically feasible, to provide the terms and timetable for providing the requested items. Additionally, elements, services and functions which are materially or substantially different from those services, elements or functions already provided by U S WEST to itself, its Affiliates, Customers, or end users may, at the discretion of AT&T, be subject to this BFR process.

     48.3 A Request shall be submitted in writing and, at a minimum, shall include: (a) a complete and accurate technical description of each requested Network Element or Interconnection; (b) the desired interface specifications; (c) a statement that the Interconnection or Network Element will be used to provide a Telecommunications Service;
          (d) the quantity requested; (e) the location(s) requested; and (f) whether AT&T wants the requested item(s) and terms made generally available. AT&T may designate a Request as Confidential.

     48.4 Within forty-eight (48) hours of receipt of a Request, U S WEST shall acknowledge receipt of the Request and review such Request for initial compliance with Subsection 48.3 above. In its acknowledgment, U S WEST shall advise AT&T of any missing information reasonably necessary to move the Request to the preliminary analysis described in Subsection
          48.5 below.

     48.5 Unless otherwise agreed to by the Parties, within thirty (30) calendar days of its receipt of the Request and all information necessary to process it, U S WEST shall provide to AT&T a preliminary analysis of the Request. As reasonably requested by AT&T, U S WEST agrees to provide status updates to AT&T. U S WEST will notify AT&T if the quote preparation fee, if any, will exceed $5,000. AT&T will approve the continuation of the development of the quote prior to U S WEST incurring any reasonable additional expenses. The preliminary analysis shall specify whether or not the requested Interconnection or access to an unbundled Network Element is technically feasible and otherwise qualifies as a Network Element or Interconnection as defined under the Act.

          48.5.1 If U S WEST determines during the thirty (30) day period that a Request is not technically feasible or that the Request otherwise does not qualify as a Network Element or Interconnection required to be provided under the Act, U S WEST shall so advise AT&T as soon as reasonably possible of that fact, and promptly provide a written report setting forth the basis for its conclusion but in no case later than ten (10) calendar days after making such determination.

          48.5.2 If U S WEST determines during the thirty (30) day period that the Request is technically feasible and otherwise qualifies under the Act, it shall notify AT&T in writing of such determination, no later than ten (10) calendar days after making such determination.

          48.5.3 Unless otherwise agreed to by the Parties, as soon as feasible, but no more than ninety (90) calendar days after U S WEST notifies AT&T that the Request is technically feasible, U S WEST shall provide to AT&T a Request quote which will include, at a minimum, a description of each Interconnection and Network Element, the quantity to be provided, the installation intervals (both initial and subsequent), the impact on shared systems software interfaces, the ordering process changes, the functionality specifications, any interface specifications, and either:

                   (a) the applicable rates (recurring and nonrecurring), including the amortized development costs, as appropriate pursuant to Section 48.5.4 below, of the Interconnection or Network Element; or

                   (b) the payment for development costs, as appropriate pursuant to Section 48.5.4 below, of the Interconnection or Network Element and the applicable rates (recurring and nonrecurring), excluding the development costs.

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          48.5.4   The choice of using either option (a) or (b) above shall be at U S WEST's sole discretion. A payment for development cost, however, is appropriate only where AT&T is the only conceivable user of the functionality (including consideration of U S WEST as a potential user) or where the requested quantity is insufficient to provide amortization.

     48.6 If U S WEST has used option (a) above in its Request quote, then, within thirty (30) days of its receipt of the Request quote, AT&T must indicate its nonbinding interest in purchasing the Interconnection or Network Element at the stated quantities and rates, cancel it Request, or seek remedy under the dispute resolution section of this Agreement.

     48.7 If U S WEST has used option (b) above in its Request quote, then, within thirty (30) days of its receipt of the Request quote, AT&T must either agree to pay the development costs of the Interconnection or Network Element, cancel its Request, or seek remedy under the dispute resolution section of this Agreement.

     48.8 If U S WEST has used option (b) in its Request quote and AT&T has accepted the quote, AT&T may cancel the Request at any time, but will pay U S WEST's reasonable development costs of the Interconnection or Network Element up to the date of cancellation.

     48.9 U S WEST will use reasonable efforts to determine the technical feasibility and conformance with the Act of the Request within the first thirty-two (32) days of receiving the Request. In the event U S WEST has used option (b) above in its Request quote and U S WEST later determines that the Interconnection or Network Element requested in the Request is not technically feasible or otherwise does not qualify under the Act, U S WEST shall notify AT&T within ten (10) Business Days of making such determination and AT&T shall not owe any compensation to U S WEST in connection with the Request. Any quotation preparation fees or development costs paid by AT&T to the time of such notification shall be refunded by U S WEST.

    48.10 To the extent possible, U S WEST will utilize information from previously developed BFRs to address similar arrangements in order to shorten the response times for the currently requested BFR. In the event AT&T has submitted a Request for an Interconnection or a Network Element and U S WEST determines in accordance with the provisions of this Section 48 that the Request is technically feasible, the Parties agree that AT&T's subsequent request or order for the identical type of Interconnection or Network Element shall not be subject to the BFR process. To the extent U S WEST has deployed an identical Network Element under a previous BFR, a subsequent BFR is not required. For purposes of this Section 48.10, an "identical" request shall be one that is materially identical to a previous request with respect to the information provided pursuant to Subsections (a) through (e) of
          Section 48.3 above.

    48.11 In the event of a dispute under this Section 48, the Parties agree to seek expedited Commission resolution of the dispute, to be completed within twenty (20) days of U S WEST's response denying AT&T's BFR, and in no event more than thirty (30) days after the filing of AT&T's petition. Alternatively, the Parties may mutually agree to resolve any disputes under this section through the dispute resolution process pursuant to Section 27, Part A of this Agreement.

    48.12 All time intervals within which a response is required from one Party to another under this Section 48 are maximum time intervals. The Parties agree that they will provide all

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           responses to the other Party as soon as the Party has the information and analysis required to respond, even if the time interval stated herein for a response is not over.

49.  Audit Process

     49.1 As used herein, "Audit" shall mean a comprehensive review of services performed under this Agreement. Either Party (the "Requesting Party") may perform up to three (3) Audits per 12-month period commencing with the Effective Date.

     49.2 Upon thirty (30) days' written notice by the Requesting Party to the other Party (the "Audited Party"), the Requesting Party shall have the right, through its authorized representative, to make an Audit, during normal business hours, of any records, accounts and processes which contain information related to the services provided and performance standards agreed to under this Agreement. Within the above-described 30-day period, the Parties shall reasonably agree upon the scope of the Audit, the documents and processes to be reviewed, and the time, place and manner in which the Audit shall be performed. The Audited Party agrees to provide Audit support, including appropriate access to and use of the Audited Party's facilities (e.g., conference rooms, telephones, copying machines).

     49.3 Each Party shall bear its own expenses in connection with the conduct of the Audit. The reasonable cost of special data extractions required by the Requesting Party to conduct the Audit will be paid for by the Requesting Party. For purposes of this Section 49.3, a "Special Data Extraction" shall mean the creation of an output record or informational report (from existing data files) that is not created in the normal course of business. If any program is developed to the Requesting Party's specifications and at the Requesting Party's expense, the Requesting Party shall specify at the time of request whether the program is to be retained by the Audited Party for reuse for any subsequent Audit. Notwithstanding the foregoing, the Audited Party shall pay all of the Requesting Party's external expenses (including, without limitation, the fees of any independent auditor), in the event an Audit results in an adjustment in the charges or in any invoice paid or payable by the Requesting Party hereunder in an amount that is, on an annualized basis, more than the greater of (a) one percent (1%) of the amount in dispute or (b) $10,000.

     49.4 Adjustments, credits or payments shall be made and any corrective action shall commence within thirty (30) days from the Audited Party's receipt of the final audit report to compensate for any errors or omissions which are disclosed by such Audit and are agreed to by the Parties. The highest interest rate allowable by law for commercial transactions shall be assessed and shall be computed by compounding daily from the time of the original due date of the amount of dispute.

     49.5 Neither such right to examine and audit nor the right to receive an adjustment shall be affected by any statement to the contrary appearing on checks or otherwise.

     49.6 This Section 49 shall survive expiration or termination of this Agreement for a period of two (2) years after expiration or termination of this Agreement.

     49.7 All transactions under this Agreement which are over thirty-six (36) months old are no longer subject to Audit.

     49.8 All information received or reviewed by the Requesting Party or the independent auditor in connection with the Audit is to be considered Proprietary Information as defined by this

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           Agreement. The Audited Party reserves the right to require any non-
           employee who is involved directly or indirectly in any Audit or the resolution of its findings as described above to execute a nondisclosure agreement satisfactory to the Audited Party. To the extent an Audit involves access to information of third parties, the Audited Party will aggregate such competitors' data before release to the Requesting Party, to insure the protection of the proprietary nature of information of other competitors. To the extent a competitor is an Affiliate of the Audited Party (including itself and its subsidiaries), the Parties shall be allowed to examine such Affiliate's disaggregated data, as required by reasonable needs of the Audit.

     49.9 An "Examination" shall mean an inquiry reasonably requested by either Party into a specific element of or process where the requesting Party raises a dispute concerning services performed by the other Party under this Agreement and such dispute has not been resolved through the escalation process described in this Agreement. Only that information that is necessary to resolve the dispute in issue must be provided in the course of an Examination and the total time involved in an Examination for each Party may not exceed three (3) people for three (3) days . Recognizing that Examinations are intended to be limited in scope, only the appropriate provisions of this Section 49 shall apply to Examinations, provided specifically that either Party may conduct only a total of nine (9) Examinations and Audits per year, with a maximum of three (3) Audits per year.

50.  Miscellaneous Services

     50.1  Basic 911 and E911 General Requirements

           50.1.1 Basic 911 and E911 provides a caller access to the appropriate emergency service bureau by dialing a 3-digit universal telephone number (911). Basic 911 and E911 access from Local Switching shall be provided to AT&T in accordance with the following:

           50.1.2 Each Party will be responsible for those portions of the 911 System for which it has reasonable control, including any necessary maintenance to each Party's portion of the 911 System.

           50.1.3 E911 shall provide additional routing flexibility for 911 calls. E911 shall use Customer data, contained in the Automatic Location Identification/Data Management System ("ALI/DMS"), to determine to which Public Safety Answering Point (PSAP) to route the call.

           50.1.4 If available in the U S WEST network, U S WEST shall offer a third type of 911 service, S911. All requirements for E911 also apply to S911 with the exception of the type of signaling used on the interconnection trunks from the local switch to the E911 Tandem.

           50.1.5 Basic 911 and E911 functions provided to AT&T shall be at least at parity with the support and services that U S WEST provides to its Customers for such similar functionality.

           50.1.6 Basic 911 and E911 access from Local Switching shall be provided to AT&T in accordance with the following:

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                   50.1.6.1  U S WEST shall conform to all state regulations
                             concerning emergency services.

                   50.1.6.2 For E911 provided to resold lines or in association with unbundled switching, U S WEST shall use its service order process to update and maintain Customer information in the ALI/DMS data base. Through this process, U S WEST shall provide and validate Customer information resident or entered into the ALI/DMS data base.

           50.1.7 U S WEST shall provide for overflow 911 traffic consistent with U S WEST policy and procedure.

           50.1.8 Basic 911 and E911 access from the AT&T local switch shall be provided to AT&T in accordance with the following:

                   50.1.8.1 If required by AT&T, U S WEST shall interconnect direct trunks from the AT&T network to the E911 Tandem for connection to the PSAP. Such trunks to the E911 Tandem may alternatively be provided by AT&T.

                   50.1.8.2 In government jurisdictions where U S WEST has obligations under existing agreements as the primary provider of the 911 System to the county, AT&T shall participate in the provision of the 911 System as follows:

                             (a) Each Party shall be responsible for those portions of the 911 System for which it has control, including any necessary maintenance to each Party's portion of the 911 System.

                             (b) U S WEST shall be responsible for maintaining the E-911 database.

                   50.1.8.3 If a third party is the primary service provider to a government agency, AT&T shall negotiate separately with such third party with regard to the provision of 911 service to the agency. All relations between such third party and AT&T are totally separate from this Agreement and U S WEST makes no representations on behalf of the third party.

                   50.1.8.4 If AT&T or an Affiliate is the primary service provider to a government agency, AT&T and U S WEST shall negotiate the specific provisions necessary for providing 911 service to the agency and shall include such provisions in an amendment to this Agreement.

                   50.1.8.5 Interconnection and database access shall be priced as specified in Attachment 1 to this Agreement or at any rate charged to other interconnected carriers, whichever is lower.

                   50.1.8.6 AT&T will separately negotiate with each county regarding the collection and reimbursement to the county of applicable Customer taxes for 911 service.

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                   50.1.8.7  U S WEST shall comply with established,
                             competitively neutral intervals for installation of facilities, including any collocation facilities, diversity requirements, etc.

                   50.1.8.8 In a resale situation, where it may be appropriate for U S WEST to update the ALI database, U S WEST shall update such database with AT&T data in an interval no less than is experienced by U S WEST Customers, or than for other carriers, whichever is faster, at no additional cost.

          50.1.9   The following are Basic 911 and E911 Database Requirements:

                   50.1.9.1 The ALI database shall be managed by U S WEST, but is the property of U S WEST and any participating telephone company and CLEC for those records provided by the company.

                   50.1.9.2 U S WEST, or its agent, will be responsible for maintaining the E-911 Database. U S WEST, or its agent, will provide a copy of the Master Street Address Guide ("MSAG"), and periodic updates, to AT&T.

                   50.1.9.3 Copies of the MSAG shall be provided within twenty-one (21) calendar days from the time requested and shall be provided on diskette, magnetic tape, or in a format suitable for use with desktop computers.

                   50.1.9.4 AT&T assumes all responsibility for the accuracy of the data that AT&T provides to U S WEST for MSAG preparation and E-911 Database operation.

                   50.1.9.5 AT&T shall be solely responsible for providing AT&T database records to U S WEST for inclusion in U S WEST's ALI database on a timely basis.

                   50.1.9.6 AT&T will provide end user data to the U S WEST ALI database that are Master Street Address Guide
                             (MSAG) valid.

                   50.1.9.7 AT&T will update its end user records provided to the U S WEST ALI database to agree with the 911 MSAG standards for its service areas.

                   50.1.9.8 U S WEST and AT&T shall arrange for the automated input and periodic updating of the E911 database information related to AT&T end users for resold lines in accordance with Section 10.1 of Attachment 2 to this Agreement. AT&T may request, through the BFR process, similar arrangements for AT&T customers served on a non-resale basis. U S WEST will furnish AT&T any variations to NENA recommendations required for ALI database input. The cost of magnetic tape transfer shall be borne by AT&T.

                   50.1.9.9 U S WEST and AT&T shall arrange for the automated input and periodic updating of the E911 database information related to AT&T end users. For resold services, U S WEST shall work cooperatively with AT&T to ensure the accuracy of the data transfer by verifying it against the Master Street Address Guide (MSAG). For AT&T's

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                              customers served by unbundled Network Elements or
                              through AT&T's own facilities, AT&T shall ensure the accuracy of its 911 data by verifying it against the MSAG.

                   50.1.9.10 AT&T shall assign an E911 database coordinator charged with the responsibility of forwarding AT&T end user ALI record information to U S WEST or via a third-party entity, charged with the responsibility of ALI record transfer. AT&T assumes all responsibility for the accuracy of the data that AT&T provides to U S WEST.

                   50.1.9.11 The Parties shall maintain a single point of contact to coordinate all E911 activities under this Agreement.

                   50.1.9.12 For resold services, AT&T shall provide information on new Customers to U S WEST within one (1) Business Day of the order completion. U S WEST shall update the database within two (2) Business Days of receiving the data from AT&T. If U S WEST detects an error in the AT&T provided data, the data shall be returned to AT&T within two (2) Business Days from when it was provided to U S WEST. AT&T shall respond to requests from U S WEST to make corrections to database record errors by uploading corrected records within two (2) Business Days. Manual entry shall be allowed only in the event that the system is not functioning properly. AT&T may request, through the BFR process, similar services from U S WEST for their customers who are served on a non-resale basis.

                   50.1.9.13 The Parties will cooperate to implement the adoption of a Carrier Code (NENA standard five-character field) on all ALI records received from AT&T, when those standards, NENA-02-00N, are adopted by the industry standards process. U S WEST will furnish AT&T any variations from NENA recommendations required for ALI database input. The Carrier Code will be used to identify the carrier of record in INP configurations.

                   50.1.9.14 AT&T will provide end user data to the U S WEST ALI database utilizing NENA-02-001 Recommended Formats For Data Exchange, and Recommended Standard For Street Thoroughfare Abbreviations and Protocols For Data Exchange and Data Quality utilizing NENA Recommended Formats for Data Exchange document dated June 1993.

                   50.1.9.15 U S WEST shall identify which ALI databases cover which states, counties or parts thereof, and identify and communicate a point of contact for each.

                   50.1.9.16 U S WEST will provide AT&T with the identification of the U S WEST 911 controlling office that serves each geographic area served by AT&T.

                   50.1.9.17 U S WEST shall provide to AT&T, for AT&T Customers, E911/911 call routing to the appropriate Public Safety Answering Point ("PSAP") for resold lines. U S WEST shall provide and validate AT&T Customer

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                              information to the PSAP in the same fashion as it
                              does for its own Customers. U S WEST shall use its service order process to update and maintain, on the same schedule that it uses for its end users, the AT&T Customer service information in the ALI/DMS used to support E911/911 services. AT&T may request, through the BFR process, similar services from U S WEST for their customers who are served on a non-resale basis.

                   50.1.9.18 AT&T exchanges to be included in U S WEST's E911 Database will be indicated via written notice and will not require an amendment to this Agreement.

          50.1.10  The following are Basic 911 and E911 Network Requirements:

                   50.1.10.1 U S WEST, at AT&T option, shall provide a minimum of two (2) E911 trunks per jurisdictional area, or that quantity which will maintain P.01 transmission grade of service, or the level of service provided by U S WEST to itself, whichever is the higher grade of service. These trunks will be dedicated to routing 911 calls from AT&T switch to a U S WEST E911 tandem.

                   50.1.10.2 U S WEST shall provide AT&T a data link to the ALI/DMS database or permit AT&T to provide its own data link to the ALI/DMS database. U S WEST shall provide error reports from the ALI/DMS database to AT&T immediately after AT&T inputs information into the ALI/DMS database. Alternately, AT&T may utilize U S WEST or a third party entity to enter Customer information into the database on a demand basis, and validate Customer information on a demand basis.

                   50.1.10.3 U S WEST shall provide the selective routing of E911 calls received from AT&T switching office. This includes the ability to receive the ANI of the AT&T Customer, selectively route the call to the appropriate PSAP, and forward the Customer's ANI to the PSAP. U S WEST shall provide AT&T with the appropriate CLLI codes and specifications regarding the tandem serving area associated addresses and meet points in the network.

                   50.1.10.4 Copies of E911 Tandem Boundary Maps shall be available to AT&T. Each map shows the areas served by that E91 tandem. The map provides AT&T the information necessary to set up its network to route E911 callers to the correct E911 tandem.

                   50.1.10.5 AT&T shall ensure that its switch provides an eight-digit ANI consisting of an information digit and the seven-digit exchange code. AT&T shall also ensure that its switch provides the line number of the calling station. In the event of a change in industry standards, the Parties shall cooperate to incorporate the changed standards in their respective networks.

                   50.1.10.6 Each ALI discrepancy report shall be jointly researched by U S WEST and AT&T. Corrective action shall be taken immediately by the responsible party.

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                   50.1.10.7  Technical specifications for E911 network
                              interface are available through U S WEST technical publication 77338. Technical specifications for database loading and maintenance are available through the third party database manager -- SCC.

                   50.1.10.8 U S WEST shall begin restoration of E911 and/or E911 trunking facilities immediately upon notification of failure or outage. U S WEST must provide priority restoration of trunks or networks outages on the same terms/conditions it provides itself and without the imposition of Telecommunications Service Priority (TSP).

                   50.1.10.9 U S WEST shall identify any special operator-assisted calling requirements to support 911.

                   50.1.10.10 Trunking shall be arranged to minimize the
                              likelihood of central office isolation due to cable cuts or other equipment failures. There will be an alternate means of transmitting a 911 call to a PSAP in the event of failures.

                   50.1.10.11 Circuits shall have interoffice, loop and carrier system diversity when such diversity can be achieved using existing facilities. Circuits will be divided as equally as possible across available carrier systems. Diversity will be maintained or upgraded to utilize the highest level of diversity available in the network.

                   50.1.10.12 Equipment and circuits used for 911 shall be
                              monitored at all times. Monitoring of circuits shall be done to the individual circuit level. Monitoring shall be conducted by U S WEST for trunks between the tandem and all associated PSAPs.

                   50.1.10.13 Repair service shall begin immediately upon
                              receipt of a report of a malfunction. Repair service includes testing and diagnostic service from a remote location, dispatch of or in-person visit(s) of personnel. Technicians will be dispatched without delay.

                   50.1.10.14 All 911 trunks must adhere to the Americans with
                              Disabilities Act requirements.

                   50.1.10.15 The Parties will cooperate in the routing of 911 traffic in those instances where the ALI/ANI information is not available on a particular 911 call.

                   50.1.10.16 AT&T is responsible for network management of its network components in compliance with the Network Reliability Council Recommendations and meeting the network standard of U S WEST for the 911 call delivery.

          50.1.11  Basic 911 and E911 Additional Requirements

                   50.1.11.1 All AT&T lines that have been ported via INP shall reach the correct PSAP when 911 is dialed. U S WEST shall send both the ported number and the AT&T number (if both are received from AT&T). The

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                              PSAP attendant shall see both numbers where the
                              PSAP is using a standard ALI display screen and the PSAP extracts both numbers from the data that is sent.

                   50.1.11.2 U S WEST shall work with the appropriate government agency to provide AT&T the ten-digit POTS number of each PSAP which sub-tends each U S WEST E911 Tandem to which AT&T is interconnected.

                   50.1.11.3 U S WEST will provide AT&T with the ten-digit telephone numbers of each PSAP agency, for which U S WEST provides the 911 function, to be used by AT&T operators for handling emergency calls in those instances where the AT&T Customer dials "O" instead of "911."

                   50.1.11.4 AT&T will provide U S WEST with the ten-digit telephone numbers of each PSAP agency, for which AT&T provides the 911 function, to be used by U S WEST operators for handling emergency calls in those instances where the U S WEST Customer dials "O" instead of "911."

                   50.1.11.5 U S WEST shall notify AT&T forty-eight (48) hours in advance of any scheduled testing or maintenance affecting AT&T 911 service, and provide notification as soon as possible of any unscheduled outage affecting AT&T 911 service.

                   50.1.11.6 AT&T shall be responsible for reporting all errors, defects and malfunctions to U S WEST. U S WEST shall provide AT&T with the point of contact for reporting errors, defects, and malfunctions in the service and shall also provide escalation contacts.

                   50.1.11.7 AT&T may enter into subcontracts with third parties, including AT&T affiliates, for the performance of any of AT&T duties and obligations stated herein.

                   50.1.11.8 U S WEST shall provide sufficient planning information regarding anticipated moves to SS7 signaling for the next twelve (12) months.

                   50.1.11.9 U S WEST shall provide notification of any pending tandem moves, NPA splits, or scheduled maintenance outages, with enough time to react.

                   50.1.11.10 U S WEST shall provide "reverse ALI" inquiries by public safety entities, consistent with U S WEST's practices and procedures.

                   50.1.11.11 U S WEST shall manage NPA splits by populating the
                              ALI database with the appropriate new NPA codes, consistent with U S WEST's practices and procedures for resold services.

                   50.1.11.12 U S WEST must provide the ability for AT&T to
                              update 911 database with end user information for lines that have been ported via INP or NP.

                   50.1.11.13 The data in the ALI database shall be managed by U
                              S WEST but is the property of U S WEST and all participating telephone companies.

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          50.1.12  Performance Criteria. E-911 Database accuracy shall be as set forth below:

                   50.1.12.1 Accuracy of ALI (Automatic Location Identification) data submitted by AT&T to U S WEST will be measured jointly by the PSAPs and U S WEST. All such reports shall be forwarded to AT&T by U S WEST and will indicate incidents when incorrect or no ALI data is displayed. A report regarding any inaccuracy shall be prepared by U S WEST.

                   50.1.12.2 Each discrepancy report will be jointly researched by U S WEST and AT&T. Corrective action will be taken immediately by the responsible party.

                   50.1.12.3 Each party will be responsible for the accuracy of the Customer records it provides.

     50.2 Directory Assistance Service

          50.2.1 U S WEST shall provide for the routing of Directory Assistance calls, including but not limited to 411, 555-1212, NPA-555-1212 dialed by AT&T Customers directly to either the AT&T Directory Assistance service platform or U S WEST Directory Assistance service platform as specified by AT&T.

          50.2.2 AT&T Customers shall be provided the capability by U S WEST to dial the same telephone numbers for access to AT&T Directory Assistance that U S WEST Customers use to access U S WEST Directory Assistance.

          50.2.3 U S WEST shall provide Directory Assistance functions and services to AT&T for its Customers as described below until, at AT&T's discretion, U S WEST routes calls to the AT&T Directory Assistance Services platform.

                   50.2.3.1 U S WEST agrees to provide AT&T Customers with the same Directory Assistance service available to U S WEST Customers.

                   50.2.3.2 U S WEST shall notify AT&T in advance of any changes or enhancements to its Directory Assistance Service, and shall make available such service enhancements on a non-discriminatory basis to AT&T.

                   50.2.3.3 U S WEST shall provide Directory Assistance to AT&T Customers in accordance with U S WEST's internal operating procedures and standards, which shall, at a minimum, comply with accepted professional and industry standards.

                   50.2.3.4 U S WEST shall provide AT&T with the same level of support for the provisioning of Directory Assistance as U S WEST provides itself.

                   50.2.3.5 Service levels shall comply, at a minimum, with Commission requirements for Directory Assistance.

                   50.2.3.6 U S WEST agrees to maintain an adequate operator work force based on a review and analysis of actual call attempts and abandonment rate.

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               50.2.3.7  In the event that AT&T becomes aware of complaints or concerns about Directory Assistance services provided by U S WEST pursuant to this Agreement, AT&T shall be entitled, upon written notice to U S WEST, to retain a mutually acceptable independent third party to monitor Directory Assistance services. Subject to the provisions of applicable U S WEST collective bargaining agreements, the third party retained by AT&T shall be entitled to participate in call monitoring activities available to U S WEST and to remote call monitor for the express purpose of investigating the complaints or concerns. The written request from AT&T shall specify the nature of the complaints or concerns, the limited period for which call monitoring is being requested, and the identity of the third party that is to perform such activities. The third party retained by AT&T shall limit its report to AT&T to information relating only to the complaints or concerns giving rise to the call monitoring program or any issues identified by the third party during the course of the call monitoring program that concern services provided to AT&T and its end users. In addition, AT&T is entitled at any time during the course of this Agreement to place test calls into U S WEST Directory Assistance service offices similar to end user calls to monitor test quality. It is expressly understood that U S WEST will not be required to add recorded announcements specifically to allow for third party call monitoring if U S WEST does not make such announcements for itself.

               50.2.3.8 U S WEST shall provide the following minimum Directory Assistance capabilities to AT&T Customers:

                         (a) A maximum of two (2) Customer listings and/or addresses or U S WEST parity per AT&T Customer request.

                         (b) Name and address to AT&T Customers upon request, except for unlisted numbers, in the same states where such information is provided to U S WEST Customers.

                         (c) For AT&T customers who are served exclusively through resold U S WEST retail services, AT&T may resell U S WEST's Directory Assistance call completion services to the extent U S WEST offers call Directory Assistance completion to its own end users. For AT&T customers who are served from an AT&T switch, AT&T may request Directory Assistance call completion services through the BFR process. Such BFR process shall address the identification of the AT&T end user at the U S WEST Directory Assistance platform for purposes of routing and billing of intraLATA and interLATA toll calls.

                         (d) The U S WEST mechanized interface with the U S WEST subscriber listing database is not available for AT&T as of the Effective Date of this Agreement. When the mechanized interface is available, U S WEST will populate the Directory Assistance database in the same manner and in the same time frame as for U S WEST Customers.

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                            (e) Any information provided by a Directory
                                Assistance Automatic Response Unit (ARU) shall be repeated the same number of times for AT&T Customers as for U S WEST Customers.

                                When an AT&T Customer served on a resale or
                            (f) unbundled switching basis requests a U S WEST
                                Directory Assistance operator to provide instant credit on a Directory Assistance call, the U S WEST Directory Assistance operator shall inform the AT&T Customer to call an 800 number for AT&T Customer service to request a credit. The accurate identification of AT&T as the customer's local service provider by the U S WEST Directory Assistance operator requires the use of separate AT&T trunks to the Directory Assistance Platform.

                 50.2.3.9 For resold lines and unbundled switching, U S WEST shall provide data regarding billable events as requested by AT&T.

                 50.2.3.10 U S WEST agrees to (a) provide to AT&T operators, on line access to U S WEST's Directory Assistance database equivalent to the access provided to U S WEST operators; (b) allow AT&T or an AT&T designated operator bureau to license U S WEST's subscriber listings database on terms and conditions equivalent to the terms and conditions upon which U S WEST utilizes such databases; and (c) in conjunction with branded or unbranded Directory Assistance services pursuant to Section 8 of this Part A, provide caller-optional Directory Assistance call completion service which is comparable in every way to the Directory Assistance call completion service U S WEST makes available to its own users. AT&T may, at its option, request U S WEST not to provide call completion services to AT&T.

                 50.2.3.11 In addition to charges for Directory Assistance, when call completion for an intraLATA toll call is requested, the applicable charge for the completion of such intraLATA toll call will apply.

         50.3  Operator Services

               50.3.1 U S WEST shall provide, for the routing of local Operator Services calls (including, but not limited to, 0+, 0-) dialed by AT&T Customers directly to either the AT&T Operator Service platform or U S WEST Operator Service platform as specified by AT&T.

               50.3.2 AT&T Customers shall be provided the capability by U S WEST to dial the same telephone numbers to access AT&T Operator Service that U S WEST Customers dial to access U S WEST Operator Service.

               50.3.3 U S WEST shall provide Operator Services to AT&T as described below until, at AT&T's discretion, U S WEST routes calls to the AT&T local Operator Services platform.

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               50.3.3.1 U S WEST agrees to provide AT&T Customers the same
                        Operator Services available to U S WEST Customers. U S WEST shall make available its service enhancements on a non-discriminatory basis.

               50.3.3.2 U S WEST shall provide the following minimum Operator
                        Service capabilities to AT&T Customers:

                        (a) U S WEST shall complete 0+ and 0-dialed local calls, including O-Coin, Automatic Coin Telephone Service (ACTS) and the completion of coin calls, the collection of coins, and the provision of coin rates.

                        (b) U S WEST shall complete 0+ intraLATA and, when offered, interLATA toll calls. The Parties will cooperate to develop industry standards to include the end user's PIC in Operator Services signaling and the development of associated routing procedures.

                        (c) U S WEST shall complete calls for AT&T's Customers that are billed to calling cards and other commercial cards on the same basis as provided to U S WEST own customers and AT&T shall designate to U S WEST the acceptable types of special billing.

                        (d)  U S WEST shall complete person-to-person calls.

                        (e)  U S WEST shall complete collect calls.

                        (f) U S WEST shall provide the capability for callers to bill to a third party and complete such calls.

                        (g)  U S WEST shall complete station-to-station calls.

                        (h)  U S WEST shall process emergency calls.

                        (i) U S WEST shall process Busy Line Verify and Busy Line Interrupt requests.

                        (j) U S WEST shall process emergency call trace in accordance with its normal and customary procedures.

                        (k) U S WEST shall process operator-assisted Directory Assistance calls.

                        (l) U S WEST operators shall provide AT&T Customers with long distance rate quotes to the extent U S WEST provides such rate quotes to its own end users. Based on technology available as of the Effective Date of this Agreement, the provision of rate quotes to AT&T Customers requires a separate AT&T trunk group to the U S WEST Operator Services platform to identify the caller as an AT&T Customer.

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                        (m)  U S WEST operators shall provide AT&T Customers
                             with time and charges to the extent U S WEST provides such time and charges to its own end users. Based on technology available as of the Effective Date of this Agreement, the provision of time and charges to AT&T Customers requires a separate AT&T trunk group to the U S WEST Operator Services platform to identify the caller as an AT&T Customer.

                        (n) U S WEST shall route 0- traffic to a "live" operator team.

                        (o) When an AT&T customer requests a U S WEST operator to provide instant credit on an Operator Services call, the U S WEST operator will record this request, similar to the way U S WEST records such requests for its own customers. In cases where AT&T has purchased U S WEST Operator Services at a discounted retail rate, U S WEST shall provide instant credit on the same basis that it would provide such credit to its own customers. In all other cases, U S WEST's liability for credits to AT&T shall be as provided in Section 19 of this Part A. 29

                        (p) U S WEST shall provide caller assistance for the disabled in the same manner as provided to U S WEST Customers.

                        (q) When available to U S WEST end users, U S WEST shall provide operator-assisted conference calling to AT&T.

             50.3.3 U S WEST shall exercise at least the same level of fraud control in providing Operator Service to AT&T that U S WEST provides for its own Operator Service, where the AT&T fraud control data is in U S WEST's LIDB database.

             50.3.4 U S WEST shall perform billed number screening when handling collect, third party, and calling card calls, both for station to station and person to person call types.

             50.3.5. In the event that AT&T becomes aware of complaints or concerns about Operator Services provided by U S WEST pursuant to this Agreement, AT&T shall be entitled, upon written notice to U S WEST, to retain a mutually acceptable independent third party to monitor Operator Services. Subject to the provisions of applicable U S WEST collective bargaining agreements, the third party retained by AT&T shall be entitled to participate in call monitoring activities available to U S WEST and to remote call monitor for the express purpose of investigating the complaints or concerns. The written request from AT&T shall specify the nature of the complaints or concerns, the limited period for which call monitoring is being requested, and the identity of the third party that is to perform such activities. The third party retained by AT&T shall limit its report to AT&T to information relating only to the complaints or concerns giving rise to the call monitoring program or any issues identified by the third party during the course of the call monitoring program that concern services provided to AT&T and its end users. In addition, AT&T is entitled at any time during the course of this Agreement to place test calls into U S WEST Operator Service offices similar to

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                     end user calls to monitor test quality. It is expressly
                     understood that U S WEST will not be required to add recorded announcements specifically to allow for third party call monitoring if U S WEST does not make such announcements for itself.

             50.3.6 U S WEST shall direct Customer account and other similar inquiries to the Customer service center designated by AT&T.

             50.3.7 U S WEST shall provide an electronic feed of Customer call records in "EMR" format to AT&T in accordance with the time schedule mutually agreed between the Parties.

             50.3.8 U S WEST shall update the Line Information Data Base ("LIDB") for AT&T Customers. Additionally, U S WEST must provide access to LIDB for validation of collect, third party billed, and LEC card billed calls.

             50.3.9 Where INP is deployed and when a BLV/BLl request for a ported number is directed to a U S WEST operator and the query is not successful (i.e., the request yields an abnormal result), AT&T may request, through the BFR process, that the operator confirm whether the number has been ported and direct the request to the appropriate operator.

             50.3.10 U S WEST shall allow AT&T to order provisioning of
                     Telephone Line Number ("TLN") calling cards and BNS,, in its LIDB, for ported numbers, as specified by AT&T. U S WEST shall continue to allow AT&T access to its LIDB.

             50.3.10 Toll and Assistance ("T/A") refers to functions Customers associate with the "O" operator. Subject to availability and capacity, access may be provided via Operator Services trunks purchased from U S WEST or provided by AT&T via collocation arrangements to route calls to AT&T's platform.

             50.3.12 Automated Branding - ability to announce the carrier's name to the Customer during the introduction of the call.

             50.3.13 Interconnection to the U S WEST Toll and Assistance
                     Operator Services from an end office to U S WEST T/A is technically feasible at least at three (3) distinct points on the trunk side of the switch. The first connection point is an Operator Services trunk connected directly to the T/A host switch. The second connection point is an Operator Services trunk connected directly to a remote T/A switch. The third connection point is an Operator Services trunk connected to a remote access tandem with operator concentration capabilities.

             50.3.14 All trunk interconnections will be digital.

             50.3.15 The technical requirements of Operator Services type trunks and the circuits to connect the operator positions to the host are covered in the Operator Services Switching Generic Requirements ("OSSGR") Bellcore Document number FR-NWT-000271.

             50.3.16 Busy Line Verify and Interrupt

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             50.3.16.1  At the request of AT&T operators or Customers, U S WEST operators will perform Busy Line Verify ("BLV") and/or Busy Line Interrupt ("BLI") operations where such capacity exists.

             50.3.16.2 When possible and where consistent with the service U S WEST provides to its own Customers and/or end users, U S WEST shall engineer its BLV/BLI facilities to accommodate the anticipated volume of BLV/BLI requests during the busy hour. AT&T may, from time to time, provide its anticipated volume of BLV/BLI requests to U S WEST. In those instances when failures occur to significant portions of the BLV/BLI systems and databases and those systems and databases become unavailable, U S WEST shall promptly Inform AT&T.

             50.3.16.3 BLV is performed when one Party's Customer requests assistance from the other Party's operator or operator bureau to determine if the called line is in use; provided, however, that the operator bureau will not complete the call for the Customer initiating the BLV inquiry. Only one (1) BLV attempt will be made per Customer operator bureau call, and a charge shall apply whether or not the called party releases the line.

             50.3.16.4 BLI is performed when one Party's Customer requests assistance from the other Party's operator bureau to interrupt a telephone call in progress after BLV has occurred. The operator bureau will interrupt the busy line and inform the called party that there is a call waiting. The operator bureau will only interrupt the call and will not complete the telephone call of the Customer initiating the BLI request. The operator bureau will make only one (1) BLI attempt per Customer operator telephone call and the applicable charge applies whether or not the called party releases the line.

             50.3.16.5 Each Party's operator bureau shall accept BLV and BLI inquiries from the operator bureau of the other Party in order to allow transparent provision of BLV/BLI traffic between the Parties' networks.

             50.3.16.6 Each Party shall route BLV/BLI Traffic inquiries over direct trunks between the Parties' respective operator bureaus. Unless otherwise mutually agreed, the Parties shall configure BLV/BLI trunks over the Interconnection architecture defined in Attachment 4 to this Agreement.

       50.4 Directory Assistance and Listings Service Requests

            50.4.1 These requirements pertain to U S WEST's Directory Assistance and Listings Service Request process that enables AT&T to (a) submit AT&T Customer information for inclusion in U S WEST Directory Assistance and Directory Listings databases; (b) submit AT&T Customer information for inclusion in published directories; and (c) provide AT&T Customer delivery address information to enable U S WEST to fulfill directory distribution obligations.

                   50.4.1.1 [Intentionally left blank for numbering consistency.]

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             50.4.1.2  U S WEST will accept the following Directory Listing
                       Migration Orders from AT&T, valid under all access methods, including, but not limited to, Resale, Unbundled Network Elements and facilities-Based, and will process the orders in a mechanized format:

                       (a) Migrate with no Changes: Maintain all directory listings for the Customer in both Directory Assistance and Directory Listing. Transfer ownership and billing for listings to AT&T.

                       (b) Migrate with Additions: Maintain all directory listings for the Customer in both Directory Assistance and Directory Listing. Incorporate the specified additional listings order. Transfer ownership and billing for the listings to AT&T.

                       (c) Migrate with Deletions: Maintain all directory listings for the Customer in both Directory Assistance and Directory Listing. Delete the specified listings from the listing order. Transfer ownership and billing for the listings to AT&T.

             50.4.1.3 The Directory Listings Migration Options should not be tied to migration options specified for a related service order (if any) such that a service order specified as migration with changes may be submitted along with a directory listing order specified as migration with no changes.

             50.4.1.4 U S WEST shall enable AT&T to electronically transmit multi-line listing orders.

             50.4.1.5 U S WEST agrees to work cooperatively with AT&T to define specifications for, and implement a daily summary report of, Directory Service Requests. The summary information will include, but is not limited to, the following information:

                       (a) White page listings text and format (name, address, phone, title, designation, extra line requirements )

                       (b)  Listing Instruction codes

             50.4.1.6 To ensure accurate order processing, U S WEST shall provide to AT&T the following information, with updates within one (1) Business Day of change and via electronic exchange:

                       (a)  A matrix of NXX to central office

                       (b) Geographical maps, if available, of U S WEST service area

                       (c) A description of calling areas covered by each directory, including, but not limited to, maps of calling areas and matrices depicting calling privileges within and between calling areas

                       (d)  Listing format rules

                       (e)  Listing alphabetizing rules

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                       (f)  Standard abbreviations acceptable for use in
                            listings and addresses

                       (g)  Titles and designations

             50.4.1.7 Based on changes submitted by AT&T, U S WEST shall update and maintain Directory Assistance and Directory Listings data for AT&T Customers who:

                       (a)  Disconnect Service

                       (b)  Change carrier

                       (c)  Install Service

                       (d) Change any service which affects Directory Assistance information

                       (e)  Specify Non-Solicitation

                       (f)  Are Non-Published, Non-Listed, or Listed

             50.4.1.8 U S WEST shall not charge for storage of AT&T Customer information in the Directory Assistance and Directory Listing systems.

             50.4.1.9 AT&T shall not charge for storage of U S WEST Customer information in the Directory Assistance and Directory Listing systems.

 50.5 Directory Assistance Data

      50.5.1 This Section refers to the residential, business, and government Customer records used by U S WEST to create and maintain databases for the provision of live or automated operator assisted Directory Assistance. Directory Assistance data is information that enables telephone exchange carriers to swiftly and accurately respond to requests for directory information, including, but not limited to, name, address and phone numbers. Under the provisions of the Act and the FCC Interconnection Order, U S WEST shall provide unbundled and non-discriminatory access to the residential, business and government Customer records used by U S WEST to create and maintain databases for the provision of live or automated operator assisted Directory Assistance. AT&T may combine this element with any other Network Element for the provision of any Telecommunications Service./30/

      50.5.2 U S WEST shall provide an initial load of Customer records and Customer list information to AT&T, in a mutually-agreed-to format, via electronic transfer, within thirty (30) calendar days of the Effective Date of this Agreement. The initial load shall include all data resident in the U S WEST Databases and/or systems used by U S WEST for housing Directory Assistance data and/or Customer listing data. In

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                  addition, the initial load shall be current as of the prior
                  Business Day on which the initial load is provided.

          50.5.3 U S WEST shall provide AT&T daily updates to the Customer records and Customer list information in a mutually-agreed-to format via electronic transfer.

          50.5.4 U S WEST shall provide the ability for AT&T to electronically query the U S WEST Directory Assistance database and listings database in a manner at least consistent with and equal to that which U S WEST provides to itself or any other Person.

          50.5.5 U S WEST shall provide AT&T a complete list of ILECs, CLECs, and independent telephone companies that provided data contained in the database.

          50.5.6 On a daily basis, U S WEST shall provide updates (end user and mass) to the Listing information via electronic data transfer. Updates shall be current as of one (1) Business Day prior to the date provided to AT&T.

          50.5.7 U S WEST shall provide AT&T access to Directory Assistance support databases. For example, AT&T requires access to use restriction information including, but not limited to, call completion.

          50.5.8 Directory Assistance data shall specify whether the Customer is a residential, business, or government Customer. Additionally, data must include all levels of indentation and all levels of information specified in "Directory Assistance Data Information Exchanges and Interfaces" below.

          50.5.9 Directory Assistance data shall be provided on the same terms, conditions, and rates that U S WEST provides such data to itself or other third parties.

          50.5.10 U S WEST shall provide complete refresh of the Directory Assistance data upon request by AT&T.

          50.5.11 U S WEST and AT&T will cooperate in the designation of a location at which the data will be provided.

51. Unused Transmission Media

    51.1  Definitions

          51.1.1 Unused Transmission Media is physical inter-office transmission media (e.g., optical fiber, copper twisted pairs, coaxial cable) which have no lightwave or electronic transmission equipment terminated to such media to operationalize transmission capabilities.

          51.1.2 Dark fiber is excess fiber optic cable which has been placed in a network and is not currently being lit by electronics from any carrier. Dark Fiber, one type of Unused Transmission Media, is unused strands of optical fiber. Dark Fiber also includes strands of optical fiber which may or may not have lightwave repeater (regenerator or optical amplifier) equipment interspliced, but which has no line terminating facilities terminated to such strands. Unused Transmission Media also includes unused wavelengths within a fiber strand for purposes of coarse or dense wavelength division multiplexed (WDM) applications. Typical single wavelength

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                      transmission involves propagation of optical signals at
                      single wavelengths (1.3 or 1.55 micron wavelengths). In WDM applications, a WDM device is used to combine optical signals at different wavelengths on to a single fiber strand. The combined signal is then transported over the fiber strand. For coarse WDM applications, one (1) signal each at 1.3 micron and 1.55 micron wavelength are combined. For dense WDM applications, many signals in the vicinity of 1.3 micron wavelength and/or 1.55 micron wavelength are combined.

         51.2 While U S WEST is not required to provide Unused Transmission Media, AT&T may, subject to the agreement of U S WEST, lease copper twisted pairs, coaxial cable or other Unused Transmission Media.

         51.3     Requirements

                  51.3.1 Subject to Section 51.2 above, U S WEST shall make available Unused Transmission Media to AT&T under a lease agreement or other arrangement.

                  51.3.2 U S WEST shall provide a single point of contact for negotiating all Unused Transmission Media use arrangements.

                  51.3.3 AT&T may test the quality of the Unused Transmission Media to confirm its usability and performance specifications.

                  51.3.4 Where Unused Transmission Media is required to be offered or is agreed to be offered by U S WEST, U S WEST shall provide to AT&T information regarding the location, availability and performance of Unused Transmission Media within ten (10) Business Days for a records based answer and twenty (20) Business Days for a field based answer, after receiving a request from AT&T ("Request"). Within such time period, U S WEST shall send written or electronic confirmation or any other method of notification agreed to by the Parties of availability of the Unused Transmission Media ("Confirmation").

                  51.3.5 Where Unused Transmission Media is required to be offered or is agreed to be offered by U S WEST, U S WEST shall make Unused Transmission Media available for AT&T's use in accordance with the terms of this
                           Section 51 within twenty (20) Business Days or a reasonable time frame consistent with industry standards after it receives written acceptance from AT&T that the Unused Transmission Media is wanted for use by AT&T. Splicing of AT&T fiber may be performed at the same points that are available for U S WEST splices.

         51.4     Requirements Specific to Dark Fiber

                  51.4.1 AT&T may test Dark Fiber leased from U S WEST using AT&T or AT&T designated personnel subject to Section
                           51.2. U S WEST shall provide appropriate interfaces to allow testing of Dark Fiber. U S WEST shall provide an excess cable length of twenty-five (25) feet minimum, where available, for fiber in underground conduit. U S WEST shall provide splicing of AT&T fiber to U S WEST Dark Fiber under normal circumstances (e.g., no construction) in metropolitan areas within seventeen (17) calendar days of AT&T's request, and within thirty (30) calendar days of a request in a non-metropolitan area. AT&T may request expedited splicing, which shall be subject to available U S WEST resources.

                  51.4.2 For WDM applications, U S WEST shall provide to AT&T an interface to an existing WDM device or allow AT&T to install its own WDM device (where sufficient system loss margins exist or where AT&T provides the necessary loss compensation) to multiplex the traffic at different wavelengths. This applies to both the transmit and receive ends of the Dark Fiber.

         51.5     [Intentionally left blank for numbering consistency.]

         51.6 Portions of the bandwidth of the fiber may be sectioned and AT&T may share the bandwidth with U S WEST and other CLECs.U S WEST may not deny access to interconnection or any unbundled network element on the basis of technical feasibility or capacity limitation, where such unfeasibility or capacity may be eliminated by making any existing dark fiber capable of operation./31/

52.      Service Standards

         52.1 U S WEST shall provide to AT&T service that is equal to that which U S WEST provided to itself or to its Affiliates. U S WEST and AT&T agree to amend this Section and all relevant portions of this Agreement to incorporate any performance standards and reporting measures to which the Parties may mutually agree. In the event the Parties do not reach agreement as to specific performance standards and reporting measures, U S WEST will provide to AT&T performance standard reports that U S WEST prepares for itself or can reasonably develop. AT&T may request any additional reports, provided that it pays U S WEST's efficient incremental costs for providing these additional reports/32/. Either Party may resolve specific disputes regarding performance standards and reporting measures in accordance with the dispute resolution process contained herein. However, AT&T is not entitled to demand in the name of service parity levels at any predetermined level,/33/ nor will any performance penalties or credits be included in this Agreement except as the Parties may otherwise agree./34/

53.      Entire Agreement

         53.1 This Agreement shall include the Attachments, Appendices and other documents referenced herein all of which are hereby incorporated by reference, and constitutes the entire agreement between the Parties and supersedes all prior oral or written agreements, representations, statements, negotiations, understandings, proposals and undertakings with respect to the subject matter hereof.

         53.2 If a provision contained in any U S WEST tariff conflicts with any provision of this Agreement, the provision of this Agreement shall control, unless otherwise ordered by the FCC or the Commission.

54.      Reservation of Rights

         54.1 The Parties acknowledge that the terms of this Agreement were established pursuant to an order of the Commission. Any or all of the terms of this Agreement may be altered or abrogated by a successful challenge to this Agreement (or the order approving this

------------------------
/31/ Per First Order at 10; Second Order at 7.
/32/ Per First Order at p. 47.
/33/ Per First Order at p. 46.
/34/ Per First Order at p. 48.
USWC/AT&T Interconnection Agreement - Idaho

      Agreement) as permitted by applicable law. By signing this Agreement, neither Party waives its right to pursue such a challenge.

54.2 The Parties enter into this Agreement without prejudice to any position they may have taken previously, or may take in the future in any legislative, regulatory, or other public forum addressing any matters, including matters related to the types of arrangements prescribed by this Agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective duly authorized representatives.

AT&T Communications of the Mountain                U S WEST Communications, Inc.
States, Inc.

___________________________________                _____________________________
Signature                                          *Signature

___________________________________                _____________________________
Name Printed/Typed                                 Name Printed/Typed

___________________________________                _____________________________
Title                                              Title

___________________________________                _____________________________
Date                                               Date



*Signature does not indicate agreement with all aspects of the arbitrator's decision, nor does it waive any of U S WEST's right to seek judicial review of all or part of the agreement, or to reform the agreement as the result of successful judicial review.

                                                                    Attachment 1

                                TABLE OF CONTENTS

1. General Principles.......................................................1


2. Resale Rates and Charges.................................................1


3. Construction and Implementation Costs....................................2


4. Unbundled Loops - Conditioning Charge....................................3


5. Transport and Termination - Interim Prices...............................3


6. Number Portability.......................................................4


7. Network Elements.........................................................5


8. Rate Schedule............................................................6

                                                                    Attachment 1


                                RATES and CHARGES

1.   General Principles
     1.1 All rates provided under this Agreement shall remain in effect for the term of this Agreement unless they are not in accordance with all applicable provisions of the Act, the rules and regulations of the FCC, or the Commission's rules and regulations.

     1.2 Except as otherwise specified in this Agreement, as approved or ordered by the Commission, or as agreed to by the Parties through good faith negotiations, nothing in this Agreement shall prevent a Party through the dispute resolution process described in this Agreement from seeking to recover the costs and expenses, if any, it may incur in (a) complying with and implementing its obligations under this Agreement, the Act, and the rules, regulations and orders of the FCC and the Commission, and (b) the development, modification, technical installation and maintenance of any systems or other infrastructure which it requires to comply with and to continue complying with its responsibilities and obligations under this Agreement.

2.   Resale Rates and Charges
     2.1 U S WEST is permitted to charge a Customer Transfer Charge ("CTC") for resale customers switching to AT&T as set forth in Appendix A to this Attachment 1./1/

     2.2 The Parties shall apply resale discount rates for resold Southern Idaho retail services and resold Northern Idaho retail services as set forth in Appendix A to this Attachment 1./2/

     2.3 If the resold services are purchased pursuant to tariffs and the tariff rates change, charges billed to AT&T for such services will be based upon the new tariff rates less the applicable wholesale discount as agreed to herein. The new rate will be effective upon the tariff effective date.

     2.4 A Subscriber Line Charge (SLC) will continue to be paid by AT&T without discount for each local exchange line resold under this Agreement. All federal and state rules and regulations associated with SLC or as found in the applicable tariffs also apply.

     2.5 AT&T will pay to U S WEST the PIC change charge without discount associated with AT&T end user changes of interexchange or intraLATA carriers.

     2.6 AT&T agrees to pay U S WEST at the wholesale discount rate when its end user activates any services or features that are billed on a per use or per activation basis (e.g., continuous redial, last call return, call back calling, call trace, etc.). U S WEST shall provide AT&T with detailed billing information per applicable OBF standards unless otherwise agreed to by the Parties as necessary to permit AT&T to bill its end users such charges.

     2.7  [Intentionally left blank for numbering consistency]

____________________________
/1/ Per Second Order at 20.
/2/ Per Second Order at 20.

                                                                    Attachment 1


     2.8  Nonrecurring charges will be billed as approved by the Commission.

     2.9  [Intentionally left blank for numbering consistency]

     2.10 [Intentionally left blank for numbering consistency]

     2.11 Resale prices shall be wholesale rates determined on the basis of retail rates charged to subscribers for the Telecommunications Service requested, excluding the portion thereof attributable to any marketing, billing, collection and other costs that will be avoided by U S WEST, as specified in the Act, by the FCC and/or the Commission As an interim measure, U S WEST shall be obligated to offer its volume and term discount service plans to AT&T at a lesser discount than the wholesale discount, calculated as the full discount less the percentage thereof that is attributable to avoided billing and customer service costs, provided that AT&T complies with the volume and term requirements contained therein./3/ These prices are as set forth in Appendix A.

     2.12 U S WEST shall bill AT&T and AT&T is responsible for all applicable charges for Resale Services. AT&T shall be responsible for all charges associated with services that AT&T resells to an end user.

3.   Construction and Implementation Costs

     3.1 U S WEST may assess AT&T up-front, nonrecurring charges for construction costs associated with a service if U S WEST assesses its own end users such charges for similar construction pursuant to U S WEST's tariffs. If AT&T requests a particularly extensive or risky form of construction that U S WEST can demonstrate was not contemplated when the applicable tariff was filed and approved or allowed to go into effect, U S WEST may require AT&T to submit the request pursuant to the BFR process as contemplated by this Agreement./4/

     3.2 A quote for the AT&T portion of a specific job will be provided to AT&T. The quote will be in writing and will be binding for ninety (90) days after the issue date. When accepted, AT&T will be billed the quoted price and construction will commence after receipt of payment. If AT&T chooses not to have U S WEST construct the facilities, U S WEST reserves the right to bill AT&T for the expense incurred for producing the engineered job design.

     3.3 AT&T shall make payment of fifty percent (50%) of the nonrecurring charges and fees upon acceptance of the quotation with the remainder due upon completion of the construction. In the event that AT&T disputes the amount of U S WEST's proposed construction costs, AT&T shall deposit fifty percent (50%) of the quoted construction costs into an interest bearing escrow account prior to the commencement of construction. The remainder of the quoted construction costs shall be deposited into the escrow account upon completion of the construction. Upon resolution of the dispute, the escrow agent shall distribute amounts in the account in accordance with the resolution of such dispute, and any interest that has accrued with respect to amounts in the account shall be distributed proportionately to the

________________________________
/3/ Per First Order at 16.
/4/ Per First Order at 25; per Sixth Order at 6.

                                                                    Attachment 1


          Parties. The pendency of any such dispute shall not affect the obligation of U S WEST to complete the requested construction.

4.   Unbundled Loops - Conditioning Charge

     4.1 For loops that need conditioning, as requested by AT&T, to ensure the necessary transmission standard, conditioning charges will apply as specified in Appendix A./5/

     4.2 U S WEST will also apply a recurring charge, as specified in Appendix A, for the cost of removing load coils and bridge taps, provided that U S WEST must provide AT&T with Loops that do not require unloading, where such Loops are available, until permanent prices are established. AT&T may require certification from a knowledgeable representative of U S WEST if U S WEST states that no such Loops are available U S WEST shall not be required to deload its own (unleased) lines or to move its own Customers to other lines. If U S WEST only deloads the lines requested by AT&T, AT&T shall bear all of the costs efficiently and necessarily incurred by U S WEST in deloading those lines. If U S WEST deloads additional lines in the group at the same time it deloads lines that AT&T has requested, AT&T shall only be required to pay its pro rata portion of the deloading costs based on the percentage of lines deloaded at AT&T's request. In such cases, AT&T may require certification as to the actual number of Loops deloaded from the U S WEST representatives who performed and supervised the deloading./6/

5.   Transport and Termination/7/

     5.1  [Intentionally left blank for numbering consistency]

     5.2  [Intentionally left blank for numbering consistency]

     5.3 For traffic terminated to the other Party's Customer, where both such Customers bear NPA-NXX designations associated with the same LATA or other authorized area (e.g., extended area service zones in adjacent LATAs), including those traffic types that have been traditionally referred to as "local calling", as "extended area service (EAS)", the following reciprocal rate structure shall apply:

          5.3.1     Call Termination - Switching Rates.

          5.3.2     (a) The Parties agree that local switching and tandem
                        switching rates as described in Schedule 1 of this Attachment shall apply reciprocally for the termination of local/EAS traffic. These rates will apply to all traffic terminated on either party's network.

_______________________________________
/5/ Per First Order at 8, 32; Per Second Order at 3-6.
/6/ Per First Order at 8, 32; Per Second Order at 3-6.
/7/ Per First Order at 49; Per Second Order at 38; Per Third Order at 7.

                                                                    Attachment 1


                    (b) If one Party desires to purchase dedicated transport
                        from the other Party, reciprocal compensation shall be in accordance with the rates established in Schedule 1 of this Attachment.

                    (c) Dedicated transport facilities may be provided as, but not limited to, DS-3 and DS-1 facilities with or without the tandem switching functions, for the use of either Party between the point of interconnection and the terminating end office or tandem switch.

                    (d) If the Parties elect to establish two-way trunking
                        direct trunks, the compensation for such jointly used facilities shall be adjusted as follows. The nominal compensation shall be pursuant to the rates for dedicated transport as established in Schedule 1 of this Attachment. The actual rate paid to the provider of the dedicated facility shall be reduced to reflect the provider's use of that facility. The adjustment in the dedicated transport rate shall be a percentage that reflects the provider's relative use of the facility based on an average monthly usage measured on originating minutes of use.

                    (e) Common transport may be used as an alternative to
                        dedicated transport. Reciprocal compensation for common transport rates are provided for in Schedule 1 of this Attachment.

                    (f) Multiplexing options are available pursuant to rates
                        established in Schedule 1 of this Attachment.

          5.3.3     Transit Traffic

               The Parties agree that the rates set forth in this Agreement will apply to transited traffic regardless of the final point of termination.

     5.4       No AT&T Tandem Rate Charges

          At the time of entering into this Agreement, AT&T is not entitled to charge the tandem rate for transport and termination./8/

6.   Number Portability

     6.1 U S WEST and AT&T shall track their respective costs for providing number portability until a definitive method for allocating the cost is determined. At that time, U S WEST shall recover its efficiently incurred costs for providing number portability for the period during which recovery has been held in based on such definitive method for allocating cost./9/ In the interim, costs will be apportioned

_____________________________
/8/ Per First Order at 3; Per Third Order at  7.
/9/ Per First Order at 39.

                                                                    Attachment 1


               according to the gross revenues of AT&T and U S WEST less charges paid to other carriers./10/

     6.2 The Parties shall work together to incorporate the results of the FCC Access Reform Order when final.

     6.3 AT&T may request U S WEST to provide AT&T call detail records identifying each IXC which are sufficient to allow AT&T to render bills to IXCs for calls IXCs place to ported numbers in the U S WEST network which U S WEST forwards to AT&T for termination. To the extent U S WEST is unable to provide billing detail information within a reasonable time frame, the Parties may agree on an interim method to share access revenues pursuant to a mutually agreed upon surrogate approach.

7.   Network Elements/11/

In the absence of a negotiated sharing method, the following provisions will apply:

     7.1 For the development and implementation allowing access to operations support systems, U S WEST shall be entitled to recover one-fourth of is development and implementation costs in each of the first four 12-month periods following the acceptance of such shares as valid. That recovery shall include the cost of money at the level then assumed for purposes of deriving unbundled network element prices. U S WEST shall recover these costs from each carrier (including itself and any affiliate) who used such systems for such period; the share of these costs for which each shall be liable should be equal to its share (vis-a-vis only the other carriers who are obligated to pay these costs) of whatever market penetration characteristic is determined to be proper for allocating interim number portability costs. If no such characteristic is ultimately used to allocate interim number portability costs, then the sharing basis shall be as determined by the Idaho Commission from among the FCC-authorized available interim number portability sharing methods or combination thereof.

               For a year in which an obligated carrier was under agreement with U S WEST for less than twelve months, its share of the costs shall be prorated accordingly.

               7.1.1 By April 1 of each year during the term of this Agreement, U S WEST shall recalculate for the preceding calendar year, the market shares for each competing local carriers providing local telecommunications service within the state of Idaho in that calendar year. For each of the first four years, U S WEST shall assign to each competing carrier one-fourth of U S WEST's development costs according to each competing carrier's market share at the end of that calendar year. For each of years five (5) through ( 8), U S WEST shall make a similar calculation of market share. When such calculations produces an amount owing by a competing carrier to U S

___________________________
/10/ Per Second Order at 3
/11/ Per First Order at 35; Per Third Order at 7-8.

                                                                    Attachment 1


                         WEST, that amount shall be paid to U S WEST promptly after presentation of supporting documents has been made by U S WEST./12/


               7.1.2 To ensure that (1) U S WEST does not over-recover or under-recover its costs of development, and (2) each carrier's net payment responsibility continues to match its market share over the amortization period: U S WEST shall, in each of years five (five) through eight (8), rebate any and all money collected by U S WEST that exceeds its costs of development costs as set out in
                         Section 7.1 above. Such rebates shall be in proportion to the total net cumulative amounts (payments net of rebates) that each carrier has paid to U S WEST for development costs ./13/

               7.1.3 AT&T shall be entitled to audit at any time during the period during which its payment obligations or receipt rights under these provisions (and beyond, to the extend authorized by any other audit time limit provided for in the Agreement) the efficiency of U S WEST's expenditures, the necessity for it to meet obligations to AT&T, the accuracy of any costs, the reasonableness of any allocations or assignments of additional costs, and the date and extent of system use by any other party, including U S WEST or its affiliates./14/

          7.2 AT&T is entitled to purchase rebundled Loops and Switching Elements for no more than the stand-alone element prices set forth in Appendix A. For rebundled switching elements and loops, U S WEST shall be able to recover the interstate Common Carrier Line Charge and 75% of the Residual Interconnection Charge as specified in Appendix A./15/

          7.3 An interim charge, subject to true-up when a permanent rate is established, for accessing U S WEST's directory assistance database is 1/5 of U S WEST's retail rate for directory assistance as of the effective date of this Agreement./16/

          7.4 On an interim basis, subject to true-up, U S WEST's interstate tariff rate for collocation shall apply.

8.        Rate Schedule

          8.1 Interim rates for Interconnection, Unbundled Network Elements, Ancillary Services, and Reciprocal Compensation are provided in Appendix A to this Attachment 1.

_____________________________
12 Per Third Order at 8
13 Per Third Order at 8
14 Per First Order at 35.
15 Per First Order at 14.
16 Per First Order at 35.

                                                                    Attachment 1


          8.2 The prices for shared transport/17/ as listed on Appendix A to this Attachment 1 are interim. As of the effective date of this Agreement, the ADR process may be undertaken by either Party for the purpose of establishing permanent rates. That ADR process is to be completed within ninety (90) days of the initial request, unless the Parties mutually agree to extend the time required to complete the ADR process.

          8.3 For purposes of non-recurring charges, U S WEST shall be entitled to charge 10% of the non-recurring charges that its final price lists includes for loops, ports and signaling links. These charges shall be subject to true-up retroactively to the commencement of service under this Agreement in the event that these charges are changed by later cost related proceedings in Idaho. If either Party finds that, after AT&T begins providing service under this Agreement, that the approved amounts are inappropriate, the Parties shall renegotiate the charge amounts. Should good faith efforts to change the amounts prove unsuccessful, either Party may resolve any remaining disagreement through the dispute resolution procedures outlined in this Agreement or as part of a proceeding subsequently filed with the Commission./18//19/




_________________________________
/17/ Per Order 27236 at pp 9-12.
/18/ Per Order 27236 at 13
/19/ Per Order 27236 at 12.

                                                                    Attachment 2


                               TABLE OF CONTENTS

1.   Description............................................................1


2.   General Terms and Conditions for Resale................................2


3.   Basic Service Requirements.............................................3


4.   Requirements for Specific Services.....................................4


5.   Service Functions......................................................8


6.   Security and Law.......................................................9


7.   Ordering and Maintenance...............................................9


8.   Changes in Retail Service..............................................9


9.   Customer Authorization Process........................................10


10.  AT&T Responsibilities.................................................11


11.  Pricing...............................................................11


12.  Deposit...............................................................11

                                                                    Attachment 2


                                     RESALE

1.   Description

     1.1 AT&T may resell to any and all classes of end-users Telecommunications Services obtained from U S WEST under this Agreement, however, any existing tariff restrictions or conditions shall apply. AT&T may identify any of these restrictions or conditions that it believes is inappropriate and shall provide an argument sufficient to show a substantial potential for anti-competitive or other inappropriate results. Such a showing will be made through the dispute resolution process of this Agreement or through the Parties' private negotiations. Once AT&T makes such a showing, U S WEST will then have the burden of proving that the conditions or restrictions at issue serve valid purposes when applied to resold services and that such application will not produce anti-competitive or other inappropriate resultsNo future tariff condition or restriction should be deemed applicable to resold services, absent a prior finding by the Commission that U S WEST has met the burden of showing such condition or restriction to be reasonable as applied to resellers./1/

     1.2       [Intentionally left blank for numbering consistency]

     1.3 At the request of AT&T, and pursuant to the requirements of the Act, and FCC rules and state regulations, U S WEST shall make available to AT&T for resale any Telecommunications Services that U S WEST currently provides or may offer hereafter, including, but not limited to, Telecommunications Services offered through contract service arrangements, special arrangements, discount plans and promotions of more than ninety (90) days duration. Resale discounts may vary from the standard resale discount, subject to the approval of the Commission. U S WEST shall also provide Service Functions, as agreed to in this Attachment 2. The Telecommunications Services and Service Functions provided by U S WEST to AT&T pursuant to this Attachment 2 are collectively referred to as "Local Resale".

     1.4 This Section 1 describes several services which U S WEST shall make available to AT&T for resale pursuant to this Agreement. This description of services is neither all inclusive nor exclusive. Except as may be noted elsewhere in this Agreement, all services or offerings of U S WEST which are to be offered for resale pursuant to the Act are subject to the terms herein, even though they are not specifically enumerated or described.

     1.5 Call answering services do not constitute Telecommunications Services and U S WEST is not required to sell them under this Agreement. Non-tariffed retail communications services are subject to resale under this Agreement./2/

               1.5.1     Voice Mail

                         U S WEST shall make available the SMDI-E ("Station Message Desk Interface-Enhanced"), where available, or SMDI (Station Message Desk Interface), where SMDI-E is not available, feature capability allowing for Voice Mail Services.

_________________________
/1/ Per First Order at 18.  Per Second Order at 13.
/2/ Per First Order at 15.

                                                                    Attachment 2


                         U S WEST shall make available, where available, the MWI (Message Waiting Indicator) stutter dialtone and message waiting light feature capabilities. U S WEST shall make available CF-B/DA (Call Forward on Busy/Don't Answer), CF/B (Call Forward on Busy), and CF/DA (Call Forward Don't Answer) feature capabilities allowing for Voice Mail services.

     1.6       Grandfathered Services

               U S WEST shall make available for resale by AT&T all grandfathered services to those AT&T customers currently receiving such services. U S WEST shall make these services available for resale at the fully discounted retail rate./3/ For purposes of this Agreement, a grandfathered service is a service that U S WEST no longer offers to new subscribers or a class of new subscribers. AT&T shall be notified of any U S WEST request for the termination of service and/or its grandfathering filed with the Commission or U S WEST's intent to grandfather/withdraw a service at least thirty (30) calendar days prior to the effective date of such grandfathering or intended termination. The form of notification may be either in written or electronic form.

     1.7       [Intentionally left blank for numbering consistency]

     1.8       Promotions

               Promotions of ninety (90) days or less need not be made available to AT&T at the wholesale discount rate.

     1.9 The specific business process requirements and systems interface requirements are set forth in Attachment 5.

2.   General Terms and Conditions for Resale

     2.1 Primary Local Exchange Carrier Selection. U S WEST shall apply the principles set forth in Section 64.1100 of the FCC Rules, 47 C.F.R. ss. 64.1100, as implemented, to the process for end-user selection of a primary local exchange carrier. In accordance with the customer authorization process described elsewhere in this Agreement, U S WEST shall not require notification from the customer, another carrier, or another entity, in order to process an AT&T order for local service for a customer.

     2.2 Except where otherwise provided, AT&T, or AT&T's agent, shall act as the single point of contact for its end users' service needs, including, without limitation, sales, service design, order taking, provision, change orders, training, maintenance, trouble reports, repair, post-sale servicing, billing, collection and inquiry. AT&T shall inform its end users that they are customers of AT&T for resold services. AT&T's end users who inadvertently contact U S WEST with questions regarding their AT&T service will be instructed to contact AT&T. U S WEST end users who inadvertently contact AT&T with questions regarding their U S WEST service will be instructed to contact U S WEST. Nothing in this Agreement shall be deemed to prohibit either Party from discussing its products and services with customers of the other Party who solicit such information or who are directly contacted by a Party.

______________________________________
/3/ Per First Order at 16.

                                                                    Attachment 2


3.   Basic Service Requirements

     3.1       Call Types

               3.1.1 U S WEST shall provide the following call types, features and functions to AT&T and its end users with no loss of feature or functionality: (a) dial tone and ringing; (b) capability for either dial pulse or touch tone; (c) flat and measured services; (d) speech recognition as available with other custom calling and CLASS features; (e) same extended area service free calling area; (f) 1 + intraLATA toll calling; (g) access to interLATA toll calling; (h) access to international calling; (i) lines as well as trunks (DID, DOD); (j) analog and digital private line - all speeds; (k) off-premises extensions; (l) Centrex; and
                         (m) ISDN.

     3.2 U S WEST will provide access for AT&T and all its end user customers to all call types, including, but not limited to, 500, 700, 800, 900, exchanges and dial around services (10XXX).

     3.3 U S WEST shall impose no restrictions on customer's calling (e.g., there should not be a 750 minute limit on flat rate calling).

     3.4 U S WEST will provide pre-subscription services for intraLATA, when the Commission orders the provision of 1+ pre-subscription, and interLATA toll services in accordance with currently accepted methods and procedures.

     3.5       Features Requirements

               3.5.1 U S WEST will provide AT&T the ability to suspend and restore customer service, including vacation suspension service, at the direction of AT&T.

               3.5.2 End Office Features. U S WEST will provide to AT&T the same end office features available to U S WEST's end users, including, but not limited to, CLASS features, Custom Calling features, and AIN features.

               3.5.3 Call Blocking Features. U S WEST will provide to AT&T the same call blocking features as are available to U S WEST's own Customers.

     3.6 Upon request, U S WEST shall provide AT&T a list, in an agreed upon format by central office, of all the Telecommunications Services, features and functions offered by U S WEST within sixty
               (60) days after request and shall provide updates to such lists as further described in Attachment 5. U S WEST shall also provide an electronic access method for AT&T to ascertain the service availability of a particular USOC in a given central office.

4.   Requirements for Specific Services

     4.1       IntraLATA Toll

               U S WEST will provide AT&T its intraLATA toll service to AT&T for resale where 1+ intraLATA toll presubscription is not available.

     4.2       Private Line Services

                                                                    Attachment 2


               The following private line services shall be made available without restriction from U S WEST: (a) voice grade private line services; (b) off premise extensions; (c) foreign exchange line service; (d) point-to-point and multi-point digital services (e.g., 9.6 kbps-56 kbps; fractional DS-1); (e) DS-1 Services; (f) DS-3 services; (g) OC-3 service (where available); (h) frame relay service; (i) packet switched services; (j) switched digital services; and (k) other private line services as they are made available.

     4.3       Centrex Requirements

               4.3.1 At AT&T's option and as they are available to U S WEST's own end users via interstate tariffs and state tariffs, price lists, price schedules, catalogs, or Individual Case Basis, AT&T may purchase a single, any combination, or the entire set of Centrex features, including Centrex Management System (CMS) or its equivalent as described in Attachment 5. The Centrex service provided for resale will meet the requirements set forth in the following provisions of this Section.

               4.3.2 All service levels and features of Centrex service provided by U S WEST for resale by AT&T shall be at parity with levels and features provided to U S WEST's own customers or as mutually agreed upon by the Parties.

               4.3.3 AT&T may aggregate the Centrex local exchange and intraLATA traffic usage of AT&T subscribers to the extent U S WEST makes such aggregation available to itself or to its end users, Customers, or Affiliates.

               4.3.4 AT&T may aggregate multiple AT&T customers on dedicated access facilities.

               4.3.5 U S WEST shall make CMS information available to AT&T at the common block level via an electronic interface, as provided to U S WEST's own end users.

               4.3.6 AT&T may use remote call forwarding in conjunction with Centrex service to provide service to AT&T local service Customers residing outside of the geographic territory in which U S WEST provides local exchange service. However, U S WEST is not obligated to provide facilities outside its service territory.

               4.3.7 AT&T may purchase any and all levels of Centrex service for resale, without restriction on the minimum or maximum number of lines that may be purchased for any one level of service, equivalent to what is offered to U S WEST's own end users.

               4.3.8 U S WEST will provide to AT&T the ability to suppress the need for AT&T customers to dial "9" when placing calls outside the Centrex system.

               4.3.9 U S WEST shall make available to AT&T for resale, at no additional charge, intercom calling among all AT&T customers within a common block who utilize resold Centrex service.

     4.4      CLASS and Custom Features Requirements

                                                                    Attachment 2


              AT&T may purchase a single, any combination, or the entire set of CLASS and custom features and functions, on a customer-specific basis. CLASS features shall include, but not be limited to: caller identification, name and number; call screening; call tracing; and automatic call back on busy (*69). U S WEST shall provide to AT&T a list of all such CLASS and custom features and functions within ten (10) days after request and shall provide updates to such list when new features and functions become available.

     4.5      Customer Financial Assistance Programs

              4.5.1 Local services provided to low-income subscribers, pursuant to requirements established by the appropriate state regulatory body, include programs such as Lifeline, Voluntary Federal Customer Financial Assistance Program, and Link-Up America ("Voluntary Federal Customer Financial Assistance Programs"). When a U S WEST subscriber eligible for the Voluntary Federal Subscriber Financial Assistance Programs or other similar state programs chooses to obtain local service from AT&T, U S WEST shall forward information available to U S WEST regarding such subscriber's eligibility to participate in such programs to AT&T and in electronic format when available in accordance with the procedures set forth herein.

               4.5.2 U S WEST will provide information about the certification process for the provisioning of Lifeline, Link-up, and similar services. U S WEST will forward to AT&T, in electronic format (when available), information available to U S WEST regarding a subscriber's program eligibility, status and certification when a U S WEST subscriber currently on any U S WEST telephone assistance program changes service to AT&T as their local exchange carrier. U S WEST will cooperate in obtaining any subsidy associated with a subscriber transfer to AT&T.

                         4.5.2.1 In connection with the transfer of a customer from U S WEST to AT&T, U S WEST shall provide to AT&T a customer profile, including customer name, billing and residence address, billing telephone number(s), eligibility for Voluntary Federal Customer Financial Assistance Program, and other similar services, and identification of U S WEST features and services subscribed to by the customer.

     4.6       Discount Plans and Services

               4.6.1 In accordance with FCC rules and regulations, U S WEST shall offer for resale all Discount Plans and Services.

               4.6.2 AT&T can utilize any volume discounts that U S WEST makes available to its end user customers.

     4.7       Hospitality Service

               U S WEST shall provide all blocking, screening, and all other applicable functions available for hospitality lines utilized as such.

     4.8       Telephone Line Number Calling Cards.

                                                                    Attachment 2


               Effective ten (10) Business Days after the date of an end-user's subscription to AT&T service or within twenty-four (24) hours after AT&T has notified U S WEST that it has replaced the subscriber's calling card, whichever is earlier, U S WEST will terminate its existing telephone line number-based calling cards and deactivate any U S WEST-assigned calling cards and remove any U S WEST-assigned telephone line calling card number subaccount and PIN (including area code) ("TLN") from the LIDB. AT&T may issue a new telephone calling card to such customer, utilizing the same TLN, and AT&T shall have the right to enter such TLN in the LIDB for calling card validation purposes. U S WEST will assume responsibility for billing its calling card calls that appear before the card is terminated. Nothing in this section shall prohibit U S WEST from terminating calling card service to U S WEST customers who have been determined to be a credit risk, according to U S WEST's normal business practices.

               4.8.1 Except as provided above, the Parties will cooperate in the deactivation and activation of calling cards and will make reasonable efforts to minimize the time a customer is without an active calling card.

               4.8.2 U S WEST shall not prohibit AT&T from issuing a new telephone calling card to an AT&T customer utilizing the same TLN and AT&T shall have the right to enter the TLN in the LIDB for calling card verification purposes.

               4.8.3 U S WEST will provide AT&T the ability to utilize U S WEST's LIDB for calling card validation.

     4.9 U S WEST shall make engineering support available to AT&T for Resale Services on the same basis as it provides such support for U S WEST end users. To the extent the cost of such engineering support has been considered an avoided cost in the development of the avoided cost discount, the cost of such engineering support shall be borne by AT&T.

     4.10      Payphone Services

               U S WEST agrees to sell for resale all tariffed PAL services at a appropriate wholesale discount to be determined by the Commission.

               4.10.1 U S WEST shall offer for resale, at a minimum, the following Coin Line, PAL, and PAL Coinless features:

                         Billed Number Screening
                         Ability to "freeze" PIC selection
                         One (1) bill per line and/or multiple lines per BAN Point of demarcation at the Network Interface location Detailed billing showing all 1+ traffic on paper, diskette or electronic format
                         Touch-tone service
                         Option for listed or non-listed numbers
                         Access to 911 service
                         One (1) directory per line

               4.10.2 At a minimum, U S WEST shall offer for resale the following Coin Line features:

                                                                    Attachment 2

                         .    Access to all central office intelligence required
                              to perform answer detection, coin collection, coin
                              return, and disconnect
                         .    Answer Detection
                         .    Option to block all 1+ calls to international
                              destinations
                         .    IntraLATA Call Timing
                         .    Option of one-way or two-way service on line
                         .    Flat Rate Service, where available
                         .    Originating line screening
                         .    U S WEST central office intelligence for rating
                              and other functions
                         .    Option of measured service, where available
                         .    Ability to block any 1+ service that cannot be
                              rated by the coin circuits/TSPS/OSPS to the
                              extent provided on U S WEST coin lines
                         .    Protect against clip on fraud to the extent
                              provided on U S WEST coin lines
                         .    Protect against blue box fraud to the extent
                              provided on U S WEST coin lines
                         .    Provision of Information Digit 27

        4.10.3 At a minimum, U S WEST shall offer for resale the following PAL and PAL Coinless features:

                         .    Originating line screening
                         .    Two-way service option
                         .    Flat rate service based on rate groups, where
                              available
                         .    Option of one-way service on the line, where
                              available
                         .    Option of measured service, where available
                         .    Ability to keep existing serving telephone numbers
                              if cutover to AT&T.
                         .    AT&T resale line incoming/outgoing screening
                         .    Provision of Information Digit 07
                         .    Provision of International Toll Denial Recognition
                              Tone, when available

                 4.10.4 At a minimum, U S WEST shall offer for resale the following PAL Coin feature:

                         .    Blocking for 1+  international,  10XXXX1 +
                              international,  101XXXX1 + international,  1+900,
                              N11, 976 and option to block all 1-700 and 1-500
                              calls
                         .    Line side supervision option

4.10.5 At a minimum, U S WEST shall offer for resale the following PAL Coinless feature:

                         . Blocking for 1 + international, 10XXXX1 + international, 101XXXX1 +International, 1+900, N11, 976, and 7 digit local

                 4.10.6 U S WEST shall provide installation intervals for PAL services to AT&T for ordering, call transfer, billing, and PIC changes in accordance with performance standards that are established by the Commission, pursuant to subsequent agreement between the Parties or as provided to any other Person.

                                                                    Attachment 2

     4.11 Access revenues are wholesale revenues and are not revenues subject to a resale discount./4/

5.   Service Functions

     5.1 U S WEST shall provide AT&T with the information available to U S WEST that AT&T will need to certify subscribers who transfer from U S WEST as exempt from charges (including taxes), or eligible for reduced charges associated with providing services.

     5.2 U S WEST shall provide AT&T with appropriate notification of all area transfers with line level detail one hundred twenty (120) days before service transfer, and will also notify AT&T within one hundred twenty (120) days before such change or any LATA boundary changes.

     5.3       U S WEST will work cooperatively with AT&T in practices and
     ---
     procedures regarding the handling of law enforcement and service annoyance


 5.4  Support Functions

5.4.1 Routing to Directory Assistance, Operator and Other Services

                         5.4.1.1 U S WEST shall make available to AT&T the ability to route:

                                   (a)  all Local Directory Assistance calls
                                        (411, (NPA) 555-1212) dialed by AT&T
                                        Customers directly to the AT&T Directory
                                        Assistance Services platform, where
                                        technically feasible and consistent with
                                        FCC rules; and

                                   (b)  Local Operator Services calls (O+, O-)
                                        dialed by AT&T Customers directly to the AT&T Local Operator Services platform, where technically feasible and consistent with FCC rules. Such traffic shall be routed over trunk groups between U S WEST end offices and the AT&T Local Operator Services Platform, using standard Operator Services dialing protocols of O+ or O-.

                         5.4.1.2 All direct routing capabilities described herein shall permit AT&T Customers to dial the same telephone numbers for AT&T Directory Assistance and Local Operator Service as U S WEST customers use to access similar services.

6.   Security and Law

     6.1 U S WEST will maintain and safeguard all AT&T customer information according to CPNI privacy guidelines.

     6.2 U S WEST and AT&T will work jointly in security matters as they relate to AT&T customers in a resale environment including, but not limited to, harassment and annoyance calls.

____________________________
/4/ Per First Order at 20.

                                                                    Attachment 2


     6.3 U S WEST and AT&T will work jointly to support law enforcement agency requirements including, but not limited to, taps, traces and court orders.

     6.4 U S WEST will work jointly with AT&T with respect to prevention and settlement of fraud.

     6.5 U S WEST and AT&T will work jointly to provide access to lines in a hostage situation.

7.   Ordering and Maintenance

     7.1 AT&T shall transmit to U S WEST the information necessary for the installation (billing, listing and other information), repair, maintenance and post-installation servicing according to U S WEST's standard procedures, as described in the U S WEST resale operations guide that will be provided to AT&T. When U S WEST's end user or the end user's new service provider discontinues the end user's service in anticipation of moving to another service provider, U S WEST will render its closing bill to the end user effective with the disconnection. Should AT&T's end user, a new service provider or AT&T request service be discontinued to the end user, U S WEST will issue a bill to AT&T for that portion of the service provided to the AT&T end user. In no event, shall the transition of an end user from U S WEST to AT&T cause a disconnection of service other than as specifically provided for in this Agreement. It is understood that AT&T's decision to request a change in class of service (or a conversion to a re-used unbundled loop) at "transition" may involve a few minutes out-of-service. The preceding may be modified by agreement of the Parties.

     7.2 U S WEST will notify AT&T by fax or other processes as agreed to by the Parties, when an end user moves to another service provider.

     7.3 The new service provider shall be responsible for issuing either a transfer of service or disconnect/new connect order, as appropriate.

     7.4 The Parties agree that they will work cooperatively to develop the standards and processes applicable to the transfer of such accounts that are in arrears.

8.   Changes in Retail Service

     8.1 U S WEST will notify AT&T of any changes in the terms and conditions under which it offers Telecommunications Services at retail to subscribers who are telecommunications service providers or carriers, including, but not limited to, the introduction or discontinuance of any features, functions, services or promotions. U S WEST shall not begin notifying its customers as to any retail service changes until thirty (30) days from the date U S WEST informs AT&T of what the specific changes are, or forty-five (45) days from the effective date of those changes, whichever is earlier./5/

     8.2 U S WEST will provide to AT&T advance notice of the availability of new Telecommunication Services in accordance with Section 23.2 of Part A of this Agreement.

_________________________
/5/ Per First Order at 27.

                                                                    Attachment 2


     8.3 In the event U S WEST intends to terminate the provisioning of any resold services to AT&T for any reason, AT&T shall be responsible for providing any and all necessary notice to its end users of the termination. In no case shall U S WEST be responsible for providing such notice to AT&T's end users. U S WEST will provide sufficient written notice to AT&T of U S WEST's intent to terminate a resold service so that AT&T may notify its customers or intervene in the proceedings on a timely basis consistent with Commission rules and notice requirements.

9.   Customer Authorization Process

     9.1 U S WEST and AT&T will use the existing PIC process as a model, and the same or similar procedures for changes of local providers. For a local carrier change initiated by AT&T or an agent of AT&T to a customer, one of the following four (4) procedures will constitute authorization for the change: (a) Obtain the customer's written authorization (letter of authorization or LOA); (b) Obtain the customer's electronic authorization by use of an toll-free number; (c) Have the customer's oral authorization verified by an independent third party (third party verification); or (d) Send an information package, including a prepaid, returnable postcard, within three (3) days of the customer's request for a local carrier change, and wait fourteen (14) days before submitting the local carrier change to the previous carrier.

     9.2 It is understood by U S WEST and AT&T that these procedures may be superseded or modified by FCC rules or industry standards.

     9.3 U S WEST will provide AT&T authorization for a local carrier change that is initiated by a customer call to AT&T. In this case AT&T will: (a) maintain internal records verifying the customer's stated intent to switch carriers; and (b) produce the record in caseslamming dispute consistent with FCC rules.

     9.4 Should an end user dispute or a discrepancy arise regarding the authority of AT&T to act on behalf of the end user, AT&T is responsible for providing a written response evidencing its authority to U S WEST within five
(5) Business Days of receipt of a written request from U S WEST describing the basis of the dispute or discrepancy. If there is a conflict between the end user designation or AT&T does not provide a response within five (5) Business Days, U S WEST shall honor the designation of the end user. In the event the end user designation is honored by U S WEST as described above, then AT&T shall remit a slamming charge, if any, in accordance with Section 258 of the Act and Commission Rules.

     9.5 Should an end user dispute or a discrepancy arise regarding the authority of U S WEST to act on behalf of the end user, U S WEST is responsible for providing a written response evidencing its authority to AT&T within five
(5) Business Days of receipt of a written request from AT&T describing the basis of the dispute or discrepancy. If there is a conflict between the end user designation or U S WEST does not provide a response within five (5) Business Days, AT&T shall honor the designation of the end user. In the event the end user designation is honored by AT&T as described above, then U S WEST shall remit a slamming charge, if any, in accordance with Section 258 of the Act and Commission rules.

     9.6 AT&T shall designate the Primary Interexchange Carrier (PIC) assignments on behalf of its end users for interLATA services and for intraLATA services when intraLATA presubscription is implemented.

                                                                    Attachment 2


               9.6.1 U S WEST is not required to assign central office codes in a U S WEST central office for the exclusive use of AT&T.

     9.7 When Customers switch from U S WEST to AT&T, or to AT&T from any other service provider, such Customers shall be permitted to retain their current telephone numbers if they so desire and if they do not change their service address to an address served by a different central office. U S WEST shall take no action to prevent AT&T Customers from retaining their current telephone numbers.

10.  AT&T Responsibilities

     10.1 AT&T must send to U S WEST either (a) complete and accurate end user listing information for Directory Assistance and 911 Emergency Services using processes mutually agreed to by the Parties, or (b) notification of as is migration. AT&T must provide to U S WEST accurate end user information to ensure appropriate listings in any databases in which U S WEST retains and/or maintains end user information. AT&T assumes liability for the accuracy of information provided to U S WEST. After receiving accurate information from AT&T, U S WEST assumes liability for the accuracy of transmission of such information to the database provider (e.g., SCC).

     10.2 U S WEST shall provide AT&T with the capability to assign large quantities (i.e., greater than ten (10)) telephone numbers for multiple line and PBX customers in accordance with U S WEST's tariffs and/or its own internal practices.

     10.3 AT&T will provide a three (3) year non-binding forecast within ninety )90) days after request. The forecast shall be updated and provided to U S WEST on a quarterly basis. The initial forecast will provide:

        .        The date service will be offered (by city and/or state)
        .        The type and quantity of service(s) which will be offered
        .        AT&T's anticipated order volume
        .        AT&T's key contact personnel

11.  Pricing

     The wholesale discount rate charged to AT&T for Local Resale is set forth in Attachment 1 of this Agreement.

12.  Deposit

     12.1 U S WEST may require a suitable deposit to be held by U S WEST as a guarantee for payment of U S WEST's charges for companies which cannot demonstrate sufficient financial integrity based on commercially reasonable standards, which may include a satisfactory credit rating as determined by a recognized credit rating agency reasonably acceptable to U S WEST.

     12.2 When the service is terminated or when AT&T has established satisfactory credit, if required under the terms of the preceding paragraph, the amount of the initial or additional deposit, with any interest due, will, at AT&T's option, be either credited to AT&T account or refunded.

                                                                    Attachment 2


               Satisfactory credit for AT&T is defined as (a) twelve (12) months positive payment history in another capacity with U S WEST, such as in the interexchange area; (b) financial standing as outlined in the preceding paragraph above; (c) posting a bond, or (d) twelve (12) consecutive months' service as a reseller without a termination for nonpayment and with no more than one (1) notification of intent to terminate service for nonpayment. Interest on the deposit shall be accumulated by U S WEST at a rate equal to the federal prime rate, as published in the Wall Street Journal from time to time.

                                                                    Attachment 3


                                TABLE OF CONTENTS

1.        Introduction..........................................................  1

2.        Unbundled Network Elements............................................  2

3.        Standards for Network Elements........................................  3

4.        Description of Unbundled Elements.....................................  4

5.        Shared Transport......................................................  6

6.        Common Transport......................................................  7

7.        Dedicated Transport...................................................  9

8.        Loop..................................................................  17

9.        Distribution..........................................................  24

10.       Local Switching.......................................................  26

11.       Network Interface Device..............................................  33

12.       Operator Systems......................................................  35

13.       E911..................................................................  35

14.       Directory Assistance Data.............................................  35

15.       Signaling Link Transport..............................................  35

16.       Signaling Transfer Points (STPs)......................................  36

17.       Service Control Points/Databases......................................  40

18.       Additional Requirements...............................................  48

                                                                    Attachment 3

UNBUNDLED ACCESS/ELEMENTS

1.    Introduction

      1.1 U S WEST shall provide unbundled Network Elements in accordance with this Agreement, the Act, FCC rules and regulations, and state rules, regulations and orders. The price for each Network Element is set forth in Attachment 1 of this Agreement. Except as otherwise set forth in this Attachment, AT&T may order Network Elements as of the Effective Date of this Agreement.

      1.2    Standards for Network Elements

      The following standards shall apply to each provision in Attachment 3. Failure to specifically reference this standard, or individual subsections
      1.2.1 - 1.2.3 below, shall not be construed to mean this standard does not apply./1/

      1.2.1 Pursuant to the Act, U S WEST shall provide nondiscriminatory access to the network elements specified in this Attachment 3 at any technically feasible point that is equal in quality to the access which U S WEST provides to itself, its customers or other CLECs and that is on rates, terms and conditions that are just, reasonable and nondiscriminatory.

      1.2.2 For purposes of this Attachment 3, "rates, terms and conditions that are just, reasonable and nondiscriminatory" shall mean that
             (i) such terms and conditions are equal in quality to the terms and conditions that U S WEST provides to itself, or, (ii) where it is technically infeasible to provide such terms and conditions to AT&T, such terms and conditions are offered equally to all requesting carriers

      1.2.3 U S WEST shall not offer to AT&T provisioning of or access to unbundled Network Elements that is not equal in quality to what U S WEST provides itself. For purposes of this Attachment 3, "equal in quality" shall mean, among other things, equal to the timeliness, responsiveness, accuracy and integrity of the provisioning of or access to the Network Element U S WEST provides itself.

      General Terms

             1.2.1 U S WEST agrees to make available the following unbundled Network Elements which are addressed in more detail in the following sections of this Attachment: (a) local loop, (b) local and tandem switches (including all vertical switching features provided by such switches), (c) interoffice transmission facilities, (d) network interface devices, (e) signaling and call-related database facilities, (f) operations support systems functions, and (g) operator and directory assistance facilities./2/

___________________________
/1/ Per Order 27236 at 8. Subsection 1.2.1 - 1.2.3 per Sixth Order at p. 3. /2/ Per First Order at 9.

                                                                    Attachment 3


             1.2.2 U S WEST shall offer each Network Element individually and in Combinations that are ordinarily combined - in U S WEST's network with any other Network Element or Network Elements in order to permit AT&T to combine such Network Element or Network Elements obtained from U S WEST or with network components provided by itself or by third parties to provide Telecommunications Services to its subscribers. AT&T may purchase unbundled Network Elements individually or in Combinations that are ordinarily combined, without restrictions as to how those elements may be rebundled./3/

2.    Unbundled Network Elements

      2.1 U S WEST shall offer Network Elements to AT&T on an unbundled basis on rates, terms and conditions that are just, reasonable, and non-discriminatory in accordance with the terms and conditions of this Agreement.

      2.2 U S WEST shall permit AT&T to connect AT&T's facilities or facilities provided to AT&T by third parties with each of U S WEST's unbundled Network Elements at any technically feasible point designated by AT&T.

      2.3 AT&T may use one or more Network Elements to provide any feature, function, capability, or service option such Network Element(s) is capable of providing or any feature, function, capability, or service option described in the technical references identified herein, or as may otherwise be determined by AT&T.

             2.3.1 AT&T may, at its option, designate any technically feasible method of access to unbundled Network Elements, including access methods currently or previously in use by U S WEST.

      2.4    Intentionally deleted for numbering consistency.

      2.5 For each Network Element, U S WEST shall provide a demarcation point (e.g., at a Digital Signal Cross Connect, DCS, Light Guide Cross Connect panel or a Main Distribution Frame) and, if necessary, access to the AT&T side of such demarcation point, which AT&T agrees is suitable. Where U S WEST provides combined Network Elements at AT&T's direction, however, no demarcation point shall exist between such contiguous Network Elements./4/

      2.6    [Intentionally left blank for numbering consistency]

      2.7 This Attachment describes the initial set of Network Elements which AT&T and U S WEST have identified as of the Effective Date of this
             Agreement:

             .   Loop
             .   Network Interface Device

______________________________
/3/ Per First Order at 9; Per Third Order at 9-10
/4/ Per Order 27236 at 8.

                                                                    Attachment 3


             .   Distribution   (subject to the BFR)
             .   Local Switching
             .   Operator Systems
             .   Shared Transport
             .   Common Transport
             .   Dedicated Transport
             .   Signaling Link Transport
             .   Signaling Transfer Points
             .   Service Control Points/Databases
             .   Tandem Switching
             .   911
             .   Directory Assistance

      2.8 AT&T and U S WEST agree that the Network Elements identified in this Attachment are not all of the possible Network Elements.

      2.9 AT&T may identify additional or revised Network Elements as necessary to provide Telecommunications Services to its subscribers, to improve network or service efficiencies or to accommodate changing technologies, customer demand, or other requirements.

             2.9.1 AT&T will request such Network Elements in accordance with the Bona Fide Request process described in Part A of this Agreement. Additionally, if U S WEST provides any Network Element that is not identified in this Agreement to itself, to its own subscribers, to a U S WEST Affiliate or to any other Person, U S WEST shall make available the same Network Element to AT&T on terms and conditions no less favorable to AT&T than those provided to itself or to any other party.

3.    Standards for Network Elements

      3.1 Each Network Element shall be furnished at a service level equal to or better than the requirements set forth in the technical references identified herein for each such Network Element, as well as any performance or other requirements, identified in this Attachment, subject to Sections 1.3.1 and 1.3.2 of Part A of this Agreement.

      3.2 If one or more of the requirements set forth in this Agreement are in conflict, the Parties agree to resolve such conflict in accordance with the dispute resolution provisions of Part A of this Agreement.

             3.2.1 U S WEST shall provide to AT&T, upon request, engineering, design, performance and other network data sufficient for AT&T to determine that the requirements of this Section 3 are being met. In the event such data indicates that the requirements set forth herein are not being met, U S WEST shall, within ten (10) days, cure any design, performance or other deficiency and provide new data sufficient for AT&T to determine that such deficiencies have been cured.

             3.2.2 U S WEST agrees to work cooperatively with AT&T to provide Network Elements that will meet AT&T's needs in providing Telecommunications Services to its subscribers.

                                                                    Attachment 3


      3.3 Unless otherwise requested by AT&T, each Network Element or any Combination thereof and the connections between Network Elements provided by U S WEST to AT&T shall be made available to AT&T at any technically feasible point, that is equal to or better than the manner in which U S WEST provides such Network Elements, Combinations and connections to itself, its own subscribers, to a U S WEST Affiliate or to any other Person./5/

4.    Description of Unbundled Elements

      4.1    Tandem Switching

             U S WEST will provide a tandem switching element ("Tandem Switching") on an unbundled basis. The tandem switch element includes the facilities connecting the trunk distribution frames to the switch, and all the functions of the switch itself, including those facilities that establish a temporary transmission path between two (2) other switches. The definition of the tandem switching element also includes the functions centralized in tandems rather than in separate end office switches, such as call recording, the routing of calls to Operator Services, and signaling conversion functions.

             4.1.1   Definition:
                     Tandem Switching is the function that establishes a communications path between two (2) switching offices through a third switching office (the tandem switch) including, but not limited to, those of AT&T, U S WEST, independent telephone companies (ICOs), IXCs and wireless carriers.

      4.2    Technical Requirements

             4.2.1 Tandem Switching provided by U S WEST to AT&T shall have the same capabilities or equivalent capabilities as those described in Bell Communications Research TR-TSY-000540 Issue 2R2, Tandem Supplement, June 1, 1990. The requirements for Tandem Switching include, but are not limited to, the following:

                     4.2.1.1 Tandem Switching shall provide signaling to establish a tandem connection;

                     4.2.1.2 Tandem Switching shall provide screening (digit analysis) and routing as designated by AT&T;

                     4.2.1.3 Where technically feasible, Tandem Switching shall provide recording of all billable events designated by AT&T;

                     4.2.1.4 Tandem Switching shall allow passing of Advanced Intelligent Network triggers supporting AIN features;

                     4.2.1.5 Tandem Switching shall provide connectivity to Operator Systems as designated by AT&T;

____________________________
/5/ Per Order 27236 at 8.

                                                                    Attachment 3


                     4.2.1.6 Tandem Switching shall provide access to toll free number portability database where AT&T sends such traffic to a tandem;

                     4.2.1.7 Tandem Switching shall allow the passing of all functions associated with traffic for all trunk interconnection discussed under the "Network Interconnection" section of this Agreement (e.g., SS7, MF, DTMF, Dial Pulse, PRI-ISDN, DID, and CAMA-ANI (if appropriate for 911));

                     4.2.1.8 Tandem Switching shall provide connectivity to PSAPs where 911 solutions are deployed and the tandem is used for 911; and

                     4.2.1.9 Tandem Switching shall provide connectivity to Transit Traffic to and from other carriers.

            4.2.2 Tandem Switching shall accept connections (including the necessary signaling and trunking interconnections) between end offices, other tandems, IXCs, ICOs, CAPs and CLEC switches.

            4.2.3 Tandem Switching shall provide local tandeming functionality between two (2) end offices, including two
                     (2) offices belonging to different CLECs (e.g., between an AT&T end office and the end office of another CLEC).

            4.2.4 Tandem Switching shall preserve CLASS/LASS features and Caller ID as traffic is processed. Additional signaling information and requirements are provided in Section 15 of this Attachment.

            4.2.5 Tandem Switching shall record billable events and send them to the area billing centers designated by AT&T. Billing requirements are specified in Attachment 5 of this Agreement.

            4.2.6 U S WEST shall perform routine testing and fault isolation on the underlying switch providing Tandem Switching and all its Interconnections. When requested by AT&T, the results and reports of the testing shall be made immediately available to AT&T.

            4.2.7 When requested by AT&T, U S WEST shall provide to AT&T for review performance data regarding traffic characteristics or other measurable elements with respect to AT&T traffic.

            4.2.8 Tandem Switching shall control congestion using capabilities such as Automatic Congestion Control and Network Routing Overflow. Congestion control provided or imposed on AT&T traffic shall be at parity with controls being provided or imposed on U S WEST traffic (e.g., U S WEST shall not block AT&T traffic and leave its own traffic unaffected or less affected).

            4.2.9 Tandem Switching shall route calls to U S WEST or AT&T endpoints or platforms (e.g., Operator Services and PSAPs) on a per call basis as designated by AT&T. Detailed primary and overflow routing plans for all interfaces available within the U S WEST switching network shall be mutually agreed to by AT&T and U S WEST.

                     Such plans shall meet AT&T requirements for routing calls through the local network.

            4.2.10 Tandem Switching shall process originating toll free traffic received from an AT&T local switch.

            4.2.11 In support of AIN triggers and features, Tandem Switching shall provide SSP capabilities when these capabilities are not available from the Local Switching Network Element.

            4.2.12 The Local Switching and Tandem Switching functions may be combined in an office. If this is done, both Local Switching and Tandem Switching shall provide all of the functionality required of each of those Network Elements in this Agreement.

      4.3   Interface Requirements

            4.3.1 Tandem Switching shall provide interconnection to the E911 PSAP where the underlying Tandem is acting as the E911 Tandem.

            4.3.2 Tandem Switching shall interconnect, with direct trunks, to all carriers with which U S WEST interconnects.

            4.3.3 U S WEST shall provide all signaling necessary to provide Tandem Switching with no loss of feature functionality.

            4.3.4 For applicable call types, Tandem Switching shall interconnect with AT&T's switch, using two-way trunks, for traffic that is transiting via the U S WEST network to interLATA or intraLATA carriers. At AT&T's request, Tandem Switching shall record and keep records of traffic for billing.

            4.3.5 At AT&T's request, Tandem Switching shall provide overflow routing of traffic from a given trunk group or groups onto another trunk group or groups according to the methodology employed by U S WEST as designated by AT&T.

      4.4 Tandem Switching shall meet or exceed each of the requirements for Tandem Switching set forth in the following technical references:

            4.4.1 Bell Communications Research TR-TSY-000540 Issue 2R2, Tandem Supplement, June 1, 1990;

            4.4.2    GR-905-CORE covering CCSNIS;

            4.4.3    GR-1429-CORE for call management features; and

            4.4.4    GR-2863-CORE and GR-2902-CORE for CCS AIN interconnection.

5.    Shared Transport/6/

___________________________
/6/ Per Third Order at 10-12; Per order 27236 at 8-10.

                                                                    Attachment 3


     5.1 U S WEST will provide unbundled access to U S WEST transmission facilities between end offices, end offices and the tandem switch, and the tandem switch and end offices for completing local calls. Such transmission facilities would be shared with U S WEST and, as applicable, with other CLECs. Transport routing shall be on an identical basis as routing is performed by U S WEST, providing the same efficiencies that U S WEST employs for itself. Costs will be allocated appropriately based upon the transmission path taken by each call. Shared transport shall meet the technical specifications as itemized below for Common Transport.

     5.2 Interim and permanent pricing of shared transport shall be as determined pursuant to Section 8.2 of Attachment 1 to this Agreement.

6.   Common Transport

     6.1   Definition

           Common Transport is an interoffice transmission path between U S WEST Network Elements shared by carriers. Where U S WEST Network Elements are connected by intra-office wiring, such wiring is provided as a part of the Network Elements and is not Common Transport. U S WEST shall offer Common Transport as of the Effective Date of this Agreement, at DS-0, DS-1, DS-3, STS-1 or higher transmission bit rate circuits. Common Transport consists of U S WEST inter-office transport facilities and is distinct and separate from local switching.

     6.2   Technical Requirements

           6.2.1 U S WEST shall be responsible for the engineering, provisioning, and maintenance of the underlying equipment and facilities used to provide Common Transport.

           6.2.2 In accordance with Sections 1.3.1 and 1.3.2 of Part A of this Agreement, at a minimum, Common Transport shall meet all of the requirements set forth in the following technical references, as applicable for the transport technology being used:

                   6.2.2.1 ANSI T1.101-1994, American National Standard for Telecommunications-Synchronization Interface
                            Standard Performance and Availability;

                   6.2.2.2 ANSI T1.102-1993, American National Standard for Telecommunications - Digital Hierarchy - Electrical Interfaces;

                   6.2.2.3 ANSI T1.102.01-199x, American National Standard for Telecommunications - Digital Hierarchy - VT1.5;

                   6.2.2.4 ANSI T1.105-1995, American National Standard for Telecommunications -Synchronous Optical Network (SONET) - Basic Description including Multiplex Structure, Rates and Formats;

                                                                    Attachment 3


                   6.2.2.5 ANSI T1.105.01-1995, American National Standard for Telecommunications - Synchronous Optical Network (SONET) Automatic Protection Switching;

                   6.2.2.6 ANSI T1.105.02-1995, American National Standard for Telecommunications - Synchronous Optical Network (SONET) - Payload Mappings;

                   6.2.2.7 ANSI T1.105.03-1994, American National Standard for Telecommunications -Synchronous Optical Network (SONET) -Jitter at Network Interfaces;

                   6.2.2.8 ANSI T1.105.03a-1995, American National Standard for Telecommunications -Synchronous Optical Network (SONET) - Jitter at Network Interfaces - DS-1 Supplement;

                   6.2.2.9 ANSI T1.105.05-1994, American National Standard for Telecommunications -Synchronous Optical Network (SONET) -Tandem Connection;

                   6.2.2.10 ANSI T1.105.06-199x, American National Standard for Telecommunications -Synchronous Optical Network (SONET) -Physical Layer Specifications;

                   6.2.2.11 ANSI T1.105.07-199x, American National Standard for Telecommunications -Synchronous Optical Network (SONET) - Sub STS-1 Interface Rates and Formats;

                   6.2.2.12 ANSI T1.105.09-199x, American National Standard for Telecommunications - Synchronous Optical Network (SONET) -Network Element Timing and Synchronization;

                   6.2.2.13 ANSI T1.106-1988, American National Standard for Telecommunications - Digital Hierarchy - Optical Interface Specifications (Single Mode);

                   6.2.2.14 ANSI T1.107-1988, American National Standard for Telecommunications - Digital Hierarchy - Formats Specifications;

                   6.2.2.15 ANSI T1.107a-1990, American National Standard for Telecommunications - Digital Hierarchy - Supplement to Formats Specifications (DS3 Format Applications);

                   6.2.2.16 ANSI T1.107b-1991, American National Standard for Telecommunications - Digital Hierarchy - Supplement to Formats Specifications;

                   6.2.2.17 ANSI T1.117-1991, American National Standard for Telecommunications - Digital Hierarchy - Optical Interface Specifications (SONET) (Single Mode - Short Reach);

                                                                    Attachment 3


                   6.2.2.18 ANSI T1.403-1989, Carrier to Subscriber Installation, DS-1 Metallic Interface Specification;

                   6.2.2.19 ANSI T1.404-1994, Network-to-Subscriber Installation - DS-3 Metallic Interface Specification;

                   6.2.2.20  ITU   Recommendation G.707, Network node interface
                             for the synchronous digital hierarchy (SDH);

                   6.2.2.21  ITU   Recommendation G.704, Synchronous frame
                             structures used at 1544, 6312, 2048, 8488 and 44736
                             kbit/s hierarchical levels;

                   6.2.2.22 Bellcore FR-440 and TR-NWT-000499, Transport Systems Generic Requirements (TSGR): Common Requirements;

                   6.2.2.23  Bellcore  GR-820-CORE, Generic Transmission
                             Surveillance: DS-1 & DS-3 Performance;

                   6.2.2.24 Bellcore GR-253-CORE, Synchronous Optical Network Systems (SONET); Common Generic Criteria;

                   6.2.2.25 Bellcore TR-NWT 000507, Transmission, Section 7, Issue 5 (Bellcore, December 1993) (A module of LSSGR, FR-NWT-000064.);

                   6.2.2.26 Bellcore TR-NWT-000776, Network Interface Description for ISDN Subscriber Access;

                   6.2.2.27 Bellcore TR-INS-000342, High-Capacity Digital Special Access Service-Transmission Parameter Limits and Interface Combinations, Issue 1, February 1991;

                   6.2.2.28 Bellcore ST-TEC-000052, Telecommunications Transmission Engineering Textbook, Volume 2:
                             Facilities, Third Edition, Issue 1, May 1989;and

                   6.2.2.29 Bellcore ST-TEC-000051, Telecommunications Transmission Engineering Textbook Volume 1:
                             Principles, Third Edition, Issue 1, August 1989.

7.   Dedicated Transport

     7.1   Definition:

           7.1.1 Dedicated Transport is an interoffice transmission path between AT&T designated locations to which AT&T is granted exclusive use. Such locations may include U S WEST central offices or other locations, AT&T network components, other carrier network components, or subscriber premises.

           7.1.2 U S WEST shall offer Dedicated Transport in each of the following manners:

                                                                    Attachment 3


                   7.1.2.1   as capacity on a shared facility;

                   7.1.2.2. as a circuit (e.g., DS-1, DS-3, STS-1) dedicated to AT&T; and

                   7.1.2.3 as a system (i.e., the equipment and facilities used to provide Dedicated Transport such as SONET ring) dedicated to AT&T.

           7.1.3 When Dedicated Transport is provided as a circuit or as capacity on a shared facility, it shall include, as appropriate:

                   7.1.3.1   multiplexing functionality;

                   7.1.3.2   grooming functionality; and,

                   7.1.3.3 redundant equipment and facilities necessary to support protection and restoration.

          7.1.4 When Dedicated Transport is provided as a system, it shall include:

                   7.1.4.1 transmission equipment such as multiplexers, line terminating equipment, amplifiers, and regenerators;

                   7.1.4.2 inter-office transmission facilities such as optical fiber, copper twisted pair, and coaxial cable;

                   7.1.4.3 redundant equipment and facilities necessary to support protection and restoration; and

                   7.1.4.4 access to the Digital Cross-Connect System ("DCS") functionality as an option in the same manner provided to IXCs that purchase transport services. DCS is described below in Section 7.5 of this Attachment.

     7.2   Technical Requirements

           This Section sets forth technical requirements for all Dedicated Transport.

           7.2.1 When U S WEST provides Dedicated Transport as a circuit or a system, the entire designated transmission circuit or system (e.g., DS-1, DS-3, STS-1) shall be dedicated to AT&T designated traffic.

           7.2.2 U S WEST shall offer Dedicated Transport using currently available technologies including, but not limited to, DS-1 and DS-3 transport systems, SONET Bi-directional Line Switched Rings, SONET Unidirectional Path Switched Rings, and SONET point-to-point transport systems (including linear add-drop systems), at all available transmission bit rates.

           7.2.3 When requested by AT&T, Dedicated Transport shall provide physical diversity. Physical diversity means that two (2) circuits are provisioned in such a way that no single failure of facilities or equipment will cause a failure on both circuits.

                                                                    Attachment 3


           7.2.4 When physical diversity is requested by AT&T, U S WEST shall provide the maximum feasible physical separation between transmission paths for all facilities and equipment unless otherwise agreed to by AT&T.

           7.2.5 Upon AT&T's written request and where available in the U S WEST network, U S WEST shall provide real time and continuous remote access to performance monitoring and alarm data affecting, or potentially affecting, AT&T's traffic.

           7.2.6 U S WEST shall offer the following interface transmission rates for Dedicated Transport:

                    7.2.6.1 DS-1 (Extended SuperFrame - ESF/B8ZS, D4, and unframed applications shall be provided, except for those local/EAS tandems as designated by U S WEST);

                    7.2.6.2 DS-3 (C-bit Parity, M13, and unframed applications shall be provided);

                    7.2.6.3 SONET standard interface rates in accordance with ANSI T1.105 and ANSI T1.105.07 and physical interfaces per ANSI T1.106.06, including referenced interfaces. In particular, VT1.5 based STS-1s will be the interface at an AT&T service node; and

                    7.2.6.4 where available, SONET standard interface rates in accordance with International Telecommunications Union ("ITU") Recommendation G.707 and Plesiochronous Digital Hierarchy (PDH) rates per ITU Recommendation G.704.

           7.2.7 U S WEST shall provide intraoffice wiring up to a suitable Point of Termination ("POT") between Dedicated Transport and AT&T designated equipment. U S WEST shall provide the following equipment for the physical POT:

                    7.2.7.1  DSX1 or DCS for DS-1s or VT1.5s;

                    7.2.7.2  DSX3 or DCS for DS-3s or STS-1s; and

                    7.2.7.3 Light guide cross-connect for optical signals (e.g., OC-3 and OC-12).

           7.2.8 For Dedicated Transport provided as a system, U S WEST shall design the system including, but not limited to, facility routing and termination points, according to AT&T specifications.

           7.2.9 Upon AT&T's request and where available, U S WEST shall provide AT&T with electronic provisioning control, of AT&T specified Dedicated Transport via Command-A-Link or equivalent interface in the same manner as is provided to IXCs.

           7.2.10 U S WEST shall offer Dedicated Transport together with and separately from DCS.

                                                                    Attachment 3


      7.3  Technical Requirements for Dedicated Transport Using SONET
           Technology.

           This Section sets forth additional technical requirements for Dedicated Transport using SONET technology including rings, point-to-point systems, and linear add-drop systems.

           7.3.1  All SONET Dedicated Transport provided as a system shall:

                  7.3.1.1 be synchronized with a primary Stratum 1 level timing source;

                  7.3.1.2 provide SONET standard interfaces as available in the U S WEST network and consistent with generally accepted industry standards which properly interwork with SONET standard equipment from other vendors, including, but not limited to, SONET standard section, line and path performance monitoring, maintenance signals, alarms, and data channels;

                  7.3.1.3 provide Data Communications Channel ("DCC") or equivalent connectivity through the SONET transport system. Dedicated Transport provided over a SONET transport system shall be capable of routing DCC messages between AT&T and SONET network components connected to the Dedicated Transport. For example, if AT&T leases a SONET ring from U S WEST, that ring shall support DCC message routing between AT&T and SONET network components connected to the ring; and

                  7.3.1.4 support the following performance requirements for each circuit (STS-1, DS-1, DS-3, etc.):

                           7.3.1.4.1 no more than ten (10) Errored Seconds Per Day (Errored Seconds are defined in the technical reference at Section 7.4.5); and

                           7.3.1.4.2 no more than one (1) Severely Errored Second Per Day (Severely Errored Seconds are defined in the technical reference at Section 7.4.5).

           7.3.2  SONET rings shall:
                  7.3.2.1 be provisioned on physically diverse fiber optic cables (including separate building entrances where available). "Diversely routed" shall be interpreted as the maximum feasible physical separation between transmission paths, unless otherwise agreed to by AT&T;

                  7.3.2.2 support dual ring interworking per SONET Standards where available in the U S WEST network;

                  7.3.2.3 provide the necessary redundancy in optics, electronics, and transmission paths such that no single failure will cause a service interruption;

                  7.3.2.4 where available, provide the ability to disable ring protection switching at AT&T's direction (selective protection lock-out). This requirement applies to line switched rings only;

                                                                    Attachment 3


                  7.3.2.5 where available, provide the ability to use the protection channels to carry extra traffic. This requirement applies to line switched rings only;

                  7.3.2.6 provide 50 millisecond restoration as defined in SONET standards;

                  7.3.2.7 where available, have settable ring protection switching thresholds that shall be set in accordance with AT&T's specifications;

                  7.3.2.8 where available, provide revertive protection switching with a settable wait to restore delay with a default setting of five (5) minutes. This requirement applies to line switched rings only;

                  7.3.2.9 provide non-revertive protection switching. This requirement applies to path switched rings only; and

                  7.3.2.10 adhere to the following availability requirements, where availability is defined in the technical reference set forth in Section 7.4.5:

                             7.3.2.10.1  no more than 0.25 minutes of
                                         unavailability per month; and

                             7.3.2.10.2  no more than 0.5 minutes of
                                         unavailability per year.

      7.4 In accordance with Sections 1.3.1 and 1.3.2 of Part A of this Agreement, at a minimum, Dedicated Transport shall meet each of the requirements set forth in Section 7.2.3 of this Attachment and in the following technical references:

           7.4.1 ANSI T1.105.04-1995, American National Standard for Telecommunications - Synchronous Optical Network (SONET) - Data Communication Channel Protocols and Architectures;

           7.4.2 ANSI T1.119-1994, American National Standard for Telecommunications - Synchronous Optical Network (SONET) - Operations, Administration, Maintenance, and Provisioning (OAM&P) Communications;

           7.4.3 ANSI T1.119.01-1995, American National Standard for Telecommunications - Synchronous Optical Network (SONET) Operations, Administration, Maintenance, and Provisioning (OAM&P) Communications Protection Switching Fragment;

           7.4.4 ANSI T1.119.02-199x, American National Standard for Telecommunications - Synchronous Optical Network (SONET) Operations, Administration, Maintenance, and Provisioning (OAM&P) Communications Performance Monitoring Fragment; and

           7.4.5 ANSI T1.231-1993 -American National Standard for Telecommunications - Digital Hierarchy - Layer 1 In-Service Digital Transmission Performance Monitoring.

      7.5  Digital Cross-Connect System

           7.5.1    Definition

                                                                    Attachment 3


           7.5.1.1 Digital Cross-Connect System ("DCS") is a function which provides automated cross connection of Digital Signal level 0 (DS-0) or higher transmission bit rate digital channels within physical interface facilities. Types of DCSs include, but are not limited to, DCS 1/0s, DCS 3/1s, and DCS 3/3s, where the nomenclature 1/0 denotes interfaces typically at the DS-1 rate or greater with cross-connection typically at the DS-0 rate. This same nomenclature, at the appropriate rate substitution, extends to the other types of DCSs specifically cited as 3/1 and 3/3. Types of DCSs that cross-connect Synchronous Transport Signal level 1 (STS-1) or other Synchronous Optical Network (SONET) signals (e.g., STS-3) are also DCSs, although not denoted by this same type of nomenclature. DCS may provide the functionality of more than one of the aforementioned DCS types (e.g., DCS 3/3/1 which combines functionality of DCS 3/3 and DCS 3/1). For such DCSs, the requirements will be, at least, the aggregation of requirements on the "component" DCSs.

           7.5.1.2 In locations where automated cross connection capability does not exist, a Digital Signal Cross-Connect ("DSX") or light guide cross-connect patch panels and D4 channel banks or other DS-0 and above multiplexing equipment used to provide the function of a manual cross connection will be made available.

           7.5.1.3 Interconnection between a DSX or light guide cross-connect, to a switch, another cross-connect, or other service platform device, is included as part of DCS.

7.6   DCS Technical Requirements

      7.6.1 DCS shall provide completed end-to-end cross connection of the channels designated by AT&T.

      7.6.2 DCS shall perform facility grooming, multipoint bridging, one-way broadcast, two-way broadcast, and facility test functions, where technically feasible.

      7.6.3 DCS shall provide multiplexing, format conversion, signaling conversion, or other functions, where technically feasible.

      7.6.4 The end-to-end cross connection shall be input to the underlying device used to provide DCS from an operator at a terminal or via an intermediate system. The cross connection assignment shall remain in effect whether or not the circuit is in use.

      7.6.5   U S WEST shall administer and maintain DCS.

      7.6.6 Where available, U S WEST shall provide various types of DCSs, including:

              7.6.6.1    DS-0 cross-connects (typically termed DCS 1/0);

              7.6.6.2 DS1/VT1.5 (Virtual Tributaries at the 1.5Mbps rate) cross-connects (typically termed DCS 3/1);

              7.6.6.3    DS-3 cross-connects (typically termed DCS 3/3);

                                                                    Attachment 3


                   7.6.6.4   STS-1 cross-connects; and

                   7.6.6.5 other technically feasible cross-connects designated by AT&T.

          7.6.7 U S WEST shall provide immediate and continuous configuration and reconfiguration of the channels between the physical interfaces (i.e., U S WEST shall establish the processes to implement cross connects on demand), where available, based on engineering forecasts.

          7.6.8 U S WEST shall provide scheduled configuration and reconfiguration of the channels between the physical interfaces (i.e., U S WEST shall establish the processes to implement cross connects on the schedule designated by AT&T) or, at AT&T's option, permit AT&T to control such configurations and reconfigurations, where available, based on engineering forecasts.

          7.6.9 DCS shall continuously monitor protected circuit packs and redundant common equipment.

          7.6.10 DCS shall automatically switch to a protection circuit pack on detection of a failure or degradation of normal operation.

          7.6.11 DCS equipment shall be equipped with a redundant power supply or a battery back-up.

          7.6.12 U S WEST shall have available and utilize spare maintenance facilities and equipment necessary for provisioning repairs.

          7.6.13 At AT&T's option, U S WEST shall provide, where available, AT&T with real time performance monitoring and alarm data on the signals and the components of the underlying equipment used to provide DCS that actually impact or might impact AT&T's services. For example, this may include hardware alarm data and facility alarm data on a DS-3 in which an AT&T DS-1 is traversing.

          7.6.14 At AT&T's option, U S WEST shall provide AT&T with real time ability to initiate tests on integrated equipment used to test the signals and the underlying equipment used to provide DCS, as well as other integrated functionality for routine testing and fault isolation where available.

          7.6.15 Where available, DCS shall provide SONET to asynchronous gateway functionality (e.g., STS-1 to DS-1 or STS-1 to DS-3).

          7.6.16 Where available, DCS shall perform optical to electrical conversion where the underlying equipment used to provide DCS contains optical interfaces or terminations (e.g., Optical Carrier level 3, i.e., OC-3, interfaces on a DCS 3/1).

          7.6.17 Where available, DCS shall have SONET ring terminal functionality where the underlying equipment used to provide DCS acts as a terminal on a SONET ring.

                                                                    Attachment 3


          7.6.18 DCS shall provide multipoint bridging of multiple channels to other DCSs. AT&T may designate multipoint bridging to be one-way broadcast from a single master to multiple tributaries, or two-way broadcast between a single master and multiple tributaries.

          7.6.19 DCS shall multiplex lower speed channels onto a higher speed interface and demultiplex higher speed channels onto lower speed interfaces as designated by AT&T.

     7.7  DCS Interface Requirements

          7.7.1 U S WEST shall provide physical interfaces on DS-0, DS-1, and VT1.5 channel cross-connect devices at the DS-1 rate or higher. In all such cases, these interfaces shall be in compliance with applicable Bellcore, ANSI, ITU, and AT&T standards.

          7.7.2 U S WEST shall provide physical interfaces on DS-3 channel cross-connect devices at the DS-3 rate or higher. In all such cases, these interfaces shall be in compliance with applicable Bellcore, ANSI, ITU, and AT&T standards.

          7.7.3 U S WEST shall provide physical interfaces on STS-1 cross-connect devices at the OC-3 rate or higher. In all such cases, these interfaces shall be in compliance with applicable Bellcore, ANSI, ITU, and AT&T standards.

          7.7.4 Interfaces on all other cross-connect devices shall be in compliance with applicable Bellcore, ANSI, ITU, and AT&T standards.

     7.8 In accordance with Sections 1.3.1 and 1.3.2 of Part A of this Agreement, DCS shall, at a minimum, meet all the requirements set forth in the following technical references:

          7.8.1 ANSI T1.102-1993, American National Standard for Telecommunications - Digital Hierarchy - Electrical Interfaces;

          7.8.2 ANSI T1.102.01-199x, American National Standard for Telecommunications - Digital Hierarchy - VT1.5;

          7.8.3 ANSI T1.105-1995, American National Standard for Telecommunications - Synchronous Optical Network (SONET) - Basic Description including Multiplex Structure, Rates and Formats;

          7.8.4 ANSI T1.105.03-1994, American National Standard for Telecommunications - Synchronous Optical Network (SONET) - Jitter at Network Interfaces;

          7.8.5 ANSI T1.105.03a-1995, American National Standard for Telecommunications - Synchronous Optical Network (SONET):
                   Jitter at Network Interfaces - DS-1 Supplement;

          7.8.6 ANSI T1.105.06-199x, American National Standard for Telecommunications - Synchronous Optical Network (SONET) - Physical Layer Specifications;

                                                                    Attachment 3

           7.8.7 ANSI T1.106-1988, American National Standard for Telecommunications - Digital Hierarchy - Optical Interface Specifications (Single Mode);

           7.8.8 ANSI T1.107-1988, American National Standard for Telecommunications - Digital Hierarchy - Formats Specifications;

           7.8.9 ANSI T1.107a-1990, American National Standard for Telecommunications - Digital Hierarchy - Supplement to Formats Specifications (DS-3 Format Applications);

           7.8.10 ANSI T1.107b-1991, American National Standard for Telecommunications - Digital Hierarchy - Supplement to Formats Specifications;

           7.8.11 ANSI T1.117-1991, American National Standard for Telecommunications - Digital Hierarchy - Optical Interface Specifications (SONET) (Single Mode - Short Reach);

           7.8.12 ANSI T1.403-1989, Carrier to Subscriber Installation, DS-1 Metallic Interface Specification;

           7.8.13 ANSI T1.404-1994, Network-to-Subscriber Installation- DS-3 Metallic Interface Specification;

           7.8.14 ITU Recommendation G.707, Network node interface for the synchronous digital hierarchy (SDH);

           7.8.15 ITU Recommendation G.704, Synchronous frame structures used at 1544, 6312, 2048, 8488 and 44736 kbit/s hierarchical levels;

           7.8.16 FR-440 and TR-NWT-000499, Transport Systems Generic Requirements (TSGR): Common Requirements;

           7.8.17 GR-820-CORE, Generic Transmission Surveillance: DS1 & DS3 Performance;

           7.8.18   GR-253-CORE, Synchronous Optical Network Systems (SONET):
                    Common Generic Criteria; and

           7.8.19 TR-NWT-000776, Network Interface Description for ISDN Subscriber Access.

8.   Loop

     8.1   Definition

           8.1.1 A Loop is a transmission facility between a distribution frame, or its equivalent, in a U S WEST central office or wire center, and the Network Interface Device (as defined herein) or network interface at a subscriber's premises, to which AT&T are granted exclusive use. This includes, but is not limited to, two-wire and four-wire analog voice-grade loops, and two-wire and four-wire loops that are conditioned to transmit the digital signals needed to provide ISDN, ADSL, HDSL, and DS-1 level signals. A Loop may be composed of the following components:

                    7.1.1  Loop Concentrator/Multiplexer

                                                                    Attachment 3

                    .  Loop Feeder
                    .  Network Interface Device (NID)
                    .  Distribution

                    8.1.1.1 AT&T may purchase Loop and NID on an unbundled basis. AT&T shall use the Bona Fide Request process set forth in Part A of this Agreement to request unbundling of Loop Concentrator/Multiplexer, Loop Feeder and Distribution./7/

           8.1.2 If U S WEST uses Integrated Digital Loop Carrier ("DLCs") systems to provide the local Loop, U S WEST will make alternate arrangements, equal in quality, to permit AT&T to order a contiguous unbundled local Loop. These arrangements may, at U S WEST's option, include the following: providing AT&T with copper facilities or universal DLC that meet established technical parameters, deploying Virtual Remote Terminals, allowing AT&T to purchase the entire Integrated DLC, or converting integrated DLCs to non-integrated systems.

           8.1.3 U S WEST shall provide the BRI U interface using 2-wire copper loops in accordance with TR-NWT-000393, January 1991, Generic Requirements for ISDN Basic Access Digital Subscriber Lines.

     8.2   Technical Requirements
           Subdivided to each component as detailed below.

     8.3   Interface Requirements
           Subdivided to each component as detailed below.

     8.4   Loop Components

           8.4.1    Loop Concentrator/Multiplexer

               8.4.1.1  Definition:

                        8.4.1.1.1 The Loop Concentrator/Multiplexer is the Network Element that:

                        (a) aggregates lower bit rate or bandwidth signals to higher bit rate or bandwidth signals (multiplexing); (b) disaggregates higher bit rate or bandwidth signals to lower bit rate or bandwidth signals (demultiplexing);
                        (c) aggregates a specified number of signals or channels to fewer channels (concentrating); (d) performs signal conversion, including encoding of signals (e.g., analog to digital and digital to analog signal conversion); and
                        (e) in some instances performs electrical to optical (E/O) conversion.

                        8.4.1.1.2    The Loop Concentrator/Multiplexer
                        function may be provided through a DLC system, channel bank, multiplexer or other equipment at which traffic is encoded and decoded, multiplexed and demultiplexed, or concentrated.

_________________________________
/7/ Per First Order at 8.

                                                                    Attachment 3

               8.4.1.2  Technical Requirements

                        8.4.1.2.1 The Loop Concentrator/Multiplexer shall be capable of performing its functions on the signals for the following services, as needed by AT&T to provide end-to-end service capability to its subscriber, including, but not limited to:

                                     8.4.1.2.1.1   two-wire & four-wire analog
                                                   voice grade loops;

                                     8.4.1.2.1.2   two-wire & four-wire loops
                                                   conditioned to transmit the
                                                   digital signals needed to
                                                   provide digital services;

                                     8.4.1.2.1.3   4-wire digital data (2.4Kbps
                                                   through 64Kbps and "n" times
                                                   64Kbps (where n * 24);

                                     8.4.1.2.1.4   DS-3 rate private lines where
                                                   available; and

                                     8.4.1.2.1.5   Optical SONET rate private
                                                   lines where available.

                        8.4.1.2.2 The Loop Concentrator/Multiplexer shall perform the following functions as appropriate:

                                     8.4.1.2.2.1   analog to digital signal
                                                   conversion of both incoming
                                                   and outgoing (upstream and
                                                   downstream) analog signals;

                                     8.4.1.2.2.2   multiplexing of the
                                                   individual digital signals up
                                                   to higher transmission bit
                                                   rate signals (e.g., DS-0, DS-
                                                   1, DS-3, or optical SONET
                                                   rates) for transport to the U
                                                   S WEST central office through
                                                   the Loop Feeder; and

                                     8.4.1.2.2.3   concentration of end-user
                                                   subscriber signals onto fewer
                                                   channels of a Loop Feeder
                                                   (when available the
                                                   concentration ratio shall be
                                                   as specified from time to
                                                   time by AT&T).

                                     8.4.1.2.2.4   Concentration ratios shall
                                                   not impair analog or digital
                                                   performance.

                        8.4.1.2.3. AT&T may request U S WEST to provide power for the Loop Concentrator/Multiplexer through a non-interruptible source, if the function is performed in a central office, or from a commercial AC power source with battery backup, if the equipment is located outside a central office. Such power shall also adhere to the requirements stated herein.

* less than

                                                                    Attachment 3

                        8.4.1.2.4 In accordance with Sections 1.3.1 and 1.3.2 of Part A of this Agreement, the Loop Concentrator/Multiplexer shall be provided to AT&T in accordance with the following Technical References:

                                     8.4.1.2.4.1   Bellcore TR-NWT-000057,
                                                   Functional Criteria for
                                                   Digital Loop Carrier Systems,
                                                   Issue 2, January 1993;

                                     8.4.1.2.4.2   Bellcore TR-NWT-000393,
                                                   Generic Requirements for ISDN
                                                   Basic Access Digital
                                                   Subscriber Lines;

                                     8.4.1.2.4.3   T1.106 - 1988, American
                                                   National Standard for
                                                   Telecommunications - Digital
                                                   Hierarchy- Optical Interface
                                                   Specifications (Single Mode);

                                     8.4.1.2.4.4   ANSI T1.105-1995, American
                                                   National Standard for
                                                   Telecommunications -
                                                   Synchronous Optical Network
                                                   (SONET) - Basic Description
                                                   including Multiplex
                                                   Structure, Rates and Formats;

                                     8.4.1.2.4.5   ANSI T1.102-1993, American
                                                   National Standard for
                                                   Telecommunications - Digital
                                                   Hierarchy - Electrical
                                                   Interfaces;

                                     8.4.1.2.4.6   ANSI T1.403-1989, American
                                                   National Standard for
                                                   Telecommunications - Carrier
                                                   to Subscriber Installation,
                                                   DS-1 Metallic Interface
                                                   Specification;

                                     8.4.1.2.4.7   Bellcore GR-253-CORE,
                                                   Synchronous Optical Network
                                                   Systems (SONET), Common
                                                   Generic Criteria;

                                     8.4.1.2.4.8   Bellcore TR-TSY-000008,
                                                   Digital Interface Between the
                                                   SLC 96 Digital Loop Carrier
                                                   System and a Local Digital
                                                   Switch, Issue 2, August 1987;

                                     8.4.1.2.4.9   Bellcore TR-NWT-000303,
                                                   Integrated Digital Loop
                                                   Carrier System Generic
                                                   Requirements, Objectives and
                                                   Interface, Issue 2, December
                                                   1992; Rev. 1, December 1993;
                                                   Supplement 1, December 1993;

                                     8.4.1.2.4.10  Bellcore TR-TSY-000673,
                                                   Operations Systems Interface
                                                   for an IDLC System, (LSSGR)
                                                   FSD 20-02-2100, Issue 1,
                                                   September 1989; and

                                                                    Attachment 3

                                     8.4.1.2.4.11  Bellcore Integrated Digital
                                                   Loop Carrier System Generic
                                                   Requirements, Objectives and
                                                   Interface, GR-303-CORE, Issue
                                                   1, September 1995.

               8.4.1.3  Requirements for an Intelligent Loop
                        Concentrator/Multiplexer:

                   8.4.1.3.1 In addition to the basic functions described above for the Loop Concentrator/Multiplexer, the Intelligent Loop Concentrator/Multiplexer
                               ("IC/M") shall provide facility grooming, facility test functions, format conversion and signaling conversion, as appropriate.

                   8.4.1.3.2 The underlying equipment that provides such IC/M function shall continuously monitor protected circuit packs and redundant common equipment.

                   8.4.1.3.3 The underlying equipment that provides such IC/M function shall automatically switch to a protection circuit pack on detection of a failure or degradation of normal operation.

                   8.4.1.3.4 The underlying equipment that provides such IC/M function shall be equipped with a redundant power supply or a battery back-up.

                   8.4.1.3.5 AT&T may request U S WEST to provide AT&T with real time performance monitoring and alarm data on IC/M elements that may affect AT&T's traffic. This includes IC/M hardware alarm data and facility alarm data on the underlying device that provides such IC/M function.

                   8.4.1.3.6 AT&T may request U S WEST to provide AT&T with real time ability to initiate tests on the underlying device that provides such IC/M function integrated test equipment as well as other integrated functionality for routine testing and fault isolation.

               8.4.1.4  Interface Requirements

                   8.4.1.4.1 The Loop Concentrator/Multiplexer shall meet the following interface requirements, as appropriate for the configuration that AT&T designates:

                   8.4.1.4.2 The Loop Concentrator/Multiplexer shall provide an analog voice frequency copper twisted pair interface at the serving wire center.

                   8.4.1.4.3 The Loop Concentrator/Multiplexer shall provide digital 4-wire electrical interfaces at the serving wire center.

                   8.4.1.4.4 The Loop Concentrator/Multiplexer shall provide optical SONET interfaces at rates of O1.C-3, OC-12, OC-48, and OC-N.

                                                                    Attachment 3

                   8.4.1.4.5 The Loop Concentrator/Multiplexer shall provide the Bellcore TR-303 DS-1 level interface at the serving wire center. Loop Concentrator/ Multiplexer shall provide Bellcore TR-08 modes 1&2 DS1 interfaces when designated by AT&T.

                   8.4.1.4.6 The Intelligent Loop Concentrator/Multiplexer shall be provided to AT&T in accordance with the Technical References set forth in Sections
                               8.4.1.2.4.8 through 8.4.1.2.4.11, above.

           8.4.2    Loop Feeder

               8.4.2.1  Definition:

                   8.4.2.1.1 The Loop Feeder is the Network Element that provides connectivity between (a) a Feeder Distribution Interface (FDI) associated with Loop Distribution and a termination point appropriate for the media in a central office, or (b) a Loop Concentrator/Multiplexer provided in a remote terminal and a termination point appropriate for the media in a central office.

                   8.4.2.1.2 Pursuant to a Bona Fide Request for unbundled feeder or distribution, U S WEST shall provide AT&T physical access to the FDI and the right to connect the Loop Feeder to the FDI.

                   8.4.2.1.3   Intentionally deleted for numbering consistency.

                   8.4.2.1.4 The physical medium of the Loop Feeder may be copper twisted pair, or single or multi-mode fiber or other technologies as designated by AT&T. In certain cases, AT&T will require a copper twisted pair loop even in instances where the medium of the Loop Feeder for services that U S WEST offers is other than a copper facility. Special construction charges may apply if no copper twisted pair facilities are available.

               8.4.2.2  Requirements for Loop Feeder

                   8.4.2.2.1 The Loop Feeder shall be capable of transmitting analog voice frequency, basic rate ISDN, digital data, or, where available in the network, analog radio frequency signals, as appropriate.

                   8.4.2.2.2 U S WEST shall provide appropriate power for all active elements in the Loop Feeder. U S WEST will provide appropriate power from a central office source, or from a commercial AC source with rectifiers for AC to DC conversion and 8-hour battery back-up when the equipment is located in an outside plant Remote Terminal ("RT").

               8.4.2.3 Additional Requirements for Special Copper Loop Feeder Medium

                        In addition to the requirements set forth above, AT&T may require U S WEST to provide copper twisted pair Loop Feeder unfettered by any intervening

                                                                    Attachment 3

                        equipment (e.g., filters, load coils, and range extenders), so that AT&T can use these Loop Feeders for a variety of services by attaching appropriate terminal equipment at the ends.

               8.4.2.4 Additional Technical Requirements for DS-1 Conditioned Loop Feeder

                        In addition to the requirements set forth above, AT&T may designate that the Loop Feeder be conditioned to transport a DS-1 signal. The requirements for such transport are defined in the references below in Section 8.4.2.6.

               8.4.2.5  Additional Technical Requirements for Optical Loop
                        Feeder

                        In addition to the requirements set forth above, AT&T may designate that Loop Feeder will transport DS-3 and OC-n (where "n" is defined in the technical reference in Section 8.4.1.2.4.4). The requirements for such transport are defined in the references below in Section 8.4.2.6.

               8.4.2.6 In accordance with Sections 1.3.1 and 1.3.2 of Part A of this Agreement, U S WEST shall offer Loop Feeder in compliance with the requirements set forth in the following Technical References:

                   8.4.2.6.1 Bellcore Technical Requirement TR-NWT-000499, Issue 5, December 1993, section 7 for DS-1 interfaces;

                   8.4.2.6.2 Bellcore TR-NWT-000057, Functional Criteria for Digital Loop Carrier Systems, Issue 2, January 1993;

                   8.4.2.6.3 Bellcore TR-NWT-000393, Generic Requirements for ISDN Basic Access Digital Subscriber Lines;

                   8.4.2.6.4 ANSI T1.106-1988, American National Standard for Telecommunications -Digital Hierarchy - Optical Interface Specifications (Single Mode);

                   8.4.2.6.5 ANSI T1.105-1995, American National Standard for Telecommunications -Synchronous Optical Network (SONET) - Basic Description including Multiplex Structure, Rates and Formats;

                   8.4.2.6.6 ANSI T1.102-1993, American National Standard for Telecommunications -Digital Hierarchy - Electrical Interfaces;

                   8.4.2.6.7 ANSI T1.403-1989, American National Standard for Telecommunications -Carrier to Subscriber Installation, DS-1 Metallic Interface Specification; and

                   8.4.2.6.8 Bellcore GR-253-CORE, Synchronous Optical Network Systems (SONET), Common Generic Criteria.

               8.4.2.7  Interface Requirements

                                                                    Attachment 3

                   8.4.2.7.1 The Loop Feeder point of termination (POT) within a U S WEST central office will be as follows:

                               8.4.2.7.1.1   Copper twisted pairs shall
                                             terminate on the MDF;

                               8.4.2.7.1.2 DS-1 Loop Feeder shall terminate on a DSX1, DCS1/0 or DCS3/1; and

                               8.4.2.7.1.3 Fiber optic cable shall terminate on a light guide termination panel or equivalent.

                   8.4.2.7.2 In accordance with Sections 1.3.1 and 1.3.2 of Part A of this Agreement, Loop Feeder shall be equal to or better than each of the applicable interface requirements set forth in the following technical references:

                               8.4.2.7.2.1 Bellcore TR-TSY-000008, Digital Interface Between the SLC 96
                                             Digital Loop Carrier System and a
                                             Local Digital Switch, Issue 2,
                                             August 1987;

                               8.4.2.7.2.2 Bellcore TR-NWT-000303, Integrated Digital Loop Carrier System Generic Requirements, Objectives and
                                             Interface, Issue 2, December 1992;
                                             Rev. 1, December 1993; Supplement
                                             1, December 1993; and

                               8.4.2.7.2.3 Bellcore Integrated Digital Loop Carrier System Generic
                                             Requirements, Objectives and
                                             Interface, GR-303-CORE, Issue 1,
                                             September 1995.

9.   Distribution

     9.1   Definition:

           9.1.1 Distribution provides connectivity between the NID component of Loop Distribution and the terminal block on the subscriber-side of an FDI. The FDI is a device that terminates the Distribution Media and the Loop Feeder, and cross-connects them in order to provide a continuous transmission path between the NID and a telephone company central office. There are three (3) basic types of feeder-distribution connections: (a) multiple (splicing of multiple distribution pairs onto one (1) feeder pair); (b) dedicated ("home run"); and (c) interfaced ("cross-connected"). While older plant uses multiple and dedicated methods, newer plant and all plant that uses DLC or other pair-gain technology necessarily uses the interfaced connection method. The feeder-distribution interface ("FDI") in the interfaced design makes use of a manual cross-connection, typically housed inside an outside plant device ("green box") or in a vault or manhole.

                                                                    Attachment 3

           9.1.2 The Distribution may be copper twisted pair, coax cable, single or multi-mode fiber optic cable or other technologies. A combination that includes two (2) or more of these media is also possible. In certain cases, AT&T shall require a copper twisted pair Distribution even in instances where the Distribution for services that U S WEST offers is other than a copper facility. Special construction charges may apply if no copper twisted pair facilities are available.

     9.2   Requirements for All Distribution

           9.2.1 Distribution shall be capable of transmitting signals for the following services, as requested by AT&T:

                    9.2.1.1  two-wire & four-wire analog voice grade loops; and

                    9.2.1.2 two-wire & four-wire loops conditioned to transmit the digital signals needed to provide digital services.

           9.2.2 Distribution shall transmit all signaling messages or tones. Where the Distribution includes any active elements that terminate any of the signaling messages or tones, these messages or tones shall be reproduced by the Distribution at the interfaces to an adjacent Network Element in a format that maintains the integrity of the signaling messages or tones.

           9.2.3 U S WEST shall not interfere with AT&T's ability to support functions associated with provisioning, maintenance, performance monitoring and testing of the unbundled Distribution.

           9.2.4 Distribution shall be equal to or better than all of the applicable requirements set forth in the following technical references:

                   9.2.4.1 Bellcore TR-TSY-000057, "Functional Criteria for Digital Loop Carrier Systems"; and

                   9.2.4.2 Bellcore TR-NWT-000393, "Generic Requirements for ISDN Basic Access Digital Subscriber Lines".

     9.3   Additional Requirements for Special Copper Distribution

           In addition to Distribution that supports the requirements set forth in Section 9.2. above, AT&T may designate Distribution to be copper twisted pair unfettered by any intervening equipment (e.g., filters, load coils, range extenders) so that AT&T can use these loops for a variety of services by attaching appropriate terminal equipment at the ends.

     9.4   Additional Requirements for Fiber Distribution

           Fiber optic cable Distribution shall be capable of transmitting signals for the following services in addition to the those set forth in Section 9.2.1 above:

           9.4.1   DS-3 rate private line service;

                                                                    Attachment 3

           9.4.2 Optical SONET OC-n rate private lines (where "n" is defined in the technical reference in Section 8.4.1.2.4.4); and

           9.4.3 Where available in the U S WEST network, Analog Radio Frequency based services (e.g., Cable Television (CATV)).

     9.5   Additional Requirements for Coaxial Cable Distribution

           Where available in the U S WEST network, coaxial cable (coax) Distribution shall be capable of transmitting signals for the following services in addition to those set forth in Section 9.2.1 above:

           9.5.1 Broadband data, either one way or bi-directional, symmetric or asymmetric, at rates between 1.5 Mb/s and 45 Mb/s; and

           9.5.2   Analog Radio Frequency based services (e.g., CATV).

     9.6   Interface Requirements

           9.6.1 Signal transfers between the Distribution and the NID and an adjacent Network Element shall have levels of degradation that are within the performance requirements set forth in
                   Section 18.2 of this Attachment.

           9.6.2 Distribution shall be at least equal to each of the applicable interface requirements set forth in the following technical references:

                   9.6.2.1 Bellcore TR-NWT-000049, "Generic Requirements for Outdoor Telephone Network Interface Devices", issued December 1, 1994;

                   9.6.2.2 Bellcore TR-NWT-000057, "Functional Criteria for Digital Loop Carrier Systems", issued January 2, 1993;

                   9.6.2.3 Bellcore TR-NWT-000393, "Generic Requirements for ISDN Basic Access Digital Subscriber Lines"; and

                   9.6.2.4   Bellcore TR-NWT-000253, SONET Transport Systems:
                             Common Criteria (A module of TSGR, FR-NWT-000440), Issue 2, December 1991.

10.  Local Switching

     10.1  Definition:

           10.1.1 Local Switching is the Network Element that provides the functionality required to connect the appropriate lines or trunks wired to the Main Distributing Frame ("MDF") or Digital Cross Connect ("DSX") panel to a desired line or trunk. The desired connection path for each call type will vary by subscriber and will be specified by AT&T as a routing scenario that will be implemented in advance as part of or after the purchase of the unbundled Local Switching. Access to unbundled switching element provides access to all the features, functions, and capabilities of that switch./8/ The Local Switching function also provides access to transport, signaling

_______________________________
/8/ Per First Order at 9.

                                                                    Attachment 3

                  (ISDN User Part ("ISUP") and Transaction Capabilities Application Part ("TCAP"), and platforms such as adjuncts, Public Safety Systems (911), Operator Services, Directory Assistance Services and Advanced Intelligent Network ("AIN"). Remote Switching Module functionality is included in the Local Switching function. Local Switching shall also be capable of routing local, intraLATA, interLATA, and international calls to the subscriber's preferred carrier, call features (e.g., call forwarding) and Centrex capabilities.

          10.1.2 Local Switching, including the ability to route to AT&T's transport facilities, dedicated facilities and systems, shall be unbundled from all other unbundled Network Elements, i.e., Operator Systems, Common Transport, Shared Transport/9/ and Dedicated Transport.

     10.2 Technical Requirements

          10.2.1 Local Switching shall be equal to or better than the requirements for Local Switching set forth in Bellcore's Local Switching Systems General Requirements FR-NWT-000064.

                  10.2.1.1 U S WEST shall route calls to the appropriate trunk or lines for call origination or termination.

                  10.2.1.2 U S WEST shall route calls on a per line or per screening class basis to (a) U S WEST platforms providing Network Elements or additional requirements, (b) AT&T designated platforms, or (c) third-party platforms.

                  10.2.1.3 U S WEST shall provide to AT&T recorded announcements as furnished by AT&T and call progress tones to alert callers of call progress and disposition. The installation cost shall be borne by AT&T for such announcements and call progress tones to the extent they are different than those standardly used by U S WEST.

                  10.2.1.4 U S WEST shall change a subscriber from U S WEST's services to AT&T's services without loss of feature functionality, unless designated otherwise by AT&T.

                  10.2.1.5 U S WEST shall perform routine testing (e.g., Mechanized Loop Tests "(MLT") and test calls such as 105, 107 and 108 type calls) and fault isolation on AT&T's unbundled Network Elements, as designated by AT&T.

                  10.2.1.6 U S WEST shall repair and restore any equipment or any other maintainable component that may adversely impact AT&T's use of unbundled Local Switching.

________________
/9/ Per Third Order at 9-10; Per Order 27236 at 8-10.

                                                                    Attachment 3


                  10.2.1.7 U S WEST shall control congestion points such as mass calling events and network routing abnormalities using capabilities such as Automatic Call Gapping, Automatic Congestion Control, and Network Routing Overflow. Application of such control shall be competitively neutral and not favor any user of unbundled switching or U S WEST.

                  10.2.1.8 U S WEST shall perform manual call trace as designated by AT&T and shall permit subscriber originated call trace.

                  10.2.1.9 U S WEST shall record all billable events, involving usage of the Network Element, and send the appropriate recording data to AT&T as further described in Attachment 5.

                  10.2.1.10 For Local Switching used as E911 tandems, U S WEST shall allow interconnection with AT&T switches in that same local switch used as a E911 tandem and shall route calls to the appropriate Public Safety Access Point (PSAP). In the event the Local Switching element and the E911 tandem are contained within the same U S WEST switch, such trunking shall be provided on an intra-switch basis.

                  10.2.1.11 Where U S WEST provides the following special services, it shall provide to AT&T:

                             10.2.1.11.1  essential Service Lines;

                             10.2.1.11.2  Telephone Service Prioritization
                                          ("TSP");

                             10.2.1.11.3  related services for handicapped;

                             10.2.1.11.4 where U S WEST provides soft dial tone, it shall do so on a competitively-neutral basis; and

                             10.2.1.11.5 any other service required by law or regulation.

                  10.2.1.12 U S WEST shall provide Switching Service Point ("SSP") capabilities and signaling software to interconnect the signaling links destined to the Signaling Transfer Point Switch ("STP"). In the event Local Switching is provided out of a switch without SS7 capability, the Tandem shall provide this capability as further described in Section 4_ of this Attachment. These capabilities shall adhere to Bellcore specifications TCAP (GR-1432-CORE), ISUP (GR-905-CORE), Call Management (GR-1429-CORE), Switched Fractional DS1 (GR-1357-CORE), Toll Free Service (GR-1428-CORE), Calling Name (GR-1597-
                             CORE), Line Information Database (GR-954-CORE), and Advanced Intelligent Network (GR-2863-CORE).

                  10.2.1.13 U S WEST shall provide interfaces to adjuncts through industry standard and Bellcore interfaces. These adjuncts may include, but are not limited to, Service Node, Service Circuit Node, Voice Mail and

                                                                    Attachment 3

                              Automatic Call Distributors. Examples of existing interfaces are ANSI ISDN standards Q.931 and Q.932.

                   10.2.1.14 Upon AT&T's request, U S WEST shall provide performance data regarding a subscriber line, traffic characteristics or other measurable elements to AT&T.

                   10.2.1.15 U S WEST shall offer all technically feasible Local Switching features, and, in providing such features, do so at parity with those provided by U S WEST to itself or any other Person.

                              10.2.1.15.1 Such feature offerings shall include, but are not limited to:

                                           Basic and primary rate ISDN;
                                           Residential features;
                                           Custom Local Area Signaling Services
                                           (CLASS/LASS);
                                           Custom Calling Features; and
                                           Centrex (including equivalent
                                           administrative capabilities, such as
                                           subscriber accessible reconfiguration
                                           and detailed message recording).

                              10.2.1.15.2 AT&T may use the Bona Fide Request process set forth in Part A of this Agreement to request unbundling of Advanced Intelligent Network ("AIN") triggers supporting AT&T and U S WEST service applications in U S WEST's SCPs. U S WEST shall offer AIN-based services in accordance with applicable technical references. Such services may include, but are not limited to:

                                           10.2.1.15.2.1   Off-Hook Immediate;

                                           10.2.1.15.2.2   Off-Hook Delay;

                                           10.2.1.15.2.3   Private EAMF Trunk;

                                           10.2.1.15.2.4   Shared Interoffice
                                           Trunk (EAMF, SS7);

                                           10.2.1.15.2.5   Termination Attempt;

                                           10.2.1.15.2.6   3/6/10;

                                           10.2.1.15.2.7   N11;

                                           10.2.1.15.2.8   Feature Code Dialing;

                                           10.2.1.15.2.9   Custom Dialing
                                           Plan(s), including 555 services; and

                                           10.2.1.15.2.10  Automatic Route
                                           Selection.

                                                                    Attachment 3

                    10.2.1.16 U S WEST shall assign each AT&T subscriber line the class of service designated by AT&T (e.g., using line class codes or other switch specific provisioning methods), and at AT&T's option shall route directory assistance calls from AT&T subscribers as directed by AT&T. This includes each of the following call types:

                               10.2.1.16.1   0+/0- calls;

                               10.2.1.16.2   911 calls;

                               10.2.1.16.3   411/DA calls;

                               10.2.1.16.4 InterLATA calls specific to PIC or regardless of PIC;

                               10.2.1.16.5 IntraLATA calls specific to PIC or regardless of PIC;

                               10.2.1.16.6 Toll free calls, prior to database query;

                               10.2.1.16.7   Call forwarding of any type
                                             supported on the switch, to a line
                                             or a trunk; and

                               10.2.1.16.8 Any other customized routing that may be supported by the U S WEST switch.

                    10.2.1.17 U S WEST shall assign each AT&T subscriber line the class of service designated by AT&T (e.g., using line class codes or other switch specific provisioning methods) and shall route operator calls from AT&T subscribers as directed by AT&T at AT&T's option. For example, U S WEST may translate 0- and 0+ intraLATA traffic, and route the call through appropriate trunks to an AT&T Operator Services Position System ("OSPS"). Calls from Local Switching must pass the ANI-II digits unchanged.

                    10.2.1.18 If an AT&T customer subscribes to AT&T provided voice mail and messaging services, U S WEST shall redirect incoming calls to the AT&T system based upon designated service arrangements (e.g., busy, don't answer, number of rings). In addition, U S WEST shall provide a Standard Message Desk Interface-Enhanced (SMDI-E) interface to the AT&T system. U S WEST shall support the Inter-switch Voice Messaging Service (IVMS) capability.

                    10.2.1.19 Local Switching shall be offered in accordance with the requirements of the following technical references and their future releases:

                               10.2.1.19.1 GR-1298-CORE, AIN Switching System Generic Requirements;

                               10.2.1.19.2 GR-1299-CORE, AIN Switch-Service Control Point (SCP)/Adjunct Interface Generic Requirements;

                                                                    Attachment 3

                               10.2.1.19.3  TR-NWT-001284, AIN 0.1 Switching
                               System Generic Requirements; and

                               10.2.1.19.4  SR-NWT-002247, AIN Release 1 Update.

          10.2.2   Interface Requirements:

              10.2.2.1  U S WEST shall provide the following interfaces to
                        Loops:

                   10.2.2.1.1 Standard Tip/Ring interface, including loopstart or groundstart, on-hook signaling (e.g., for calling number, calling name and message waiting lamp);

                   10.2.2.1.2 Coin phone signaling provided through a U S WEST coin phone port.

                   10.2.2.1.3 Basic Rate Interface ISDN adhering to ANSI standards Q.931, Q.932 and appropriate Bellcore Technical Requirements;

                   10.2.2.1.4 Two-wire analog interface to PBX to include reverse battery, E&M, wink start and DID;

                   10.2.2.1.5 Four-wire analog interface to PBX to include reverse battery, E&M, wink start and DID;

                   10.2.2.1.6 Four-wire DS-1 interface to PBX or subscriber provided equipment (e.g., computers and voice response systems);

                   10.2.2.1.7 Primary Rate ISDN to PBX adhering to ANSI standards Q.931, Q.932 and appropriate Bellcore Technical Requirements;

                   10.2.2.1.8 Switched Fractional DS-1 with capabilities to configure Nx64 channels (where "n" = 1 to 24); and

                   10.2.2.1.9 Loops adhering to Bellcore TR-NWT-08 and TR-NWT-303 specifications to interconnect Digital Loop Carriers.

          10.2.2.2 U S WEST shall provide access to the following, but not limited to:

                   10.2.2.2.1 SS7 Signaling Network or Multi-Frequency trunking, if requested by AT&T;

                   10.2.2.2.2 Interface to AT&T operator services systems or Operator Services through appropriate trunk interconnections for the system; and

                   10.2.2.2.3 Interface to AT&T Directory Assistance Services through the AT&T switched network or to Directory Services through the appropriate trunk interconnections for the system; and 950 access or other AT&T required access to interexchange carriers as requested through appropriate trunk interfaces.

                                                                    Attachment 3

     10.3  Customized Routing

           10.3.1  Description

                   Customized routing will enable AT&T to direct particular classes of calls to particular outgoing trunks based upon line class codes. AT&T may use customized routing to direct its customers' calls to 411, 555-1212, 0+ or 0-, to its own Operator Services platform and Directory Assistance platform.

           10.3.2  Limitations

                   Because there is a limitation in the technical feasibility of offering custom routing beyond the capacity of the 1A ESS switch, custom routing will be offered to CLECs on a first-come, first-served basis.

     10.4  Integrated Services Digital Network (ISDN)

           10.4.1 Integrated Services Digital Network ("ISDN") is defined in two (2) variations. The first variation is Basic Rate ISDN ("BRI"). BRI consists of 2 Bearer (B) Channels and one Data
                   (D) Channel. The second variation is Primary Rate ISDN ("PRI"). PRI consists of 23 B Channels and one D Channel. Both BRI and PRI B Channels may be used for voice, Circuit Switched Data ("CSD") or Packet Switched Data ("PSD"). The BRI D Channel may be used for call related signaling, non-call related signaling or packet switched data. The PRI D Channel may be used for call related signaling.

           10.4.2  Technical Requirements 3/4 ISDN

                   10.4.2.1 U S WEST shall offer Data Switching providing ISDN that, at a minimum:

                   10.4.2.2  provides integrated Packet handling capabilities;

                   10.4.2.3 allows for full 2B+D Channel functionality for BRI; and

                   10.4.2.4 allows for full 23B+D Channel functionality for PRI.

                   10.4.2.5 Each B Channel shall allow for voice, 64 Kbps CSD, and PSD of 128 logical channels at minimum speeds of 19 Kbps throughput of each logical channel up to the total capacity of the B Channel.

                   10.4.2.6 Each B Channel shall provide capabilities for alternate voice and data on a per call basis.

                   10.4.2.7 The BRI D Channel shall allow for call associated signaling, non-call associated signaling and PSD of 16 logical channels at minimum speeds of 9.6 Kbps throughput of each logical channel up to the total capacity of the D channel.

                   10.4.2.8 The PRI D Channel shall allow for call associated signaling.

           10.4.3  Interface Requirements 3/4 ISDN

                                                                    Attachment 3

                   10.4.3.1 U S WEST shall provide the BRI interface using Digital Subscriber Loops adhering to Bellcore TR-NWT-303 Specifications to Interconnect Digital Loop Carriers.

                   10.4.3.2 U S WEST shall offer PSD interfaces adhering to the X.25, X.75 and X.75' ANSI and Bellcore requirements.

                   10.4.3.3 U S WEST shall offer PSD trunk interfaces operating at 56 Kbps.

11.  Network Interface Device

     11.1  Definition:

           11.1.1 The Network Interface Device ("NID") is a single-line termination device or that portion of a multiple-line termination device required to terminate a single line or circuit. One of the functions of the NID is to establish the network demarcation point between a carrier and its subscriber. The NID features two (2) independent chambers or divisions which separate the service provider's network from the subscriber's inside wiring. Each chamber or division contains the appropriate connection points or posts to which the service provider and the subscriber each make their connections.

           11.1.2 AT&T may connect its NID to U S WEST's NID. AT&T may connect its Loops directly to U S WEST's residential NIDs where protector space is available, provided that AT&T shall be responsible for the placement of additional protectors and shall indemnify U S WEST against any and all liability arising from AT&T's use of a U S WEST NID in that manner./10/

           11.1.3 U S WEST will allow AT&T to locate dropwires, other than U S WEST's drop wires, inside an existing U S WEST combination NID used in the provisioning of telephone service for single tenant end users subject to the following conditions:

                   11.1.3.1 Sufficient space exists inside the combination NID to allow proper installation of equipment in accordance with the NID manufacturers specifications and per the National Electric Code;

                   11.1.3.2 In order to maintain maintenance integrity for the NID, AT&T will install its own overvoltage protection and customer bridging equipment, terminate the dropwires to that equipment, and assume all operational responsibilities and liabilities for that equipment;

                   In the event sufficient space is not available in the existing U S WEST NID, to accommodate additional drops, AT&T will be allowed to install and additional NID, at its own expense and the AT&T's NID can be connected to the existing U S WEST NID;

____________________

/10/ Per First Order at 9.

                                                                    Attachment 3

                         If the existing NID is not the new generation modular type, AT&T may install a new NID. U S WEST will be allowed to move its drop wire to the new NID and remove the old NID;

                         Within ninety (90) days of the Effective Date of this Agreement, the Parties agree to jointly develop a satisfactory process to address the issues with access to single and multi-party NIDs.

                11.1.4 With respect to multiple-line termination devices, AT&T shall specify the quantity of NIDs it requires within such device.

          11.2  Technical Requirements

                11.2.1 The NID shall provide a clean, accessible point of connection for the inside wiring and for the Distribution Media and/or cross connect to AT&T's NID and shall maintain a connection to ground meeting the requirements as set forth below.

                11.2.2 The NID shall be capable of transferring electrical analog or digital signals between the subscriber's inside wiring and the Distribution Media and/or cross connect to AT&T's NID.

                11.2.3 All NID posts or connecting points shall be in place, secure, usable and free of any rust or corrosion. The protective ground connection shall exist and be properly installed. The ground wire shall be free of rust and corrosion and have continuity to ground.

                11.2.4 The NID shall be capable of withstanding all normal local environmental variations.

                11.2.5 Where the NID is not located in a larger, secure cabinet or closet, the NID shall be protected from vandalism. The NID shall be accessible to AT&T designated personnel. In cases where entrance to the subscriber premises is required to give access to the NID, AT&T shall obtain entrance permission directly from the subscriber.

                11.2.6 U S WEST shall offer the NID together with, and separately from, the Distribution Media component of Loop Distribution.

         11.3   Interface Requirements

                11.3.1 The NID shall be the interface to subscribers' premises wiring for all loops.

                11.3.2 The NID shall be at least equal to all the industry standards for NIDs set forth in the following technical references:

                         11.3.2.1 Bellcore Technical Advisory TA-TSY-000120 "Subscriber Premises or Network Ground Wire";

                         11.3.2.2 Bellcore Generic Requirement GR-49-CORE "Generic Requirements for Outdoor Telephone Network Interface Devices";

                                                                    Attachment 3

                         11.3.2.3 Bellcore Technical Requirement TR-NWT-00239 "Indoor Telephone Network Interfaces";

                         11.3.2.4 Bellcore Technical Requirement TR-NWT-000937 "Generic Requirements for Outdoor and Indoor Building Entrance"; and

                         11.3.2.5 Bellcore Technical Requirement TR-NWT-0001 33 "Generic Requirements for Network Inside Wiring."

12.  Operator Systems
     See Part A.

13.  E911
     See Part A.

14.  Directory Assistance Data
     See Part A.

15.  Signaling Link Transport

     15.1  Definition:

           Signaling Link Transport is a set of two (2) or four (4) dedicated 56 Kbps transmission paths between AT&T-designated Signaling Points of Interconnection ("SPOI") that provides appropriate physical diversity and a cross connect at a U S WEST STP site.

     15.2  Technical Requirements

           15.2.1 Signaling Link Transport shall consist of full duplex mode 56 Kbps transmission paths.

           15.2.2 Of the various options available, Signaling Link Transport shall perform in the following two ways:

                   15.2.1.1 as an "A-link" which is a connection between a switch or SCP and a home Signaling Transfer Point Switch ("STPS") pair; and

                   15.2.1.2 as a "D-link" which is a connection between two (2) STP pairs in different company networks (e.g., between two (2) STP pairs for two (2) (CLECs)).

           15.2.3 Signaling Link Transport shall consist of two (2) or more signaling link layers as follows:

                   15.2.3.1  An A-link layer shall consist of two (2) links.

                   15.2.3.2  A D-link layer shall consist of four (4) links.

           15.2.4 A signaling link layer shall satisfy a performance objective such that:

                                                                    Attachment 3

                   15.2.4.1 there shall be no more than two (2) minutes down time per year for an A-link layer transport only, and

                   15.2.4.2 there shall be negligible (less than 2 seconds) down time per year for a D-link layer transport only.

           15.2.5 Where available, a signaling link layer shall satisfy interoffice and intraoffice diversity of facilities and equipment, such that:

                   15.2.5.1 no single failure of facilities or equipment causes the failure of both links in an A-link layer (i.e., the links should be provided on a minimum of two
                             (2) separate physical paths end-to-end); and

                   15.2.5.2 no two concurrent failures of facilities or equipment shall cause the failure of all four (4) links in a D-link layer (i.e., the links should be provided on a minimum of three (3) separate physical paths end-to-end).

           15.2.6 For requested link layers, U S WEST will provide AT&T with the level of diversity available.

     15.3  Interface Requirements

           15.3.1 There shall be a DS-1 (1.544 Mbps) interface at the AT&T-designated SPOIs. Each 56 Kbps transmission path shall appear as a DS-0 channel within the DS-1 interface.

16.  Signaling Transfer Points (STPs)

     16.1  Definition:

           Signaling Transfer Points ("STP"s) provide functionality that enable the exchange of SS7 messages among and between switching elements, database elements and signaling transfer points.

     16.2  Technical Requirements

           16.2.1 STPs shall provide signaling access to all other Network Elements connected to the U S WEST SS7 network. These include:

                   16.2.1.1  U S WEST Local Switching or Tandem Switching;

                   16.2.1.2 U S WEST Service Control Points/DataBases connected to or resident on service control points;

                   16.2.1.3 Third-party local or tandem switching systems connected to the U S WEST signaling network; and

                   16.2.1.4 Third-party-provided STPs connected to the U S WEST signaling network.

                                                                    Attachment 3

                  16.2.2 The connectivity provided by STPs shall fully support the functions of all other Network Elements connected to U S WEST's SS7 network. This includes the use of U S WEST's SS7 network to convey messages which neither originate nor terminate at a signaling end point directly connected to the U S WEST SS7 network (i.e., transit messages). When the U S WEST SS7 network is used to convey transit messages, there shall be no alteration of the Integrated Services Digital Network User Part ("ISDNUP") or Transaction Capabilities Application Part ("TCAP") user data that constitutes the content of the message.

                  16.2.3 If a U S WEST tandem switch routes traffic, based on dialed or translated digits, on SS7 trunks between an AT&T local switch and third party local switch, U S WEST's SS7 network shall convey the TCAP messages necessary to provide Call Management features (automatic callback, automatic recall, and screening list editing) between the AT&T local STPs and the STPs that provide connectivity with the third party local switch, even if the third party local switch is not directly connected to U S WEST's STPs.

                  16.2.4 STPs shall provide all functions of the MTP as specified in ANSI T1.111 (Reference 12.5.2). This includes:

                           16.2.4.1 Signaling Data Link functions, as specified in ANSI T1.111.2;

                           16.2.4.2 Signaling Link functions, as specified in ANSI T1.111.3; and

                           16.2.4.3 Signaling Network Management functions, as specified in ANSI T1.111.4.

                  16.2.5 STPs shall provide all functions of the SCCP necessary for Class 0 (basic connectionless) service, as specified in ANSI T1.112. In particular, this includes Global Title Translation ("GTT") and SCCP Management procedures, as specified in ANSI T1.112.4.

                  16.2.6 In cases where the destination signaling point is either a U S WEST local or tandem switching system or data base, or is an AT&T or third party local or tandem switching system directly connected to U S WEST's SS7 network, U S WEST STPs shall perform final GTT of messages to the destination and SCCP Subsystem Management of the destination. In all other cases, STPs shall perform intermediate GTT of messages to a gateway pair of STPs in an SS7 network connected with the U S WEST SS7 network, and shall not perform SCCP Subsystem Management of the destination.

                  16.2.7 STPs shall also provide the capability to route SCCP messages based on ISNI, as specified in ANSI T1.118, when this capability becomes available on U S WEST STPs.

                  16.2.8 STPs shall provide all functions of the OMAP commonly provided by STPs, as specified in the reference in
                           Section 16.5.6. This includes:

                           16.2.8.1 MTP Routing Verification Test ("MRVT"); and,

                           16.2.8.2 SCCP Routing Verification Test ("SRVT").

                                                                    Attachment 3

                  16.2.9 In cases where the destination signaling point is either a U S WEST local or tandem switching system or database, or is an AT&T or third party local or tandem switching system directly connected to the U S WEST SS7 network, STPs shall perform MRVT and SRVT to the destination signaling point. In all other cases, STPs shall perform MRVT and SRVT to a gateway pair of STPs in an SS7 network connected with the U S WEST SS7 network. This requirement shall be superseded by the specifications for inter-network MRVT and SRVT if and when these become approved ANSI standards and available capabilities of U S WEST STPs.

                  16.2.10 STPs shall be equal to or better than the following performance requirements:

                           16.2.10.1 MTP Performance, as specified in ANSI T1.111.6; and

                           16.2.10.2 SCCP Performance, as specified in ANSI T1.112.5.

         16.3     Interface Requirements

                  16.3.1 U S WEST shall provide the following STPs options to connect AT&T or AT&T-designated local switching systems or STPs to the U S WEST SS7 network:

                           16.3.1.1 An A-link interface from AT&T local switching systems.

                  16.3.2 Each type of interface shall be provided by one or more sets (layers) of signaling links, as follows:

                           16.3.2.1 An A-link layer shall consist of two (2) links.

                  16.3.3 The Signaling Point of Interconnection ("SPOI") for each link shall be located at a cross-connect element, such as a DSX-1, in the central office where the U S WEST STPs are located. There shall be a DS-1 or higher rate transport interface at each of the SPOIs. Each signaling link shall appear as a DS-0 channel within the DS-1 or higher rate interface.

                           U S WEST shall offer higher rate DS-1 signaling for interconnecting AT&T local switching systems or STPs with U S WEST STPs as soon as these become approved ANSI standards and available capabilities in U S WEST's network.

                  16.3.4 U S WEST shall provide MTP and SCCP protocol interfaces that shall conform to all relevant sections in the following specifications:

                           16.3.4.1 Bellcore GR-905-CORE, Common Channel Signaling Network Interface Specification (CCSNIS) Supporting Network
                                     Interconnection, Message Transfer Part
                                     (MTP), and Integrated Services Digital
                                     Network User Part (ISDNUP); and

                           16.3.4.2  Bellcore GR-1432-CORE, CCS Network
                                     Interface Specification (CCSNIS) Supporting
                                     Signaling Connection Control Part (SCCP) and Transaction Capabilities Application Part (TCAP).

                                                                   Attachment 3
         16.4     Message Screening

                  16.4.1 U S WEST shall set message screening parameters in order to accept messages from AT&T local or tandem switching systems destined to any signaling point in the U S WEST SS7 network with which the AT&T switching system has a signaling relation.

                  16.4.2 U S WEST shall set message screening parameters in order to accept messages from AT&T local or tandem switching systems destined to any signaling point or network interconnected to the U S WEST SS7 network with which the AT&T switching system has a signaling relation.

                  16.4.3 U S WEST shall set message screening parameters in order to accept messages destined to an AT&T local or tandem switching system from any signaling point or network interconnected to the U S WEST SS7 network with which the AT&T switching system has a signaling relation.

                  16.4.4 U S WEST shall set message screening parameters in order to accept and send messages destined to an AT&T SCP from any signaling point or network interconnected to the U S WEST SS7 network with which the AT&T SCP has a signaling relation.

         16.5     STP Requirements

                  16.5.1 Subject to the provisions of Sections 1.3.1 and 1.3.2 of Part A of this Agreement, STPs shall be equal to or better than all of the requirements for STPs set forth in the following technical references:

                  16.5.2 ANSI T1.111-1992 American National Standard for Telecommunications - Signaling System Number 7 (SS7)- Message Transfer Part (MTP);

                  16.5.3 ANSI T1.111A-1994 American National Standard for Telecommunications - Signaling System Number 7 (SS7)
                           - Message Transfer Part (MTP) Supplement;

                  16.5.4 ANSI T1.112-1992 American National, Standard for Telecommunications - Signaling System Number 7 (SS7)- Signaling Connection Control Part (SCCP);

                  16.5.5 ANSI T1.115-1990 American National Standard for Telecommunications - Signaling System Number 7 (SS7)- Monitoring and Measurements for Networks;

                  16.5.6 ANSI T1.116-1990 American National Standard for Telecommunications - Signaling System Number 7 (SS7)- Operations, Maintenance and Administration Part
                           (OMAP);

                  16.5.7 ANSI T1.118-1992 American National Standard for Telecommunications - Signaling System Number 7 (SS7)- Intermediate Signaling Network Identification (ISNI);

                  16.5.8 Bellcore GR-905-CORE, Common Channel Signaling Network Interface Specification (CCSNIS) Supporting Network Interconnection, Message Transfer Part (MTP), and Integrated Services Digital Network User Part (ISDNUP); and

                                                                    Attachment 3

                  16.5.9 Bellcore GR-1432-CORE, CCS Network Interface Specification (CCSNIS) Supporting Signaling Connection Control Part (SCCP) and Transaction Capabilities Application Part (TCAP).

17.      Service Control Points/Databases

         17.1     Definition:

                  17.1.1 Databases are the Network Elements that provide the functionality for storage of, access to, and manipulation of information required to offer a particular service and/or capability. Databases include, but are not limited to: Number Portability, LIDB, Toll Free Number Database, Automatic Location Identification/Data Management System and AIN.

                  17.1.2 A Service Control Point ("SCP") is a specific type of Database Network Element functionality deployed in a Signaling System 7 ("SS7") network that executes service application logic in response to SS7 queries sent to it by a switching system also connected to the SS7 network. SCPs also provide operational interfaces to allow for provisioning, administration and maintenance of subscriber data and service application data (e.g., a toll free database stores subscriber record data that provides information necessary to route toll free calls).

         17.2     Technical Requirements for SCPs/Databases
                  Requirements for SCPs/Databases within this section address storage of information, access to information (e.g., signaling protocols and response times), and administration of information (e.g., provisioning, administration, and maintenance). All SCPs/Databases shall be provided to AT&T in accordance with the following requirements, except where such a requirement is superseded by specific requirements set forth in Subparagraphs 17.3 through 17.7 of this Attachment:

                  17.2.1 U S WEST shall provide interconnection to SCPs through the U S WEST designated STPs using SS7 network and protocols, as specified in Section 16 of this Attachment, with TCAP as the application layer protocol.

                  17.2.2 Regional SCP pairs shall be available pursuant to applicable technical reference documents.

                  17.2.3 U S WEST shall provide to AT&T database provisioning consistent with the provisioning requirements of this Agreement (e.g., data required, edits, acknowledgments, data format and transmission medium and notification of order completion).

                  17.2.4 The operational interface provided by U S WEST shall complete Database transactions (i.e., add, modify, delete) for AT&T subscriber records stored in U S WEST databases at parity with which U S WEST provisions its own subscriber records.

                  17.2.5 U S WEST shall provide Database maintenance consistent with the maintenance requirements as specified in this Agreement (e.g., notification of U S WEST network

                                                                    Attachment 3

                           affecting events, testing, dispatch
                           schedule and measurement and exception reports).

                  17.2.6 When and where available, U S WEST shall provide billing and recording information to track Database usage consistent with Connectivity Billing and recording requirements as specified in this Agreement (e.g., recorded message format and content, timeliness of feed, data format and transmission medium).

                  17.2.7 U S WEST shall provide SCPs/Databases in accordance with the physical security requirements specified in this Agreement.

                  17.2.8 U S WEST shall provide SCPs/Databases in accordance with the logical security requirements specified in this Agreement.

         17.3     Number Portability Database

                  17.3.1   Definition:
                           The Number Portability ("NP") Database supplies routing numbers for calls involving numbers that have been ported from one local service provider to another. NP database functionality shall also include Global Title Translations ("GTT") for calls involving ported numbers even if U S WEST provides GTT functionality in another Network Element. This
                           Section 17.3 supplements the requirements of Sections
                           18.2 and 18.7. U S WEST shall provide the NP database in accordance with industry standards which shall supersede the following as needed.

                  17.3.2   Requirements

                      17.3.2.1 U S WEST shall make U S WEST NP database available for AT&T switches to query to obtain the appropriate routing number on calls to ported numbers or the industry specified indication that the number is not ported for non-ported numbers in NPA-NXXs that are opened to portability. The specified indication will also be provided when the NPA-NXX is not open to portability.

                      17.3.2.2 Query responses shall provide such additional information (e.g., Service Provider identification) as may be specified in the NP implementation in the relevant regulatory jurisdiction.

                      17.3.2.3 U S WEST shall complete CLASS or LIDB queries routed to the U S WEST network by AT&T switches and return the appropriate response to the querying source.

                      17.3.2.4 The NP database shall provide such other functionality as has been specified in the regulatory jurisdiction in which portability has been implemented.

                      17.3.2.5 Unavailability of the NP database query and GTT applications shall not exceed four (4) minutes per year.

                                                                    Attachment 3

                      17.3.2.6 The U S WEST NP database shall respond to a round trip query within 500 milliseconds or as amended by industry standards.

                  17.3.3   Interface Requirements
                           U S WEST shall interconnect the signaling interface between the AT&T or other local switch and the NP Database using the TCAP protocol as specified in the technical references in this Agreement, together with the signaling network interface as specified in the technical references in this Agreement, and such further requirements (e.g., AIN or IN protocols) as may be specified by regulatory or other bodies responsible for implementation of number portability.

         17.4     Line Information Database (LIDB)
                  This Section 17.4 defines and sets forth additional requirements for the Line Information Database.

                  17.4.1   Definition:
                           The Line Information Database ("LIDB") is a transaction-oriented database accessible through Common Channel Signaling ("CCS") networks. It contains records associated with subscriber Line Numbers and Special Billing Numbers (in accordance with the requirements in the technical reference in
                           Section 17.6.5). LIDB accepts queries from other Network Elements, or AT&T's network, and provides appropriate responses. The query originator need not be the owner of LIDB data. LIDB queries include functions, such as screening billed numbers, that provide the ability to accept Collect or Third Number Billing calls and validation of Telephone Line Number based non-proprietary calling cards. The interface for the LIDB functionality is the interface between the U S WEST CCS network and other CCS networks. LIDB also interfaces to administrative systems. The administrative system interface provides work centers with an interface to LIDB for functions such as provisioning, auditing of data, access to LIDB measurements and reports.

                  17.4.2   Technical Requirements

                      17.4.2.1 U S WEST shall enable AT&T to store in U S WEST's LIDB any line number or special billing number.AT&T will provide U S WEST a non-binding LIDB forecast. Prior to the availability of permanent NP, U S WEST shall enable AT&T to store in U S WEST's LIDB any subscriber Line Number or Special Billing Number record for AT&T resale, unbundled Network Elements and facility based customers, in accordance with the technical reference in Section 17.6.5, whether ported or not, for which the NPA-NXX or NXX-0/lXX Group is supported by that LIDB.

                      17.4.2.2 Prior to the availability of permanent NP, U S WEST shall enable AT&T to store in U S WEST's LIDB any subscriber Line Number or Special Billing Number record for AT&T resale, unbundled Network Elements and facility based customers, in accordance with the technical reference in Section 17.6.5, whether ported or not, and NPA-NXX and NXX-0/lXX Group Records, belonging to an NPA-NXX or NXX-0/1 XX owned by AT&T.

                      17.4.2.3 Subsequent to the availability of permanent NP, U S WEST shall enable AT&T to store in U S WEST's LIDB any subscriber Line Number or Special

                                                                    Attachment 3

                                    Billing Number record for AT&T
                                    resale, unbundled Network Elements and
                                    facility based customers, in accordance with the technical reference in Section 17.6.5, whether ported or not, regardless of the number's NPA-NXX or NXX-0/lXX.

                      17.4.2.4 U S WEST shall perform the following LIDB functions (i.e., processing of the following query types as defined in the technical reference in Section 17.6.5) for AT&T's subscriber records in LIDB:

                                    17.4.2.4.1 Billed Number Screening (provides
                                               information such as whether the
                                               Billed Number may accept Collect
                                               or Third Number Billing calls);

                                    17.4.2.4.2 Calling Card Validation; and

                                    17.4.2.4.3 Originating Line Number Screening
                                               (OLNS), when available.

                      17.4.2.5 U S WEST shall process AT&T's subscriber records in LIDB at least at parity with U S WEST subscriber records, with respect to other LIDB functions (as defined in the technical reference in Section 17.6). U S WEST shall indicate to AT&T what additional functions, if any, are performed by LIDB in its network. Within ninety (90) days after request, the Parties shall develop an interim procedure to process AT&T subscriber records.

                      17.4.2.6 Within two (2) weeks after a request by AT&T, U S WEST shall provide AT&T with a list of the subscriber data items which AT&T would have to provide in order to support each required LIDB function. The list shall indicate which data items are essential to LIDB function, and which are required only to support certain services. For each data item, the list shall show the data formats, the acceptable values of the data item and the meaning of those values.

                      17.4.2.7 U S WEST shall provide LIDB performance in accordance with section 17.6.5.

                      17.4.2.8 U S WEST shall provide AT&T with the capability to provision (e.g., to add, update, and delete) NPA-NXX and NXX-0/lXX Group Records, and Line Number and Special Billing Number Records, associated with AT&T subscribers, directly into U S WEST's LIDB provisioning process. Within ninety (90) days after reqeust, the Parties shall establish an interim process to meet the requirements of this Section.

                      17.4.2.9 Unless directed otherwise by AT&T, in the event end user subscribers change their local service provider to AT&T, U S WEST shall maintain subscriber data (for line numbers, card numbers, and for any other types of data maintained in LIDB) so that such subscribers shall not experience any interruption of service due to the lack of such maintenance of subscriber data.

                                                                    Attachment 3

                      17.4.2.10 All additions, updates and deletions of AT&T data to the LIDB shall be made solely at the direction of AT&T.

                      17.4.2.11 U S WEST shall provide priority updates to LIDB for AT&T data upon AT&T's request (e.g., to support fraud protection).

                      17.4.2.12 When available, U S WEST shall provide AT&T the capability to directly obtain, through an electronic interface, reports of all AT&T data in LIDB. Within ninety (90) days after request, the Parties shall establish an interim process to meet the requirements of this Section.

                      17.4.2.13 [Intentionally left blank for numbering consistency]

                      17.4.2.14 U S WEST shall perform backup and recovery of all of AT&T's data in LIDB as frequently as U S WEST performs backup and recovery for itself and any other Person, including sending to LIDB all changes made since the date of the most recent backup copy. Backup will be performed weekly. When needed, recovery will take place within twenty-four
                                    (24) hours.

                      17.4.2.15 U S WEST shall provide to AT&T access to LIDB measurements and reports at least at parity with the capability U S WEST has for its own subscriber records and that U S WEST provides to any other party. Such access shall be electronic. Within ninety (90) days after request, the Parties shall establish an interim process to meet the requirements of this Section.

                      17.4.2.16 U S WEST shall provide AT&T with LIDB reports of data which are missing or contain errors, as well as any misroute errors, within the same time period as U S WEST provides such reports to itself. Within ninety (90) days after request, the Parties shall establish a process to meet the requirements of this Section.

                      17.4.2.17 U S WEST shall prevent any access to or use of AT&T data in LIDB by U S WEST personnel or by any other party not authorized in writing by AT&T.

                      17.4.2.18 If and when technically feasible, U S WEST shall provide AT&T performance of the LIDB Data Screening function, which allows a LIDB to completely or partially deny specific query originators access to LIDB data owned by specific data owners (in accordance with the technical reference in Section 17.6.5) for subscriber data that is part of an NPA-NXX or NXX-0/lXX wholly or partially owned by AT&T at least at parity with U S WEST subscriber data. U S WEST shall obtain from AT&T the screening information associated with LIDB Data Screening of AT&T data in accordance with this requirement.

                                    17.4.2.18.1   The Parties agree to
                                                  investigate technical
                                                  feasibility of variable LIDB
                                                  database screening to
                                                  accomplish 17.4.2.18 above.

                                                                    Attachment 3

                      17.4.2.19 U S WEST shall accept queries to LIDB associated with AT&T subscriber records, and shall return responses in accordance with the requirements of this Section 17.

                  17.4.3   Interface Requirements

                           U S WEST shall offer LIDB in accordance with the requirements of this Section 17.4.3.

                      17.4.3.1 The interface to LIDB shall be in accordance with the technical reference in Section 17.6.3.

                      17.4.3.2 The CCS interface to LIDB shall be the standard interface described in Section 17.6.3.

                      17.4.3.3 The LIDB Database interpretation of the ANSI-TCAP messages shall comply with the technical reference in Section 17.6.4. Global Title Translation shall be maintained in the signaling network in order to support signaling network routing to the LIDB.

         17.5     Toll Free Number Database
                  The Toll Free Number Database is an SCP that provides functionality necessary for toll free (e.g., 800 and 888) number services by providing routing information and additional vertical features during call set-up in response to queries from SSPs. This Section 17.5 supplements the requirements of Section 17.2 and 17.7. U S WEST shall provide the Toll Free Number Database in accordance with the following subsections.:

                  17.5.1   Technical Requirements

                      17.5.1.1 U S WEST shall make the U S WEST Toll Free Number Database available, through its STPs, for AT&T to query from AT&T's designated switch including U S WEST unbundled Local Switching.

                      17.5.1.2 The Toll Free Number Database shall return carrier identification and, where applicable, the queried toll free number, translated numbers and instructions as it would in response to a query from a U S WEST switch.

                  17.5.2   Interface Requirements
                           The signaling interface between the AT&T or other local switch and the Toll-Free Number Database shall use the TCAP protocol as specified in the technical reference in Section 17.6.1, together with the signaling network interface as specified in the technical references in Sections 17.6.2 and 17.6.6.

         17.6 SCPs/Databases shall be at least equal to all of the requirements for SCPs/Databases set forth in the following technical references:

                  17.6.1 GR-246-CORE, Bell Communications Research Specification of Signaling System Number 7, Issue 1 (Bellcore, December 199X);

                                                                    Attachment 3

                  17.6.2 GR-1432-CORE, CCS Network Interface Specification (CCSNIS) Supporting Signaling Connection Control Part
                           (SCCP) and Transaction Capabilities Application Part
                           (TCAP) (Bellcore, March 1994);

                  17.6.3 GR-954-CORE, CCS Network Interface Specification (CCSNIS) Supporting Line Information Database (LIDB) Service 6, Issue 1, Rev. 1 (Bellcore, October 1995);

                  17.6.4 GR-1149-CORE, OSSGR Section 10: System Interfaces, Issue 1 (Bellcore, October 1995) (Replaces TR-NWT-001149);

                  17.6.5 GR-1158-CORE, OSSGR Section 22.3: Line Information Database 6, Issue (Bellcore, October 1995); and

                  17.6.6 GR-1428-CORE, CCS Network Interface Specification (CCSNIS) Supporting Toll Free Service (Bellcore, May
                           1995).

         17.7 Advanced Intelligent Network ("AIN") Access, Service Creation Environment and Service Management System ("SCE/SMS") Advanced Intelligent Network Access

                  17.7.1 U S WEST shall provide mediated access to all U S WEST service applications, current or future (if technically feasible), resident in U S WEST's SCP through U S WEST's STPs. Such access may be from AT&T's switch or U S WEST's unbundled local switch.

                  17.7.2 SCE/SMS AIN Access shall provide AT&T the ability to create service applications in the U S WEST SCE and deploy those applications via the U S WEST SMS to the U S WEST SCP. This interconnection arrangement shall provide AT&T access to the U S WEST development environment and administrative system in a manner at least at parity with U S WEST's ability to deliver its own AIN-based services. SCE AIN Access is the development of service applications within the U S WEST Service Creation Environment capability. SMS AIN Access is the provisioning of service applications via the U S WEST Service Management System capability. AIN trigger provisioning will be accomplished through the U S WEST local unbundled switching.

                  17.7.3 Services Available. U S WEST shall make SCE hardware, software, testing and technical support (e.g., technical contacts, system administrator) resources available to AT&T. Scheduling of SCE resources shall allow AT&T at least equal priority to U S WEST.

                  17.7.4 Multi-user Access. The U S WEST SCE/SMS shall allow for multi-user access with proper source code management and other logical security functions.

                  17.7.5 Partitioning. When available, the U S WEST SCP shall partition and protect AT&T service logic and data from unauthorized SMS capability and SCE capability access, execution or other types of compromise.

                  17.7.6 Training and Documentation. U S WEST shall provide training and documentation for AT&T development staff only in cases in which such training or documentation is not reasonably available from another source. If training or documentation is

                                                                    Attachment 3


                           required in accordance with this Section, it will be provided in a manner at least at parity with that provided by U S WEST to its development staff. Training will be conducted at a mutually agreed upon location.

                  17.7.7 Access Environment. When AT&T selects SCE/SMS AIN Access, U S WEST shall provide for a secure, controlled access environment on-site. When available, AT&T may request mutually agreed upon remote data connections (e.g., dial up, LAN, WAN).

                  17.7.8 Data Exchange. When AT&T selects SMS AIN Access, U S WEST shall allow AT&T to download data forms and/or tables to the U S WEST SCP, via the U S WEST SMS capability, in the same fashion as U S WEST downloads such forms and/or tables for itself.

                  17.7.9 Certification Testing. Certification testing is typically a two step process that includes an off-line unit test followed by an on-line controlled introduction testing into one of each of the U S WEST switch types capable of supporting the service. Services created by AT&T will require certification testing by U S WEST before the services can be provisioned in the network. The scheduling of U S WEST certification testing resources for new AT&T services will be jointly coordinated and prioritized between U S WEST and AT&T. AT&T testing requirements will be given equal priority with both U S WEST and other provider's requirements. In most circumstances, such testing will be completed within sixty (60) days from the date the application is submitted by AT&T to U S WEST for certification. In circumstances involving complex applications requiring additional time for testing, U S WEST may request additional time and AT&T will not unreasonably withhold approval of such request. The certification testing procedures described in this Section may be augmented as mutually agreed to by the Parties.

                  17.7.10 Access Standard. SCPs/Databases shall offer SCE/SMS AIN Access in accordance with the requirements of GR-1280-CORE, AIN Service Control Point (SCP) Generic Requirements.

         17.8     [Intentionally left blank for numbering consistency]

         17.9 AT&T will provide to U S WEST timely non-binding forecasts of SS7 call transactions, link requirements, database query volumes, etc., as needed for sizing the individual network capabilities that AT&T will utilize under the terms of this Agreement.

         17.10    CCS Service includes:

                  17.10.1 Entrance Facility - The entrance facility connects AT&T's signaling point of interface with the U S WEST Serving Wire Center ("SWC").

                  17.10.2 Direct Link Transport ("DLT") - The DLT connects the AT&T SWC to the U S WEST STP.

                  17.10.3 STP Port - The STP port provides the switching function at the STP. One (1) STP port is required for each DLT link. The port provides access to the SCP.

                                                                    Attachment 3


     17.11 Advanced Intelligent Network ("AIN") triggers will be provided only to access U S WEST databases. Access to AIN functions is available only through the STP. If AT&T requires other access, it will submit a Bona Fide Request.

18.  Additional Requirements

     This Section 18 of Attachment 3 sets forth the additional requirements for unbundled Network Elements which U S WEST agrees to offer to AT&T under this Agreement.

     18.1     Cooperative Testing

              18.1.1   Definition:

                       Cooperative Testing means that U S WEST shall cooperate with AT&T upon request or as needed to (a) ensure that the Network Elements and Ancillary Functions and additional requirements being provided to AT&T by U S WEST are in compliance with the requirements of this Agreement, (b) test the overall functionality of various Network Elements and Ancillary Functions provided by U S WEST to AT&T in combination /11/ with each other or in combination with other equipment and facilities provided by AT&T or third parties, and (c) ensure that all operational interfaces and processes are in place and functioning properly and efficiently for the provisioning and maintenance of Network Elements and Ancillary Functions and so that all appropriate billing data can be provided to AT&T.

              18.1.2   Requirements

                       Within forty-five (45) days after request, AT&T and U S WEST will agree upon a process to resolve technical issues relating to interconnection of AT&T's network to U S WEST's network and Network Elements and Ancillary Functions. The agreed upon process shall include procedures for escalating disputes and unresolved issues up through higher levels of each Party's management. If AT&T and U S WEST do not reach agreement on such a process within the 45-day time period, any issues that have not been resolved by the Parties with respect to such process shall be submitted to the dispute resolution procedures set forth in Part A of this Agreement unless both Parties agree to extend the time to reach agreement on such issues.

                       18.1.2.1 U S WEST shall provide AT&T access for testing at any interface between a U S WEST Network Element or Combinations/12/ and AT&T equipment or facilities. Such test access shall be sufficient to ensure that the applicable requirements can be tested by AT&T. This access shall be available seven (7) days per week, twenty-four (24) hours per day.

                       18.1.2.2 AT&T may test any interfaces, Network Elements or Ancillary Functions and additional requirements provided by U S WEST to AT&T pursuant to this Agreement.

                       18.1.2.3 U S WEST shall provide engineering data as requested by AT&T for the loop components as set forth in this Attachment which AT&T may desire to test.

                                                                    Attachment 3


                                   Such data shall include equipment engineering and cable specifications, signaling and transmission path data.

                       18.1.2.4 The Parties shall establish a process to provide engineering/office support information on unbundled Network Elements (e.g., central office layout and design records and drawings, system engineering and other applicable documentation) pertaining to a Network Element or Ancillary Function or the underlying equipment that is then providing a Network Element or Ancillary Function to AT&T.

                       18.1.2.5 Upon request from AT&T, U S WEST shall provide to AT&T all applicable test results from U S WEST testing activities on a Network Element or Ancillary Function or additional requirement or the underlying equipment providing a Network Element or Ancillary Function or additional requirements. AT&T may review such test results and may notify U S WEST of any detected deficiencies.

                       18.1.2.6 U S WEST shall temporarily provision AT&T designated Local Switching features for testing. Within sixty (60) days after request, AT&T and U S WEST shall mutually agree on the procedures to be established between U S WEST and AT&T to expedite such provisioning processes for feature testing.

                       18.1.2.7 Upon AT&T's request, U S WEST shall make available technical support to meet with AT&T representatives to provide required support for Cooperative Testing. U S WEST shall define the process to gain access to such technical support.

                       18.1.2.8 Dedicated Transport and Loop Feeder may experience alarm conditions due to in-progress tests. U S WEST shall notify AT&T upon removal of such facilities from service.

                       18.1.2.9 U S WEST shall exercise its best efforts to notify AT&T prior to conducting tests or maintenance procedures on Network Elements or Ancillary Functions or on the underlying equipment that is then providing a Network Element or Ancillary Function, that will likely cause a service interruption or degradation of service.

                       18.1.2.10 U S WEST shall provide a single point of contact to AT&T that is available seven (7) days per week, twenty-four (24) hours per day for trouble status, sectionalization, resolution, escalation, and closure. Such staff shall be adequately skilled to allow expeditious problem resolution.

                       18.1.2.11 U S WEST shall make available to AT&T access to 105 responders, 100-type test lines, or 102-type test lines associated with any circuits under test.

                       18.1.2.12 AT&T and U S WEST shall complete Cooperative Testing in accordance with the procedures set forth in Attachment 5.

                                                                    Attachment 3

                       18.1.2.13 U S WEST shall participate in Cooperative Testing requested by AT&T whenever it is deemed necessary by AT&T to insure service performance, reliability and subscriber serviceability.

                       18.1.2.14 AT&T may accept or reject the Network Element ordered by AT&T if, upon completion of cooperative acceptance testing, the tested Network Element does not meet the requirements stated herein.

     18.2  Performance

           The issue of performance measurements and standards is to be addressed pursuant to the terms of Section 52 of Part A of this Agreement.

     18.3  Protection, Restoration, and Disaster Recovery

           18.3.1   Scope:

                    This Section refers specifically to requirements on the use of redundant network equipment and facilities for protection, restoration, and disaster recovery.

     18.4  Synchronization

           18.4.1   Definition:

                    Synchronization is the function which keeps all digital equipment in a communications network operating at the same average frequency. With respect to digital transmission, information is coded into discrete pulses. When these pulses are transmitted through a digital communications network, all synchronous Network Elements are traceable to a stable and accurate timing source. Network synchronization is accomplished by timing all synchronous Network Elements in the network to a stratum 1 traceable source so that transmission from these network points have the same average line rate.

           18.4.2   Technical Requirements

                    The following requirements are applicable to the case where U S WEST provides synchronization to equipment that AT&T owns and operates within a U S WEST location. In addition, these requirements apply to synchronous equipment that is owned by U S WEST and is used to provide a Network Element to AT&T.

           18.4.2.1 The synchronization of clocks within digital networks is divided into two parts: intra-building and inter-building. Within a building, a single clock is designated as the Building Integrated Timing Supply ("BITS"), which provides all of the DS-1 and DS-0 synchronization references required by other clocks in such building. This is referred to as intra-building synchronization. The BITS receives synchronization references from remotely located BITS such as a primary reference source. Synchronization of BITS between buildings is referred to as inter-building synchronization.

                                                                   Attachment 3

          18.4.2.2 To implement a network synchronization plan, clocks within digital networks are divided into four stratum levels. All clocks in strata 2, 3, and 4 are synchronized to a stratum 1 clock, that is, they are traceable to a stratum 1 clock. A traceable reference is a reference that can be traced back through some number of clocks to a stratum 1 source. Clocks in different strata are distinguished by their free running accuracy or by their stability during trouble conditions such as the loss of all synchronization references.

             18.4.2.2.1   Intra-Building

                    Within a building, there may be different kinds of equipment that require synchronization at the DS-1 and DS-0 rates. Synchronization at the DS-1 rate is accomplished by the frequency synchronizing presence of buffer stores at various DS-1 transmission interfaces. Synchronization at the DS-0 rate is accomplished by using a composite clock signal that phase synchronizes the clocks. Equipment requiring DS-0 synchronization frequently does not have adequate buffer storage to accommodate the phase variations among different equipment. Control of phase variations to an acceptable level is accomplished by externally timing all interconnecting DS-0 circuits to a single clock source and by limiting the interconnection of DS-0 equipment to less than 1,500 cable feet. Therefore, a BITS shall provide DS-1 and composite clock signals when the appropriate composite signal is a 64-kHz 5/8/th/ duty cycle, return to zero with a bipolar violation every eighth pulse (B8RZ).

             18.4.2.2.2   Inter-Building

                    U S WEST shall provide inter-building synchronization at the DS-1 rate, and the BITS shall accept the primary and/or secondary synchronization links from BITS in other buildings where necessary. From hierarchical considerations, the BITS shall be the highest stratum clock within the building and U S WEST shall provide operations capabilities. When available, such capability includes, but is not limited to, synchronization reference provisioning; synchronization reference status inquiries; timing mode status inquiries; and alarm conditions.

    18.4.3   Synchronization Distribution Requirements

             18.4.3.1 Central office BITS shall contain redundant clocks meeting or exceeding the requirements for a stratum 3 clock as specified in ANSI T1.101-1994 and ANSI TI.105.09 and Bellcore GR-NWT-001244 Clocks for the Synchronized Network: Common Genetic Criteria.

             18.4.3.2 Central office BITS shall be powered by primary and backup power sources.

             18.4.3.3 If both reference inputs to the BITS are interrupted or in a degraded mode (meaning off frequency greater than twice the minimum accuracy of the BITS, loss of frame, excessive bit errors, or in Alarm Indication Signal), then the stratum clock in the BITS shall provide the necessary bridge in timing to allow the network to operate without a frame repetition or deletion (slip free)

                                                                   Attachment 3


                          with better performance than specified in these technical references specified in 18.4.3.1.

             18.4.3.4 DS-1s multiplexed into a SONET synchronous payload envelope within an STS-n (where "n" is defined in ANSI T1.105-1995) signal shall not be used as reference facilities for network synchronization.

             18.4.3.5 The total number of Network Elements cascaded from the stratum 1 source shall be minimized.

             18.4.3.6 A Network Element shall receive the synchronization reference signal only from another Network Element that contains a clock of equivalent or superior quality (stratum level).

             18.4.3.7 U S WEST shall select for synchronization those facilities shown to have the greatest degree of availability (absence of outages).

             18.4.3.8 Where possible, all primary and secondary synchronization facilities shall be physically diverse (this means the maximum feasible physical separation of synchronization equipment and cabling).

             18.4.3.9 No timing loops shall be formed in any combination of primary and secondary facilities.

             18.4.3.10 U S WEST shall continuously monitor the BITS for synchronization related failures.

             18.4.3.11 U S WEST shall continuously monitor all equipment transporting synchronization facilities for synchronization related failures.

             18.4.3.12 For non-SONET equipment, U S WEST shall provide synchronization facilities which, at a minimum, comply with the standards set forth in ANSI T1.101-1994.

             18.4.3.13 For SONET equipment, U S WEST shall provide synchronization facilities that have time deviation
                          (TDEV) for integration times greater than 0.05 seconds and less than or equal to ten (10) seconds, that is less than or equal to 100 nanoseconds. TDEV, in nanoseconds, for integration times greater than ten
                          (10) seconds and less than 1000 seconds, shall be less than 31.623 times the square-root of the integration time.

     18.5    SS7 Network Interconnection

             18.5.1   Definition:

                      SS7 Network Interconnection is the interconnection of AT&T local Signaling Transfer Point (STPs) with U S WEST STPs. This interconnection provides connectivity that enables the exchange of SS7 messages among U S WEST switching systems and databases, AT&T local or tandem switching systems, and other third-party switching systems directly connected to the U S WEST SS7 network.

                                                                   Attachment 3


             18.5.2   Technical Requirements

                18.5.2.1 SS7 Network Interconnection shall provide signaling connectivity to all components of the U S WEST SS7 network through U S WEST STPs. These include:

                             18.5.2.1.1   U S WEST local or tandem
                                          switching systems;

                             18.5.2.1.2   U S WEST databases; and

                             18.5.2.1.3   other third-party local or
                                          tandem switching systems.

                18.5.2.2 The connectivity provided by SS7 Network Interconnection shall support the functions of U S WEST switching systems and databases and AT&T or other third-party switching systems with A-link access to the U S WEST SS7 network.

                18.5.2.3 SS7 Network Interconnection shall provide transport for certain types of Transaction Capabilities Application Part ("TCAP") messages. If traffic is routed based on dialed or translated digits between an AT&T local switching system and a U S WEST or other third-party local switching system, either directly or via a U S WEST tandem switching system, then it is a requirement that the U S WEST SS7 network convey via SS7 Network Interconnection the TCAP messages necessary to provide Call Management services (Automatic Callback, Automatic Recall, and Screening List Editing) between the AT&T local STPs and the U S WEST or other third-party STPs.

                18.5.2.4 When the capability to route messages based on Intermediate Signaling Network Identifier ("ISNI") is generally available on U S WEST STPs, the U S WEST SS7 Network shall also convey TCAP messages using SS7 Network Interconnection in similar circumstances where the U S WEST switch routes traffic based on a Carrier Identification Code ("CIC").

                18.5.2.5 SS7 Network Interconnection shall provide all functions of the MTP as specified in ANSI T1.
                             111. This includes:

                             18.5.2.5.1   Signaling Data Link functions,
                                          as specified in ANSI T1.111.2;

                             18.5.2.5.2   Signaling Link functions, as
                                          specified in ANSI T1.111.3; and

                             18.5.2.5.3   Signaling Network Management
                                          functions, as specified in ANSI
                                          T1.111.4.

                18.5.2.6 SS7 Network Interconnection shall provide all functions of the SCCP necessary for Class 0 (basic connectionless) service, as specified in ANSI T1.112.

                                                                   Attachment 3


                      18.5.2.7 Where the destination signaling point is a U S WEST switching system or database, or is another third-party local or tandem switching system directly connected to the U S WEST STPs (SS7 network), SS7 Network Interconnection shall include final GTT of messages to the destination and SCCP Subsystem Management of the destination.

                      18.5.2.8 Where the destination signaling point is an AT&T local or tandem switching system, SS7 Network Interconnection shall include intermediate GTT of messages to a gateway pair of AT&T local STPs, and shall not include SCCP Subsystem Management of the destination.

                      18.5.2.9 SS7 Network Interconnection shall provide all functions of the Integrated Services Digital Network User Part (ISDNUP), as specified in ANSI T1.113.

                      18.5.2.10 SS7 Network Interconnection shall provide all functions of the TCAP, as specified in ANSI T1.114.

                      18.5.2.11 If and when inter-network MTP Routing Verification Test (MRVT) and SCCP Routing Verification Test (SRVT) become approved ANSI standards and available capabilities of both U S WEST and AT&T STPs, SS7 Network Interconnection shall provide these functions of the OMAP.

                                   18.5.2.11.1   The Parties shall develop a
                                                 mutually agreed upon interim
                                                 process for MRVT and SRVT
                                                 within ninety (90) days of the
                                                 Effective Date of this
                                                 Agreement. Either Party shall
                                                 be allowed to shut off
                                                 MRVT/SRVT for preservation of
                                                 network integrity.

                      18.5.2.12 SS7 Network Interconnection shall be equal to or better than the following performance requirements:

                                   18.5.2.12.1   MTP Performance, as specified
                                                 in ANSI T1.111.6;

                                   18.5.2.12.2   SCCP Performance, as specified
                                                 in ANSI T1.112.5; and

                                   18.5.2.12.3   ISDNUP Performance, as
                                                 specified in ANSI T1.113.5.

              18.5.3   Interface Requirements

                      18.5.3.1 U S WEST shall offer the following SS7 Network Interconnection options to connect AT&T or AT&T-designated STPs to the U S WEST STPs (SS7 network):

                                   18.5.3.1.1    D-link interface from AT&T
                                                 STPs.

                      18.5.3.2 Each interface shall be provided by one or more sets (layers) of signaling links, as follows:

                                   18.5.3.2.1 A D-link layer shall consist of four links.

                                                                   Attachment 3


                      18.5.3.3 The Signaling Point of Interconnection ("SPOI") for each link shall be located at a cross-connect element, (e.g., DSX-1) in the central office where the U S WEST STPs is located. There shall be a DS-1 or higher rate transport interface at each of the SPOIs. Each signaling link shall appear as a DS-0 channel within the DS-1 or higher rate interface. U S WEST shall offer higher rate DS-1 signaling links for interconnecting AT&T local switching systems or STPs with U S WEST STPs as soon as these become approved ANSI standards and available capabilities of U S WEST STPs.

                                   18.5.3.3.1    In each LATA, there will be two
                                                 (2) SPOIs. The requirement for
                                                 two SPOIs is driven by the
                                                 critical importance attached by
                                                 the Parties to signaling link
                                                 diversity.

                                   18.5.3.3.2    Each Party will designate one
                                                 (1) of the two (2) SPOIs in a
                                                 reasonable and efficient
                                                 location in the LATA. A SPOI
                                                 can be any existing cross
                                                 connect point in the LATA.

                                   18.5.3.3.3    Each signaling link requires a
                                                 port on each Party's STP.

                      18.5.3.4 Where available, the U S WEST central office shall provide intraoffice diversity between the SPOIs and the U S WEST STPs, so that no single failure of intraoffice facilities or equipment shall cause the failure of both D-links in a layer connecting to U S WEST's STPs.

                      18.5.3.5 The protocol interface requirements for SS7 Network Interconnection include the MTP, ISDNUP, SCCP and TCAP. These protocol interfaces shall conform to the following specifications:

                                   18.5.3.5.1    Bellcore GR-905-CORE, Common
                                                 Channel Signaling Network
                                                 Interface Specification
                                                 (CCSNIS) Supporting Network
                                                 Interconnection, Message
                                                 Transfer Part (MTP), and
                                                 Integrated Services Digital
                                                 Network User Part (ISDNUP);

                                   18.5.3.5.2    Bellcore GR-1428-CORE, CCS
                                                 Network Interface Specification
                                                 (CCSNIS) Supporting Toll Free
                                                 Service;

                                   18.5.3.5.3    Bellcore GR-1429-CORE, CCS
                                                 Network Interface Specification
                                                 (CCSNIS) Supporting Call
                                                 Management Services; and

                                   18.5.3.5.4    Bellcore GR-1432-CORE, CCS
                                                 Network Interface Specification
                                                 (CCSNIS) Supporting Signaling
                                                 Connection Control Part (SCCP)
                                                 and Transaction Capabilities
                                                 Application Part (TCAP).

                      18.5.3.6 To the extent technically feasible, U S WEST shall set message screening parameters to block accept messages from AT&T local or tandem switching systems destined to any signaling point in the

                                                                   Attachment 3


                                 U S WEST SS7 network with which the AT&T switching system has a legitimate signaling relation.

                  18.5.4 SS7 Network Interconnection shall be equal to or better than all of the requirements for SS7 Network Interconnection set forth in the following technical references:

                      18.5.4.1 ANSI T1.110-1992 American National Standard Telecommunications Signaling System Number 7
                                 (SS7) - General Information;

                      18.5.4.2 ANSI T1.111-1992 American National Standard for Telecommunications - Signaling System Number 7
                                 (SS7) - Message Transfer Part (MTP);

                      18.5.4.3 ANSI T1.111A-1994 American National Standard for Telecommunications - Signaling System Number 7 (SS7) - Message Transfer Part (MTP) Supplement;

                      18.5.4.4 ANSI T1.112-1992 American National Standard for Telecommunications - Signaling System Number 7
                                 (SS7) - Signaling Connection Control Part
                                 (SCCP);

                      18.5.4.5 ANSI T1.113-1995 American National Standard for Telecommunications - Signaling System Number 7
                                 (SS7) - Integrated Services Digital Network
                                 (ISDN) User Part;

                      18.5.4.6 ANSI T1.114-1992 American National Standard for Telecommunications - Signaling System Number 7
                                 (SS7) - Transaction Capabilities Application
                                 Part (TCAP);

                      18.5.4.7 ANSI T1.115-1990 American National Standard for Telecommunications - Signaling System Number 7
                                 (SS7) - Monitoring and Measurements for
                                 Networks;

                      18.5.4.8 ANSI T1.116-1990 American National Standard for Telecommunications - Signaling System Number 7
                                 (SS7) - Operations, Maintenance and
                                 Administration Part (OMAP);

                      18.5.4.9 ANSI T1.118-1992 American National Standard for Telecommunications - Signaling System Number 7
                                 (SS7) - Intermediate Signaling Network
                                 Identification (ISNI);

                      18.5.4.10 Bellcore GR-905-CORE, Common Channel Signaling Network Interface Specification (CCSNIS) Supporting Network Interconnection, Message Transfer Part (MTP), and Integrated Services Digital Network User Part (ISDNUP);

                      18.5.4.11 Bellcore GR-954-CORE, CCS Network Interface Specification (CCSNIS) Supporting Line Information Database (LIDB) Service;

                                                                   Attachment 3


                      18.5.4.12 Bellcore GR-1428-CORE, CCS Network Interface Specification ("CCSNIS") Supporting Toll Free Service;

                      18.5.4.13 Bellcore GR-1429-CORE, CCS Network Interface Specification (CCSNIS) Supporting Call Management Services; and

                      18.5.4.14 Bellcore GR-1432-CORE, CCS Network Interface Specification (CCSNIS) Supporting Signaling Connection Control Part (SCCP) and Transaction Capabilities Application Part (TCAP).

                               TABLE OF CONTENTS

1.  Definitions................................................................................................  1

2.  General Description........................................................................................  1

3.  Location of Interconnection................................................................................  2

4.  Collocation................................................................................................  2

5.  Entrance Facility..........................................................................................  2

6.  Quality of Interconnection.................................................................................  2

7.  Points of Interconnection..................................................................................  2

8.  Trunking Requirements......................................................................................  3

9.  Service Interruptions......................................................................................  5

10. Forecasting................................................................................................  6

11. Signaling..................................................................................................  11

12. Ordering...................................................................................................  11

13. Network Management.........................................................................................  12

14. Usage Measurement......................................................................................,...  12

15. Audiotext and Mass Announcement Services...................................................................  13

16. Interconnection to Network Elements........................................................................  13

17. Reciprocal Traffic Exchange................................................................................  15

                                INTERCONNECTION

1.       Definitions

         1.1 For purposes of this Attachment 4, "Interconnection" is the linking of the U S WEST and AT&T networks for the mutual exchange of traffic. Interconnection does not include the transport and termination of traffic. Interconnection is provided by virtual or physical collocation, entrance facilities or meet point arrangements.

2.       General Description

         2.1 U S WEST will provide Interconnection at any technically feasible point, subject tonegotiations between the Parties; such points may include, but not be limited to, a Meet Point, the line side distribution frame of the local switch, the trunk side distribution frame of the local switch, trunk interconnection points of the tandem switch, central office cross- connect points, and Signaling Transfer Points necessary to exchange traffic and access call related databases.

         2.2 AT&T shall designate at least one POI in the LATA in which AT&T originates local traffic and interconnects with U S WEST. Where U S WEST demonstrates that such point of interconnection is not technically feasible, U S WEST may disagree with the point of interconnection, and the parties shall resolve such disagreement pursuant to the ADR process set forth in this Interconnection Agreement. In addition, where U S WEST can show that there exists a substantially more economical means for making interconnection at a point that will provide AT&T with at least the same functionality that would exist if the interconnection were made at the point and in the fashion proposed by AT&T, U S WEST may disagree with the point of interconnection, and the parties shall resolve such disagreement pursuant to the ADR process set forth in this Interconnection Agreement./1/ AT&T will be responsible for engineering and maintaining its network on its side of the POI. If and when the Parties choose to interconnect at a mid-span meet, AT&T and U S WEST will jointly provision the fiber optic facilities that connect the two (2) networks and shall share the financial and other responsibilities for that facility.

        2.3 Within ten (10) Business Days of AT&T's request for any POI, U S WEST shall provide any information in its possession or available to it regarding the environmental conditions of the interconnection route or location including, but not limited to, the existence and condition of asbestos, lead paint, hazardous substance contamination, or radon. Information is considered "available" under this Agreement if it is in U S WEST's possession, or in the possession of a current or former agent, contractor, employee, lessor, or tenant of U S WEST's.

         2.4 U S WEST shall allow AT&T to perform any environmental site investigations, including, but not limited to, asbestos surveys, AT&T deems to be necessary in support of its collocation needs. AT&T shall advise U S WEST in writing of its intent to conduct any such investigations, and shall receive written approval from U S WEST to proceed with the investigation, which approval shall not be unreasonably withheld. AT&T shall indemnify U S WEST in accordance with the provisions of Section 18 of Part A of this Agreement for

_________________________
/1/ Per First Order at 2, Second Order at 1. Second Order at 2.

                   any loss or claim for damage suffered by U S west as a result of AT&T's actions during any site inspection

3.       Location of Interconnection

         3.1 AT&T will be responsible for implementing and maintaining its network on its side of the POI. U S WEST will be responsible for implementing and maintaining its network on its side of the POI. If and when the Parties choose to interconnect at a Meet Point, AT&T and U S WEST will jointly provision the fiber optic facilities that connect the two networks and shall proportionately share the financial and other responsibilities for that facility based on the r easonably negotiated Meet Point percentage.

         3.2 If interconnection is complicated by the presence of environmental contamination or hazardous materials, and an alternative route is available, U S WEST shall make such alternative route available for AT&T's consideration.

4.       Collocation

         4.1 Interconnection may be accomplished through either virtual or physical Collocation. The terms and conditions under which Collocation will be available are described in Part A of this Agreement.

5.       Entrance Facility

         5.1 Interconnection may be accomplished using an entrance facility without the need for collocation. An entrance facility extends from the Point of Interface to a point within a U S WEST central office.

6.       Quality of Interconnection

         6.1 U S WEST will not, for the purpose of Interconnection, provide to AT&T less favorable terms and conditions than it provides Itself or any other Person or in a manner less efficient than it would impose on Itself or any other Person. The quality of Interconnection will be at least equal to that U S WEST provides to Itself or any other Person. To the extent that AT&T requests higher or lower quality Interconnection, AT&T agrees to use the Bona Fide Request process described in Part A of this Agreement.

7.       Points of Interconnection

         7.1 Upon a request for specific point to point routing, U S WEST will make available to AT&T information indicating the location and technical characteristics of U S WEST's network facilities. The following alternatives are negotiable and include, but are not limited to: (a) a DS-1 or DS-3 entrance facility, where facilities are available (where facilities are not available and U S WEST is required to build special or additional facilities, special construction charges may apply); (b) virtual collocation; (c) physical collocation; and
                  (d) negotiated Meet Point facilities. Each Party is responsible for providing its own facilities up to the Meet Point. The Parties will negotiate the facilities arrangement between their networks.

8.       Trunking Requirements

         8.1 U S WEST agrees to provide designed interconnection facilities that meet the same industry standards for technical criteria and service standards, such as the probability of blocking in peak hours and transmission standards.

         8.2 The Parties shall initially reciprocally terminate local exchange traffic and intraLATA/interLATA toll calls originating on each other's networks as follows:

               8.2.1 There shall be no restrictions on traffic types carried. AT&T may combine Toll and Local Traffic originating in AT&T's switches and terminating in U S WEST end offices and tandems on the same trunk group under the following conditions:

                      8.2.1.1 When Local Traffic is carried on trunks with IntraLATA/InterLATA Toll Traffic, the Local Traffic shall be less than 20% of all such traffic on an aggregate basis. Trunks which carry only Local Traffic shall not be included in this calculation.

                      8.2.1.2 When Local Traffic is carried on trunks with IntraLATA/InterLATA Toll Traffic, at least 80% of such traffic shall be transported over direct trunks from the AT&T switch to the U S WEST End Office Switch. Trunks which carry only Local Traffic shall not be included in this calculation.

                      8.2.1.3 A verifiable and auditable means of assuring AT&T is in compliance with the preceding Sections
                               8.2.1.1 and 8.2.1.2 must be provided by AT&T to U S WEST.

                      8.2.1.4 Management controls for network traffic shall be as specified in Section 13 of this Attachment./2/


               8.2.2 Untile the access structure is rrevised, to accommodate non-segregated traffic, pursuant to rules promulgated by the FCC or the Commission, two-way trunk groups will be established wherever practical, based upon AT&T's request. If Local Traffic and Toll Traffic are combined in one (1) trunk group, AT&T shall provide a measure of the amount of Local and Toll Traffic relevant for billing purposes to U S WEST. U S WEST may audit the traffic reported to it by AT&T if it has reason to believe the reported measurement is not accurate. Such audit shall be conducted in accordance with the Audit Section set forth in this Agreement./3/ Exceptions to this provision will not be based on technical infeasibility, but will be based on billing, signaling, and network requirements. For example, exceptions include: (a) billing requirements-switched access vs. local traffic, (b) signaling requirements - MF vs. SS7, (c) network requirements -Directory Assistance traffic to TOPS tandems, and (d) one-way

__________________________________
/2/ Per Fourth Order at pages 1-2
/3/ Per Fourth Order at pages 1-2.

                      trunks for 911/E911. The following is the current list of traffic types that require separate trunk groups, unless otherwise specifically stated in this Agreement:

                      (a) intraLATA toll and interLATA switched access trunks
                      (b)     EAS/local trunks
                      (c)     Directory Assistance trunks
                      (d)     911/E911 trunks
                      (e)     Operator Services trunks
                      (f) Non-U S WEST toll (transit toll to other providers)
                      (g) Non-U S WEST local (transit local to other providers)
                      (h)     Commercial Mobile Radio Service/Wireless traffic

             8.2.3 If U S WEST can demonstrate that any need for network reinforcement would not be otherwise necessary but for the combined transport of CLEC local and toll traffic through U S WEST's access tandem switch, it shall be entitled to a sharing of the costs of such reinforcement; such cost-sharing to be on a basis that is to be determined by agreement of the parties to be equitable under the particular circumstances involved; provided, however, that any CLEC that is required to participate in such cost-sharing may, at its election, transfer its local traffic to a separate trunk group in lieu of participating in such cost-sharing arrangement./4/

     8.3 Separate trunk groups will be established connecting AT&T's switch or AT&T's Operator Service center to U S WEST's Operator Service center for operator-assisted busy line interrupt/verify. For traffic from the U S WEST network to AT&T for Operator Services, U S WEST will provide one (1) trunk group per LATA NPA served by the local U S WEST switch.

     8.4      Trunk Servicing

              8.4.1 Orders between the Parties to establish, add, change or disconnect trunks shall be processed by use of an Access Service Request ("ASR") or another industry standard for local service ordering.

              8.4.2 As further described in this Agreement, both Parties will jointly manage the capacity of Local Interconnection trunk groups. U S WEST's trunk servicing group will send a Trunk Group Service Request ("TGSR"), or another industry standard eventually adopted to replace the TGSR, to AT&T to trigger changes U S WEST desires to the Local Interconnection trunk groups based on U S WEST's capacity assessment. AT&T will issue an ASR or other industry ordering standard to U S WEST:

                      (a) within ten (10) Business Days after receipt of the TGSR, upon review of and in response to U S WEST's TGSR, or

                      (b) at any time, as a result of AT&T's own capacity management assessment, to begin the provisioning process. The interval used for the provisioning of Local Interconnection trunk groups shall be no longer than the standard interval for the provisioning of U S WEST's Switched Access service and
__________________________

/4/ Per Fourth Order at pages 1-2.

                              shall be consistent with U S WEST's actual provisioning intervals for its own Switched Access customers.


               8.4.3 U S WEST will attempt to meet AT&T's requested due date for the provision of Local Interconnect trunk groups. Where the installation of Local Interconnection trunk groups is required within a time that is shorter than the standard interval, the Parties will make all reasonable efforts and cooperate in good faith to ensure that the mutually agreed upon due date is met.

               8.4.4 Orders that comprise a major project may be submitted at the same time, in which case their implementation shall be jointly planned and coordinated. Major projects are those that require the coordination and execution of multiple orders or related activities between and among U S WEST and AT&&T/MCIm work groups, including, but not limited to, the initial establishment of Local Interconnection or Meet Point trunk groups and service in an area, NXX code moves, re-homes, facility grooming, or network rearrangements.

         8.5   Trunking Requirements

               8.5.1 Trunk group connections will be made at a DS-1 or multiple DS-1 level for exchange of EAS/local, intraLATA toll, wireless/Commercial Mobile Radio Service, and Switched Access Traffic. Ancillary Service trunk groups will be made below a DS-1 level, as agreed to by the Parties.

               8.5.2 Where CCS is not available, in-band multi-frequency (MF) wink start signaling will be provided. This MF arrangement will require a separate local trunk circuit between AT&T's switch and U S WEST's tandems. Reference Technical Pub. TR-314 and TR394.

               8.5.3 The proper mix of direct trunked and tandem switched transport of DS-1 equivalency (24 voice grade trunks) is a reasonable standard that the Parties shall follow. A mix of direct-trunked and tandem-switched transport may maximize the efficiency and economy of network operations. AT&T may, at its option, examine pursuant to the BFR process whether (a) this standard is unnecessary and causes it to bear significant expense in a particular case or (b) experience and knowledge that it has gained over time under the Interconnection Agreement show that a difference standard is appropriate. /5/

9.       Service Interruptions

         9.1 Standards and procedures for notification of trunk disconnects will be jointly developed by the Parties within ninety (90) days after request. Neither Party shall be expected to maintain active status for a trunk disconnected by the other Party for an extended or indefinite period of time.


         9.2 The characteristics and methods of operation of any circuits, facilities or equipment of either Party connected with the services, facilities or equipment of the other Party pursuant to this Agreement shall not: (a) interfere with or impair service over any facilities of the other Party;

____________________________
/5/ Per First Order at 3
               its Affiliates, or its connecting and concurring carriers involved in its services; (b) cause damage to their plant; (c) violate any applicable law or regulation regarding the invasion of privacy of any communications carried over the Party's facilities; or (d) create hazards to the employees of either Party or to the public.

         9.3 Each Party shall be solely responsible, and bear the expense, for the overall design of its services. Each Party shall also be responsible for any redesign or rearrangement of its services that may be required because of changes in facilities, operations or procedures, minimum network protection criteria, and operating or maintenance characteristics of the facilities. If one Party creates a circumstance causing additional costs to the other Party, the other Party may collect construction charges from the first Party.

         9.4 To facilitate trouble reporting and to coordinate the repair of the service provided by each Party to the other under this Agreement, each Party shall designate and define a Trouble Reporting Control Office ("TRCO") for such service. Each Party shall furnish a trouble reporting telephone number for the designated TRCO. This number shall have access to the location where facility records are normally located and where current status reports on any trouble reports are readily available. Current and historical trouble reports will be made available, if necessary. Alternative out-of-hours procedures shall be established to ensure access to a location that is staffed and has the authority to initiate corrective action.

         9.5 Where new facilities, services and arrangements are installed to rectify the service interruption, the TRCO shall ensure that continuity exists and take appropriate transmission measurements before advising the other Party that the new circuit is ready for service.

         9.6 The Parties shall cooperate in isolating trouble conditions. Before either Party reports a trouble condition, it shall use reasonable efforts to isolate the trouble.

         9.7 In cases where a trouble condition affects a significant portion of the other Party's service, the Parties shall assign the same priority provided to other interconnecting carriers.

         10.   Forecasting/6/

         10.1 Interconnecting carriers and US WEST have an obligation to participate in joint planning meetings at quarterly intervals to establish trunk design and provisioning requirements. The planning process shall will include the issues of network capacity, forecasting, and compensation calculation, where appropriate.

         10.2 In order to support these planning meetings, the Parties agree to provide mutual trunk forecast information to ensure customer call completion between the Parties networks. Such forecasts will be for Local Interconnection Service (LIS) trunking, which affects the switch hook capacity of each Party. LIS trunk forecasts drive switch growth jobs that provide switch hook capacity.

               10.2.1 The Parties shall provide to each other quarterly forecasts that give to the other all information that the recipient needs to plan, design,

______________________________
/6/ Per Sixth Order at 13-18
                        and install on a timely basis all trunking facilities that are necessary to exchange traffic between them.

               10.2.2 At least two weeks prior to each joint planning meeting, both Parties shall provide information on major network projects anticipated for the following year, where such projects may affect the other Party s forecast or interconnection requirements. Major network projects include trunking or network rearrangements, shifts in anticipated traffic patterns, or other activities that are reflected by a significant increase or decrease in trunking demand for the following forecasting period.

               10.2.3 The quarterly forecasts shall include forecasted requirements for each trunk group identified in Paragraph 8.2.1 of this Attachment. In addition, for tandem-switched traffic, the forecast shall include the quantity of tandem-switched traffic forecasted for each subtending end office. For traffic terminated at a Party s access tandem, the information shall include that which is required by the party to plan for appropriate handling of the traffic. To the extent historical traffic data can be shared between the Parties, the accuracy of the forecasts will improve. Forecasts shall be for a minimum of three (3) (current and plus-1 and plus-2) years.

               10.2.4 The Parties recognize that many types of growth jobs generally require a six (6) month minimum time frame for completion. The Parties obligation to provide timely information for these jobs will recognize this time frame.

               10.2.5 The forecast, project, and supporting information provided in writing or at planning meetings under this section shall be deemed to be confidential and proprietary for purposes of Section 28 of this agreement.

          10.3 Each Party shall provide a specified point of contact for planning, forecasting, and trunk servicing purposes.

          10.4 Trunking can be established to tandems or end offices or a combination of both via either one-way or two-way trunks. Trunking will be at the DS-0 level, DS-1 level, DS-3 level, or at any other technically feasible level, subject to network disclosure requirements of the FCC. Initial trunking will be established between AT&T s switching centers and US WEST s access tandem(s). The Parties will utilize direct end office trunking under the following conditions:

               10.4.1 Tandem exhaust - If a tandem through which the parties are interconnected is unable to, or is forecasted to be unable to, support additional traffic loads for any period of time, the Parties will mutually agree on an end office trunking plan that will alleviate the tandem capacity shortage and ensure completion of traffic between AT&T and US WEST subscribers.

               10.4.2 Traffic volume - The Parties shall install and retain direct end office trunking sufficient to handle actual or reasonably forecasted traffic volumes, whichever is greater, between an AT&T switching center and a US WEST end office where the local traffic exceeds or is forecasted to exceed 512 CCS at the busy hour.

               10.4.3 Mutual agreement - The Parties may install direct end office trunking upon mutual agreement in the absence of conditions (1) or (2) above, which agreement shall not unreasonably be withheld.

         10.5 The Parties shall have a mutual obligation to work to resolve forecast differences within a time frame that will permit the timely construction of facilities that are necessary to meet forecasts. This obligation shall include good faith efforts to institute and complete the use of the dispute resolution procedures of Section 27 to resolve such differences. Upon the request of either Party, the Parties shall negotiate in good faith to develop expedited rules and procedures that will allow the use of Section 27 procedures to resolve forecast differences on a basis that will permit the timely construction of facilities that may prove necessary.

         10.6  Compensation in the Event of Capacity Surpluses

         The constructing Party may seek compensation for the actual cost of construction of facilities that prove unnecessary under the following conditions:

               (A) One party, not necessarily the one seeking compensation under this provision, must have promptly requested resolution of forecast differences under Section 10.5 above.

               (B) The initiation of such a request under Section 10.5 shall be sufficient notice to each Party that it is at risk of having to make compensation under this section, whether or not such request comes to final resolution by a third party on a timely basis.

               (C) Compensation to the constructing Party shall only be awarded if greater than 20 percent (in addition to any spare or reserve capacity already included as a result of the application of demonstrable planning guidelines or criteria) of the capacity in the constructed facilities is actually unused because of an over-forecast by the other Party. For example, no compensation is to be awarded if capacity unused due to the over-forecast is 20 percent. If such unused capacity is 25 percent, then the constructing Party shall be entitled to payment for all 25 percent of such capacity. Moreover, usage of the facilities by all parties, including but not limited to the constructing Party and any persons not party to this agreement, shall be accumulated for purposes of determining the used portion of such facilities. The basis for measuring the difference in actual versus forecasted capacity at each point in time shall be made by comparing actual use at that time against use forecasted to exist at that time.

                  (D) The constructing Party shall be obliged to show that it has undertaken reasonable means to mitigate the revenue impacts of such unused capacity.

                  (E) The Party responsible for making compensation under this section shall have the right to elect to make a one-time payment of the fully allocated costs of such unused capacity or to make recurring payments at prices set forth in this agreement. In the case of the former election, the Party so responsible shall have the right to use the capacity without further charge for the capacity itself (as opposed to its operation and maintenance) by the constructing Party. In the case of the latter election, the constructing Party shall have the continuing obligation to mitigate revenue impacts and it shall credit the other Party at the prices set forth in this agreement for all use of such capacity by any other person, including but not limited to the constructing Party and any persons not party to this agreement.

         10.7     Compensation in the Event of Capacity Shortages

         Regardless of the level of facility needs determined through forecasts, the Parties agree that they will undertake the following measures upon request of the other to provide LIS trunking facilities to meet any actual unmet needs:

                  (A) Release the Party s own underutilized trunks for the purpose of providing sufficient interconnection capacity between them.

                  (B) Request that other providers release unneeded trunks to which they are entitled to have access ( brokering ). The brokering process will be conducted in a manner that does not result in the disclosure of either Party s confidential or proprietary information to third parties, including such other providers.

                  (C) Expedite trunk installation or augmentation.

                  10.7.1 Where the unmet needs are among needs that can be shown to be included within (a) an agreed upon forecast or (b) a forecast level determined to be appropriate through the dispute resolution procedures described in Section 10.5, there shall be no recovery from the other Party for the costs of taking any of the aforementioned three measures. Where the unmet needs exceed those included in either of the above two types of forecasts, a Party who requests the other to take either of those measures shall pay to the other Party its reasonable costs for undertaking those measures that are undertaken at the direction of the requesting Company.

                  10.7.2 In addition to the measures set forth in section 10.7.1, a Party that requests LIS trunking facilities in excess of a forecast such as those described in section 10.7.1 may select the following options:

                           (A)      Cancel its request.

                           (B) Pay the other Party s reasonable costs for expedited construction of the additional facilities.

                  10.7.3 Where there has been neither of the two types of forecasts described in section 10.7.1, a Party who requests facilities in excess of those that would have been required to meet its forecast shall be liable to bear the cost of efforts to mitigate the impacts of an actual shortage under the following conditions:

                           (A) One party, not necessarily the one seeking compensation under this provision must have promptly requested resolution of forecast differences under
                           Section 10.5 above.

                           (B) The initiation of such a request under Section
                           10.5 shall be sufficient notice to each Party that it is at risk of having to make compensation under this section, whether or not such request comes to final resolution by a third party on a timely basis.

                           (C) Compensation shall only be awarded to the extent that the forecast of the requesting Party is determined to be greater than what was reasonable at the time that the requesting Party made it. Moreover, compensation shall be limited to the mitigation costs; the prices for the trunking itself shall be as provided elsewhere in this agreement, in order to preclude double compensation.

         10.8 In the event that the parties agree to a forecast, or in the event that their differences with respect to a forecast are resolved under Section 27 procedures in a manner that supports timely capacity installations, neither Party shall be liable to the other for compensation related to capacity surpluses or shortages, except in either of the following two situations:

                           where a Party can demonstrate that the other Party s grossly negligent or intentional errors or omissions contributed substantially to the production of such an agreed to or resolved forecast.

                           where circumstances beyond the control of either Party result in the failure of forecasted demand arise and a constructing Party is left without reasonable assurances that it will be able to recover its investment in the constructed facilities during their expected life.

         10.9 The compensation provisions of this section shall not be construed to diminish any rights that a Party may have to compensation or damages under any other provision of this agreement.

         10.10    Grade of Service:

                  A blocking standard of one percent (1%) during the average busy day-busy hour, as defined by each Party's standards, for final trunk groups between an AT&T end office and a U S WEST access tandem carrying Meet Point traffic shall be maintained. All other final trunk groups are to be engineered with a blocking standard of one percent (1%). Direct end office trunk groups are to be engineered with a blocking standard of one percent (1%).

11.      Signaling

         11.1 Signaling protocol. The Parties will interconnect their networks using SS7 signaling as defined in GR-317 and GR-394, including ISDN User Part ("ISUP") for trunk signaling and Transaction Capabilities Application Part ("TCAP") for CCS-based features in the interconnection of their networks. All appropriate industry standards for signaling interoperability will be followed.

         11.2 The Parties will provide CCS to each other in conjunction with all trunk groups supporting Local, Transit, and Toll Traffic. The Parties will cooperate on the exchange of TCAP messages to facilitate full interoperability of CCS-based features between their respective networks, including all CLASS features and functions. All CCS signaling parameters will be provided, including automatic number identification (ANI), originating line information (OLI), calling party category, charge number, etc. For terminating Feature Group D, the Parties will pass CPN if it receives CPN from Feature Group D carriers. All privacy indicators will be honored. Where available, network signaling information such as Transit Network Selection ("TNS") parameter (CCS platform) and CIC/OZZ information (non-CCS environment) will be provided by the Parties wherever such information is needed for call routing or billing. The Parties will follow all appropriate industry standards pertaining to TNS and CIC/OZZ codes.

         11.3 Standard Interconnection facilities shall be Extended Superframe (ESF) with B8ZS line code. Where ESF/B8ZS is not available, AT&T will agree to using other Interconnection protocols on an interim basis until the standard ESF/B8ZS is available. U S WEST will provide anticipated dates of availability for those areas not currently ESF/B8ZS compatible.

         11.4 Where AT&T is unwilling to utilize an alternate Interconnection protocol, AT&T will provide U S WEST an initial forecast of 64 Kbps clear channel capability ("64K CCC") trunk quantities within thirty (30) days after request consistent with the forecasting agreements between the Parties. Upon receipt of this forecast, the Parties will begin joint planning for the engineering, procurement, and installation of the designated 64K CCC Local Interconnection trunk groups and the associated B8ZS Extended Super Frame facilities, for the purpose of transmitting 64K CCC data calls between AT&T and U S WEST. Where additional equipment is required, such equipment will be obtained, engineered, and installed on the same basis and with the same intervals as any similar growth job for an IXC, AT&T or U S WEST internal customer demand for 64K CCC trunks. Where technically feasible, these trunks will be established as two-way.

12.      Ordering

         12.1 AT&T may order Interconnection points using the ASR process or other industry standard for local service ordering./7/

____________________________

/7/ Per First Order at 2

         12.2 The specific time frames for responding to interconnection requests are identified in Attachment 5.

         12.3     [Intentionally left blank for numbering Consistency].

         12.4 AT&T shall, on each order for Local Interconnection trunks, specify the AT&T NXXs that are assigned to the trunks.

13.      Network Management

         13.1     Protective Protocols

                  Either Party may use protective network traffic management controls such as 7-digit and 10-digit code gaps on traffic toward each others network when required to protect the public switched network from congestion due to facility failures, switch congestion or failure or focused overload.

         13.2     Rerouting Protocols

                  Where the capability exists, originating or terminating traffic reroutes may be implemented by either Party to temporarily relieve network congestion due to facility failures or abnormal calling patterns. Reroutes will not be used to circumvent normal trunk servicing. Rerouting controls will only be used when mutually agreed to by the Parties.

         13.3     Mass Calling

                  AT&T and U S WEST shall cooperate and share pre-planning information, where available and in compliance with federal and state regulations, regarding cross-network call-ins expected to generate large or focused temporary increases in call volumes, to prevent or mitigate the impact of these events on the public switched network. Furthermore, INP numbers may only be used consistent with network efficiency and integrity, i.e., inhibitions on mass calling events.

14.      Usage Measurement

         14.1     When applicable, each Party shall provide to the other:

                  14.1.1 Bellcore AMA formatted records to generate bills to the other Party;

                  14.1.2 measurement of minutes of use over Local
                         Interconnection trunk groups in actual conversation seconds. The total conversation seconds over each individual Local Interconnection trunk group will be totaled for the entire monthly bill-round and then rounded to the next whole minute; and

                  14.1.3 within twenty (20) calendar days after the end of each quarter (commencing with the first full quarter after request), a usage report with the total traffic volume described in terms of minutes and messages and by call type (i.e., local, toll, and other) terminated to each other over SS7 local interconnection trunk groups.

15.      Audiotext and Mass Announcement Services

         The Parties agree that access to the audiotext, mass announcement and information services of one Party may be made available to the other Party upon execution of a separate agreement or an amendment to this Agreement.

16.      Interconnection to Network Elements

         16.1     Technical Requirements

                  16.1.1 When requested by AT&T, U S WEST shall provide Interconnection between U S WEST Network Elements provided to AT&T and AT&T's network at transmission rates designated by AT&T. If additional equipment beyond that which U S WEST currently has in place is planning to put in place or is otherwise required to have in place is required to meet such transmission rates, the installation and/or acquisition of such equipment shall be accomplished pursuant to the ordering process set forth in this Agreement.

                 16.1.2    Traffic shall be combined and routed as follows:

                           16.1.2.1 At AT&T's request, U S WEST shall receive AT&T traffic destined to the U S WEST Operator Systems Network Element, on trunks from an AT&T end-office or an AT&T tandem.

                           16.1.2.2) At AT&T's request, U S WEST shall receive
                                     AT&T CAMA-ANI (Centralized Automatic
                                     Message Accounting -Automatic Number
                                     identification) traffic destined to the U S
                                     WEST 911 PSAPs, or E911 tandems, on trunks from an AT&T end-office.

                           16.1.2.3 At AT&T's request, U S WEST shall receive AT&T SS7 traffic destined to any U S WEST E911 tandem on trunks from an AT&T end-office, when SS7 E911 signaling is available in U S WEST's network.

                 16.1.3 When requested by AT&T and a third party carrier, U S WEST shall provide interconnections between AT&T's network, and the other carrier's network through the U S WEST network at transmission rates designated by AT&T, including, but not limited to, DS-1, DS-3, and STS-1, where available. U S WEST shall combine and route traffic to and from other local carriers and interLATA carriers through the U S WEST network, and, at AT&T's request, U S WEST shall record and keep records of such traffic for AT&T billing purposes to the extent possible.

                 16.1.4 U S WEST shall provide two-way trunk groups for Interconnections. At AT&T's request, and consistent with an efficient network architecture, U S WEST shall provide unidirectional traffic on such trunks, in either direction, effectively operating them as if they were one-way trunk groups.

                 16.1.5 All trunking provided by U S WEST shall adhere to the applicable performance requirements set forth in the "General Performance Requirements" section of this Agreement, pursuant to Sections 1.3.1 and 1.3.2 of Part A of this Agreement.

                 16.1.6 At AT&T's request, U S WEST shall work cooperatively with AT&T to provide for overflow routing from a given trunk group or groups onto another trunk group or groups as AT&T designates.

                 16.1.7 U S WEST and AT&T shall agree on the establishment of two-way trunk groups for the exchange of traffic for other IXCs. These trunk groups can be provided in a meet point arrangement.

                 16.1.8 Interconnection shall be made available upon AT&T's request at any technically feasible Point of Interface. All trunk interconnections shall be provided, including SS7, MF, DTMF, DialPulse, PRI-ISDN (where available), DID (Direct Inward Dialing), CAMA-ANI, and trunking necessary so that INP can be provided.

         16.2     Trunk Interface Requirements

                  16.2.1   E911 Trunks

                           16.2.1.1 U S WEST shall allow AT&T to provide direct trunking to each U S WEST E911 end office or tandem, as is appropriate for the applicable serving area. These trunks are to be provided as one-way trunks from a given AT&T end office to the U S WEST E911 end office or tandem.

                           16.2.1.2 U S WEST shall provide for overflow E911 traffic in the same manner that U S WEST provides E911 overflow for itself.

                  16.2.2   S911 Trunks

                           If and when S911 tandems become available in the U S WEST network, U S WEST shall allow AT&T to provide direct trunking to each U S WEST S911 tandem. Such SS7 trunks are to be provided as one-way trunks from a given AT&T end-office to the U S WEST S911 tandem.

                  16.2.3   Local Switch and Access Tandem Trunks

                           16.2.3.1 U S WEST shall provide trunks groups provisioned exclusively to carry intraLATA Toll Traffic, as designated by AT&T.

                           16.2.3.2 U S WEST shall provide trunk groups provisioned exclusively to carry interLATA traffic, as designated by AT&T.

                           16.2.3.3 U S WEST shall provide SS7 trunks which provide SS7 Interconnection. At AT&T's request, MF trunks may be substituted for SS7 trunks where applicable.

                           16.2.3.4 U S WEST shall simultaneously route calls based on dialed digits (in accordance with the standard GR-317-CORE), and Carrier Identification Code (in accordance with the standard GR-394-CORE) over a single SS7 trunk group.

                  16.2.4   U S WEST Operator Services Trunk

          16.3 U S WEST shall provide Operator Services trunks as one-way trunks from the U S WEST network to the AT&T network.

                  Network Interconnection between U S WEST and AT&T shall meet or exceed all of the requirements for network Interconnection set forth in the following technical references:

                  16.3.1 GR-317-CORE, Switching System Generic Requirements for
                         Call Control Using the Integrated Services Digital Network User Part (ISDNUP), Bellcore, February 1994;

                  16.3.2 GR-394-CORE, Switching System Generic Requirements for
                         Interexchange Carrier Interconnection Using the Integrated Services Digital Network User Part (ISDNUP), Bellcore, February 1994;

                  16.3.3 FR-NWT-000271, OSSGR Operator Services Systems Generic
                         Requirements, Bellcore, 1994 Edition; and

                  16.3.4 FR-NWT-000064, LATA Switching Systems Generic
                         Requirements (LSSGR), Bellcore, 1994 Edition.

17.      Reciprocal Traffic Exchange

         17.1     Scope

                  Reciprocal traffic exchange addresses the exchange of traffic between AT&T end users and U S WEST end users. If such traffic is local, the provisions of this Agreement shall apply. Where either Party acts as an intraLATA toll provider or interLATA IXC or where either Party interconnects and delivers traffic to the other from third parties, each Party shall bill such third parties the appropriate charges pursuant to its respective tariffs or contractual offerings for such third party terminations. Absent a separately negotiated agreement to the contrary, compensation for reciprocal traffic exchange applies solely to traffic exchanged directly between the Parties without the use of third party transit providers.

         17.2     Responsibilities of the Parties

                  17.2.1 U S WEST and AT&T agree to treat each other fairly, nondiscriminatorily, and equally for all items included in this Agreement, or related to the support of items included in this Agreement.

                  17.2.2 AT&T and U S WEST agree to exchange such reports and/or data as provided in this Agreement to facilitate the proper billing of traffic. Either Party may request an audit of such usage reports in accordance with the procedures described in Section 49 of Part A of this Agreement.

                   17.2.3  [Intentionally left blank for numbering consistency]

                   17.2.4 AT&T/MCIm and U S WEST shall share responsibility for all Control Office functions for Local
                           Interconnection trunks and trunk groups, and both Parties shall share the overall coordination, installation, and maintenance responsibilities for these trunks and trunk groups.

                   17.2.5 The Party that performs the End Office function is responsible for all Control Office functions for the meet point trunking arrangement trunks and trunk groups, and shall be responsible for the overall coordination, installation, and maintenance responsibilities for these trunks and trunk groups.

                   17.2.6  AT&T and U S WEST shall:

                           17.2.6.1 Provide trained personnel with adequate and compatible test equipment to work with each other's technicians.

                           17.2.6.2 Notify each other when there is any change affecting the service requested, including the due date.

                           17.2.6.3     Coordinate and schedule testing
                                        activities of their own personnel, and
                                        others as applicable, to ensure its
                                        Interconnection trunks/trunk groups are
                                        installed per the Interconnection order, meet agreed-upon acceptance test requirements, and are placed in service by the due date.

                           17.2.6.4 Perform sectionalization to determine if a trouble is located in its facility or its portion of the Interconnection trunks prior to referring the trouble to each other.

                           17.2.6.5 Advise each other's Control Office if there is an equipment failure which may affect the interconnection trunks.

                           17.2.6.6 Provide each other with a trouble reporting/repair contact number that is readily accessible and available twenty-four (24) hours per day, seven
                                        (7) days per week. Any changes to this
                                        contact arrangement must be immediately
                                        provided to the other Party.

                           17.2.6.7 Provide to each other test-line numbers and access to test lines.

                           17.2.6.8 Cooperatively plan and implement coordinated repair procedures for the meet point and Local Interconnection trunks and facilities to ensure trouble reports are resolved in a timely and appropriate manner.

         17.3     Types of Traffic

                  17.3.1 The types of traffic to be exchanged or provided under this Agreement include, but are not limited to, the following:

                           17.3.1.1     EAS/Local Traffic,

                           17.3.1.2     Transit Traffic,

                           17.3.1.3     Switched Access Traffic,

                           17.3.1.4 Ancillary traffic includes all traffic destined for Ancillary Services, or that may have special billing requirements, including, but not limited to, the following:

                                        (a) Directory Assistance
                                        (b) 911/E911
                                        (c) Operator call termination (busy line
                                            interrupt and verify)
                                        (d) 800/888 database dip
                                        (e) LIDB
                                        (f) Information services requiring
                                            special billing.

                           17.3.1.5     Unless otherwise stated in this
                                        Agreement, ancillary traffic will be
                                        exchanged in accordance with whether the traffic is Local/EAS, intraLATA toll, or Switched Access.

         17.4     Transport and Termination of Exchange Traffic

                  17.4.1   Termination of Local Traffic

                           Local Traffic will be terminated pursuant to the Reciprocal Compensation described in Attachment 1. AT&T is not entitled to charge the tandem rate for transport and termination./8/

                  17.4.2   EAS/Local Traffic

                           As negotiated between the Parties, the exchange of local traffic between the Parties may occur in several ways.

                           (a) While the Parties anticipate the use of two-way trunks for the delivery of Local Traffic, either Party may elect to provision its own one-way trunks for delivery of Local Traffic to be terminated on the other Party's network at the "initial" point of Interconnection;

                           (b) The Parties may elect to purchase transport services from each other or from a third party. Such transport delivers the originating Party's Local Traffic to the terminating Party's end office or tandem for call termination. Transport may be purchased as either tandem switched transport (which is included in the tandem call termination rate) or direct trunk transport;

                           (c) To the extent that AT&T has established a Collocation arrangement at a U S WEST end office location, and has available capacity, the Parties agree that AT&T shall provide two-way direct trunk facilities, when required, from that end office to the AT&T switch. In all other cases, the direct facility may be provisioned by U S WEST or AT&T or a third party. If both AT&T and U S WEST desire to provision the facility and cannot otherwise agree, the Parties may agree to resolve the dispute through the submission of competitive bids.

                  17.4.3   Transit Traffic

                           17.4.3.1 U S WEST will accept traffic originated by AT&T and will terminate it at a point of interconnection with another CLEC, Exchange Carrier, IXC or Wireless

___________________________

/8/ Per First Order at 3

                           Carrier. U S WEST will provide this transit service through Tandem Office Switches. AT&T may also provide U S WEST with transit service.

                           17.4.3.2 The Parties expect that all networks involved in transporting Transit Traffic will deliver calls to each involved network with CCS/SS7 protocol and the appropriate ISUP/TCAP message to facilitate full interoperability and billing functions. In all cases, the originating company is responsible to follow the EMR standard and to exchange records with both the transiting company and the terminating company, to facilitate the billing process to the originating network.

                           17.4.3.3 The Parties will use industry standards developed to handle the provision and billing of Switched Access by multiple providers (MECAB, MECOD and the Parties' FCC tariffs).

                  17.4.4   Toll Traffic

                           Toll Traffic routed to an access tandem, or directly routed to an end office, will be terminated as Switched Access Service.

         17.5     Interface Code Availability And Optional Features

                  17.5.1   Interface Code Availability

                           Supervisory Signaling specifications, and the applicable network channel interface codes for Local Interconnection trunks, are the same as those used for Feature Group D Switched Access Service, as described in the Parties' applicable Switched Access tariffs.

                  17.5.2   Optional Features

                           17.5.2.1   Inband MF or SS7 Out of Band Signaling

                           Inband MF signaling and SS7 out of band signaling are available for local trunks. MF signaling or SS7 out-of-band signaling must be requested on the order for the new local trunks. Provisioning of the local trunks equipped with MF signaling or SS7 out of band signaling is the same as that used for Feature Group D Switched Access. Common Channel Signaling Service, as described in this Agreement, must be ordered by AT&T when SS7 out-of-band signaling is requested on local trunks.

                           17.5.2.2  Clear Channel Capability

                           Clear channel capability permits 24 DS-0-64 kbit/s services or 1.536 Mbit/s of information on the 1.544 Mbit/s line rate. Clear channel capability is available for local trunks equipped with SS7 out-of-band signaling. Clear channel capability is only available on trunks to U S WEST's access tandem switch or U S WEST's end office switches (where available). Clear channel capability must be requested on the order for the new local trunks. The provisioning of the local trunks equipped with clear channel capability is the same as that used for Feature Group D Switched Access Service. U S WEST will provide AT&T with a listing of U S WEST end offices, local tandems and access tandems equipped with clear channel capability. (Clear channel capability is not available on trunks to U S WEST's local tandem switches or end offices where it is currently not deployed. AT&T agrees to use the Bona Fide Request process to request clear channel capability for such additional switches. Prices for such additional clear channel capability, if any, will be established through the BFR process).

         17.6     Measuring Local Interconnection Minutes

                  17.6.1 Measurement of terminating Local Interconnection minutes, as calculated per Attachment 5, begins when the terminating local entry switch receives answer supervision from the called end user's end office indicating the called end user has answered. The measurement of terminating call usage over local trunks ends when the terminating local entry switch receives disconnect supervision from either the called end user's end office, indicating the called end user has disconnected, or AT&T's Point of Interconnection, whichever is recognized first by the entry switch.

                  17.6.2 U S WEST and AT&T are required to provide each other the proper call information (e.g., originated call party number and destination call party number, etc.) to enable each Party to issue bills in a complete and timely fashion.

         17.7     Testing

                  17.7.1   Acceptance Testing

                           At the time of installation of a local trunk group, and at no additional charge, the Parties will cooperatively test the same parameters tested for terminating Feature Group D Switched Access Service.

                  17.7.2   Testing Capabilities

                           17.7.2.1 Terminating Local Interconnection trunk testing is provided where equipment is available, with the following test lines: seven-digit access to balance (100 type), milliwatt (102 type), nonsynchronous or synchronous, automatic transmission measuring (105 type), data transmission (107 type), loop-around, short circuit, open circuit, and non-inverting digital loopback (108 type).

                           17.7.2.2 In addition to Local Interconnection trunk acceptance testing, other tests are available (e.g., additional cooperative acceptance testing, automatic scheduled testing, cooperative scheduled testing, manual scheduled testing, and non-scheduled testing) at the applicable tariff rates.

         17.10.   Mileage Measurement

                  Where required, the mileage measurement for Local Interconnection facilities and trunks is determined in the same manner as the mileage measurement for Feature Group D Switched Access Service.

                                TABLE OF CONTENTS

                                  ATTACHMENT 5

                          BUSINESS PROCESS REQUIREMENTS

1.       General Business  Requirements.............................  1

         1.1 Procedures.............................................

         1.2 Service Offerings......................................  3

2.       Pre-Ordering...............................................  4

         2.1 General Business Requirements..........................  4

         2.2 Service Order Process Requirements.....................  7

         2.3 Systems Interfaces and Information Exchanges...........  7

3.       Ordering and Provisioning..................................  9

         3.1 General Business Requirements..........................  9

         3.2 Service Order Process Requirements..................... 10

         3.3 Systems Interfaces and Information Exchanges........... 18

         3.4 Standards.............................................. 20

4.       Connectivity Billing and Recording......................... 20

         4.1 Procedures............................................. 20

         4.2 Information Exchange and Interfaces.................... 26

         4.3 Standards.............................................. 28

5.       Provision Of Customer Usage Data........................... 29

         5.1 Procedures............................................. 29

         5.2 Information Exchange and Interfaces.................... 35

         5.3 Standards.............................................. 39

6.       Maintenance................................................ 39

         6.2 General Requirements................................... 39

                                                                    Attachment 5

         6.3 Systems Interfaces and Information Exchanges........... 44

         6.4 Standards.............................................. 45

7.       Miscellaneous Services and Functions....................... 46

                                                                    Attachment 5

     1.  Standards/General Business Requirements

         1.1      Standards.

         The following standards shall apply to each provision in Attachment 5. Failure to specifically reference this standard, or individual subsections 1.1.1 - 1.1.3 below, shall not be construed to mean this standard does not apply./1/

         1.1.1 Pursuant to the Act, U S WEST shall provide business processes specified in this Attachment 3 that is equal in quality to the business processes which U S WEST provides to itself, its customers or other CLECs and that is on rates, terms and conditions that are just, reasonable and nondiscriminatory.

         1.1.2 For purposes of this Attachment 3, "rates, terms and conditions that are just, reasonable and nondiscriminatory" shall mean that (i) such terms and conditions are equal in quality to the terms and conditions that U S WEST provides to itself, or, (ii) where it is technically infeasible to provide such terms and conditions to AT&T, such terms and conditions are offered equally to all requesting carriers

         1.1.3 U S WEST shall not offer to AT&T provisioning of or access to unbundled Network Elements through such business processes that is not equal in quality to what U S WEST provides itself. For purposes of this Attachment 5, "equal in quality" shall mean, among other things, equal to the timeliness, responsiveness, accuracy and integrity of the provisioning of or access to the Network Element U S WEST provides itself through such business processes.

     1.2.         General Business Requirements

     1.2.2            U S WEST Contact with Subscribers

                      1.2.2.1. AT&T at all times shall be the primary contact
                               and account control for all interactions with its subscribers, except as specified by AT&T. AT&T subscribers include active Customers as well as those for whom service orders are pending.

                      1.2.2.2 U S WEST shall ensure that any U S WEST personnel who may receive customer inquiries, or otherwise have opportunity for subscriber contact: (i) provide appropriate referrals and telephone numbers to subscribers who inquire about /AT&T services or products; (ii) do not in any way disparage AT&T or its products or services during such inquiry or subscriber contact; and (iii) do not provide information about U S WEST products or services during that same inquiry or subscriber contact.

                      1.2.2.3 AT&T shall ensure that any AT&T personnel who may receive customer inquiries, or otherwise have opportunity for subscriber contact: (i) provide appropriate referrals and telephone numbers to subscribers who inquire about
______________________________

/1/ Per Order 27236 at 8; Subsection 1.2. - 1.2.3 per Sixth Order at p. 3.

                                                                    Attachment 5

                               U S WEST services or products; (ii) do not in any way disparage U S WEST, or its products or services during such inquiry or subscriber contact; and (iii) do not provide information about AT&T products or services during that same inquiry or subscriber contact.

                      1.2.2.4 U S WEST shall not use AT&T's request for subscriber information, order submission or any other aspect of AT&T's processes or services to aid U S WEST's marketing or sales efforts.

              1.2.3   Expedite, Escalation and Disaster Procedures

                      1.2.3.1 No later than sixty (60) days after request, U S WEST and AT&T shall develop mutually acceptable escalation and expedite procedures which may be invoked at any point in the Service Ordering, Provisioning, Maintenance and Subscriber Usage Data transfer processes to facilitate rapid and timely resolution of disputes. Within the said sixty (60) day period, U S WEST and AT&T will establish intercompany contact lists for purposes of handling subscriber and other matters which require attention/resolution outside of normal business procedures. To the extent possible, U S WEST shall notify AT&T of any changes to its escalation contact list at least one (1) week before such changes are effective.

                      1.2.3.2 No later than sixty (60) days after request, U S WEST and AT&T shall jointly establish contingency and disaster recovery plans for those cases in which normal Service Ordering, Provisioning, Maintenance, Billing and other procedures for U S WEST's unbundled Network Elements, features, functions and resale services are inoperable.

              1.2.4   Operational and Technological Changes

                      1.2.4.1 U S WEST shall notify AT&T of any material operational or technological (e.g., network, systems interfaces) changes related to any services, interconnection methods, or Network Elements purchased by AT&T. At the time U S WEST decides to make such a change, U S WEST will notify AT&T in sufficient time to allow AT&T to make necessary adjustments to accommodate the change, but in no case with less than thirty (30) days' notice, unless otherwise agreed to by the Parties. Objections to the proposed change must be given in writing to U S WEST in a reasonable time. For the purposes of this Section, material changes shall be defined as those changes which will likely impact current interactions between AT&T (or its customers) and U S WEST.

                      1.2.4.2 U S WEST agrees to notify AT&T whenever an AT&T subscriber who is provided local service through services for resale, INP/NP, or unbundled Network Elements changes AT&T PIC status.

              1.2.5   Customer of Record

                      1.2.5.1 Providing AT&T has obtained proper Customer Authorization, U S WEST shall recognize AT&T as the Customer of Record for all Network Elements or services for resale ordered by AT&T and shall send all notices, invoices, and

                                                                    Attachment 5

                               information which pertain to such ordered services directly to AT&T. AT&T will provide U S WEST with addresses to which U S WEST shall send all such notices, invoices, and information.

              1.2.6   Work Center Interface Procedures

                      1.2.6 U S WEST and AT&T shall, within ninety (90) days after request, develop and implement Work Center Interface Procedures for each function/ business process necessary for fulfilling the terms of this Agreement.

     1.2.2    Service Offerings

              1.2.2.1      Changes in Retail Service Offerings

                      1.2.2.1.1 Pursuant to Section 23.2 of this Agreement, U S WEST shall provide summaries to AT&T describing the proposed change(s) of services which are available for resale pursuant to this Agreement.

                      1.2.2.1.2 [Intentionally left blank for numbering consistency]

                      1.2.2.1.3 U S WEST shall provide AT&T with access to new services, features, and functions concurrent with U S WEST's notice to AT&T of such changes, so that AT&T may evaluate these services.

              1.2.2.2 Essential Services

                      1.2.2.2.1 U S WEST shall designate trunks or lines as an Essential Service Line (ESL) or
                                  Telecommunications Service Priority (TSP), whichever is applicable, upon AT&T's request, based on industry standards.

              1.2.2.3 Blocking Services

                      1.2.2.3.1 Upon request from AT&T, U S WEST shall provide blocking in accordance with U S WEST standard intervals for 700, 900, and 976 services, or other services of similar type as may now exist or may be developed in the future according to industry standards, and shall provide Billed Number Screening (BNS), including required LIDB updates, or equivalent service for blocking completion of bill-to-third party and collect calls, on a line, trunk, or individual service basis.

              1.2.2.4 Training Support

                      1.2.2.4.1 U S WEST will train its employees who may communicate with AT&T subscribers to treat AT&T in a nondiscriminatory manner. U S WEST will solicit and may take into account input from AT&T in the development of such training and will permit AT&T to review, but not approve, such training. Such training will comply with the branding requirements of this Agreement.

                      1.2.2.4.2 U S WEST or its agent shall train AT&T employees on U S WEST's systems and processes necessary to assure the accuracy of required information exchange between AT&T. Information/materials provided to AT&T should include, at a minimum, operational and procedural information, and

                                                                    Attachment 5

                                  U S WEST-specific system access/interface instruction for performing similar functions.

              1.2.2.5 Carrier Identification Codes

                      U S WEST shall provide to AT&T the active Carrier Identification Codes (CIC) for both Dial 1 and toll free (e.g., 800, 888) services for each of its access tandems pursuant to industry guidelines.

2.       Pre-Ordering

         2.1      General Business Requirements

              2.1.1   Street Address Guide (SAG)

                      Within sixty (60) days after request, U S WEST shall provide to AT&T the SAG data, or its equivalent, in a mutually agreed to format. All changes to the SAG shall be provided to AT&T on a weekly basis.

              2.1.2   CLASS and Custom Features

                      2.1.2.1 AT&T may order the entire set of CLASS and Custom features and functions, or a subset of any one or any combination of such features. In addition, U S WEST shall provide AT&T with a list of features and functions available on an end office by end office basis.

              2.1.3   Customer Payment History

                      2.1.3.1 AT&T and U S WEST agree to make available to a mutually agreed upon third-party credit reporting agency, on a timely basis, such of the following Customer payment history information available for each person or entity that applies for local service or intraLATA toll Telecommunications Service(s) from either carrier:

                               2.1.3.1.1    Applicant's name;
                               2.1.3.1.2    Applicant's address;
                               2.1.3.1.3 Applicant's previous phone number, if any;
                               2.1.3.1.4 Amount, if any, of unpaid balance in applicant's name;
                               2.1.3.1.5 Whether applicant is delinquent on payments;
                               2.1.3.1.6 Length of service with prior local or intraLATA toll provider;
                               2.1.3.1.7    Whether applicant had local or
                                            intraLATA toll service terminated or
                                            suspended within the last six (6)
                                            months with an explanation of the
                                            reason therefore; and,
                               2.1.3.1.8 Whether applicant was required by prior local or intraLATA toll provider to pay a deposit or provide another form of security including the amount of each.

                      2.1.3.2 Such information shall be provided on the condition that the credit reporting agency only make such information available to the carrier to which the person or entity in question has applied for Telecommunication Service.

              2.1.4   Number Administration/Number Reservations

                      2.1.4.1 Until Number Administration functions are assumed by a neutral third party in accordance with FCC rules and regulations, U S WEST shall assign NXXs to

                                                                    Attachment 5

                               AT&T on a non-discriminatory and equivalent basis following NANP guidelines. In addition, U S WEST shall provide testing and loading of AT&T's NXX on the same basis as U S WEST provides itself or its Affiliates. Further, in U S WEST's role as number administrator, it shall provide AT&T with access to abbreviated dialing codes, access arrangements for 555 line numbers, and the ability to obtain telephone numbers, including vanity numbers, while a customer is on the phone with AT&T. U S WEST shall provide the same range of number choices to AT&T, including choice of exchange number, as U S WEST provides its own customers. Reservation and aging of numbers shall remain U S WEST's responsibility.

                      2.1.4.2 AT&T may reserve blocks of U S WEST telephone numbers in accordance with U S WEST's tariffs, or in the same manner U S WEST reserves telephone numbers for its own use.

                      2.1.4.3 Where AT&T has obtained its own NXX, but has purchased U S WEST services for resale or Network Elements, U S WEST agrees to recognize the AT&T NXX in U S WEST's switch according to the local calling area defined by AT&T and approved by the Commission.

                      2.1.4.4 For resale and the unbundled switching element, U S WEST shall accept AT&T orders for vanity numbers and blocks of numbers for use with complex services including, but not limited to, DID, CENTREX, and hunting arrangements, as requested by AT&T on a non-discriminatory, equivalent basis following NANP guidelines.

                      2.1.4.5 For simple services, U S WEST shall provide real-time electronic interfaces to AT&T to obtain telephone number confirmation while the customer is on the line. When real time electronic interfaces are not available for simple services number reservations, U S WEST shall provide alternative means for confirmation of the number reservation while the customer is on the line. For number reservations associated with complex services, U S WEST shall provide confirmation of the number reservation within forty-eight (48) hours of AT&T's request or within such time as U S WEST may provide to itself or Affiliates, whichever is less.

                      2.1.4.6  Number Resources Arrangements

                               2.1.4.6.1 Nothing in this Agreement shall be
                                         construed in any manner to limit or
                                         otherwise adversely impact either
                                         Party's right to the request and
                                         assignment of any NANP number resources
                                         including, but not limited to, central
                                         office (NXX) codes pursuant to the
                                         Central Office Code Assignment
                                         Guidelines (last published by the
                                         Industry Numbering Committee ("INC") as
                                         INC 95-0407-008, Revision 4/19/96,
                                         formerly ICCF 93-0729-010).

                               2.1.4.6.2 To the extent U S WEST serves as
                                         Central Office Code Administrator for a
                                         given region, U S WEST will support all
                                         AT&T requests related to central office
                                         code (NXX) administration and
                                         assignments in the manner required and
                                         consistent with the Central Office Code
                                         Assignment Guidelines.

                                                                    Attachment 5

                               2.1.4.6.3 [Intentionally left blank for numbering
                                         consistency]

                               2.1.4.6.4 The Parties will comply with (NXX)
                                         administration requirements as
                                         prescribed by the FCC, the Commission,
                                         and accepted industry guidelines .

                               2.1.4.6.5 It shall be the responsibility of each
                                         Party to program and update its own
                                         switches and network systems pursuant
                                         to the Local Exchange Routing Guide
                                         ("LERG") guidelines to recognize and
                                         route traffic to the other Party's
                                         assigned NXX codes at all times.
                                         Neither Party shall impose any fees or
                                         charges whatsoever on the other Party
                                         for such activities. The Parties will
                                         cooperate to establish procedures to
                                         ensure the timely activation of NXX
                                         assignments in their respective
                                         networks.

                               2.1.4.6.6 Each Party shall be responsible for
                                         notifying its customers of any changes
                                         in numbering or dialing arrangements to
                                         include changes such as the
                                         introduction of new NPAs or new NXX
                                         codes.

                               2.1.4.6.7 Until an impartial entity is appointed
                                         to administer telecommunications
                                         numbering, U S WEST will assign NXX
                                         codes to AT&T in accordance with
                                         national guidelines at no charge and on
                                         a nondiscriminatory basis.

                               2.1.4.6.8 Each Party is responsible for
                                         administering NXX codes assigned to it.
                                         Each Party is responsible for obtaining
                                         Local Exchange Routing Guide (LERG)
                                         listings of CLLI codes assigned to its
                                         switches. Each party shall use the LERG
                                         published by Bellcore or its successor
                                         for obtaining routing information and
                                         shall provide all required information
                                         to Bellcore for maintaining the LERG in
                                         a timely manner.

                      2.1.4.7 U S WEST shall provide provisioning support outside of scheduled work hours on a nondiscriminatory exception basis as requested by AT&T. Such support may be subject to a minimum labor charge.

                      2.1.4.8 Service Assurance Warranties and Incentives: U S WEST shall provide to AT&T service assurance warranties and incentives as U S WEST provides such service warranties and incentives to its own end users or any other Person except as otherwise provided by the Commission.

                      2.1.4.9 Availability of Network Capacity: Consistent with AT&T's forecasts, U S WEST shall deploy and keep deployed network facilities for AT&T services in a non-discriminatory manner and in the same manner as U S WEST makes such facilities available to itself for its services.

                      2.1.4.10 Workcenter Interface Methods and Procedures: U S
                               WEST and AT&T shall finalize interface methods and procedures between their respective work centers detailing systems and processes for ordering and provisioning. Such methods and procedures shall be completed within one hundred twenty (120) days after a written request of either Party. The lack of workcenter interface

                                                                    Attachment 5

                               methods and procedures shall not inhibit the provision of services under this Agreement.

     2.2      Service Order Process Requirements

              2.2.1   [Intentionally left blank for numbering consistency]

              2.2.2   Specific Unbundling Requirements

                      2.2.2.1 When ordering a Combination, AT&T shall have the option of ordering all features, functions and capabilities of each Network Element.2

                      2.2.2.2 When AT&T orders Network Elements, U S WEST shall provision all features, functions, and capabilities appropriate to the Network Elements which may include, but are not limited to:

                               2.2.2.2.1 the basic switching function of
                                         connecting lines to lines, lines to
                                         trunks, trunks to lines, and trunks to
                                         trunks, as well as the same basic
                                         capabilities made available to U S
                                         WEST's Customers, such as telephone
                                         number, white page listing, and dial
                                         tone; and

                               2.2.2.2.2 all other features the switch has
                                         activated, including, but not limited
                                         to, custom calling, custom local area
                                         signaling service features and Centrex,
                                         as well as any technically feasible
                                         customized routing functions provided
                                         by the switch.

     2.3      Systems Interfaces and Information Exchanges

              2.3.1   General Requirements
                      [Intentionally left blank for numbering consistency]

              2.3.2 Pre-Ordering and Provisioning for Resale Services and Unbundled Network Elements

                      2.3.2.1 U S WEST shall provide to AT&T a list of all intraLATA and interLATA carriers available for Customer selection on a central office level.

                      2.3.2.2 [Intentionally left blank for numbering consistency].

                      2.3.2.3 U S WEST shall provide AT&T with access to Customer Profile Information (CPI) without requiring AT&T to produce a signed Letter of Authorization (LOA) subject to proof of authorization requirements contained in this Agreement, based on AT&T's blanket representation that the Customer has authorized AT&T to obtain such CPI.

                               2.3.2.3.1 CPI shall be in a mutually agreed to format at the line and/or trunk level. U S WEST shall provide to AT&T a real-time, electronic interface to U S WEST Customer
                                            information systems which will allow
                                            AT&T to obtain the Customer profile,
                                            which may include, but not be
                                            limited to, Customer name, service
                                            addresses, billed telephone
                                            number(s), and identification of
_____________________

/2/ Per Order 27236 at 8.

                                                                    Attachment 5

                                   features and services provided by U S WEST on the Customer accounts, and to obtain information on all features and services available in the end office where Customer's services are currently provisioned. The preceding information may not include services deemed not to be Telecommunications Services by the Commission.

                                2.3.2.3.1.1 Until access is available via a
                                            real-time, electronic interface for
                                            CPI, U S WEST agrees that AT&T can
                                            obtain CPI in an interim mutually
                                            agreed to manner and in accordance
                                            with Section 3.2 of this Attachment
                                            to facilitate the service order
                                            process.

                      2.3.2.5 U S WEST shall provide to AT&T, upon request, a list of all current features and functions technically available from each switch, by switch CLLI. Planned services shall be provided to AT&T at least thirty (30) days prior to their availability.U S WEST shall be permitted to charge AT&T any efficient, incremental costs associated with providing the required information./3/

                      2.3.2.6  [Intentionally left blank for numbering
                               consistency}

                      2.3.2.7 Pending or Held Orders: U S WEST shall provide, when available, the AT&T information regarding a subscribers previous pending or held orders. If the subscriber has a pending or held order, the status of the order shall not be negatively impacted as a result of the subscriber changing local service providers (i.e. due date for pending service changed to later date).

                      2.3.2.8 Special Construction: When U S WEST determines that special construction is required, U S WEST shall notify AT&T on a timely basis of special construction requirements and charges, and obtain AT&T authorization before beginning such construction.

              2.3.3   Pre-Ordering and Provisioning for Unbundling

                      2.3.3.1 U S WEST shall provide to AT&T, upon reasonable request, sufficient engineering design and layout information for Network Elements for specific applications.

                      2.3.3.2 U S WEST shall provide to AT&T, upon request, advance information of the details and requirements for planning and implementing NPA splits in accordance with NANP Guidelines.

                      2.3.3.3 U S WEST shall make engineering support available to AT&T as is normal and customary in the provision of Telecommunications Services, Network Elements, Combinations/4/ or Ancillary Functions as described in this Agreement. AT&T may request additional engineering support.


________________________

/3/ Per First Order at 17; Per Third Order at 12.
/4/ Per Order 27236 at 8.

                                                                    Attachment 5

3.       Ordering and Provisioning
     3.1      General Business Requirements

              3.1.1   Ordering and Provisioning Parity

                      U S WEST shall provide AT&T with the same level of ordering and provisioning support as U S WEST provides itself in accordance with standards and performance measurements that U S WEST uses and/or which are required by law, regulatory agency, or by U S WEST's own internal procedures, whichever are the most rigorous. These standards shall apply to the quality of the technology, equipment, facilities, processes, and techniques (including, but not limited to, such new architecture, equipment, facilities, and interfaces as U S WEST may deploy) that U S WEST provides to AT&T under this Agreement.

              3.1.2 InterconnectionService Center (ISC)/Single Point of Contact (SPOC)

                      3.1.2.1 U S WEST shall provide a Systems Interface Help Desk or equivalent which shall serve for all activities involved in the electronic interface for ordering and provisioning of U S WEST's unbundled Network Elements, features, functions, and Resale Services.. The Systems Interface Help Desk or equivalent shall be available twenty-four
                               (24) hours a day, seven (7) days a week.

                      3.1.2.2 U S WEST shall provide a Single Point of Contact ("SPOC") and shall provide to AT&T toll-free nationwide telephone numbers (available during U S WEST's scheduled work hours) answered by competent, knowledgeable personnel, trained to answer questions and resolve problems in connection with the ordering and provisioning of unbundled Network Elements, features, functions, capabilities, and Resale Services. U S WEST will provide sufficient resources to provide equivalent, or as otherwise agreed to by the Parties, service to AT&T.

                      3.1.2.3 In addition to the electronic interfaces provided for elsewhere in this Agreement, U S WEST shall provide, as requested by AT&T through the SPOC, provisioning and dispatch in the form of coordinated scheduling, status, and dispatch capabilities equivalent to that which U S WEST provides itself or as otherwise agreed to by the Parties.

              3.1.3   Carrier Selection

                      3.1.3.1 For Services for Resale or unbundled Network Elements, U S WEST shall provide to AT&T, no later than January 1, 1997, the capability to order local service, and intraLATA, and interLATA, toll services by entering AT&T subscriber's choice of carrier on a single order. U S WEST will offer other carrier selection choices as they become available. U S WEST shall provide AT&T with the capability to order separate interLATA and intraLATA carriers on a line or trunk basis where 1+ presubscription is available.

                      3.1.3.2 Where intraLATA 1+ presubscription is not available, or if the subscriber does not select an intraLATA toll carrier, U S WEST agrees to provide intraLATA toll services for resale to AT&T and to recognize the end user as the customer of AT&T for intraLATA toll. AT&T shall designate the default carrier for all other toll calls if the subscriber does not select a carrier. In all cases, U S WEST will route toll calls to the appropriate carrier as designated by AT&T.

                                                                    Attachment 5

              3.1.4   Notification to Long Distance Carrier

                      3.1.4.1 U S WEST will not accept PIC change requests through the CARE process for AT&T local service customers. AT&T's long distance operations may obtain such CARE transactions for AT&T long distance customers from the customer's local service provider. U S WEST agrees to notify IXCs using OBF approved CARE transactions, whenever an IXC Customer who is provided local service through Services for Resale, INP/NP, or unbundled Network Elements changes PIC status.

                      3.1.4.2 U S WEST shall implement new Transaction Code Status Indicators ("TCSIs") 2033, 2233, 3147, and 3148. The new local service provider identification ("LSPID") will be included on these transactions if the new Local Service Provider agrees U S WEST should provide the information to a long distance provider as defined by the OBF in support of Local Resale.

                      3.1.4.2 U S WEST shall implement new Transaction Code Status Indicators ("TCSIs") 2033, 2233, 3147, and 3148. The new local service provider identification ("LSPID") will be included on these transactions if the new lLocal sService pProvider agrees U S WEST should provide the information to a long distance provider as defined by the OBF in support of Llocal Rresale. U S WEST shall implement TCSIs used in conjunction with the new local service provider ("LSP") identification code for handling account maintenance, customer service, and trouble administration issues. These TCSIs include 4001/02/05, 4201-4205, 4301, 2033, 2233, 3147,
                               3148, 3149, and others as the OBF may define.

                               3.1.4.2.1 In addition, U S WEST shall implement
                                         TCSIs, when available, used in
                                         conjunction with the new Ported
                                         Telephone Number field to link "shadow"
                                         and ported telephone numbers in support
                                         of Interim Number Portability. These
                                         TCSIs include 2231, 3150, 3151, and
                                         others as the OBF may define.

              3.1.5  Ordering Interconnection

                     The Parties agree to utilize the OBF-ASR process for ordering interconnection trunks, which is the same process used to order Access Services. When the ordering Party requests facilities, routing, or optional features different than those determined to be available, the Parties will work cooperatively in determining an acceptable configuration based on available facilities, equipment and routing plans.

     3.2      Service Order Process Requirements

              3.2.1   OBF Compliance

                      3.2.1.1 U S WEST and AT&T shall generally follow the OBF-developed ordering and provisioning process guidelines. These processes include, but are not limited to, pre-order service inquiry, pre-order service inquiry response, firm order, acknowledgment/rejection, firm order confirmation, delay notification, and completion notification. U S WEST agrees to work cooperatively to generally comply with future OBF developed guidelines.

              3.2.2   Service Migrations and New Customer Additions

                                                                    Attachment 5

                      3.2.2.1 For resale services, U S WEST shall not require a disconnect order from a Customer, another local service provider, or any other entity, to process an AT&T order to establish AT&T Local Service and/or migrate a Customer to AT&T local service.

                      3.2.2.2 For resale services, U S WEST shall not disconnect any Customer service or existing features available under this Agreement at any time during the migration of that Customer to AT&T service without AT&T prior agreement.

                      3.2.2.3 For services provided through unbundled Network Elements, U S WEST shall recognize AT&T as an agent for the Customer in coordinating the disconnection of services provided by another CLEC or U S WEST.

                      3.2.2.4 Unless otherwise directed by AT&T, when AT&T orders resale services or Network Elements all trunk or telephone numbers currently associated with existing services shall be retained without loss of feature capability and without loss of associated ancillary services including, but not limited to, Directory Assistance and 911/E911 capability for those services or features which U S WEST controls and which are available under this Agreement.

                      3.2.2.5 For Customer conversions requiring coordinated cut-over activities, U S WEST and AT&T will agree on a scheduled conversion time(s), which will be a designated two-hour time period within a designated date. Unless expedited, U S WEST and AT&T shall schedule the cut-over window at least forty-eight (48) hours in advance, and as part of the scheduling, U S WEST shall estimate for AT&T the duration of any service interruption that the cut-over might cause. The cut-over time will be defined as a thirty (30) minute window within which both the AT&T and U S WEST personnel will make telephone contact to complete the cut-over.

                               3.2.2.5.1 U S WEST will coordinate activities of
                                         all U S WEST work groups involved with
                                         the conversion. This coordination will
                                         include, but not be limited to, work
                                         centers charged with manual cross-
                                         connects, electronic cross-connect
                                         mapping, and switch translations
                                         (including, but not limited to,
                                         implementation of interim local number
                                         portability translations).

                               3.2.2.5.2 As soon as possible, but in no event
                                         later than one (1) hour after
                                         completion, U S WEST will notify AT&T
                                         when coordinated cut- over is complete.

                               3.2.2.5.3 End user service interruption shall not
                                         exceed twenty (20) minutes during any
                                         cut-over. The average interruption
                                         caused by the cut-over of AT&T
                                         Customers shall not exceed ten (10)
                                         minutes. However, If any service
                                         interruption is to exceed twenty (20)
                                         minutes, U S WEST will immediately
                                         notify AT&T of such delay

                               3.2.2.5.4 Within the appointed thirty (30) minute
                                         cut-over time, the U S WEST person will
                                         call the AT&T person designated to
                                         perform cross-connection work and when
                                         the U S WEST person is reached in that
                                         interval such work will be promptly
                                         performed.

                                                                    Attachment 5

                                         If the AT&T person is not ready within
                                         the appointed interval, and if AT&T had
                                         not called to reschedule the work at
                                         least two (2) hours prior to the start
                                         of the interval, U S WEST and AT&T will
                                         reschedule the work order and AT&T will
                                         pay the non- recurring installation
                                         charge for the Unbundled Loops
                                         scheduled for the missed appointment.
                                         In addition, non-recurring installation
                                         charges for the rescheduled appointment
                                         will apply. If the U S WEST person is
                                         not available or not ready at any time
                                         during the thirty (30) minute interval,
                                         AT&T and U S WEST will reschedule and U
                                         S WEST will waive the non-recurring
                                         charge for the Unbundled Loops
                                         scheduled for that interval. If a Party
                                         unreasonably prolongs or extends the
                                         time required to accomplish the
                                         coordinated cut-over, that Party shall
                                         be responsible for the reasonable labor
                                         charges incurred by the other Party as
                                         a result of that delay. Delays caused
                                         by the customer are the responsibility
                                         of AT&T. In addition, if AT&T has
                                         ordered INP as a part of the Unbundled
                                         Loop installation, U S WEST will
                                         coordinate implementation of INP with
                                         the Unbundled Loop installation.

                      3.2.2.6 Service Order: U S WEST shall provide AT&T the capability to issue a service order for unbundled Network Elements, Combinations/5/, And Resale Services.

                      3.2.2.7 PLOC Changes: U S WEST shall provide AT&T the capability to transfer a customer with no feature changes to AT&T through a streamlined PLOC (Primary Local Carrier) transfer process.

                      3.2.2.8 Status: U S WEST shall provide the AT&T status on a service order when the status of the order changes.

                      3.2.2.9 Modifies: U S WEST shall provide AT&T the capability to modify the service order any time after it has been issued, however, U S WEST may require the issuance of a supplemental or change order.

                      3.2.2.10 Cancel: U S WEST shall provide AT&T the capability to cancel the service order any time after it has been issued.

                      3.2.2.11 Coordinated Service Orders: U S WEST shall provide AT&T the capability to relate coordinated services orders, and identify those service orders that require coordination with AT&T, or the subscriber, or the subscriber's vendor. When so identified, U S WEST will follow any specific instructions indicated on the service order so that the subscriber's service is not negatively affected by the service turn-up activity.

                      3.2.2.12 Expedite Process: U S WEST and AT&T shall mutually develop expedite procedures to be followed when AT&T determines an expedite is required to meet subscriber service needs.



______________________________
/5/ Per Order 27236 at 8

                                                                    Attachment 5

                      3.2.2.13 Expedites: U S WEST shall provide AT&T the capability to expedite a service order. Within two (2) business hours after a request from AT&T for an expedited order, U S WEST shall notify AT&T of U S WEST's confirmation to complete, or not complete, the order within the expedited interval.

             3.2.3  Intercept Treatment and Transfer of Service Announcements

                      3.2.3.1 U S WEST shall provide unbranded intercept treatment and transfer of service announcements to AT&T Customers. U S WEST shall provide such treatment and transfer of service announcement for all service disconnects, suspensions, or transfers, in the same manner as that which U S WEST provides to its own end users. U S WEST's current standard time periods for providing such announcements is three (3) months for residential service and twelve (12) months for business service. AT&T may request extensions at parity with that which U S WEST provides to its end-users.

                      3.2.3.2 Pursuant to this Agreement, AT&T shall provide unbranded intercept treatment and transfer of service announcements to U S WEST Customers. AT&T shall provide such treatment and transfer of service announcement for all service disconnects, suspensions, or transfers, at parity with that which AT&T provides its own end users. AT&T standard time periods for providing such announcements is three (3) months for residential service and twelve (12) months for business service. U S WEST may request extensions at parity with that which AT&T provides its end-users.

              3.2.4  Due Date

                      3.2.4.1 U S WEST and AT&T shall mutually agree on what services and circumstances are subject to the standard interval process to determine the due date or the requested/committed due date process.

                      3.2.4.2 For those services and circumstances that U S WEST and AT&T agree shall be handled by the standard interval process, U S WEST shall supply AT&T with standard due date intervals on a nondiscriminatory basis to be used by AT&T personnel to determine service installation dates. Under those circumstances U S WEST shall complete the provisioning within the standard interval.

                                    3.2.4.2.1 If AT&T requests a due date
                                              earlier than the standard due date
                                              interval, then expedite charges
                                              may apply.

                      3.2.4.3 For those services and circumstances that U S WEST and AT&T agree shall be handled by the requested/committed due date process, AT&T may request a due date on each order. U S WEST will provide an offered due date on a nondiscriminatory basis. If AT&T accepts the offered due date then such date shall become the committed due date. U S WEST will complete the order on the committed due date unless otherwise authorized by AT&T.

                                    3.2.4.3.1 If AT&T requires a due date
                                              earlier than the U S WEST offered
                                              due date and U S WEST agrees to
                                              meet the AT&T required

                                                                    Attachment 5

                                       due date then that required due date
                                       becomes the committed due date and
                                       expedite charges may apply.

                      3.2.4.4 Subsequent to an initial order submission, AT&T may request a new/revised due date that is earlier than the committed due date. If U S WEST agrees to meet that new/revised due date, then that new/revised due date becomes the committed due date and expedite charges may apply.

                      3.2.4.5 Any special or preferred scheduling options available, internally or externally, to U S WEST for ordering and provisioning services shall also be available to AT&T.

              3.2.5   Customer Premises Inspections and Installations

                      3.2.5.1 AT&T shall perform or contract for all needs assessments, including equipment and installation requirements, at the Customer premises.

                      3.2.5.2 U S WEST shall provide AT&T with the ability to schedule dispatches for work under this Agreement.

                      3.2.5.3 U S WEST shall provide, at AT&T's request, extended demarcation beyond the NID using intrabuilding riser and lateral beyond the NID. This provision shall not require U S WEST to provide inside wire.

              3.2.6   Firm Order Confirmation (FOC)

                      3.2.6.1 U S WEST shall provide to AT&T, via an electronic interface, a Firm Order Confirmation ("FOC") for each AT&T order. The FOC shall contain on a per line and/or trunk basis an enumeration of AT&T ordered unbundled Network Elements (and the specific U S WEST naming convention applied to that Network Element or Combination/6/), features, functions, Resale Services, options, physical interconnection, quantity, and U S WEST committed due date for order completion.

                      3.2.6.2 For a revised FOC, U S WEST shall provide order detail on a per line or per trunk level basis, as well as the order detail from the prior FOC.

              3.2.7   Order Rejections

                      3.2.7.1 U S WEST shall reject and return to AT&T any order that U S WEST cannot provision, due to technical reasons, missing information, or jeopardy conditions in accordance with performance measurements as defined herein. When an order is rejected, U S WEST shall, in its rejection notification, specifically describe all of the reasons for which the order was rejected. U S WEST shall not reject any orders on account of the requested due date.

                      3.2.7.2 On an exception basis, to the extent that errors cannot be corrected pursuant to electronic interface processes, U S WEST agrees to accept

___________________________
/6/ Per Order 27236 at 8.

                                                                    Attachment 5

                                    verbal order corrections from AT&T. U S WEST shall timely inform AT&T by telephone of any minor issues which can be handled over the phone. As required AT&T will provide a supplemental order reflecting changes to the original service order.

              3.2.8   Service Order Changes

                      3.2.8.1 If an installation or other AT&T-ordered work request requires a change from the original AT&T service order in any manner, U S WEST shall call AT&T in advance of performing the installation or other work to obtain authorization. U S WEST shall then provide AT&T an estimate of additional labor hours and/or materials. After all installation or other work is completed, U S WEST shall notify AT&T of actual labor hours and/or materials used in accordance with regular service order completion schedules.

                                    3.2.8.1.1 If additional work is completed on
                                              a service order, as approved by
                                              AT&T, the cost of the additional
                                              work must be reported to AT&T in
                                              accordance with regular service
                                              order completion schedules.

                                    3.2.8.1.2 If a service order is partially
                                              completed, notification must
                                              identify the work that was done
                                              and the work remaining to be
                                              completed.

                      3.2.8.2 If an AT&T Customer requests a service change at the time of installation or other work being performed by U S WEST on behalf of AT&T, U S WEST, while at the Customer premises, shall direct the AT&T Customer to contact AT&T so as to avoid unnecessary delays in service activation should the U S WEST representative leave Customer premises prior to completing the installation.

              3.2.9   Jeopardy Situations

                      To the extent jeopardy information is available, U S WEST shall provide to AT&T notification of any jeopardy situations prior to the committed due date, missed appointments and any other delay or problem in completing work specified on AT&T service order as detailed on the FOC, in accordance with the Performance Measurements as defined herein.

              3.2.10  Cooperative Testing
                      3.2.10.1 Network Testing

                                    3.2.10.1.1 To the extent that USWC provides
                                               testing for services offered to
                                               its end users and to the extent U
                                               S WEST provides testing for
                                               itself, U S WEST shall perform
                                               all pre-service testing prior to
                                               the completion of the AT&T order,
                                               including testing on local
                                               service facilities and switch
                                               translations, including, but not
                                               limited to, verification of
                                               features, functions, and services
                                               ordered by AT&T.

                                    3.2.10.1.2 The Parties agree to cooperate in
                                               testing that is required to
                                               complete service orders.

                                                                    Attachment 5

                      3.2.10.2      Systems and Process Testing

                                    3.2.10.2.1 Upon AT&T's request, U S WEST
                                               shall cooperate with AT&T to
                                               ensure that all operational
                                               interfaces and processes are in
                                               place and functioning properly
                                               and efficiently. Testing shall
                                               simulate actual operational
                                               procedures and systems interfaces
                                               to the greatest extent possible.
                                               AT&T may request cooperative
                                               testing to ensure service
                                               performance, reliability, and
                                               Customer service ability.

              3.2.11  Service Suspensions/Restorations

                      3.2.11.1 For services other than non-switched, upon AT&T's request through a Suspend/Restore Order, U S WEST shall suspend or restore the functionality of any Network Element, feature, function, or Resale Service. U S WEST shall provide restoration priority on a per Network Element or Combination/7/ basis in a manner that conforms with AT&T requested priorities and any applicable regulatory rules and regulations or government requirements.

              3.2.12  Disconnects

                      3.2.12.1 U S WEST shall provide to AT&T daily information in a mutually agreed upon format notifying AT&T of any services disconnected from AT&T. This report will itemize a change in local service provider or outward line movement on service order activity.

              3.2.13  Order Completion Notification

                      3.2.13.1 Upon completion of a service order by U S WEST in its system(s), U S WEST shall submit to AT&T an order completion which details the work performed (including a list of features and functions installed), the date completed, charges associated with the order, and verification of accurate service completion. Notification shall be provided in accordance with mutually agreed upon intervals.

              3.2.14  Intentionally left blank for numbering consistency.

              3.2.15  Specific Unbundling Requirements

                      3.2.15.1 Prior to providing service in a specific geographic area or when AT&T requires a change of network configuration, AT&T may elect to place an order with U S WEST requiring U S WEST to prepare Network Elements and switch translations in advance of orders for additional Network Elements from AT&T.

                      3.2.15.2 When AT&T orders combinations of currently connected Network Elements, U S WEST shall ensure that such Network Elements
________________________________
/7/ Per Order 27236 at 8.

                                                                    Attachment 5

                                    remain connected and functional without any disconnection or disruption./8/

                      3.2.15.3 Order combinations of Contiguous Network Elements shall be available to be ordered
                                    (i) on a case-by-case basis for those
                                    Network Elements that are Customer-specific;
                                    or (ii) on a common-use (non-end user
                                    specific) basis for those Network Elements that are shared by multiple Customers./9/

                      3.2.15.4 Individual Network Elements shall be identified and ordered by AT&T so that they can be provisioned together.

                      3.2.15.5 U S WEST shall provide technical assistance to AT&T with respect to unbundled Network Elements pursuant to Section 2.3.3.3 of this Attachment.

                      3.2.15.6 Each order for Network Elements will contain administration, bill, contact, and Customer information, as defined by the OBF.

                      3.2.15.7 When ordering unbundled switch ports, AT&T is requested to specify the desired signaling (e.g. loop start, ground start or loop reverse battery options.

                                    3.2.15.7.1 To the extent AT&T requires an
                                               Unbundled Loop to provide ISDN,
                                               HDSL, ADSL, DS1 service or other
                                               channel performance options, such
                                               requirements will be identified
                                               on the order for Unbundled Loop
                                               Service.

                                    3.2.15.7.2 The actual loop facilities
                                               provided may utilize various
                                               technologies or combinations of
                                               technologies. Basic Unbundled
                                               Loops provide an analog facility
                                               to AT&T.

              3.2.16  Interim Interfaces

                      3.2.16.1 U S WEST will offer interim interfaces via Interconnect Mediated Access as documented in Document Number T-12-99-116472-00-02, current as of the Effective Date of this Agreement, or as mutually agreed to by the Parties.

                      3.2.16.2      Until the electronic interface described in
                                    Section 3.2.16.1 is available for the
                                    required services, U S WEST agrees that the Interconnect Service Center (ISC) or similar function will accept AT&T orders. Orders will be transmitted to the ISC via mutually agreed procedures.

                      3.2.16.3 Until industry standards are completed and implemented pursuant to Section 3.3.2 of this Attachment, U S WEST and AT&T agree to use interim interfaces as described in
                                    Section 3.2.16.1 above.

              3.2.17  Ordering and Maintenance


_______________________________
/8/ Per Order 27236 at 8.
/9/ Per Order 27236 at 8.

                                                                    Attachment 5

                      3.2.17.1 For the purpose of ordering unbundled Network Elements or Combinations/10/, AT&T shall provide a blanket letter of authorization to U S WEST indicating that it shall be duly authorized by its customer to process such service orders.

                      3.2.17.2 If there is a conflict between an end user (and/or its respective agent) and AT&T regarding the disconnection or provision of unbundled Network Elements or
                                    Combinations/11/, U S WEST will honor the latest dated proof of authorization designating an agent by the end user or its respective agent. Compensation for unauthorized disconnections or transfers shall be in accordance with (S) 258 of the Act or by Commission rule.

                      3.2.17.3 AT&T has primary responsibility for its own end user base and will have the responsibility for resolution of any service trouble report(s) from its customers. U S WEST will work cooperatively with AT&T to resolve trouble reports when the trouble condition has been isolated and found to be within a portion of U S WEST's network. Where available, AT&T must provide to U S WEST switch-based test results when testing its customer's trouble prior to U S WEST performing any repair functions. The Parties will cooperate in developing mutually acceptable test reports.

                      3.2.17.4 In the event of a transfer of the end user's service for unbundled Network Elements from one provider to AT&T, AT&T shall issue a request for transfer of service to U S WEST and the provider from whom the service is being transferred. In the event of a transfer of the end user's service for unbundled Network Elements from AT&T to another provider, AT&T shall submit to U S WEST a disconnect order for such unbundled Network Elements or Combinations12 to facilitate the cessation of billing by U S WEST. The Parties agree to develop procedures to handle the transfer of an end user service from one provider to another.

                      3.2.17.5 [Intentionally left blank for numbering consistency.]

                      3.2.17.6 When ordering Unbundled Loops, AT&T is responsible for obtaining or providing facilities and equipment that are compatible with the loop.

                      3.2.17.7 To the extent a U S WEST provided unbundled loop is provisioned without U S WEST provided unbundled switching, AT&T will have responsibility for testing the unbundled loop. If, at AT&T's request, U S WEST must dispatch to perform tests on an unbundled loop, and the fault is not in U S WEST facilities, a charge may apply.

                      3.2.17.8 To the extent a U S WEST provided unbundled loop is provisioned without unbundled U S WEST provided unbundled switching, AT&T will be responsible for providing the AT&T switch interface, if applicable, on the U S WEST MDF interface to facilitate plant test.

     3.3  Systems Interfaces and Information Exchanges
___________________________________
/10/ Per Order 27236 at 8.
/11/ Per Order 27236 at 8.
/12/ Per Order 27236 at 8

                                                                    Attachment 5


                  3.3.1.1 Operational Systems Interfaces - Interface Implementation Timetable

                             3.3.1.1.1 U S WEST's initial operational systems interfaces deployment on January 1, 1997, will support Pre-ordering, Ordering, Provisioning and Repair capabilities for POTS (non-design) services and billing capabilities for most U S WEST product offerings. Subsequent phases of the plan incorporate the capabilities to support designed services for Pre-ordering, Ordering, Provisioning, and Maintenance and Repair. Time frames for delivery of the operational support systems for designed services are estimated to be in the 2nd and 3rd quarters of 1997.

                             3.3.1.1.2 U S WEST will develop long term mediated access.

          3.3.2   Permanent Access to Systems Interfaces

                  3.3.2.1 U S WEST shall provide to AT&T a real-time, electronic interface(s) for transferring and receiving information and executing Service Pre-Ordering, Ordering, Provisioning, Maintenance and Repair transactions for unbundled Network Elements and Resale Services, and any other database access required by FCC rules and regulations. In addition U S WEST shall also provide the electronic interfaces specified in this Agreement which support business processes or database access. The interface(s) shall be capable of supporting all of the steps in the OBF developed ordering and provisioning process. These steps include pre-order service inquiry, pre-order service inquiry response, firm order acknowledgment/rejection, firm order confirmation, and completion notification.

                             3.3.2.1.1 The Parties will jointly review each OBF standard upon completion. The review shall be completed within thirty (30) days, unless otherwise agreed to by the Parties. The review shall result in a mutual agreement on whether the new standard will be deployed. Within thirty
                                        (30) days of agreement to deploy the new standard, the Parties shall agree on a schedule for such deployment.

                  3.3.2.2 U S WEST shall provide AT&T a common electronic interface that will permit the transmittal of business and residential transactions.

          3.3.3   Ordering and Provisioning for Resale Services

                  U S WEST shall provide a real time electronic interface with at least the following specifications:

                  3.3.3.1 U S WEST shall provide to AT&T a real-time, electronic interface to U S WEST information systems to allow AT&T to assign telephone number(s) (if the Customer does not already have a telephone number or requests a change of telephone number).

                                                                    Attachment 5

                      3.3.3.2 For resold services not subject to standard intervals, U S WEST shall provide to AT&T a real-time, electronic interface to schedule dispatch and installation appointments.

                      3.3.3.3 U S WEST shall provide to AT&T a real-time, electronic interface to U S WEST Customer information systems which will allow AT&T to determine if a service call is needed to install the line or service.

                      3.3.3.5 U S WEST shall provide to AT&T a real-time, electronic interface which transmits status information on service orders.

              3.3.4   Ordering and Provisioning for Unbundling

                      3.3.4.1 For unbundled Network Elements not subject to standard intervals, U S WEST shall provide to AT&T, when available, a real-time, electronic interface which will allow AT&T to schedule appointments, and adjust pending order due dates in real-time.

                      3.3.4.2 U S WEST shall provide AT&T with results from mechanized loop tests.

                      3.3.4.3 U S WEST shall provide AT&T with confirmation of circuit assignments.

    3.4  Standards

              3.4.1  General Requirements

                      3.4.1.1 AT&T and U S WEST shall agree upon the appropriate ordering and provisioning codes to be used for each Network Element or Combinations/13/ thereof. These codes shall apply to all aspects of the unbundling of that Network Element or Combination/14/ of Network Elements and shall be known as data elements as defined by the
                                    Telecommunications Industry Forum Electronic
                                    Data Interchange Service Order Subcommittee
                                    (TCIF-EDI-SOSC), or as mutually agreed.

4.       Connectivity Billing and Recording

              This Section 4 describes the requirements for U S WEST to bill and record all charges AT&T incurs for purchasing services under this Agreement.

    4.1  Procedures

              4.1.1 The Parties recognize that deviations and discrepancies may occur from the various industry standards and other standards referenced in this Agreement. Subject to such discrepancies and deviations, U S WEST shall comply with these various standards. Discrepancies and deviations will be documented and reviewed.

                      4.1.1.1 Within forty-five (45) days after request, the Parties will develop processes by which U S WEST will inform AT&T of deviations from standards for billing. The Parties agree that they will negotiate discrepancies and deviations in good faith. Further, the Parties agree that those documented

_________________________________
/13/ Per Order 27236 at 8.
/14/ Per Order 27236 at 8.

                                                                    Attachment 5

                                    deviations from such standards documented by U S WEST to AT&T shall supersede sections of technical standards applicable to such deviations referenced in this Agreement.

              4.1.2 U S WEST shall record and bill in accordance with this Agreement those charges AT&T incurs as a result of AT&T purchasing from U S WEST services, as set forth in this Agreement (hereinafter "Connectivity Charges").

              4.1.3 U S WEST shall format each bill for Connectivity Charges (hereinafter "Connectivity Bill") in accordance with the CRIS, CABS or SECAB standard as appropriate to the services billed.

              4.1.4 Each service purchased by AT&T shall be assigned a separate and unique billing code or identifier in the form agreed to by the Parties and such code or identifier shall be provided to AT&T on each Connectivity Bill in which charges for such services appear. Each such billing code or identifier shall enable AT&T to identify the service as purchased by AT&T.

              4.1.5 Each Connectivity Bill shall set forth the quantity and description of each such service provided and billed to AT&T. All Connectivity Charges billed to AT&T shall indicate the state from which such charges were incurred.

              4.1.6 U S WEST shall bill AT&T for each service supplied by U S WEST to AT&T pursuant to this Agreement at the rates set forth in Attachment 1 to this Agreement.

              4.1.7 U S WEST shall bill AT&T for the Connectivity Charges incurred; provided however, that, for those usage based Connectivity Charges where actual charge information is not determinable by U S WEST because the jurisdiction (i.e., interstate, interstate/interLATA, intrastate, intrastate/ intraLATA, local) of the traffic is unidentifiable, or for any other reason, the Parties shall jointly develop a process to determine the appropriate charges.

              4.1.8 Measurement of usage-based Connectivity Charges shall be in actual conversation seconds. For local interconnection traffic provided under Attachments 3 and 4 of this Agreement, the total conversation time per chargeable traffic types shall be totaled for the entire monthly bill cycle, rounded to the next whole minute and then billed at the contract rate. For Resold Services provided under Attachment 2 of this Agreement the total conversation time shall be measured in accordance with U S WEST's retail tariff and billed at the contract rate.

              4.1.9 U S WEST shall provide to AT&T at no additional charge a Single Point of Contact for handling any Connectivity Billing questions or problems that may arise during the implementation and performance of the terms and conditions of this Agreement.

              4.1.10 U S WEST shall provide a Single Point of Contact for the handling of any data exchange questions or problems that may arise during the implementation and performance of the terms and conditions of this Agreement.

              4.1.11 As soon as possible after the Effective Date of this Agreement, each Party shall provide the other Party written notice of which form of the monthly Connectivity Bill is to be deemed the official bill to assist the Parties in resolving any conflicts that may arise

                                                                    Attachment 5

                      between the official bill and another form of bill received via a different media which purportedly contains the same charges as are on the official bill.

              4.1.12 If either Party requests an additional copy(ies) of a bill, such Party shall pay the other Party a reasonable fee per additional bill copy, unless such copy was requested due to errors, omissions, or corrections or the failure of the transmission to comply with the specifications set forth in this Agreement.

              4.1.13 When sending Connectivity Bills via electronic transmission, to avoid transmission failures or the receipt of Connectivity Billing information that cannot be processed, AT&T shall provide U S WEST process specifications. U S WEST shall comply with mutually agreed upon processing specifications when U S WEST transmits Connectivity Billing data to AT&T. AT&T shall provide to U S WEST notice if a Connectivity Billing transmission is not received that does not meet mutually agreed upon AT&T specifications. Faulty or failed transmissions shall be corrected and resubmitted to AT&T, at U S WEST's sole expense.

              4.1.14 U S WEST shall deliver to a location specified by AT&T, billing information via Connect Direct, magnetic tape or paper, as agreed to by AT&T and U S WEST. In the event of an emergency, system failure or other such condition which prevents U S WEST from transmitting via Connect Direct, U S WEST shall notify AT&T of such difficulties within two
                      (2) hours of detection. U S WEST shall deliver to a location specified by AT&T billing information via magnetic tape or paper, as agreed to by AT&T and U S WEST. The Parties acknowledge that all tapes transmitted to the other Party via U.S. Mail or overnight delivery service and which contain Connectivity Billing data shall not be returned to the sending party.

              4.1.15  [Intentionally left blank for numbering consistency]

              4.1.16 Billed amounts, which are being reasonably disputed or reasonably queried, or for which reasonable claims have been filed, are not due for payment until such disputes, claims or queries have been fully resolved by both AT&T and U S WEST.

              4.1.17  Bill Reconciliation

                      4.1.17.1 Each Party agrees to notify the other Party upon the discovery of a billing discrepancy ("Notice of Discrepancy".)

                      4.1.17.2 In the event of such Notice of Discrepancy, the Parties shall endeavor to resolve the discrepancy within sixty (60) calendar days after the Notice of Discrepancy is issued using normal business procedures. If the discrepancy is disputed, resolution of such dispute is expected to occur at the first level of management resulting in a recommendation for settlement of the dispute and closure of a specific billing period.

                      4.1.17.3 Closure of a specific billing period shall occur by joint agreement of the Parties whereby the Parties agree that such billing period is closed to any further analysis and financial transactions, except those resulting from an Audit. Closure shall take place within nine (9) months of the Bill Date. The month being closed represents those Connectivity Charges that were billed or should have been billed by the applicable bill date.

                                                                    Attachment 5

                4.1.17.4 If the dispute is not resolved within the allotted time frame, the following resolution procedure shall begin:

                              4.1.17.4.1 If the dispute is not resolved within sixty (60) days of the Notice of Discrepancy, the dispute shall be escalated to the second level of management for resolution.

                              4.1.17.4.2 If the dispute is not resolved within ninety (90) days of Notice of Discrepancy, the dispute shall be escalated to the third level of management for resolution.

                              4.1.17.4.3 If the dispute is not resolved within one hundred and twenty (120) days of the Notice of Discrepancy, upon the written request of either Party within such one hundred and twenty
                                           (120) day period, the dispute may be
                                           resolved pursuant to the dispute
                                           resolution provision set forth in
                                           Part A of this Agreement.

        4.1.18 U S WEST shall reimburse AT&T for incorrect Connectivity Billing charges, including, without limitation: overcharges, services ordered or requested but not delivered, interrupted services, services of poor quality and installation problems, if such problems are caused by U S WEST. Such reimbursements shall be set forth in the appropriate section of the Connectivity Bill pursuant to appropriate standards.

        4.1.17 The Parties agree to record call information in accordance with this Section 4.1. To the extent technically feasible, each Party shall record all call detail information associated with every call that one Party bills to the other Party. AT&T may request, through the BFR process the recording of call records and/or call detail information that is not currently recorded by U S WEST. These records shall be provided and retained pursuant to
                Section 5 of this Attachment.

        4.1.18 When AT&T collocates with U S WEST in U S WEST's facility as described in this Agreement, capital expenditures (e.g., costs associated with building the "cage"), shall not be included in the Connectivity Bill provided to AT&T pursuant to this Attachment 5. All such capital expenses shall be given a unique BAN and invoice number. All invoices for capital expenses shall be sent to the location specified by AT&T for payment. All other non-capital recurring collocation expenses shall be billed to AT&T in accordance with this Agreement. (The CABS/SECABS Billing Output Specifications (BOS) documents provide the guidelines on how to bill the Connectivity Charges associated with collocation.)

        4.1.19  Local Number Portability

                4.1.19.1 In accordance with the terms and conditions set forth in this Agreement, U S WEST shall record and provide to AT&T all detail information associated with an alternately billed call to an AT&T local exchange customer whose telephone number has been ported from U S WEST under INP as further described in this Agreement.

        4.1.20  Meet Point Billing

                4.1.20.1 AT&T and U S WEST will establish meet-point billing ("MPB") arrangements in accordance with the Meet Point Billing guidelines adopted by and

                                                                    Attachment 5

                          contained in the OBFs MECAB and MECOD documents, except as otherwise mutually agreed to by the Parties. Both Parties will use their best reasonable efforts, individually and collectively, to maintain provisions in their respective federal and state access tariffs, and/or provisions within the National Exchange Carrier Association (NECA) Tariff No. 4, or any successor tariff to reflect the MPB arrangements identified in this Agreement, in MECAB and in MECOD.

               4.1.20.2 The Parties will agree on a meet point percentage to enable the joint provisioning and billing of Switched Access Services to third parties in conformance with the Meet Point Billing guidelines adopted by and contained in the Ordering and Billing Forum's MECAB and MECOD documents and referenced in U S WEST's Switched Access Tariffs. The Parties understand and agree that MPB arrangements are available and functional only to/from Interexchange Carriers who directly connect with the tandem(s) that AT&T sub-tends in each LATA.

               4.1.20.3 The Parties will use reasonable efforts, individually and collectively, to maintain provisions in their respective federal and state access tariffs, and/or provisions within the National Exchange Carrier Association (NECA) Tariff No. 4, or any successor tariff, sufficient to reflect this MPB arrangement, including MPB percentages.

               4.1.20.4 AT&T and U S WEST will implement the "Multiple Bill/Single Tariff" option in order to bill any interexchange carrier (IXC) for that portion of the network elements provided by AT&T and U S WEST. For all traffic carried over the MPB arrangement, AT&T and U S WEST shall bill IXCs all applicable elements at the rates specified in their respective tariffs.

               4.1.20.5 U S WEST shall provide to AT&T the billing name, billing address, and carrier identification code (CIC) of the IXCs that may utilize any portion of AT&T network in an AT&T/U S WEST MPB arrangement in order to comply with the MPB Notification process as outlined in the MECAB document. Such information shall provide to AT&T in the format and via the medium that the Parties agree. If U S WEST does not have a CIC for any IXC that will utilize a portion of AT&T network in an AT&T/U S WEST MPB arrangement, and for whom U S WEST must supply to AT&T MPB billing information, then until such carrier has obtained a CIC, U S WEST will submit the LEC's CIC on those MPB records provided to AT&T for MPB. U S WEST understands and agrees that it will be solely responsible for obtaining any reimbursements from such carriers who have utilized the jointly provided networks of U S WEST and AT&T.

               4.1.20.6 U S WEST and AT&T agree that in an MPB arrangement where one party provides local transport and the other party provides the end office switching, the party who provides the end office switching is entitled to bill any residual interconnection charges (RIC) and common carrier line (CCL) charges associated with the traffic. The Parties further agree that in those MPB situations where one party sub-tends the other party's access tandem, the party providing the access tandem in only entitled to bill the access tandem fee and any associated local transport charges. The Parties also agree that the party who provides the end office switching is entitled to bill end office

                                                                    Attachment 5

                          switching fees, local transport charges, RIC and CCL charges, as appropriate, and such other applicable charges.

               4.1.20.7 U S WEST and AT&T will record and transmit MPB information in accordance with the standards and in the format set forth in this Attachment. U S WEST and AT&T will coordinate and exchange the billing account reference ("BAR") and billing account cross reference
                          (BACR) numbers for the MPB arrangements described in this Agreement. Each party will notify the other if the level of billing or other BAR/BACR elements change, resulting in a new BAR/BACR number.

               4.1.20.8 If MPB data is not processed and delivered by either U S WEST or AT&T and sent to the other party within ten
                          (10) calendar days of the relevant recording period and in turn such party is unable to bill the IXC for the appropriate charges, the party who failed to deliver the data will be held liable for the amount of the unbillable charges.

               4.1.20.9 If MPB data is not submitted within ten (10) calendar days of the relevant recording period or is not in the proper format as set forth in this Agreement, and if as a result the other party is delayed in billing the IXC for the appropriate charges it incurs, the delaying party shall pay the other party a late MPB data delivery charge which will be the total amount of the delayed charges times a monthly rate that shall not exceed 1.5% which may be levied by law for commercial transactions, compounded daily for the number of days from the date the MPB charges should have been received to and including the date the MPB charge information is actually received.

               4.1.20.10 Errors in MPB data exchange by the Parties may be discovered by AT&T, U S WEST or the billable IXC. Both AT&T and U S WEST agree to provide the other Partyparty with notification of any discovered errors within two (2) Business Days of the discovery. The other Party shall correct the error within eight (8) Business Days of notification and resubmit the data. In the event the errors cannot be corrected within the time period specified above, the erroneous data shall be considered lost. If MPB data is lost due to uncorrectable errors or otherwise, the Parties shall follow the procedures set forth in Section 5 of this Attachment and compensate the other for the lost MPB billing data.

               4.1.20.11 In the event AT&T purchases from U S WEST Network Elements, or Combination/15/ thereof, in a LATA other than the LATA to or from which the MPB services are homed and in which U S WEST operates an access tandem, U S WEST shall, except in instances of capacity limitations, permit and enable AT&T to sub-tend to the U S WEST access tandem switch(es) nearest to the AT&T rating point(s) associated with the NPA-NXX(s) to/from which the MPB services are homed In such event, AT&T shall be responsible for the transport facilities crossing LATA boundaries. In instances of capacity limitation at a given access tandem switch, AT&T shall be allowed to subtend to the next nearest U S WEST access tandem switch in which sufficient capacity is available. The MPB percentages for

___________________________
/15/ Per Order 27236 at 8.

                                                                    Attachment 5

                          each new rating point/access tandem pair shall be calculated in accordance with MECAB and MECOD.

     4.2      Information Exchange and Interfaces

              4.2.1 U S WEST shall provide AT&T a monthly Connectivity Bill that includes all Connectivity Charges incurred by and credits and/or adjustments due to AT&T for those services ordered, established, utilized, discontinued or performed pursuant to this Agreement. For each account, U S WEST shall issue one (1) bill per month and the billing cycle shall be on a calendar basis. Each Connectivity Bill provided by U S WEST to AT&T shall include:

                      4.2.1.1 all non-usage sensitive charges incurred for the current bill period.

                      4.2.1.2 any known unbilled non-usage sensitive charges for prior periods;

                      4.2.1.3 usage sensitive charges for the current relevant bill period, (from the last bill date and extending up to, and including, the current bill date);

                      4.2.1.4 any known unbilled usage sensitive charges for prior periods; and

                      4.2.1.5  any known unbilled adjustments.

              4.2.3 The bill date must be present on each bill transmitted by U S WEST to AT&T, must be a valid calendar date, and not more than ninety (90) days old. Connectivity Bills shall not be rendered for any Connectivity Charges which are incurred under this Agreement on or before two hundred and seventy (270) days preceding the bill date, except as otherwise permitted by law.

              4.2.4 On each bill where "Jurisdiction" is identified, local and local toll charges shall be identified as 'Local' and not as interstate, interstate/interLATA, intrastate, or intrastate/intraLATA. U S WEST shall provide from and through dates for charges rendered on all Connectivity Bills.

              4.2.5 U S WEST shall separately identify business charges from residence charges, as appropriate and shall assign a specific adjustment or reference number provided by AT&T to each adjustment and credit included on the Connectivity Bill.

              4.2.6 U S WEST and AT&T shall issue all Connectivity Bills in accordance with the terms and conditions set forth in this
                      Section 4. On Connectivity Bills U S WEST renders to AT&T, Billing Account Numbers (BANs) shall be thirteen (13) character alpha/numeric and there shall only be one (1) BAN per State unless otherwise agreed to by the Parties. The Bill Date shall be the same day month to month. Each Party shall provide the other Party at least thirty (30) calendar days written notice prior to changing, adding or deleting a BAN. The Parties shall provide one (1) Connectivity Billing invoice associated with each BAN. Each invoice must contain an invoice number (which will vary from month to month). On each bill associated with a BAN, the appropriate invoice number and the charges contained on such invoice must be reflected. All Connectivity Bills must be received by the other Party no later than ten (10) calendar days from bill date and at least thirty-five (35) calendar days prior to the payment due date (as described in Part A of this Agreement), whichever is earlier. Any Connectivity Bill received on a Saturday, Sunday or a day designated as a bank holiday will be deemed received the next Business Day. If either Party fails to receive Connectivity Billing data and

                                                                    Attachment 5

                      information within the time period specified above, then the payment due date will be extended by the number of days receipt has been delayed.

              4.2.7 U S WEST shall issue all Connectivity Bills containing such billing data and information in accordance with the most current version of CRIS or CABS /SECABS published by Bellcore, or its successor, or such later versions as are adopted by Bellcore, or its successor as appropriate to the services being billed. To the extent that there are no CRIS, CABS, or SECAB standards governing the formatting of certain data, such data shall be issued in the format mutually agreed to by U S WEST and AT&T, and in accordance with Attachment 6 to this Agreement.

              4.2.8 As detailed in the MECAB document, AT&T and U S WEST will exchange all information necessary to bill third parties for switched access services traffic jointly handled by AT&T and U S WEST via the meet point arrangement in a timely fashion. Information shall be exchanged in Exchange Message Record ("EMR") format (Bellcore Standard BR 010-200-010, as amended) on magnetic tape or via a mutually acceptable electronic file transfer protocol. The Parties will exchange records pursuant to this paragraph without additional compensation.

              4.2.9 U S WEST and AT&T agree that each Party shall transmit Connectivity Billing information and data in the appropriate format as provided herein, electronically via Connect Direct to the other Party at the location specified by such Party. AT&T data centers will be responsible for originating the calls for data transmission. U S WEST shall transmit in accordance with the technical specifications mutually agreed upon by the Parties. AT&T will supply to U S WEST its RACF ID and password before the first transmission of data via Connect Direct. Any changes to either Party's Connect Direct Node ID must be sent to the other Party no later than thirty
                      (30) calendar days before the changes take effect.

              4.2.10 In emergency situations when tape transmittal has been used U S WEST shall adhere to the tape packaging requirements set forth in this Agreement. Where magnetic tape shipping containers are transported in freight compartments, adequate magnetic field protection shall be provided by keeping a 6-inch distance from any magnetic field generating device (except a magnetron-tape device). U S WEST shall only use those shipping containers that contain internal insulation to prevent damage. U S WEST shall clearly mark on the outside of each shipping container its name, contact and return address. U S WEST shall not ship any Connectivity Billing tapes in unprotected tape canisters.

              4.2.11 All emergency billing data transmitted via tape must be provided on a cartridge (cassette) tape and must be of high quality, conform to the Parties' record and label standards, 9-track, odd parity, 6250 BPI group coded recording mode and extended binary-coded decimal interchange code (EBCDIC). Each reel of tape must be 100% tested at 20% or better "clipping" level with full width certification and permanent error free at final inspection. AT&T reserves the right to destroy a tape that has been determined to have unrecoverable errors. AT&T also reserves the right to replace a tape with one of equal or better quality.

              4.2.12 The header record will be formatted in accordance with the appropriate IBM, CABS or EDI standards as mutually agreed upon by the Parties.

                                                                    Attachment 5

              4.2.13  A single 6-digit serial number must appear on the external
                      (flat) surface of the tape for visual identification. This number shall also appear in the "dataset serial number field" of the first header record of the IBM standard tape label. This serial number shall consist of the character "V" followed by the reporting location's four digit Originating Company Code and a numeric character chosen by the sending Party. The external and internal label shall be the same. The dataset name shall appear on the flat side of the reel and also in the "data set name field" on the first header record of the IBM standard tape label. U S WEST's name, address, and contact shall appear on the flat side of the cartridge or reel.

              4.2.14 Tape labels shall conform to IBM OSVS Operating System Standards contained in the IBM Standard Labels Manual. IBM standard labels are 80-character records recorded in EBCDIC, odd parity.

              4.2.15 U S WEST shall conform to the Standard Volume Label Format which will be mutually agreed upon by the Parties.

              4.2.16 U S WEST shall use the IBM Standard Dataset Label Format which will be mutually agreed upon by the Parties.

              4.2.17 U S WEST shall use test and production dataset format which will be mutually agreed upon for all Connectivity Bills.

     4.3      Standards

              4.3.1 At least thirty (30) calendar days prior to U S WEST sending AT&T a mechanized bill for the first time via electronic transmission, U S WEST shall send to AT&T connectivity bill data in the appropriate mechanized format (e.g., CABS or SECAB) for testing to ensure that bills can be processed and that bills comply with the requirements of this Attachment. After receipt of the test data from U S WEST AT&T will notify U S WEST if the connectivity billing transmission meets AT&T testing specifications. If the transmission fails to meet the mutually agreed upon test and production dataset format, then, U S WEST shall make the necessary corrections within a mutually agreeable time frame. At least three (3) sets of testing data must meet AT&T testing specifications prior to U S WEST sending AT&T a mechanized production connectivity bill for the first time via electronic transmission or tape. Thereafter, U S WEST may begin sending AT&T production connectivity bills via electronic transfer on the next bill date, or within ten (10) calendar days, whichever is later.

              4.3.2 U S WEST shall also provide to AT&T a designated point of contact, U S WEST's applicable operating company number ("OCN") at least thirty (30) days prior to testing and at least thirty (30) days prior to a change of OCN.

              4.3.3 At least ninety (90) days prior to any change in existing formats or change to a different format, U S WEST shall send to AT&T connectivity bill data in the appropriate mechanized format for testing to ensure that the bills can be processed and that the bills comply with the requirements of this Attachment. U S WEST agrees that it shall not send to AT&T bill data in the new mechanized format until such bill data has met the testing specifications as set forth in this section.

              4.3.4 During the testing period, in addition to CONNECT DIRECT, U S WEST shall also transmit to AT&T Connectivity Billing data and information via paper or tape as specified by AT&T. Test tapes shall be sent to an AT&T specified location.

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

              4.3.5 For Connectivity Bills issued in CABS or SECAB format, U S WEST agrees that if it transmits data to AT&T in a mechanized format, U S WEST shall also comply with the following specifications which are not contained in CABS or SECAB guidelines but which are necessary for AT&T to process Connectivity Billing information and data:

                      4.3.5.1 The bill date shall not contain spaces or non-numeric values.

                      4.3.5.2  Each Connectivity Bill must contain at least one
                               (1) detail record.

                      4.3.5.3 Any "from" date should be less than or equal to the associated "thru" date and neither date can contain spaces.

                      4.3.5.4 The invoice number must not have embedded spaces or low values.

              4.3.6 U S WEST agrees that in order to ensure the proper performance and integrity of the entire Connectivity Billing process, U S WEST shall be responsible and accountable for transmitting to AT&T an accurate and current bill. U S WEST agrees to implement control mechanisms and procedures to render a bill that accurately reflects the services ordered and used by AT&T.

5.       Provision Of Customer Usage Data

         This Section 5 sets forth the terms and conditions for U S WEST's provision of Recorded Usage Data (as defined in this Attachment 5) to AT&T and for information exchange regarding long distance billing.

    5.1  Procedures

              5.1.1  General

                      5.1.1.1 U S WEST shall comply with various industry, OBF, and other standards referred to throughout this Agreement. To satisfy these requirements, the Parties agree to a mutual interpretation of all standards referred to in this Section.

                      5.1.1.2 The Parties shall mutually agree to OBF standards and the additional standards outlined in this Agreement when recording and transmitting Usage Data.

                      5.1.1.3 As new standards are developed and adopted by industry, U S WEST and AT&T will negotiate mutually agreeable implementation of those standards.

                      5.1.1.4 U S WEST shall record all usage to be billed to AT&T originating from, terminating to or billed to AT&T Customers using U S WEST services ordered by AT&T. Recorded Usage Data includes, but is not limited to, the following categories of information:

                                    Call Attempts
                                    Completed Calls
                                    Use of CLASS/LASS/Custom Features
                                    Calls To Information Providers Reached Via U
                                    S WEST Facilities And Contracted By U S WEST

                                    Calls To Directory Assistance Where U S WEST
                                    Provides Such Service To An AT&T Customer
                                    Calls Completed Via U S WEST-Provided
                                    Operator Services Where U S WEST Provides
                                    Such Service To AT&T Local Service Customer
                                    For U S WEST-Provided Centrex Service,
                                    Station Level Detail Records Shall Include
                                    Complete Call Detail And Complete Timing
                                    Information

                      5.1.1.5 Retention of Records: U S WEST shall maintain a machine readable back-up copy of the message detail provided to AT&T for a minimum of forty-five (45) calendar days. U S WEST shall provide any data back-up to AT&T upon the request of AT&T.

                      5.1.1.6 U S WEST shall provide to AT&T Recorded Usage Data for AT&T Customers only. U S WEST shall not submit other carrier local usage data as part of the AT&T Recorded Usage Data.

                      5.1.1.7 U S WEST shall not bill to AT&T Customers any recurring or non-recurring charges for service provided by U S WEST to AT&T except where explicitly permitted to do so within a written agreement between U S WEST and AT&T.

                      5.1.1.8 The Parties shall record and rate all calls to Information Service Providers (e.g., 976 service calls) and shall bill such calls directly the calling party's local service provider. In the event a Party's end-user disputes such a call, that Party may recourse consistent with the recourse arrangement the billing Party has with its information service provider.

                      5.1.1.9 U S WEST shall provide Recorded Usage Data to AT&T billing locations as designated by AT&T.

                      5.1.1.10 U S WEST shall establish an Interconnect Service Center (ISC) or similar function to serve as AT&T single point of contact to respond to AT&T call usage, data error, and record transmission inquiries.

                                    5.1.1.10.1 U S WEST shall provide AT&T with
                                               a single point of contact and
                                               Remote Identifiers for each
                                               sending location.

                      5.1.1.11 AT&T shall provide a single point of contact responsible for receiving usage transmitted by U S WEST and receiving usage tapes from a courier service in the event of a facility outage.

                      5.1.1.12 U S WEST shall bill and AT&T shall pay the charges for Recorded Usage Data. Billing and payment shall be in accordance with the applicable terms and conditions set forth in Connectivity Billing and Recording Section of this Attachment 5.

                      5.1.1.13 Without waiver of, and in addition to the Audit and Examination rights set forth in the General Section of this Agreement, upon reasonable notice and at reasonable times, a Party or its authorized representatives may examine the recording Party's AMA records which relate to perceived problems with the recordings of the usage data relating to the billed Party under this Attachment.

              5.1.2   Charges

                      5.1.2.1 The parties may charge fees for recording, rating or transmitting usage data. For the six (6) months following the initial recording, rating or transmitting of non-test usage data, the Parties shall not charge each other.

                      5.1.2.2 No charges shall be assessed for incomplete call attempts.

              5.1.3   Central Clearinghouse & Settlement

                      5.1.3.1 U S WEST shall support and participate with AT&T to develop an in and out-collect process developed for intra-region alternately billed messages.

                      5.1.3.2 U S WEST shall settle with AT&T for both intra-region and inter-region billing exchanges of calling card, bill-to-third party, and collect calls, including settlement through the CMDS CATS system for inter-region billing.

              5.1.4   Lost Data

                      5.1.4.1 Loss of Recorded Usage Data - AT&T recorded usage data determined to have been lost, damaged or destroyed as a result of an error or omission by U S WEST in its performance of the recording function shall, upon AT&T request, be recovered by U S WEST at no charge to AT&T. In the event the data cannot be recovered by U S WEST, U S WEST shall estimate the messages and associated revenue, with assistance from AT&T, based upon the method described below. This method shall be applied on a consistent basis, subject to modifications agreed to by U S WEST and AT&T. This estimate shall be used to adjust amounts AT&T owes U S WEST for services U S WEST provides in conjunction with the provision of recorded usage data.

                      5.1.4.2 Partial Loss - U S WEST shall review its daily controls to determine if data has been lost. When there has been a partial loss, actual message and minute volumes shall be reported, if possible. Where actual data are not available, a full day shall be estimated for the recording entity, as outlined in the following paragraphs. The amount of the partial loss is then determined by subtracting the data actually recorded for such day from the estimated total for such day.

                      5.1.4.3 Complete Loss - Estimated message and minute volumes for each loss consisting of an entire AMA tape or entire data volume due to its loss prior to or during processing, loss after receipt, degaussed before processing, receipt of a blank or unreadable tape, or lost for other causes, shall be reported.

                      5.1.4.4 Estimated Volumes - From message and minute volume reports for the entity experiencing the loss, U S WEST shall secure message/minute counts for the four (4) corresponding days of the weeks preceding that in which the loss occurred and compute an average of these volumes. U S WEST shall apply the appropriate average revenue per message

                                    ("ARPM") mutually agreed upon to the
                                    estimated message volume to arrive at the estimated lost revenue.

                      5.1.4.5       If the day of loss is not a holiday but one
                                    (1) (or more) of the preceding corresponding days is a holiday, U S WEST shall use additional preceding weeks in order to procure volumes for two (2) non-holidays in the previous two (2) weeks that correspond to the day of the week that is the day of the loss

                      5.1.4.6 If the loss occurs on a weekday that is a holiday (except Christmas and Mother's Day), U S WEST shall use volumes from the two (2) preceding Sundays.

                      5.1.4.7 If the loss occurs on Mother's Day or Christmas, U S WEST shall use volumes from that day in the preceding year multiplied by a growth rate mutually agreed upon by the Parties.

                      5.1.4.8 AT&T may also request data be provided that has previously been successfully provided by U S WEST to AT&T. U S WEST shall re-provide such data, if available, at a mutually agreed to charge by the Parties.

              5.1.5   Testing, Changes and Controls

                      5.1.5.1 The Recorded Usage Data, EMR format, content, and transmission process shall be tested as mutually agreed to by the Parties.

                      5.1.5.2 Interface Testing: The purpose of this test is to ensure that the usage records can be sent by U S WEST to AT&T and can be accepted and processed by AT&T. U S WEST shall provide a test file to AT&T designated Regional Processing Center (RPC) in the format that shall be used for live day-to-day processing. The file's test content and volume shall be mutually agreed to by the Parties. AT&T shall review the file and verify that it conforms to its data center requirements. AT&T shall notify U S WEST in writing whether the format is acceptable. AT&T shall also provide U S WEST with the agreed-upon control reports as part of this test.

                      5.1.5.3 Operational Test: The purpose of this test is to ensure that volumes of usage in consecutive sequence can be extracted, distributed, and processed by U S WEST and AT&T.

                      5.1.5.4 For testing purposes U S WEST shall provide AT&T with U S WEST recorded usage for a minimum of five (5) consecutive days. AT&T shall provide U S WEST with the message validation reports associated with test usage.

                      5.1.5.5 Test File: Test data should be transported via CONNECT DIRECT whenever possible. In the event that courier service must be used to transport test media, the physical tape characteristics to be used are described in this Attachment.

                      5.1.5.6 Periodic Review: Control procedures for all usage transferred between U S WEST and AT&T shall require periodic review. This review may be included as part of an annual audit of U S WEST by AT&T or as part of the normal production interface management function. Breakdowns which impact the flow of usage between U S WEST and AT&T must be identified and jointly resolved as they occur. The resolution may include changes to control procedures, as similar problems would be avoided in the future. Any changes to control procedures shall be mutually agreed upon by AT&T and U S WEST.

                      5.1.5.7       U S WEST Software Changes:

                                    5.1.5.7.1 When U S WEST plans to introduce
                                              any software changes which impact
                                              the format or content structure of
                                              the usage data feed to AT&T,
                                              designated U S WEST personnel
                                              shall notify AT&T no less than one
                                              hundred twenty (120) calendar days
                                              before such changes are
                                              implemented.

                                    5.1.5.7.2 U S WEST shall communicate the
                                              projected changes to the
                                              appropriate groups in AT&T so that
                                              potential impacts on AT&T
                                              processing can be determined.

                                    5.1.5.7.3 AT&T personnel shall review the
                                              impact of the change on the entire
                                              control structure and the Post
                                              Conversion Test Plan, herein. AT&T
                                              shall negotiate any perceived
                                              problems with U S WEST and shall
                                              arrange to have the data tested
                                              utilizing the modified software.

                                    5.1.5.7.4 If it is necessary for U S WEST to
                                              request changes in the schedule,
                                              content or format of usage data
                                              transmitted to AT&T, U S WEST
                                              shall notify AT&T.

                      5.1.5.8.      AT&T Requested Changes:

                                    5.1.5.8.1 AT&T may request changes in the
                                              schedule, content, format of the
                                              usage data transmitted from U S
                                              WEST, as deemed necessary by AT&T.

                                    5.1.5.8.2 When the negotiated changes are to
                                              be implemented, AT&T and/or U S
                                              WEST shall arrange for testing of
                                              the modified data in a Post
                                              Conversion Test Plan designed to
                                              encompass all types of changes to
                                              the usage data transferred by U S
                                              WEST to AT&T and the methods of
                                              transmission for that data.

                      5.1.5.9       U S WEST System Change Description:

                                    5.1.5.9.1 For a U S WEST system change, U S
                                              WEST shall provide AT&T with an
                                              overall description of the change,
                                              stating the objective and a brief
                                              explanation of the reasons for the
                                              change.

                                    5.1.5.9.2 During the initial negotiations
                                              regarding the change, U S WEST
                                              shall provide a list of the
                                              specific records and/or
                                              systems impacted by the change to
                                              designated AT&T personnel.

                                    5.1.5.9.3  U S WEST shall also provide AT&T
                                               a detailed description of the
                                               changes to be implemented. It
                                               shall include sufficient detail
                                               for designated AT&T personnel to
                                               analyze and estimate the effects
                                               of the changes and to design
                                               tests to verify the accuracy of
                                               the implementation.

                      5.1.5.10      Change Negotiations:

                                    5.1.5.10.1 AT&T shall be notified in writing
                                               of all proposed change
                                               negotiations initiated by U S
                                               WEST in writing. In turn, AT&T
                                               shall notify U S WEST in writing
                                               of proposed change negotiations
                                               initiated by AT&T.

                                    5.1.5.10.2 After formal notification of
                                               planned changes, whether
                                               originated by U S WEST or AT&T,
                                               designated AT&T personnel shall
                                               schedule negotiation meetings as
                                               required with designated U S WEST
                                               personnel. The first meeting
                                               should produce the overall change
                                               description (if not previously
                                               furnished) and the list of
                                               records and/or systems affected.

                                    5.1.5.10.3 In subsequent meetings, U S WEST
                                               shall provide the detailed
                                               description of changes to be
                                               implemented. After reviewing the
                                               described changes, designated
                                               AT&T personnel shall negotiate a
                                               detailed test procedure with U S
                                               WEST.

                      5.1.5.11 Changes to controls: AT&T may request changes to the control structure. The Parties shall mutually agree to the requested changes.


                      5.1.5.12      Verification Of Changes

                                    5.1.5.12.1 Based on the detailed description
                                               of changes furnished by U S WEST,
                                               AT&T and U S WEST personnel
                                               shall:

                                    Determine the type of change(s) to be
                                    implemented;
                                    Develop a comprehensive test plan;
                                    Negotiate scheduling and transfer of
                                    modified data with U S WEST;
                                    Negotiate testing of modified data with the appropriate AT&T RPC;
                                    Negotiate processing of verified data
                                    through the AT&T billing system with the RPC;
                                    Arrange for review and verification of
                                    testing with appropriate AT&T groups;
                                    Arrange for review of modified controls, if applicable.

                      5.1.5.13  Introduction of Changes:

                                    5.1.5.13.1 When all the testing requirements
                                               have been met and the results
                                               reviewed and accepted, designated
                                               AT&T and U S WEST personnel
                                               shall:

                      Negotiate an implementation schedule; and
                      Verify the existence of a contingency plan with the appropriate AT&T personnel; and
                      Arrange for the follow-up review of changes with appropriate AT&T personnel; and
                      Arrange for appropriate changes in control program, if applicable; and
                      Arrange for long-term functional review of impact of changes on the AT&T billing system, i.e., accuracy, timeliness, and completeness.

     5.2      Information Exchange and Interfaces

              5.2.1   Core Billing Information

                      5.2.1.1 Recorded Usage Data includes all intraLATA toll and local usage. U S WEST shall provide AT&T with unrated EMR records associated with all intraLATA toll and local usage which they record on AT&T's behalf. Any category, group and/or record types approved in the future for U S WEST shall be included if they fall within the definition of Local Service Resale. AT&T shall be given notification thirty (30) days prior to implementation of a new type, category and/or record.

                      5.2.1.2 U S WEST shall provide rated EMR records only when explicit consent for sending such records has been obtained from AT&T.

                      5.2.1.3 All messages recorded by a Party and billed to the other Party are to be transmitted to the billed Party. Recorded usage includes all usage billable to the other Party.

                      5.2.1.4 Data Delivery Schedules: Data shall be delivered to AT&T by U S WEST daily (Monday through Friday except holidays) unless otherwise negotiated. AT&T and/or U S WEST Data Center holidays are excluded. U S WEST and AT&T shall exchange schedules of designated Data Center holidays.

              5.2.2   Local Account Maintenance

                      5.2.2.1 When AT&T purchases local service from U S WEST, and, as appropriate, when AT&T purchases certain unbundled Network Elements, U S WEST shall provide AT&T with local account maintenance as described herein.

                      5.2.2.2 When notified by a CLEC that an AT&T customer has switched to CLEC's service, U S WEST shall provision the change and notify AT&T via Connect:Direct within twenty-four
                                    (24) hours of the provisioning that the
                                    customer has changed to another service
                                    provider ("OutPLOC").

                      5.2.2.3 When notified by AT&T that a customer has changed his/her PIC only from one interexchange carrier to another, U S WEST shall provision the PIC only change.

                      5.2.2.4 If notified by an IXC using a '01' PIC order record that a AT&T customer has changed his/her PIC only, U S WEST shall reject the order and notify that IXC using an industry standard '3148' record with the operating company number of AT&T indicated, that a '01' care PIC record should be sent to AT&T for processing.

              5.2.3   Product/Service Specific

                      5.2.3.1 Subject to conditions specified in Section 5.1.1(c) of this Attachment 5, U S WEST shall provide a Specialized Service/Service Provider Charge record to support the Special Features Star Services if these features are part of U S WEST's offering. Such record shall be an EMR 10-01-18 record or industry standard record as may subsequently be mutually agreed to by the Parties. Such record shall be a 10-01-18 record or Bellcore assigned record as may be subsequently agreed to by the Parties.

              5.2.4   Emergency Information

                      5.2.4.1 U S WEST shall provide the transport facility for transmitting usage and billing data between the U S WEST location and the AT&T location. U S WEST shall transmit via CONNECT DIRECT whenever possible. In the event usage transfer cannot be accommodated by CONNECT DIRECT because of extended (one
                                    (1) Business Day or longer) facility
                                    outages, U S WEST shall contract for a
                                    courier service to transport the data via tape.

                      5.2.4.2 The Parties shall mutually agree to the following standards when emergency data is transported to AT&T on tape or cartridge via a courier. The data shall be in fixed or variable block format as mutually agreed to by the Parties:

                                    Tape:            9-track, 6250 (or 1600) BPI
                                    (Bytes per inch)
                                    Cartridge:       38,000 BPI (Bytes per inch)
                                    LRECL:           2,472 Bytes
                                    Parity:          Odd
                                    Character Set:   Extended Binary Coded
                                    Decimal Interchange Code (EBCDIC)
                                    External labels: Exchange Carrier Name,
                                    Dataset Name (DSN) and volume serial number
                                    Internal labels: IBM Industry OS labels
                                    shall be used. They consist of a single
                                    volume label and two (2) sets of header and trailer labels.

                      5.2.4.1 To the extent the above standards are changed or revised, the Parties may agree to negotiate the incorporation of such new standards.

              5.2.5   Rejected Recorded Usage Data

                      5.2.5.1 At the discretion of AT&T, any messages that cannot be rated and/or billed by AT&T may be returned to U S WEST via CONNECT DIRECT. Returned messages shall be sent directly to U S WEST in EMR format. Standard EMR return codes shall be utilized.

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

              5.2.6   Interfaces

                      5.2.6.1 The Parties shall transmit formatted Recorded Usage Data via Connect Direct.

                      5.2.6.2 AT&T shall notify U S WEST of resend requirements if a pack or entire dataset must be replaced due to pack rejection, damage in transit, dataset name failure, etc.

                      5.2.6.3 Critical edit failure on the pack header or pack trailer records shall result in pack rejection (e.g., detail record count not equal to grand total included in the pack trailer). Notification of pack rejection shall be made by AT&T within one (1) Business Day of processing. Rejected packs shall be corrected by U S WEST and retransmitted to AT&T within twenty-four
                                    (24) hours or within an alternate time frame negotiated on a case by case basis.

                      5.2.6.4 A pack shall contain a minimum of one (1) message record or a maximum of 9,999 message records plus a pack header record and a pack trailer record. A file transmission contains a maximum of ninety-nine (99) packs. A dataset shall contain a minimum of one (1) pack. U S WEST shall provide AT&T one dataset per sending location, with the agreed upon RAO/OCN populated in the header and trailer records.

              5.2.7   Formats & Characteristics

                      5.2.7.1 Rated in collect messages should be transmitted via the CONNECT DIRECT and can be intermingled with the unrated messages. No special packing is needed.

                      5.2.7.2 EMR: U S WEST shall provide Recorded Usage Data in the EMR format and by category, group and record type, and shall be transmitted, via a direct feed, to AT&T. The types of EMR records that AT&T can expect to receive from U S WEST, includes, but is not limited to the following:

                      Header Record         20-21-01, 20-20-01 or 20-24-01
                      Trailer Record        20-21-02, 20-20-02 or 20-24-02
                      Detail Records*       01-01-01, 06, 08, 14, 17, 18, 31,
                                            32, 35, 37, 80, 81, 82, 10-01-01,
                                            06, 08, 14, 17, 18, 31, 32, 35, 37
                      Credit Records        03-01-01, 06, 08, 14, 17, 18, 31,
                                            32, 35, 37, 80, 81, 82,
                      Rated Credits         41-01-01, 06, 08, 14, 17, 18, 31,
                                            32, 35, 37, 80, 81, 82,
                      Cancel Records        51-01-01, 06, 08, 09, 14, 17, 18,
                                            31, 32, 35, 37, 80, 81, 82,
                      Correction Records    71-01-01, 06, 08, 14, 17, 18, 31,
                                            32, 35, 37, 80, 81, 82,

                      * Category 01 is utilized for rated messages; Category 10 is utilized for unrated messages. Category 10 records are to have indicator 13 populated with a value of 5

                                    5.2.7.2.1 To the extent the above standards
                                              are changed or revised, the
                                              Parties may agree to incorporate
                                              such new standards.

                      5.2.7.3 U S WEST shall comply with the most current version of Bellcore standard practice guidelines for formatting EMR records.

                                                                    Attachment 5

                      5.2.7.4 The Interfacing Bell RAO, OCN, and remote identifiers shall be used by AT&T to control invoice sequencing and each shall have its own invoice controls. The OCN shall also be used to determine where the message returns file, containing any misdirected and unguidable usage, shall be sent.

                      5.2.7.5 The file's Record Format (RECFM) shall be Variable Block or fixed as negotiated, Size and the Logical Record Length (LRECL) shall be as mutually agreed to by the Parties.

                      5.2.7.6       Intentionally left blank for numbering
                                    consistency..

                      5.2.7.7 U S WEST shall transmit the usage to AT&T using dataset naming conventions mutually agreed upon by the Parties.

              5.2.8   Controls

                      5.2.8.1 AT&T shall test and certify the CONNECT DIRECT interface to ensure the accurate receipt of Recorded Usage Data.

                      5.2.8.2 Header and trailer records shall be populated in positions 13-27 with the following information:

                           Position

                           13-14                     Invoice numbers (1-99)
                           15-16                     Bell Co. ID number
                           17-19                     Interfacing Bell RAO Code
                           20-23                     AT&T OCN - value 7229
                           24-27                     Reseller OCN

                           The trailer grand total record count shall be populated with total records in pack (excluding header & trailer)

                      5.2.8.3 Control Reports: AT&T accepts input data provided by U S WEST in EMR format in accordance with the requirements and specifications detailed in this Attachment
                                    5. In order to ensure the overall integrity of the usage being transmitted from U S WEST to AT&T, data transfer control reports shall be required. These reports shall be provided by AT&T to U S WEST on a daily or otherwise negotiated basis and shall reflect the results of the processing for each pack transmitted by U S WEST.

                      5.2.8.4 Control Reports - Distribution: Since U S WEST is not receiving control reports, dataset names shall be established during detailed negotiations.

                      5.2.8.5 Message Validation Reports: AT&T shall provide Message Validation reports to the designated U S WEST System Control Coordinator once a day (or as otherwise agreed to by the Parties). These reports shall be provided for all data received within U S WEST Local Resale feed and shall be transmitted Monday through Friday.

                                                                    Attachment 5

                      5.2.8.6 Incollect Pack Processing: This report provides vital statistics and control totals for packs rejected and accepted and dropped messages. The information is provided in the following report formats and control levels:

                                    U S WEST Name; and
                                    Reseller total messages processed in a pack;
                                    and
                                    Packs processed shall reflect the number of messages initially erred and accepted within a pack; and
                                    Reseller total packs processed.

     5.3      Standards

                  5.3.1 When requested for security purposes and on an exception basis when a reasonable need is demonstrated, a Party shall provide the other Party with Recorded Usage Data within two (2) hours of the call completion or within the same period that the recording Party would have that data for itself under similar circumstances. If not available in EMR format, the Recorded Usage Data may be provided in AMA format.

                  5.3.2    U S WEST shall include the Working Telephone Number
                           (WTN) of the call originator on each EMR call record.

                  5.3.3 End user Customer usage records and station level detail records shall be in packs in accordance with EMR standards or applicable industry standards as defined in Section 5.3.1 of this Attachment.

                  5.3.4 U S WEST shall provide Recorded Usage Data once a day to AT&T on a schedule to be determined by the Parties, Monday through Friday, excluding holidays. The Parties shall work together to reach agreement on an acceptable holiday schedule. U S WEST shall provide to AT&T the Recorded Usage Data not more than one Business Day after termination of the call for which usage data is to be provided.

                  5.3.5 U S WEST shall segregate and organize the Recorded Usage Data in accordance with Section 5.2.7 of this Attachment.

         5.4      Standards for Reporting and Transmitting Usage Data
                  This subject is to be addressed according to the procedures set forth in Section 52 of Part A of this Agreement

         5.5      Reporting
                  This subject is to be addressed according to the procedures set forth in Section 52 of Part A of this Agreement

6.       Maintenance

         6.1      Interim Maintenance and Repair Processes
                  This subject is to be addressed according to the procedures set forth in Section 52 of Part A of this Agreement

         6.2      General Requirements

                                                                    Attachment 5


                  6.2.1 U S WEST shall provide repair, maintenance, testing, and surveillance for all Telecommunications Services and unbundled Network Elements and Combinations 16in accordance with the terms and conditions of this Agreement.

                           6.2.1.1 U S WEST shall provide AT&T with the same level of maintenance support as U S WEST provides itself in accordance with standards and performance measurements that U S WEST uses and/or which are required by law, regulatory agency, or by U S WEST's own internal procedures, whichever are the most rigorous. These standards shall apply to the quality of the technology, equipment, facilities, processes, and techniques (including, but not limited to, such new architecture, equipment, facilities, and interfaces as U S WEST may deploy) that U S WEST provides to AT&T under this Agreement.

                           6.2.1.2 U S WEST shall provide a SPOC (Single Point of Contact) for Residence, and a SPOC for Business for AT&T to report via telephone (800 number) maintenance issues and trouble reports twenty four (24) hours a day and seven (7) days a week. The SPOC Residence 800 number, and SPOC Business 800 number, will be the numbers for all of U S WEST's 14 states.

                           6.2.1.3 U S WEST shall provide AT&T maintenance dispatch personnel on the same schedule that it provides its own Customers.

                  6.2.2 AT&T shall handle all interaction with AT&T Customers including all calls regarding service problems, scheduling of technician visits, and notifying the Customer of trouble status and resolution. When a U S WEST Technician is on site, the customer will be statused in accordance with standard U S WEST procedures.

                  6.2.3 AT&T and U S WEST will provide their respective customers with the correct telephone numbers to call for access to their respective repair bureaus.

                  6.2.4 Customers of AT&T shall be instructed to report all cases of trouble to AT&T as appropriate. Customers of U S WEST shall be instructed to report all cases of trouble to U S WEST as appropriate. AT&T and U S WEST will provide their respective repair contact numbers to one another on a reciprocal basis.

                  6.2.5 U S WEST shall cooperate with AT&T to meet maintenance standards for all Telecommunications Services, unbundled network elements and Combinations17 ordered under this Agreement. Such maintenance standards shall include, without limitation, standards for testing, network management, call gapping, and notification of upgrades as they become available.

                  6.2.6 All U S WEST employees or contractors who perform repair service for AT&T Customers shall follow mutually agreed to procedures in all their communications with AT&T Customers. At a minimum, these procedures, and protocols shall ensure that:
                           (1) U S WEST employees or contractors shall perform repair service that is at least equal in quality to that provided to U S WEST Customers; (2) trouble calls from AT&T Customers shall receive response time priority that is at least equal

____________________________________
/16/ Per Order 27236 at 8.
/17/ Per Order 27236 at 8.

                                                                    Attachment 5

                           to that of U S WEST Customers, regardless of whether the Customer is an AT&T Customer or a U S WEST Customer.

                  6.2.7 In responding to repair calls, neither Party shall make disparaging remarks about each other, nor shall they use repair calls as the basis for internal referrals or to solicit customers to market services. Either Party may respond with accurate information in answering customer questions.

                  6.2.8 U S WEST shall perform scheduled maintenance, including, without limitation, required and recommended maintenance intervals and procedures, for all Telecommunications Services, Network Elements and Combinations/18/ provided to AT&T under this Agreement equal in quality to that currently provided by U S WEST in the maintenance of its own network.

                           6.2.8.1 U S WEST shall exercise its best efforts to provide the designated AT&T SPOC at least sixty (60) days advance notice of any scheduled activity which will likely impact AT&T customers.

                           6.2.8.2 Plans for significant service affecting activities shall include, at a minimum, the following information: location and type of facilities, specific work to be performed, date and time work is scheduled to commence, work schedule to be followed, date and time work is scheduled to be completed, estimated number of work hours for completion. Examples of such activities include, but are not limited to: office conversions, cable facility rolls, and tandem re-homes.

                  6.2.9 U S WEST shall exercise its best efforts to notify AT&T of all non-scheduled activities to be performed by U S WEST on any network element, including, without limitation, any hardware, equipment, software, or system, providing service functionality which will likely impact AT&T Customers.

                           6.2.9.1 U S WEST shall provide to the designated SPOC maximum advance notice of such non-scheduled activities in the same time and manner that it provides to its operation service centers.

                           6.2.9.2 U S WEST shall perform emergency maintenance as promptly as possible to maintain or restore service and shall promptly advise the AT&T designated SPOC of any such actions it takes.

                  6.2.10 U S WEST shall provide AT&T a detailed description of any and all emergency restoration plans and disaster recovery plans which are in place during the term of this Agreement. Such plans shall include, at a minimum, the following: (a) provisions for immediate notification to AT&T of the existence, location, and source of any emergency network outage potentially affecting an AT&T Customer; (b) establishment of a single point of contact responsible for initiating and coordinating the restoration of all Local Services and Network Elements or Combinations;/19/
                           (c) methods and procedures to provide AT&T with real-time access to information relating to the status of restoration efforts and problem resolution during the restoration process; (d) an inventory and description of mobile restoration

_______________________________________
/18/Per Order 27236 at 8.
/19/Per Order 27236 at 8.

                                                                    Attachment 5


                           equipment, by location; (e) methods and procedures for reprovisioning of all Telecommunications Services and network elements or Combinations/20/ after initial restoration, (f) equal priority, as between AT&T Customers and U S WEST Customers, for restoration efforts, consistent with FCC Service Restoration guidelines, including, without limitation, deployment of repair personnel, and access to spare parts and components, and (g) a mutually agreeable process for escalation of maintenance problems, including a complete, up-to-date list of responsible contacts, each available twenty-four (24) hours per day, seven (7) days per week.

                           6.2.10.1 For purposes of this subsection 6, an emergency network outage is defined as 5,000 or more blocked call attempts in a ten (10) minute period for all Customers in a single exchange.

                           6.2.10.2 AT&T and U S WEST will work cooperatively to assess up chain (end office to tandem calls), down chain (tandem to end office calls), and overall customer impact. U S WEST categorizes, reports and reacts to network outages using FCC reporting criteria and U S WEST Abnormal Condition Report Criteria.

                  6.2.11 U S WEST and AT&T shall establish mutually acceptable methods and procedures for the immediate handling of misdirected calls from AT&T customers to U S WEST requesting repair. The Customer shall be informed that AT&T is its local service provider (LSP), and the U S WEST representative will provide the AT&T customer with the appropriate telephone number of the AT&T repair center. If the LSP screen indicator is not available, the U S WEST representative will ask the AT&T customer if it knows the name of its LSP. The U S WEST representative will provide the AT&T customer with the appropriate number of the AT&T repair center. These calls are limited to repair information only, and are not to be used for marketing purposes.

                  6.2.12 When electronic interface is available, U S WEST shall inform AT&T of repair completion and trouble reason within ten (10) minutes upon completion. If no electronic interface is available, AT&T will provide a SPOC for U S WEST to call as soon as possible after repair completion. U S WEST shall notify AT&T that the trouble has been cleared. This is done on a real-time basis. Therefore the technician will notify AT&T in a similar manner, for both dispatched-in and dispatched-out troubles. The report shall not be considered closed until such notification is made. AT&T will contact its Customer to determine if repairs were completed and confirm the trouble no longer exists.

                  6.2.13 U S WEST and AT&T shall mutually develop escalation procedures to be followed if, in AT&T judgment, any performance standard defined in this Agreement is not met for any individual trouble report. The escalation procedures to be provided shall include names and telephone numbers of U S WEST management personnel who are responsible for maintenance issues and who will be contacted when a trouble condition is escalated.

                  6.2.14 In the event U S WEST shall fail to conform to any specified performance and service quality standards, identified elsewhere in this Agreement (mutually agreed to), U S WEST shall perform and deliver to AT&T, a standard root cause analysis of

____________________________________
/20/ Per Order 27236 at 8.

                                                                    Attachment 5

                           the reasons for U S WEST's failure to conform, and U S WEST shall correct said cause as soon as possible, at its own expense.

                  6.2.15 Dispatching of U S WEST technicians to AT&T Customer premises shall be accomplished by U S WEST pursuant to a request received from AT&T. AT&T shall be able to schedule maintenance appointments in intervals at parity with U S WEST upon opening of trouble report.

                  6.2.16   [Intentionally left blank for numbering consistency]

                  6.2.17 U S WEST shall supply AT&T with a unique number to identify each AT&T initial trouble report opened.

                           6.2.17.1 U S WEST and AT&T agree to a trouble priority and severity coding format for all trouble reports handled between the two companies.

                                          Troubles are prioritized according to
                                          appointment schedules:

                                          6.2.17.1.1 Priority 1 = Out of Service
                                          6.2.17.1.2 Priority 2 = Affecting
                                                                  Service
                                          6.2.17.1.3 Priority 3 = Feature
                                                                  Trouble

                           6.2.17.2 Customer has the ability to escalate.

                  6.2.18   U S WEST shall provide for resale any
                           maintenance/protection plans for services offered under this Agreement to AT&T that it offers U S WEST's own Customers.

                  6.2.19 U S WEST's current trouble reporting system does not provide the capability to reopen a closed trouble report. Therefore, U S WEST shall allow AT&T to designate that a trouble report is associated with the initial trouble report which was closed in the past twenty-four (24) hours without repairs being performed to the Customer's satisfaction. U S WEST shall measure the frequency of these types of repeated reports and will demonstrate non-discriminatory treatment to AT&T.

                  6.2.20   Additional Unbundling Requirements

                           6.2.20.1 When trouble is reported by a Customer served through unbundled Network Elements, AT&T will test its network to identify any problems. If no problems are identified with the AT&T network, AT&T will open a trouble report with U S WEST and provide switch-based test results to the U S WEST technician. U S WEST shall then test its portion of the network and perform repairs as required in the time frames set forth below in this Attachment.

                                      6.2.20.1.1 If U S WEST tests the unbundled
                                                 loop and no trouble found
                                                 ("NTF"), the same shall be
                                                 reported back to AT&T. If, upon
                                                 testing the unbundled loop, the
                                                 trouble is isolated to the
                                                 Customer side of the NID
                                                 (inside wire, CPE, etc.), AT&T
                                                 shall be billed a trouble
                                                 isolation charge ("TIC"). If,
                                                 after AT&T has opened a trouble
                                                 ticket, it cancels the trouble
                                                 ticket before a U S WEST
                                                 technician has been dispatched
                                                 on the trouble, no charges will
                                                 apply. If the U S WEST
                                                 technician has

                                                                    Attachment 5

                                      been dispatched on the reported trouble
                                      before the trouble ticket is canceled by AT&T, a TIC will be applied.

                           6.2.20.1.2 AT&T will coordinate combined
                                      testing or repair activities until trouble is resolved. U S WEST shall provide repair updates to AT&T. For trouble isolation both Parties will cooperatively test to isolate the trouble as required.

     6.3      Systems Interfaces and Information Exchanges

                  6.3.1 U S WEST shall cooperate with AT&T to establish real-time, electronic interface by AT&T to U S WEST's maintenance systems and databases. This system shall be based on existing and future uniform industry standards being worked in T1M1 standards committee and Electronics Communications Implementation Committee ("ECIC") industry forum.

                           6.3.1.1 An electronic bond will be a system to system connection with immediate update capability. In no way shall this interface cause AT&T personnel to use U S WEST systems via remote hook up or any other means of access.

                           6.3.1.2 This interface shall allow AT&T personnel to perform the following functions for AT&T
                                    Customers: (i) enter trouble reports in the U S WEST maintenance systems for an AT&T Customer, (ii) retrieve and track current status on all AT&T Customer trouble report;
                                    (iii) receive "estimated time to repair"
                                    (ETTR) on a real-time basis; (iv) receive immediate notification in the event a repair person is unable to be present for, or anticipates missing, a scheduled repair appointment, and (v) retrieve all time and material charges that apply to AT&T at the time of ticket closure (itemized by time spent, price of materials used, procedures employed, amounts incurred in each such category, and total by Customer, per event
                                    (vi) receive automated notification of case closure.

                           6.3.1.3 Automated interfaces must be provided into a centralized operations support systems data base for real time network monitoring to proactively identify potential service degradation. Such systems must monitor and report on the integrity of the U S WEST network, isolate trouble and where applicable (e.g., when an unbundled loop is connected to an unbundled port or when an unbundled loop includes such equipment as DCS, D4, etc.), initiate repair operations, test individual unbundled loops and generate maintenance and repair notices that impact any end user's ability to complete calls. Ongoing maintenance practices on such unbundled loops must be equal to or exceed the practices employed by U S WEST for facilities used to provide Services For Resale.

                           6.3.1.4 U S WEST agrees to develop and implement, as soon as possible, with a target date of November 1, 1997 the electronic interfaces described above.

              6.3.2 U S WEST agrees that AT&T may report troubles directly to a single U S WEST Repair/Maintenance Center for both residential and business Customers. The Repair Center will have two separate numbers, one for residence and one for business. CLEC's will be treated in the same manner as U S WEST customers.

                                                                    Attachment 5

              6.3.3 U S WEST shall perform all testing for Resale Services. U S WEST shall provide the capability for AT&T to receive MLT test results while AT&T customer is on line during the initial trouble report, when technically feasible in the U S WEST network.

              6.3.3.1 U S WEST shall provide test results to AT&T, if appropriate, for trouble clearance. In all instances, U S WEST will provide AT&T with the disposition of the trouble .

              6.3.4 U S WEST shall provide to AT&T the ability to obtain the status on open maintenance trouble reports via telephone or by another interface as agreed to by the Parties. U S WEST agrees to provide the status of residence and small business trouble reports upon AT&T request.

              6.3.5 U S WEST agrees to provide to AT&T the status for open maintenance trouble reports for large business Customers anytime the status of the trouble report changes or at AT&T request.

              6.3.6 U S WEST agrees that AT&T may call U S WEST to verify central office features and functions as they relate to an open trouble report. U S WEST agrees to work with AT&T on the initial trouble report to isolate the cause of the trouble and, where possible, resolve the feature/function related trouble at that time.

              6.3.7 U S WEST agrees to proactively advise AT&T of any central office failure that is known at the time of any inquiry or trouble report. U S WEST agrees to continue to work with AT&T toward implementing a process to meet AT&T requirements for notification of switch failures as soon as possible.

              6.3.8 U S WEST agrees to provide an Estimated Time To Repair (ETTR) on all residence and small business trouble reports.

              6.3.9 U S WEST agrees to develop, with AT&T cooperation, mutually acceptable workcenter interface agreements to document methods and procedures for interim and final interfaces for each service within (30) thirty days the Effective Date of this Agreement of AT&T notice to U S WEST of it's initiation of that service.

              6.3.9.1 After the initial deployment of the workcenter processes, U S WEST agrees to continue working with the AT&T to further develop, improve and refine the operational process described in this Agreement.

              6.3.10 U S WEST agrees to provide AT&T repair history of previous trouble reports on customer service of open trouble report.

              6.3.11 U S WEST shall provide AT&T the capability to cancel a trouble report.

              6.3.12 U S WEST shall provide AT&T with the capability to modify a trouble report.

     6.4  Standards

              6.4.1 Maintenance charges for premises visits by U S WEST employees or contractors shall be billed by AT&T to its Customer.

                                                                    Attachment 5

                           6.4.1.1 U S WEST employees or contractors shall present the Customer with an AT&T provided, AT&T-branded form detailing the time spent, the materials used and an indication that the trouble has either been resolved, or that additional work will be necessary in accordance with the provisions of this Agreement.

                           6.4.1.2 If additional work is required, U S WEST employees or contractors shall call AT&T from Customer premises so that AT&T can schedule a new appointment with U S WEST and Customer at the same time.

              6.4.2 U S WEST agrees to work with AT&T to support expeditious development of an industry standard trouble report entry format and agrees to implement such standard within sixty (60) days after final resolution by the Network Operation Forum (NOF).

     6.5  Performance Measurements and Reporting

              6.5.1        Cycle Time Measurements

              This subject is to be addressed according to the procedures set forth in Section 52 of Part A of this Agreement.

7.   Miscellaneous Services and Functions
     7.1  Permanent Systems Interfaces and Exchanges

              7.1.1 This subject is to be addressed according to the procedures set forth in Section 52 of Part A of this Agreement.

         7.2  Standards

         This subject is to be addressed according to the procedures set forth in Section 52 of Part A of this Agreement.

         7.3  Performance Measurements and Reporting
         This subject is to be addressed according to the procedures set forth in Section 52 of Part A of this Agreement.

Attachment 6


       INTERFACE REQUIREMENTS FOR PRE-ORDERING, ORDERING, PROVISIONING,
                      MAINTENANCE AND REPAIR, AND BILLING

                                    PURPOSE
                                    -------

1.   Purpose

     1.1 This Attachment 6 sets forth the interface requirements for pre-ordering, ordering and provisioning, maintenance and repair, and billing, where AT&T provides service to its customers through resale of U S WEST Local Services or through the use of Unbundled Network Elements and Combinations/1/.

2.   Use of Standards

     2.1 As described below, AT&T and U S WEST agree to implement each interface described below based upon existing and evolving industry standards or as mutually agreed upon. The Parties shall transition the electronic interfaces to industry standards within a timeframe mutually agreed to.

3.   Reimbursement

     3.1 Reimbursement for operational interfaces shall be as determined by the appropriate regulatory agency as set forth in this Interconnection Agreement.

4.   Scope

     4.1 This Attachment addresses the real-time transaction based protocols and transport networks that will be used to exchange information for:

          .    Preorder/Ordering/Provisioning for Service Resale (SR) and
               Customer Specific Unbundled Network Elements (UNEs)
          .    Maintenance/Repair for SR and UNEs

          It also addresses the batch protocols and transport networks that will be used to exchange information for:

          .    Recorded Customer Usage for SR and UNE
          .    Wholesale Billing for SR and UNE
          .    Recorded Usage Receivables for UNE
          .    Local Account Maintenance for SR and UNE
          .    Directory Assistance Database

          The preceding list of information to be exchanged is intended to be exemplary and does not represent a comprehensive list of such information to be exchanged between the parties.

---------------------------------
/1/ Per Order 27236 at 8.

Attachment 6

     4.2 AT&T and U S WEST will use at least one method of exchanging preorder information which will be real-time transaction based. AT&T and U S WEST may also assess and determine the arrangements and conditions to support Batch file transmittal for certain types of preorder information related to the Street Address Guide and Switch/Feature/Facility availability.

5.   System Interfaces

     5.1 For Pre-order, Order and Provisioning, an exchange protocol, such as that based upon a subset of Common Management Interface Protocol
          (CMIP) transactions referred to as Electronic Communications-Lite (EC-
          Lite), will be used to transport Electronic Data Interchange (EDI) formatted content. AT&T and U S WEST will use a TCP/IP based transport network for the exchange of EDI transactions. AT&T and U S WEST will translate ordering and provisioning requests from the Ordering and Billing Forum (OBF) forms into EDI transactions using mutually agreed to mappings. The Service Order SubCommittee (SOSC) of the Telecommunications Industry Forum/Electronic Data Interchange (TCIF/EDI) committee interpretations of the 850, 855, 860, 864, 865, 870, and 977 transactions, in accordance with the OBF forms, will be used to convey all the necessary data to connect, modify or disconnect local exchange services.

     5.2 For Maintenance and Repair, the CMIP transactions referred to as Electronic Bonding - Trouble Administration (EB-TA) will be used. AT&T and U S WEST will use an X.25 transport network which is the currently defined standard.

     5.3 For Billing, AT&T and U S WEST will use EDI 811 and OBF Billing Output Specification (BOS) formats via CONNECT:Direct. Section 13 further defines the conditions when one or the other format will be used.

     5.4 For Local Account Maintenance (LAM), AT&T and U S WEST agree to use CONNECT:Direct.

     5.5 For Directory Assistance Database Information, AT&T and U S WEST agree to use a batch protocol and transport network that is yet to be determined and will be addressed in the Joint Implementation Agreement
          (JIA) described in Section 18 of this Attachment.

     5.6 Modifications to OBF forms that are required due to the absence of, or existence of unnecessary data fields, contents, or formats will be addressed in the Joint Implementation Agreement described in Section 18 this Attachment ("JIA").

6.   Real Time Performance

     6.1 The pre-order real time interface will support the AT&T customer contact as executed within AT&T's Sales and Service Centers. Gateway-to-gateway query-response cycle time performance requirements will be specified as part of the Joint Implementation Agreement described in
          Section 18 of this Attachment.

     6.2 The transaction response time U S WEST provides to AT&T Sales and Service Center will be equal in quality with that which U S WEST provides to itself or other telecommunications carriers. For purposes of this Attachment, U S WEST agrees to provide AT&T benchmarking information for end-user performance based on transaction volumes (nominal - light volume, standard- typical volume, and worst case - heavy volume)AT&T. AT&T may request an improvement in the

Attachment 6

          transaction response time U S WEST provides to AT&T's Sales and Service Center above that which U S WEST provides to itself or other telecommunications carriers. through the Bona Fide Request Process, which is defined in the Part A of this Interconnection Agreement should cycle times not meet AT&T's business requirements.

7.   Compliance with Industry Standards

     7.1 AT&T and U S WEST agree to discuss the modification of these interfaces based upon evolving standards (e.g., data elements, protocols, transport networks, etc.) and guidelines issued by or referenced by relevant Alliance for Telecommunication Industry Solution (ATIS) committees. Establishment of new, or changes to industry standards and guidelines will be reviewed on no less than an annual basis commencing on the Effective Date of this Interconnection Agreement. This review will consider standards and guidelines that have reached final closure as well as those published in final form. Both parties agree to evaluate evolving standards and mutually determine the relevant modification to be implemented based upon the latest approved version adopted or the latest version reflecting final closure by the relevant (ATIS) committee or subcommittee. The parties will use reasonable effort to reach closure upon the necessary changes within no more than three(3) months of initiating each review and to implement the changes within nine(9) months or earlier, if reasonably possible, unless there is mutual agreement to a different implementation schedule.

     7.2 In the course of establishing operational ready system interfaces between U S WEST and AT&T to support Local Service delivery, AT&T and U S WEST may need to define and implement system interface specifications that are supplemental to existing standards. Where mutually agreed to, AT&T and U S WEST will submit such specifications to the appropriate standards committee and will work towards its acceptance as a standard.

8.   Scheduled Availability

     8.1 AT&T and U S WEST agree to an operational/production readiness as soon as possible with a target date of November 1, 1997 for the delivery of all systems interfaces described within this document, with the mutual understanding that (1) product delivery content is dependent on requirements definition and the time required to develop to these requirements and (2) operational readiness is dependent upon satisfactory test results for the transaction volumes projected by AT&T. AT&T and U S WEST agree to work to mutually identify, prioritize and track those functions which may need to be positioned in a subsequent systems interface delivery. These functions will be jointly reviewed to define the time frame for development of subsequent releases of the system interfaces and establish mutually agreeable delivery dates.

     8.2 AT&T and U S WEST agree that project schedules, timelines, milestone deliverables, reporting processes, among others, will be specified in the Joint Implementation Agreement (Section 18). These schedules and deliverables will be reviewed and revised as needed as part of regularly scheduled meetings conducted throughout the development/implementation cycle.

9.   Pre-Order

Attachment 6

     9.1 The Parties agree that the exchange of preordering information for resale services and for services provided using UNEs will be transmitted over the same interface.

     9.2 AT&T and U S WEST will establish a transaction-based electronic communications interface based upon the most current (as of the Effective Date of this Interconnection Agreement) version of the Service Order Subcommittee (SOSC) implementation guideline for Electronic Data Interchange (EDI). An exchange protocol, such as Electronic Communications-Lite (EC-Lite) will be used to transport EDI formatted content necessary to perform inquiries including but not limited to: Switch/Feature/Facility Availability, Address Verification, Telephone Number Assignment, Appointment Scheduling, and Customer Service Record requests. Without limiting other restrictions which may apply, Customer Service Records are provided for the limited purpose of supporting the resale of U S WEST local exchange services by AT&T or the sale of unbundled elements on behalf of that customer. The use of records in a manner not associated with the ordering process, is expressly forbidden, and is a violation of the terms of this Interconnection Agreement.

10.  Order and Provisioning

     10.1 When AT&T is the customer of record for the resold local exchange service(s), the exchange of information relating to the ordering and provisioning of local exchange service will be based upon the American National Standards Institute (ANSI) Accredited Standards Committee (ASC) X12 Standards as documented by the SOSC of the Telecommunications Industry Forum/Electronic Data Interchange (TCIF/EDI) committee. The Implementation Guidelines for Electronic Data Interchange EDI Guidelines Customer Services Issue 7 will be used as a baseline for implementation despite the fact that this document may not have reached final approval stage by the Effective Date of this Interconnection Agreement. An exchange protocol, such as EC-Lite will be used to transport EDI formatted content. The information exchange will be forms-based, using Local Service Request
           (LSR) Form, End User Information Form, and the Resale Service Form developed by the OBF as specified in the August 1996 version of the OBF forms in Bellcore SR STS-4710XX, and for Directory Listings, included with a local service request, as specified in SR STS-471102.

     10.2 The end-user specific UNE order will be based upon OBF LSR forms. The applicable SOSC implementation guidelines described previously also apply to the End-user Specific Provisioning UNE orders. U S WEST and AT&T agree that the information exchange will be forms-based using the Local Service Request Form, End User Information Form, Loop Service Form (which may ultimately be renamed the Loop Element form) and Port Form (which may ultimately be renamed the Switch Element
           Form) developed by the OBF. End-user-specific elements, or combinations thereof/2/, to be supported in UNE orders shall be as permitted in the applicable Interconnection Agreement for unbundled elements and subject to FCC and state regulatory requirements.

     10.3 Subject to regulatory direction or mutual agreement relative to the requirement of providing combinations of UNE components, AT&T and U S WEST will establish a method to relate, track and process as a single entity the individual U S WEST provided End-user specific UNE

------------------------------
/2/ Per Order 27236 at 8.

Attachment 6

           components specified at the time of the initial order./3/

     10.4 AT&T and U S WEST will use the same transaction based protocol, such as EC-Lite, and transport network specified for service resale for End-user specific UNE orders.

     10.5 The ordering of common use (non-end user specific) UNEs, as may be permitted under the Interconnection Agreement for unbundled elements and subject to FCC and state regulatory requirements, will be supported by a process separate from that described in the preceding paragraphs for end-user-specific UNEs, such system to be the same or similar to the mechanized process used for trunk service requests or another process or system as appropriate and determined by mutual agreement. Unless U S WEST is otherwise required by AT&T, this process will not employ the electronic interfaces specified in this Attachment Agreement, unless modified by separate agreement. U S WEST will support, if and to the extent required by law, this Interconnection Agreement or mutually agreed to, interconnection and operation of End-user specific UNEs used in combination with common use UNEs./4/ The systems and ordering process as outlined herein is separate and apart from the Bona Fide Request Process agreed to by the parties. The Joint Implementation Agreement (Section 18 of this Attachment 6.) will address the details related to defining a mechanism to correlate End-user-specific UNE orders placed via system interfaces with Common Use UNEs that may have been previously ordered.

     10.6 U S WEST will accept an 860 transaction that contains the complete refresh of the previously provided order information (under the original 850 transaction) simultaneously with the delivery of supplemental (new/revised) information from AT&T, subject to mutually agreed upon business rules. This treatment with respect to the 860 transaction will be accepted by both parties until the SOSC explicitly clarifies the information exchanges associated with supplementing orders, or AT&T and U S WEST mutually agree to change the treatment.

11.  Maintenance and Repair

     11.1 The exchange of maintenance and repair information, for both U S WEST retail local exchange services to be resold by AT&T and for services AT&T provides using a U S WEST UNE or combinations of U S WEST UNEs/5/, will be transmitted over the same interface.

     11.2 For the purpose of exchanging fault management information, AT&T and U S WEST will establish an electronic bonding interface, based upon ANSI standards T1.227-1995 and T1.228-1995, and Electronic Communication Implementation Committee (ECIC) Trouble Report Format Definition (TRFD) Number 1 as defined in ECIC document ECIC/TRA/95-003, and all standards referenced within those documents. The parties will use the functions currently implemented for reporting access circuit troubles. These functions include, but are not limited to:
           Enter Trouble, Request Trouble Report Status, Add Trouble Information, Modify Trouble Report Attributes, Trouble Report Attribute Value Change (AVC) Notification and Cancel Trouble Report, all of which are fully explained in ANSI T1.227/T1.228-1995. Additional functions not currently

------------------------------
/3/ Per Order 27236 at 8.
/4/ Per Order 27236 at 8.
/5/ Per Order 27236 at 8.

Attachment 6

           implemented by the parties or defined by the standards may be supported by mutual agreement (e.g. Test Access and Trouble History).

     11.3 Modifications that are required due to the absence of, or existence of unnecessary data fields, contents, or formats will be addressed in the Joint Implementation Agreement (JIA) described in Section 18 of this Agreement.

12.  Recorded Customer Usage

     12.1 U S WEST will record the mutually agreed upon customer usage data that AT&T requires for its retail local service customers. The content of such data will be based upon a mutually agreeable interpretation of the BellCore Exchange Message Record (EMR) format to be documented within the JIA. U S WEST will provide electronic transmission of the recorded data using CONNECT:Direct daily on Monday through Friday on a schedule to be determined in the Joint Implementation Agreement (excluding holidays). This interface and format will be used to deliver recorded usage when AT&T is reselling retail local exchange services of U S WEST and when usage is associated with customers served by AT&T through one or more UNEs provided by U S WEST. AT&T and U S WEST will mutually agree upon the conditions when customer usage data recording will be provided on behalf of AT&T.

13. Billing Format for Service Resale (SR) and Unbundled Network Elements (UNE) Payables

     13.1 Billing information for unbundled loop and port elements that are flat rated will be provided in a single EDI 811 format across all U S WEST regions via Connect:Direct. Billing information for unbundled trunks/interoffice transport elements that are flat rated will be provided in a BOS format via Connect: Direct and will appear in the Customer Service Record of the facility bill. Billing information for SR products and services that are flat rated will be provided in a single EDI 811 format across all U S WEST regions via Connect:Direct. Exceptions include, but are not limited to, frame relay which will be provided in a BOS format via Connect:Direct. The display of rating codes and the associated charge will be mutually agreed upon in both formats. Charges associated with a specific loop will reflect the circuit ID format.

     13.2 For usage-rated billing, U S WEST will issue bills to AT&T for SR/UNE in the formats described under the flat-rated SR/UNE billing section. Usage rated billing for SR/UNE will be uniquely identified and displayed in the Usage Sections of the bill. For products using BOS format, jurisdiction will be specified per BOS guidelines. Conversation time, by chargeable traffic type, will be displayed and billed per applicable tariffs. Delivery of usage rated SR/UNE bills will be provided as described under the flat-rated SR/UNE billing section.

     13.3 UNEs which U S WEST agrees to provide, under the terms and conditions of the Agreement, or to the extent required by law, that are recombined as a single service/6/, will be grouped together by U S WEST and displayed together on the bill.

14.  Recorded UNE Local or Access Usage Receivables

------------------------------
/6/ Per Order 27236 at 8.

Attachment 6

     14.1 U S WEST will record all agreed upon originating and terminating usage billed to and associated with a UNE provided by U S WEST to AT&T. The usage recorded will be in the same BellCore Exchange Message Record format discussed within Section 12 and will be subject to the same terms and conditions for modification and/or replacement of the format as discussed in Section IX.

     14.2 AT&T and U S WEST will mutually agree upon the Local and Long Distance access customer usage data recording that U S WEST will provide to AT&T consistent with FCC and State regulatory guidelines and requirements, so that AT&T may bill other carriers for the local and exchange access usage charges to which AT&T is entitled, if any. AT&T and U S WEST will perform mutually agreeable systems testing, as documented in the Joint Implementation Agreement (Section 18), as soon as possible with a target date of November 1, 1997.

     14.3 U S WEST will provide electronic transmission of the recorded usage using CONNECT: Direct daily on Monday through Friday on a schedule to be determined in the Joint Implementation Agreement (excluding holidays). The same or similar interface used for delivery of Recorded Customer Usage, discussed in Section 12, will be used for delivery of the recorded usage discussed in this section.

15.  Local Account Maintenance

     15.1 When acting as the switch provider for AT&T, where AT&T either is reselling retail services of U S WEST or employing UNEs to provide local service, U S WEST will notify AT&T whenever the local service customer transfers service from AT&T to another local service provider. U S WEST will provide this notification via CONNECT:Direct using a mutually agreeable 4 digit Local Use Transaction Code Status Indicator (TCSI) that will be used to indicate that the retail customer is terminating local service with AT&T. This notice will be provided on the next processing day after implementing the transfer, where processing days are Monday through Friday (excluding holidays). The TCSI, sent by U S WEST, will be in the 960 byte industry standard CARE record format.

     15.2 AT&T and U S WEST will process account changes that affect only the pre-subscribed intraLATA and/or interLATA toll provider (PIC) via a Change service order form using the same EC-Lite transaction based protocol and transport network employed for ordering resale service as specified in Section 10.

     15.3 When appropriate regulatory guidelines exist, the mechanism U S WEST will use the industry standard CARE message TCSI 3148 to reject an interexchange carrier initiated change of the Primary Interexchange Carrier (PIC), where U S WEST is the switch provider either for the retail local services of U S WEST that AT&T resells or UNEs of U S WEST that AT&T employs in providing service, will be the industry standard CARE message TCSI 3148.

     15.4 Agreement by U S WEST and AT&T to the Local Account Maintenance described above does not, in any way, set a precedence or remove any obligation for U S WEST and AT&T to work towards an industry solution for supporting customer movement between and among other ILECs and CLECs.

16.  Directory Assistance Database

Attachment 6

     16.1 AT&T and U S WEST will use a batch protocol and transport network to exchange Directory Assistance Database information similar to existing U S WEST listings products (i.e., DA EUSL, DA EUSL Updates). The specific protocol and transport network to be used has not been determined or mutually agreed to and will be specified in the JIA.

     16.2 Without limiting other restrictions which may apply, directory service listing products are provided for the limited purpose of supporting provision of services as outlined in the Interconnection Agreement. The use of listings in a manner not associated with this use, is expressly forbidden, and is a violation of the terms of the Interconnection Agreement.

17.  Testing and Acceptance

     17.1 The Parties will test the interfaces developed under this Attachment, and the intent of the end-to-end integrity testing is to establish, through the submission and processing of test cases, that transactions agreed to by AT&T and U S WEST will successfully process, in a timely and accurate manner, through both parties' supporting OSS as well as the interfaces. Irreconcilable differences regarding the interpretation of operational status of the interfaces will be handled through the Dispute Resolution Process to be defined in Section 27 of Part A of this the Interconnection Agreement approved by the Commission.

     17.2 An interoperability testing suite shall ensure the implementation of functions, capabilities, and acceptance criteria enumerated in the JIA, with both parties agreeing to resolve any material defects in the software.

     17.3 The test process shall include a series of tests in which the transactions, representative of the predominant business transactions associated with local customer servicing, are performed side-by-side using the mediated access gateway interface to U S WEST Legacy systems and the Legacy system interface utilized by U S WEST service representatives and repair attendants. The purpose of this series of tests will be to verify that the performance and response times visible to a user of the mediated access gateway for nominal and worst case scenarios with the same level of quality in accordance with the Act.

     17.4 U S WEST does not warrant that its systems and access to those systems will be error-free.

     17.5 Products and services already billed via the Integrated Access Billing System (IABS) will be included in the existing pre-bill certification process for general availability and a re-certification process conducted in accordance with current practices. For products and services billed outside of IABS, the parties will work towards establishing a mutually agreed upon pre-bill certification process.

     17.6 AT&T and U S WEST agree that metrics are required in order to monitor the performance and assure the on-going delivery of non-discriminatory access to U S WEST systems for Pre-Order/Ordering/Provisioning, Maintenance/Repair, Billing, and Directory Assistance databases. A performance measurement plan that addresses the definition, measurement, and review of quality, timeliness, accuracy and availability of each interface and associated transactions or files will be jointly developed and documented within the JIA for each interface.

Attachment 6

     17.7 AT&T and U S WEST agree to periodic status meetings to review the overall progress toward introducing fully operational interfaces capabilities as soon as possible with a target date of November 1, 1997.

     17.8 Results of testing shall be considered Confidential Information, except that such results may be provided pursuant to this Agreement and law.

18.  Joint Implementation Agreement Development

     18.1 AT&T and U S WEST recognize that the preceding provisions are not sufficient to resolve all, technical and operational details related to the interfaces described. Therefore, AT&T and U S WEST agree to document the additional, technical and operational details in the form of a Joint Implementation Agreement (JIA). The purpose of the JIA is to establish the working details of the systems interfaces between the two parties, and as such, they will not be submitted to the state commissions for approval as amendments to the Interconnection Agreement. These JIA may be modified, by mutual agreement, over the life of the Interconnection Agreement without subjecting the balance of the Interconnection Agreement to renegotiation or modification.

     18.2 Both parties further agree that any technical, operational or implementation issues directly associated with the systems interfaces, once identified at the working team level, may be escalated by the initiative of either party thirty (30) days after an issue is identified. The escalation will proceed first to the senior management of both companies who will seek to resolve the issue. Within 14 days of acceptance of this Interconnection Agreement, AT&T and U S WEST will document the agreed upon escalation process including the names and contact information of responsible senior management. If an issue is not resolved within thirty days following receipt of the issue by senior management, either party may submit the issue to the Alternative Dispute resolution process contained in the Interconnection Agreement approved by the applicable state commission.

     18.3 AT&T and U S WEST will document an overall project implementation schedule within sixty (60) days of signing this Interconnection Agreement. This schedule will be mutually binding and can be modified by mutual consent.

     18.4 In addition, AT&T and U S WEST agree to document both a topical outline for the JIA, and establish a schedule for identifying, discussing, resolving and documenting resolution of issues related to each aspect of the JIA topical outline for each interface discussed in this document. In no case will either end to end integrity testing or load testing begin without both parties mutually agreeing that each interface JIA documents the intended operation of the interface scheduled for testing. In the event the parties can not agree prior to one hundred and twenty (120) days of the operational/production readiness date for delivery of all system interfaces described within this Attachment, disputes over the sufficiency of documentation will be submitted to arbitration pursuant to the Alternative Dispute Resolution process contained in the Interconnection Agreement.

     18.5 By mutual agreement, specific paragraphs or entire sections of the Interconnection Agreement may be identified and documented to serve the purpose described for the Joint Implementation Agreement for specific interfaces. Any issues identified and subsequently resolved through either the end-to-end integrity or load testing processes will be incorporated into the impacted interface section of the JIA within days of issue resolution.

Attachment 6

     18.6  An illustrative outline for a JIA follows:

           .   Introduction
           .   Purpose of Joint Implementation Agreement
           .   Terms of Agreement
           .   "System" Interface
               .    Business Process and Data requirements
               .    Overall Responsibilities
               .    Identification & Definitions of Activities
               .    Information To Be Provided Per Transaction
               .    Process Information for Each Activity & Transaction
           .   Delivery Criteria
               .    Data Standard
               .    Message Protocol
               .    Transmission Protocol
               .    Destination
               .    Frequency Of Data
               .    Deviations to Generic Specification
               .    Error Processing
               .    Process for Notification of Late Transmittals
               .    Escalation & Expedite Procedures
               .    Transaction Response Times
               .    File Format Specifications
               .    Rules for the Physical Interface
               .    File Structure
               .    Data Format
               .    Error Controls
               .    Physical Tape Specifications
               .    Site Information
               .    Contact Person
               .    Transmission Hours
           .   Testing
               .    Cooperative Testing
               .    Pairwise Testing
               .    ETE Testing
               .    Test Order ETE (Employees)
               .    Future Testing Requirements
           .   Interface Metrics
               .    Data Timeliness
               .    Data Completeness
               .    Data Accuracy
           .   Contact Information
               .    Contacts/Escalation Contacts
               .    Schedules for Center Operations (days/hours of Operation)
           .   Data Requirements
               .    Retention of Data
               .    Back-up and Recovery Procedures
               .    Disaster Recovery
               .    System Change Notification
               .    Guarding of Proprietary Data

Attachment 6

           .   Reporting Information
               .    Reports to be Generated
               .    Frequency
               .    Data Requirements
               .    Transmission
           .   Change Control Process
           .   Issue Resolution Process
           .   Termination of Interface Notification

                                                                    Attachment 7

                            IMPLEMENTATION SCHEDULE


1.   Local Service Resale

     1.1 Within ninety (90) days after request , U S WEST shall provide for resale all services designated in this Agreement. Once service is initiated in an area, the ordering and provisioning intervals will be as specified in this Agreement and/or adopted by the Commission.

          Additionally, the Parties shall meet and negotiate the following categories of intervals. In the event the Commission has designated such intervals, the Commission-designated intervals shall apply:

          1.1.1  Local service with no dispatch;
          1.1.2  Local service with dispatch;
          1.1.3  Feature changes with no dispatch;
          1.1.4  Disconnect with no dispatch; and
          1.1.5  Disconnect with dispatch.

2.   Unbundled Network Platform (All Network Elements in Combination)

     2.1 Within one hundred and twenty (120) days after request, , U S WEST shall offer all services, Network Elements and any Combinations thereof designated in this Agreement. Once service is initiated in an area, the ordering and provisioning intervals will be as specified in this Agreement and/or adopted by the Commission.

          Additionally, the Parties shall meet and negotiate the following categories of intervals. In the event the Commission has designated such intervals, the Commission-designated intervals shall apply:

          2.1.1  Local service with no dispatch;
          2.1.2  Local service with dispatch;
          2.1.3  Feature changes with no dispatch;
          2.1.4  Disconnect with no dispatch; and
          2.1.5  Disconnect with dispatch.

3.   Interconnection Trunking for Local Service

     3.1 Within thirty (30) days after request or such other time period as the Parties may mutually agree, the AT&T shall provide U S WEST with its initial forecast of the quantity of interconnection trunks it requires, by location and type. The forecast shall address AT&T's requirements for each of the eight quarters immediately after the Effective Date of this Agreement. U S WEST shall cooperate with AT&T in the development of its forecast, as required.

     3.2 Upon completion of the forecast, U S WEST and AT&T shall meet to review the forecast, and to determine the availability of trunks and interoffice facilities necessary to accommodate AT&T's forecast. Where facilities are in place, U S WEST shall provide the initial installation of interconnection trunk groups within thirty (30) days after request. In the event facilities are not available, U S WEST will so advise AT&T within five (5) Business Days of the Effective Date of this Agreement, and jointly plan and develop an implementation schedule within the thirty (30) day period. Subsequent to the initial thirty (30) day period, interconnection trunk orders shall be processed as specified in this Agreement and/or as adopted by the Commission.

                                                                    Attachment 7

4.   Ancillary Trunking

     4.1  Within ninety (90) days after request, , U S WEST shall provide:

          4.1.1  E-911 Trunking in cooperation with AT&T;
          4.1.2 SS7 Interconnection and Certification in cooperation with AT&T; and
          4.1.3 Directory Listings Arrangements and Directory Assistance Interconnection.

5.   Unbundled Loops

     5.1 Within sixty (60) days after Collocation has been provided pursuant to the terms of this Agreement, U S WEST shall provide unbundled loops at designated end offices. Subsequent unbundled loops should be made available pursuant to ordering intervals as specified in this Agreement and/or adopted by the Commission.

6.   Collocation

     6.1 Collocation will be provided upon request pursuant to the terms and conditions of this Agreement.

7.   Access To Poles, Ducts and Rights of Way

     7.1 Access to Poles, Ducts and Rights of Way shall be provided upon request, pursuant to the terms and conditions of this Agreement.

8.   Interim Number Portability

     8.1 Interim Number Portability capabilities, as specified in this Agreement, shall be made available in specified locations ninety (90) days after request and within appropriate service order windows thereafter. Interim Number Portability shall be capable of being ordered electronically with a target date of December 1, 1997.

9.   Operational Support System/1/

     9.1 Operational Support Systems shall be available for preordering, ordering, provisioning, maintenance, repair and billing under the following target schedule:

          9.1.1 Service Resale for POTS and Multiline Hunt Group up to 12 lines by 11/1/97;
          9.1.2  Complex Business services by 2/1/98;
          9.1.3  Interim Number Portability by 12/1/97;
          9.1.4  Unbundled Network Platform by 12/1/97;
          9.1.6 Other elements within the Agreement by 5/1/98 or as agreed to by the Parties.

     9.2 However, U S WEST shall be entitled to use the ADR process to demonstrate that any target dates cannot be met, provided that U S WEST has provided a jeopardy notice at least sixty (60) days prior to a target date that it feels it cannot meet. That notice shall specify all reasons why such a date is in jeopardy, shall show all actions that U S WEST proposes to minimize any delay in meeting such dates, and shall propose a revised target date. U S WEST shall be entitled to an extension of any such date upon proving that (a) the need for an extension does not result from actions or failures to act that were or are within its control an (b)

__________________________________

/1/ Per Third Order at 12-13.

                                                                    Attachment 7

          that its proposed extension date causes the minimum delay necessary to provide the availability required by this Agreement.

                           EXHIBIT A - IDAHO RATES*

-------------------------------------------------------------------------------------------------------------------------
                                                                                            Recurring      Nonrecurring
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
6.0  Resale                                                                                 Wholesale       Wholesale
                                                                                             Discount        Discount
                                                                                            Percentage      Percentage
                                                                                            Recurring      Nonrecurring
                                                                                             Charges         Charges
-------------------------------------------------------------------------------------------------------------------------
     6.1 Wholesale Discount Rates
-------------------------------------------------------------------------------------------------------------------------
         6.1.1    Basic Exchange Residential Line Service                                       18.25%
-------------------------------------------------------------------------------------------------------------------------
         6.1.2    Basic Exchange Business Line Service/PBX                                      18.25%
-------------------------------------------------------------------------------------------------------------------------
         6.1.3    IntraLATA Toll                                                                18.25%
-------------------------------------------------------------------------------------------------------------------------
         6.1.4    Package/Special Services (e.g., Centrex, ISDN,                                18.25%
                  DSS, Frame Relay Service, ACS)
-------------------------------------------------------------------------------------------------------------------------
         6.1.5    Listings, CO Features & Information Services                                  18.25%
-------------------------------------------------------------------------------------------------------------------------
         6.1.6    Private Line                                                                  18.25%
-------------------------------------------------------------------------------------------------------------------------
         6.1.7    High Volume Services (Previously Discounted)                                   6.65%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
     6.2 Customer Transfer Charge (CTC)
-------------------------------------------------------------------------------------------------------------------------
         6.2.1    CTC for POTS Service                                                                          $  5.00
-------------------------------------------------------------------------------------------------------------------------
         6.2.2    CTC for Private Line Transport Services
-------------------------------------------------------------------------------------------------------------------------
                  First Circuit                                                                                 $ 45.08/1/
-------------------------------------------------------------------------------------------------------------------------
                  Additional Circuit, per circuit, same CSR                                                     $ 31.19/1/
-------------------------------------------------------------------------------------------------------------------------
         6.2.3    CTC for Advanced Communications Services, per Circuit                                         $ 50.48/1/
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                            Recurring      Nonrecurring
-------------------------------------------------------------------------------------------------------------------------
7.0  Interconnection
-------------------------------------------------------------------------------------------------------------------------
     7.1 Entrance Facilities
-------------------------------------------------------------------------------------------------------------------------
         7.1.1    DS1                                                                         $ 91.61           $535.27
-------------------------------------------------------------------------------------------------------------------------
         7.1.2    DS3                                                                         $367.97           $634.95
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
     7.2 LIS EICT
-------------------------------------------------------------------------------------------------------------------------
         7.2.1    Per DS1                                                                     $  8.29           $323.45
-------------------------------------------------------------------------------------------------------------------------
         7.2.2    Per DS3                                                                     $ 29.03           $325.10
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                            Recurring        Recurring Per   Nonrecurring
                                                                             Fixed               Mile
-------------------------------------------------------------------------------------------------------------------------
     7.3 Direct Trunked Transport
-------------------------------------------------------------------------------------------------------------------------
         7.3.1
-------------------------------------------------------------------------------------------------------------------------
                  DS0 Over 0 to 8 Miles                                      $  3.81                -
-------------------------------------------------------------------------------------------------------------------------
                  DS0 Over 8 to 25 Miles                                     $  3.81                -
-------------------------------------------------------------------------------------------------------------------------
                  DS0 Over 25 to 50 Miles                                                           -
-------------------------------------------------------------------------------------------------------------------------
                  DS0 Over 50 Miles                                          $  3.81                -
-------------------------------------------------------------------------------------------------------------------------
         7.3.2                                                               $  3.81
-------------------------------------------------------------------------------------------------------------------------
                  DS1 Over 0 to 8 Miles                                      $ 37.35          $  1.25
-------------------------------------------------------------------------------------------------------------------------
                  DS1 Over 8 to 25 Miles                                     $ 37.35          $  1.82
-------------------------------------------------------------------------------------------------------------------------
                  DS1 Over 25 to 50 Miles                                    $ 37.35          $  1.89
-------------------------------------------------------------------------------------------------------------------------
                  DS1 Over 50 Miles                                                           $  1.90
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
         7.3.3
-------------------------------------------------------------------------------------------------------------------------
                  DS3 Over 0 to 8 Miles                                      $257.18          $ 19.48
-------------------------------------------------------------------------------------------------------------------------
                  DS3 Over 8 to 25 Miles                                     $260.49             4.24
-------------------------------------------------------------------------------------------------------------------------
                  DS3 Over 25 to 50 Miles                                    $260.77             6.43
-------------------------------------------------------------------------------------------------------------------------
                  DS3 Over 50 Miles                                          $259.32          $ 26.35
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                            Recurring      Nonrecurring
-------------------------------------------------------------------------------------------------------------------------
     7.4 Multiplexing
-------------------------------------------------------------------------------------------------------------------------
         7.4.1    DS1 to DS0                                                                  $199.75           $291.36
-------------------------------------------------------------------------------------------------------------------------
         7.4.2    DS3 to DS1                                                                  $201.88           $298.29
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

                           EXHIBIT A - IDAHO RATES*

-------------------------------------------------------------------------------------------------------------------------
                                                                                            Recurring      Nonrecurring
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
     7.5 Trunk Nonrecurring Charges
-------------------------------------------------------------------------------------------------------------------------
         7.5.1    DS1 Interface, First Trunk                                                                 $   323.03/1/
-------------------------------------------------------------------------------------------------------------------------
         7.5.2    DS1 Interface, Each Additional Trunk                                                       $    10.21/6/
-------------------------------------------------------------------------------------------------------------------------
         7.5.3    DS3 Interface, First Trunk                                                                 $   331.71/1/
-------------------------------------------------------------------------------------------------------------------------
         7.5.4    DS3 Interface, Each Additional Trunk                                                       $   18.27/6/
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
     7.6 Local Traffic
-------------------------------------------------------------------------------------------------------------------------
         7.6.1    End office call termination, per Minute of Use                                $ 0.0029
-------------------------------------------------------------------------------------------------------------------------
         7.6.2    Tandem Switched Transport
-------------------------------------------------------------------------------------------------------------------------
                  7.6.2.1  Tandem Switching, per Minute of Use                                  $0.00320
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                            Recurring     Recurring Per    Nonrecurring
                                                                              Fixed            Mile
-------------------------------------------------------------------------------------------------------------------------
                  7.6.2.2  Tandem Transmission, per Minute of Use
-------------------------------------------------------------------------------------------------------------------------
                           0 to 8 Miles                                        0.000218/1/       0.000006/1/
-------------------------------------------------------------------------------------------------------------------------
                           8 to 25 Miles                                       0.000218/1/       0.000001/1/
-------------------------------------------------------------------------------------------------------------------------
                           25 to 50 Miles                                      0.000218/1/       0.000014/1/
-------------------------------------------------------------------------------------------------------------------------
                           Over 50 Miles                                       0.000218/1/       0.000011/1/
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
     7.7 Miscellaneous Charges
-------------------------------------------------------------------------------------------------------------------------
         7.7.1    Cancellation Charge (LIS Trunks)                           U S WEST's Idaho Access Service Catalog
-------------------------------------------------------------------------------------------------------------------------
         7.7.2    Expedite Charge (LIS Trunks)                               U S WEST's Idaho Access Service Catalog
-------------------------------------------------------------------------------------------------------------------------
         7.7.3    Construction Charges                                                              ICB/3/         ICB/3/
-------------------------------------------------------------------------------------------------------------------------
     7.8 IntraLATA Toll Traffic                                              U S WEST's Idaho Access Service Catalog
-------------------------------------------------------------------------------------------------------------------------
     7.9 Transit Traffic
-------------------------------------------------------------------------------------------------------------------------
         7.9.1    Local Transit                                            See Tandem Switching and Tandem Transmission
                                                                                           Rates Above.
-------------------------------------------------------------------------------------------------------------------------
                  Local Transit Assumed Mileage                                              5 Miles
-------------------------------------------------------------------------------------------------------------------------
         7.9.2    IntraLATA Toll                                             U S WEST's Idaho Access Service Catalog
-------------------------------------------------------------------------------------------------------------------------
                  IntraLATA Toll Assumed Mileage                                             5 Miles
-------------------------------------------------------------------------------------------------------------------------
         7.9.3    Jointly Provided Switched Access                           U S WEST's Idaho Access Service Catalog
-------------------------------------------------------------------------------------------------------------------------
                  7.9.3.1  Category 11 Mechanized Record Charge,                                $0.0025/1/
                           per Record
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
8.0  Collocation
-------------------------------------------------------------------------------------------------------------------------
     8.1 All Collocation
-------------------------------------------------------------------------------------------------------------------------
         8.1.1    Quote Preparation Fee                                                                      $2,125.92
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                  8.1.2    Collocation Entrance Facility, per Fiber Pair                        $  3.86      $3,049.98
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
         8.1.3    Cable Splicing
-------------------------------------------------------------------------------------------------------------------------
                  Fiber - Per Set-Up                                                                         $  464.72
-------------------------------------------------------------------------------------------------------------------------
                  Per Fiber Spliced                                                                          $   37.15
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
         8.1.4    -48 Volt DC Power Usage, per Ampere, per Month                                $ 16.41
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
         8.1.5    -48 Volt DC Power Cable, per Foot, Per A and B
                  Feeder
-------------------------------------------------------------------------------------------------------------------------
                  20 Amp Feed                                                                   $  0.20      $   68.73
-------------------------------------------------------------------------------------------------------------------------
                  40 Amp Feed                                                                   $  0.27      $   93.20
-------------------------------------------------------------------------------------------------------------------------
                  60 Amp Feed                                                                   $  0.29      $  104.97
-------------------------------------------------------------------------------------------------------------------------
                  100 Amp Feed                                                                  $  0.22/1/   $  140.90/1/
-------------------------------------------------------------------------------------------------------------------------
                  200 Amp Feed                                                                  $  0.331/    $  220.71/1/
-------------------------------------------------------------------------------------------------------------------------
                  300 Amp Feed                                                                  $  0.49/1/   $  304.81/1/
-------------------------------------------------------------------------------------------------------------------------
                  400 Amp Feed                                                                  $  0.63/1/   $  394.21/1/
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
         8.1.6    AC Power Feed
-------------------------------------------------------------------------------------------------------------------------

                           EXHIBIT A - IDAHO RATES*

------------------------------------------------------------------------- --------------- --------------- -------------------------
                                                                                            Recurring          Nonrecurring
------------------------------------------------------------------------- --------------- --------------- -------------------------
------------------------------------------------------------------------- --------------- --------------- -------------------------
                  8.1.6.1  AC Power Feed - per Amp, per Month
------------------------------------------------------------------------- --------------- --------------- -------------------------
                           120 V                                                              $18.70/1/
------------------------------------------------------------------------- --------------- --------------- -------------------------
                           208 V, Single Phase                                                $32.40/1/
------------------------------------------------------------------------- --------------- --------------- -------------------------
                           208 V, Three Phase                                                 $56.04/1/
------------------------------------------------------------------------- --------------- --------------- -------------------------
                           240 V, Single Phase                                                $37.38/1/
------------------------------------------------------------------------- --------------- --------------- -------------------------
                           240 V, Three Phase                                                 $64.67/1/
------------------------------------------------------------------------- --------------- --------------- -------------------------
                           480 V, Three Phase                                                $129.34/1/
------------------------------------------------------------------------- --------------- --------------- -------------------------
------------------------------------------------------------------------- --------------- --------------- -------------------------
                  8.1.6.2  AC Power Feed - per Foot, per Month
------------------------------------------------------------------------- --------------- --------------- -------------------------
                           20 Amp, Single Phase                                                $0.02/1/                 $10.34/1/
------------------------------------------------------------------------- --------------- --------------- -------------------------
                           20 Amp, Three Phase                                                 $0.02/1/                 $11.72/1/
------------------------------------------------------------------------- --------------- --------------- -------------------------
                           30 Amp, Single Phase                                                $0.02/1/                 $10.79/1/
------------------------------------------------------------------------- --------------- --------------- -------------------------
                           30 Amp, Three Phase                                                 $0.02/1/                 $13.09/1/
------------------------------------------------------------------------- --------------- --------------- -------------------------
                           40 Amp, Single Phase                                                $0.02/1/                 $11.87/1/
------------------------------------------------------------------------- --------------- --------------- -------------------------
                           40 Amp, Three Phase                                                 $0.02/1/                 $14.61/1/
------------------------------------------------------------------------- --------------- --------------- -------------------------
                           50 Amp, Single Phase                                                $0.02/1/                 $13.23/1/
------------------------------------------------------------------------- --------------- --------------- -------------------------
                           50 Amp, Three Phase                                                 $0.03/1/                 $16.64/1/
------------------------------------------------------------------------- --------------- --------------- -------------------------
                           60 Amp, Single Phase                                                $0.02/1/                 $14.35/1/
------------------------------------------------------------------------- --------------- --------------- -------------------------
                           60 Amp, Three Phase                                                 $0.03/1/                 $18.45/1/
------------------------------------------------------------------------- --------------- --------------- -------------------------
                           100 Amp, Single Phase                                               $0.03/1/                 $16.68/1/
------------------------------------------------------------------------- --------------- --------------- -------------------------
                           100 Amp, Three Phase                                                $0.04/1/                 $23.45/1/
------------------------------------------------------------------------- --------------- --------------- -------------------------
------------------------------------------------------------------------- --------------- --------------- -------------------------
         8.1.7    Inspector Labor, per Half Hour
------------------------------------------------------------------------- --------------- --------------- -------------------------
                  Regular Hours Rate                                                                                    $27.17
------------------------------------------------------------------------- --------------- --------------- -------------------------
                  After Hours Rate, minimum 3 hours                                                                     $35.31
------------------------------------------------------------------------- --------------- --------------- -------------------------
------------------------------------------------------------------------- --------------- --------------- -------------------------
         8.1.8    Channel Regeneration
------------------------------------------------------------------------- --------------- --------------- -------------------------
                  8.1.8.1  DS1 Regeneration                                                  $212.23
------------------------------------------------------------------------- --------------- --------------- -------------------------
                  8.1.8.2  DS3 Regeneration                                                   $51.54
------------------------------------------------------------------------- --------------- --------------- -------------------------
------------------------------------------------------------------------- --------------- --------------- -------------------------
         8.1.9    Collocation Terminations
------------------------------------------------------------------------- --------------- --------------- -------------------------
                  8.1.9.1  Block Terminations
------------------------------------------------------------------------- --------------- --------------- -------------------------
                           DS0                                                                 $2.11/1/                $731.76/1/
------------------------------------------------------------------------- --------------- --------------- -------------------------
                           DS1                                                                 $0.85/1/                $561.99/1/
------------------------------------------------------------------------- --------------- --------------- -------------------------
                           DS3                                                                 $0.48/1/                $315.42/1/
------------------------------------------------------------------------- --------------- --------------- -------------------------
                  8.1.9.2  Per Termination
------------------------------------------------------------------------- --------------- --------------- -------------------------
                           DS0                                                                 $0.02/1/                  $5.41/1/
------------------------------------------------------------------------- --------------- --------------- -------------------------
                           DS1                                                                 $0.03/1/                 $12.81/1/
------------------------------------------------------------------------- --------------- --------------- -------------------------
                           DS3                                                                 $0.29/1/                $194.10/1/
------------------------------------------------------------------------- --------------- --------------- -------------------------
------------------------------------------------------------------------- --------------- --------------- -------------------------
         8.1.10   Security
------------------------------------------------------------------------- --------------- --------------- -------------------------
                  Per employee, per Card                                                       $7.37/1/
------------------------------------------------------------------------- --------------- --------------- -------------------------
                  Central Office Security Infrastructure                                         ICB/3/                    ICB/3/
------------------------------------------------------------------------- --------------- --------------- -------------------------
------------------------------------------------------------------------- --------------- --------------- -------------------------
         8.1.11   Central Office Clock Synchronization
------------------------------------------------------------------------- --------------- --------------- -------------------------
                  Synchronization - Composite Clock, per Port                                  $8.17/1/
------------------------------------------------------------------------- --------------- --------------- -------------------------
------------------------------------------------------------------------- --------------- --------------- -------------------------
     8.2 Virtual Collocation
------------------------------------------------------------------------- --------------- --------------- -------------------------
         8.2.1    Maintenance Labor, per Half Hour
------------------------------------------------------------------------- --------------- --------------- -------------------------
                  Regular Hours Rate                                                                                    $24.06
------------------------------------------------------------------------- --------------- --------------- -------------------------
                  After Hours Rate                                                                                      $32.01
------------------------------------------------------------------------- --------------- --------------- -------------------------
------------------------------------------------------------------------- --------------- --------------- -------------------------
         8.2.2    Training Labor, per Half Hour
------------------------------------------------------------------------- --------------- --------------- -------------------------
                  Regular Hours Rate                                                                                    $24.06
------------------------------------------------------------------------- --------------- --------------- -------------------------
------------------------------------------------------------------------- --------------- --------------- -------------------------
         8.2.3    Equipment Bay -recurring, per shelf                                          $7.44
------------------------------------------------------------------------- --------------- --------------- -------------------------
------------------------------------------------------------------------- --------------- --------------- -------------------------
         8.2.4    Engineering Labor, per Half Hour
------------------------------------------------------------------------- --------------- --------------- -------------------------

                           EXHIBIT A - IDAHO RATES*


------------------------------------------------------------------------- --------------- --------------- --------------------------
                                                                                             Recurring           Nonrecurring
------------------------------------------------------------------------- --------------- --------------- --------------------------
------------------------------------------------------------------------- --------------- --------------- --------------------------
                  Regular Hours Rate                                                                                     $23.47
------------------------------------------------------------------------- --------------- --------------- --------------------------
                  After Hours Rate                                                                                       $31.41
------------------------------------------------------------------------- --------------- --------------- --------------------------
------------------------------------------------------------------------- --------------- --------------- --------------------------
         8.2.5    Installation Labor, per Half Hour
------------------------------------------------------------------------- --------------- --------------- --------------------------
                  Regular Hours Rate                                                                                     $27.17
------------------------------------------------------------------------- --------------- --------------- --------------------------
                  After Hours Rate                                                                                       $35.31
------------------------------------------------------------------------- --------------- --------------- --------------------------
------------------------------------------------------------------------- --------------- --------------- --------------------------
         8.2.6    Floor Space Lease, per square foot
------------------------------------------------------------------------- --------------- --------------- --------------------------
                      Zone 1                                                                   $2.75
------------------------------------------------------------------------- --------------- --------------- --------------------------
                      Zone 2                                                                   $2.26
------------------------------------------------------------------------- --------------- --------------- --------------------------
                      Zone 3                                                                   $2.06
------------------------------------------------------------------------- --------------- --------------- --------------------------
------------------------------------------------------------------------- --------------- --------------- --------------------------
     8.3 Caged and Cageless Physical Collocation
------------------------------------------------------------------------- --------------- --------------- --------------------------
         8.3.1    Space Construction                                                             ICB/3/                     ICB/3/
------------------------------------------------------------------------- --------------- --------------- --------------------------
------------------------------------------------------------------------- --------------- --------------- --------------------------
         8.3.2    Site Preparation                                                               ICB/3/                     ICB/3/
------------------------------------------------------------------------- --------------- --------------- --------------------------
------------------------------------------------------------------------- --------------- --------------- --------------------------
         8.3.3    Floor Space Lease, per Square Foot
------------------------------------------------------------------------- --------------- --------------- --------------------------
                      Zone 1                                                                   $2.75
------------------------------------------------------------------------- --------------- --------------- --------------------------
                      Zone 2                                                                   $2.26
------------------------------------------------------------------------- --------------- --------------- --------------------------
                      Zone 3                                                                   $2.06
------------------------------------------------------------------------- --------------- --------------- --------------------------
------------------------------------------------------------------------- --------------- --------------- --------------------------
         8.3.4    Grounding
------------------------------------------------------------------------- --------------- --------------- --------------------------
                  2/0 AWG  - per Foot                                                          $0.12/1/                   $6.31/1/
------------------------------------------------------------------------- --------------- --------------- --------------------------
                  1/0 AWG -  per Foot                                                          $0.18/1/                   $9.32/1/
------------------------------------------------------------------------- --------------- --------------- --------------------------
                  4/0 AWG -  per Foot                                                          $0.21/1/                  $11.08/1/
------------------------------------------------------------------------- --------------- --------------- --------------------------
                  350 kcmil -  per Foot                                                        $0.33/1/                  $17.06/1/
------------------------------------------------------------------------- --------------- --------------- --------------------------
                  500 kcmil -  per Foot                                                        $0.38/1/                  $19.90/1/
------------------------------------------------------------------------- --------------- --------------- --------------------------
                  750 kcmil - per Foot                                                         $0.47/1/                  $24.70/1/
------------------------------------------------------------------------- --------------- --------------- --------------------------
------------------------------------------------------------------------- --------------- --------------- --------------------------
------------------------------------------------------------------------- --------------- --------------- --------------------------
 9.0  Unbundled Network Elements (UNEs)
------------------------------------------------------------------------- --------------- --------------- --------------------------
      9.1 Interconnection Tie Pairs (ITP) - Per Termination
------------------------------------------------------------------------- --------------- --------------- --------------------------
         DS0 2-wire                                                                            $0.83
------------------------------------------------------------------------- --------------- --------------- --------------------------
         DS0 4-wire                                                                            $1.67
------------------------------------------------------------------------- --------------- --------------- --------------------------
         DS1 Per each Termination                                                              $8.29
------------------------------------------------------------------------- --------------- --------------- --------------------------
         DS3 Per each Termination                                                             $29.03
------------------------------------------------------------------------- --------------- --------------- --------------------------
------------------------------------------------------------------------- --------------- --------------- --------------------------
     9.2 Unbundled Loops
------------------------------------------------------------------------- --------------- --------------- --------------------------
         9.2.1    Analog Loops
------------------------------------------------------------------------- --------------- --------------- --------------------------
                  9.2.1.1  2-Wire Voice Grade                                                 $25.52          See Installation
                                                                                                                  options,
                                                                                                               Section 9.2.4
------------------------------------------------------------------------- --------------- --------------- --------------------------
------------------------------------------------------------------------- --------------- --------------- --------------------------
                  9.2.1.2  4-Wire Voice Grade                                                 $51.04/1/       See Installation
                                                                                                                  options,
                                                                                                               Section 9.2.4
------------------------------------------------------------------------- --------------- --------------- --------------------------
------------------------------------------------------------------------- --------------- --------------- --------------------------
         9.2.2    Non-loaded Loops
------------------------------------------------------------------------- --------------- --------------- --------------------------
                  9.2.2.1  2-wire Non-loaded Loop                                                 $25.52      See Installation
                                                                                                                  options,
                                                                                                               Section 9.2.4
                                                                                                                and See also
                                                                                                               Section 9.2.2.3
------------------------------------------------------------------------- --------------- --------------- --------------------------
                  9.2.2.2  4-wire Non-loaded Loop                                             $51.04/1/       See Installation
                                                                                                                  options,
                                                                                                               Section 9.2.4
                                                                                                                and See also
                                                                                                               Section 9.2.2.3
------------------------------------------------------------------------- --------------- --------------- --------------------------
                  9.2.2.3  Cable Unloading/Bridge Tap Removal                                  $9.00
------------------------------------------------------------------------- --------------- --------------- --------------------------
         9.2.3    Digital Capable Loops
------------------------------------------------------------------------- --------------- --------------- --------------------------

                           EXHIBIT A - IDAHO RATES*


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Recurring         Nonrecurring
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                  9.2.3.1  Basic Rate ISDN Capable Loop                                     $   25.52       See Installation
                                                                                                                 options,
                                                                                                              Section 9.2.4
                                                                                                               and See also
                                                                                                             Section 9.2.2.3
-----------------------------------------------------------------------------------------------------------------------------------
                  9.2.3.2  DS1 Capable Loop                                                 $  109.71/1/    See Installation
                                                                                                                 options,
                                                                                                              Section 9.2.5
                                                                                                               and See also
                                                                                                             Section 9.2.2.3
-----------------------------------------------------------------------------------------------------------------------------------
                  9.2.3.3  DS3 Capable Loop                                                 $1,303.25/1/    See Installation
                                                                                                                options,
                                                                                                              Section 9.2.6
                                                                                                               and See also
                                                                                                             Section 9.2.2.3
-----------------------------------------------------------------------------------------------------------------------------------
                  9.2.3.4  2-Wire Extension Technology                                      $   22.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
         9.2.4    DS0 Loop Installation Charges                            See related
                                                                             monthly
                                                                            recurring
                                                                            charges in
                                                                           Sections 9.2.1
                                                                           - 9.2.3 above.
-----------------------------------------------------------------------------------------------------------------------------------
                  9.2.4.1  Basic Installation
-----------------------------------------------------------------------------------------------------------------------------------
                           First Loop                                                                           $ 11.03
-----------------------------------------------------------------------------------------------------------------------------------
                           Each Additional Loop                                                                 $  6.07
-----------------------------------------------------------------------------------------------------------------------------------
                  9.2.4.2  Basic Installation with Performance Testing
-----------------------------------------------------------------------------------------------------------------------------------
                           First Loop                                                                           $ 17.72
-----------------------------------------------------------------------------------------------------------------------------------
                           Each Additional Loop                                                                 $  8.99
-----------------------------------------------------------------------------------------------------------------------------------
                  9.2.4.3  Coordinated Installation with Cooperative
                           Testing
-----------------------------------------------------------------------------------------------------------------------------------
                           First Loop                                                                           $238.09/1/
-----------------------------------------------------------------------------------------------------------------------------------
                           Each Additional Loop                                                                 $197.97/1/
-----------------------------------------------------------------------------------------------------------------------------------
                  9.2.4.4  Coordinated Installation without
                           Cooperative Testing
-----------------------------------------------------------------------------------------------------------------------------------
                           First Loop                                                                           $111.33/1/
-----------------------------------------------------------------------------------------------------------------------------------
                           Each Additional Analog Loop                                                          $ 94.31/1/
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
         9.2.5    DS1 Loop Installation Charges                            See related
                                                                             monthly
                                                                            recurring
                                                                            charges in
                                                                           Sections 9.2.1
                                                                           - 9.2.3 above.
-----------------------------------------------------------------------------------------------------------------------------------
                  9.2.5.1  Basic Installation
-----------------------------------------------------------------------------------------------------------------------------------
                           First Loop                                                                           $152.75/1/
-----------------------------------------------------------------------------------------------------------------------------------
                           Each Additional Loop                                                                 $120.10/1/
-----------------------------------------------------------------------------------------------------------------------------------
                  9.2.5.2  Basic Installation with Performance Testing
-----------------------------------------------------------------------------------------------------------------------------------
                           First Loop                                                                           $349.13
-----------------------------------------------------------------------------------------------------------------------------------
                           Each Additional Loop                                                                 $292.81
-----------------------------------------------------------------------------------------------------------------------------------
                  9.2.5.3  Coordinated Installation with Cooperative
                           Testing
-----------------------------------------------------------------------------------------------------------------------------------
                           First Loop                                                                           $389.17/1/
-----------------------------------------------------------------------------------------------------------------------------------
                           Each Additional Loop                                                                 $332.26/1/
-----------------------------------------------------------------------------------------------------------------------------------
                  9.2.5.4  Coordinated Installation without
                           Cooperative Testing
-----------------------------------------------------------------------------------------------------------------------------------
                           First Loop                                                                           $157.83/1/
-----------------------------------------------------------------------------------------------------------------------------------
                           Each Additional Analog Loop                                                          $125.17/1/
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
         9.2.6    DS3 Loop Installation Charges                            See related
                                                                             monthly
                                                                            recurring
                                                                            charges in
                                                                           Sections 9.2.1
                                                                           - 9.2.3 above.
-----------------------------------------------------------------------------------------------------------------------------------

                           EXHIBIT A - IDAHO RATES*


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Recurring         Nonrecurring
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            Section 9.2.1
                                                                            - 9.2.3 above.
-----------------------------------------------------------------------------------------------------------------------------------
                  9.2.6.1  Basic Installation
-----------------------------------------------------------------------------------------------------------------------------------
                           First Loop                                                                           $  152.75/1/
-----------------------------------------------------------------------------------------------------------------------------------
                           Each Additional Loop                                                                 $  120.10/1/
-----------------------------------------------------------------------------------------------------------------------------------
                  9.2.6.2  Basic Installation with Performance Testing
-----------------------------------------------------------------------------------------------------------------------------------
                           First Loop                                                                           $  349.13
-----------------------------------------------------------------------------------------------------------------------------------
                           Each Additional Loop                                                                 $  292.81
-----------------------------------------------------------------------------------------------------------------------------------
                  9.2.6.3  Coordinated Installation with Cooperative
                           Testing
-----------------------------------------------------------------------------------------------------------------------------------
                           First Loop                                                                           $  389.17/1/
-----------------------------------------------------------------------------------------------------------------------------------
                           Each Additional Loop                                                                 $  332.26/1/
-----------------------------------------------------------------------------------------------------------------------------------
                  9.2.6.4  Coordinated Installation without
                           Cooperative Testing
-----------------------------------------------------------------------------------------------------------------------------------
                           First Loop                                                                           $  157.83/1/
-----------------------------------------------------------------------------------------------------------------------------------
                           Each Additional Analog Loop                                                          $  125.17/1/
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
   9.3   Subloop
-----------------------------------------------------------------------------------------------------------------------------------
         9.3.1    2-Wire Distribution                                                            $15.68         $  121.69/6/
-----------------------------------------------------------------------------------------------------------------------------------
         9.3.2    Installation for Each Additional 2-Wire Distribution                                          $   55.62/6/
                  Loop
-----------------------------------------------------------------------------------------------------------------------------------
         9.3.3    DS1 Capable Feeder Loop                                                        $95.15/1/      $  372.69/1/
-----------------------------------------------------------------------------------------------------------------------------------
                  DS1 Capable Feeder Each Additional                                                            $  301.48/1/
-----------------------------------------------------------------------------------------------------------------------------------
         9.3.4    OSS                                                                                Under           Under
                                                                                                 Development     Development
-----------------------------------------------------------------------------------------------------------------------------------
   9.4   Field Connection Point
-----------------------------------------------------------------------------------------------------------------------------------
         9.4.1    Feasibility Fee/Quote Preparation Fee
                                                                                                                $ 1642.35/1/
-----------------------------------------------------------------------------------------------------------------------------------
         9.4.2    Construction Fee                                                                                    ICB/3/
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
   9.5   Line Sharing
-----------------------------------------------------------------------------------------------------------------------------------
         9.5.1    Shared Loop, per Loop                                                          $12.76/1/      $   71.80/1/
-----------------------------------------------------------------------------------------------------------------------------------
         9.5.2    OSS, per Order                                                                                $    3.13/1/
-----------------------------------------------------------------------------------------------------------------------------------
         9.5.3    Engineering - Collocation Augment                                                                   ICB/3/
-----------------------------------------------------------------------------------------------------------------------------------
         9.5.4    Splitter Shelf Charge                                                          $ 4.85/1/      $2,893.50/1/
-----------------------------------------------------------------------------------------------------------------------------------
         9.5.5    Splitter TIE Cable Connections                                                                $1,303.65/1/
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
   9.6   Network Interface Device (NID)                                                          $ 0.51         $   60.79
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Recurring      Recurring Per    Nonrecurring
                                                                                    Fixed             Mile
-----------------------------------------------------------------------------------------------------------------------------------
   9.7   Unbundled Dedicated Interoffice Transport (UDIT)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
         9.7.1    DS0 UDIT                                                                                      $293.55/1/
-----------------------------------------------------------------------------------------------------------------------------------
                  DS0 Over 0 to 8 Miles                                          $  3.81             -
-----------------------------------------------------------------------------------------------------------------------------------
                  DS0 Over 8 to 25 Miles                                         $  3.81             -
-----------------------------------------------------------------------------------------------------------------------------------
                  DS0 Over 25 to 50 Miles                                        $  3.81             -
-----------------------------------------------------------------------------------------------------------------------------------
                  DS0 Over 50 Miles                                              $  3.81             -
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
         9.7.2    DS1 UDIT                                                                                      $302.91/1/
-----------------------------------------------------------------------------------------------------------------------------------
                  DS1 Over 0 to 8 Miles                                          $ 37.35         $ 1.25
-----------------------------------------------------------------------------------------------------------------------------------
                  DS1 Over 8 to 25 Miles                                         $ 37.35         $ 1.82
-----------------------------------------------------------------------------------------------------------------------------------
                  DS1 Over 25 to 50 Miles                                        $ 37.35         $ 1.89
-----------------------------------------------------------------------------------------------------------------------------------
                  DS1 Over 50 Miles                                              $ 37.35         $ 1.90
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
         9.7.3    DS3 UDIT                                                                                      $302.91/1/
-----------------------------------------------------------------------------------------------------------------------------------
                  DS3 Over 0 to 8 Miles                                          $257.18         $19.48
-----------------------------------------------------------------------------------------------------------------------------------
                  DS3 Over 8 to 25 Miles                                         $260.49         $24.24
-----------------------------------------------------------------------------------------------------------------------------------

                           EXHIBIT A - IDAHO RATES*

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Recurring          Nonrecurring
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                   DS3 Over 25 to 50 Miles                                      $ 260.77          $  26.43
----------------------------------------------------------------------------------------------------------------------------------
                   DS3 Over 50 Miles                                            $ 259.32          $  26.35
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
          9.7.4    OC-3 UDIT                                                                                           $ 331.92/1/
----------------------------------------------------------------------------------------------------------------------------------
                   OC-3 Over 0 to 8 Miles                                       $ 813.69/1/       $ 213.19/1/
----------------------------------------------------------------------------------------------------------------------------------
                   OC-3 Over 8 to 25 Miles                                      $ 820.53/1/       $  64.82/1/
----------------------------------------------------------------------------------------------------------------------------------
                   OC-3 Over 25 to 50 Miles                                     $ 783.50/1/       $  81.17/1/
----------------------------------------------------------------------------------------------------------------------------------
                   OC-3 Over 50 Miles                                           $ 812.88/1/       $  55.51/1/
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
          9.7.5    OC-12 UDIT                                                                                          $ 331.92/1/
----------------------------------------------------------------------------------------------------------------------------------
                   OC-12 Over 0 to 8 Miles                                      $1760.76/1/       $ 125.38/1/
----------------------------------------------------------------------------------------------------------------------------------
                   OC-12 Over 8 to 25 Miles                                     $1713.14/1/       $ 138.00/1/
----------------------------------------------------------------------------------------------------------------------------------
                   OC-12 Over 25 to 50 Miles                                    $2018.46/1/       $  79.07/1/
----------------------------------------------------------------------------------------------------------------------------------
                   OC-12 Over 50 Miles                                          $1976.49/1/       $  84.84/1/
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
          9.7.6    DS0 UDIT Low Side Channelization                                               $  15.21/6/
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
          9.7.7    Multiplexing
----------------------------------------------------------------------------------------------------------------------------------
                   DS3 to DS1                                                                     $ 199.75             $ 291.36
----------------------------------------------------------------------------------------------------------------------------------
                   DS1 to DS0                                                                     $ 201.88             $ 298.29
----------------------------------------------------------------------------------------------------------------------------------
                   DS1/DS0 Low Side Channelization                                                $   8.86/6/
----------------------------------------------------------------------------------------------------------------------------------
          9.4.9  Udit Rearrangement
-------------------------------------------------------------------------                     ------------------------------------
                   Single Office                                                                                       $ 233.03
-------------------------------------------------------------------------                     ------------------------------------
                   Dual Office                                                                                         $ 260.02
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
          9.7.8    Extended Unbundled Dedicated Interoffice Transport
----------------------------------------------------------------------------------------------------------------------------------
                   DS1 E-UDIT                                                                    $   55.07/1/          $ 448.36/1/
----------------------------------------------------------------------------------------------------------------------------------
                   DS3 E-UDIT                                                                    $  271.05/1/          $ 448.36/1/
----------------------------------------------------------------------------------------------------------------------------------
                   OC-3 E-UDIT                                                                   $  949.24/1/          $ 448.36/1/
----------------------------------------------------------------------------------------------------------------------------------
                   OC-12 E-UDIT                                                                  $ 1276.78/1/          $ 448.36/1/
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
     9.8  Unbundled Dark Fiber (UDF)
----------------------------------------------------------------------------------------------------------------------------------
          9.8.1    Initial Records Inquiry (IRI)                                                                       $ 159.84/1/
----------------------------------------------------------------------------------------------------------------------------------
          9.8.2    Mid-Point Structure Inquiry (MPSI)                                                                  $ 203.81/1/
----------------------------------------------------------------------------------------------------------------------------------
          9.8.3    Field Verification and Quote Preparation (FVQP)                                                     $1488.54/1/
----------------------------------------------------------------------------------------------------------------------------------
          9.8.4    UDF-IOF Charges
----------------------------------------------------------------------------------------------------------------------------------
                   9.8.4.1  Order Charge per Pr./Route/Order                                                           $ 564.85/1/
----------------------------------------------------------------------------------------------------------------------------------
                   9.8.4.2  Order Charge ea. Addl. Pr/Same Route                                                       $ 282.62/1/
----------------------------------------------------------------------------------------------------------------------------------
                   9.8.4.3. Termination, Fixed Per Pr. / Office                                  $    8.61/1/
----------------------------------------------------------------------------------------------------------------------------------
                   9.8.4.4  Fiber Transport, per Mile                                            $   88.24/1/
----------------------------------------------------------------------------------------------------------------------------------
                   9.8.4.5  Fiber Cross-Connect Per Pr. / Office                                 $    4.78/1/          $  21.60/1/
----------------------------------------------------------------------------------------------------------------------------------
          9.8.5    UDF-Loop Charges
----------------------------------------------------------------------------------------------------------------------------------
                   9.8.5.1  Order Charge per Pr./Route/Order                                                           $ 564.85/1/
----------------------------------------------------------------------------------------------------------------------------------
                   9.8.5.2  Order Charge ea. Addl. Pr. / Same Route                                                    $ 282.62/1/
----------------------------------------------------------------------------------------------------------------------------------
                   9.8.5.3  Termination, Fixed Per Pr. / Office                                  $    9.67/1/
----------------------------------------------------------------------------------------------------------------------------------
                   9.8.5.4  Termination, Fixed Per Pr. /Prem                                     $    8.66/1/
----------------------------------------------------------------------------------------------------------------------------------
                   9.8.5.5  Fiber Transport, per Route                                           $  198.49/1/
----------------------------------------------------------------------------------------------------------------------------------
                   9.8.5.6  Fiber Cross-Connect Per Pr. / Office                                 $    4.78/1/          $  21.60/1/
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
     9.9  Shared Transport
----------------------------------------------------------------------------------------------------------------------------------
          9.9.1    Per Minute of Use - TELRIC Based Rate                                         $0.002046/1/
----------------------------------------------------------------------------------------------------------------------------------
          9.9.2    Per Minute of Use - Market Based Rate                                        Not Available
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
     9.10 Unbundled Customer Controlled Rearrangement Element (UCCRE)
----------------------------------------------------------------------------------------------------------------------------------

Qwest IDAHO Rate Sheet, Revised 8/4/00                              Page 7 of 13
Updated Negotiations Rates

                           EXHIBIT A - IDAHO RATES*

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Recurring      Nonrecurring
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
          9.10.1   DS1 Port                                                                          ICB/3/          ICB/3/
-------------------------------------------------------------------------------------------------------------------------------
          9.10.2   DS3 Port                                                                          ICB/3/          ICB/3/
-------------------------------------------------------------------------------------------------------------------------------
          9.10.3   Dial Up Access                                                                    ICB/3/
-------------------------------------------------------------------------------------------------------------------------------
          9.10.4   Attendant Access                                                                  ICB/3/
-------------------------------------------------------------------------------------------------------------------------------
          9.10.5   Virtual Ports                                                                                     ICB/3/
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
     9.11 Local Tandem Switching
-------------------------------------------------------------------------------------------------------------------------------
          9.11.1   DS1 Local Message Trunk Port                                                                  $337.96/1/
-------------------------------------------------------------------------------------------------------------------------------
          9.11.2   Trunk Group - First Trunk                                                                     $278.91/1/
-------------------------------------------------------------------------------------------------------------------------------
          9.11.3   Message Trunk Group - Each Additional Trunk                                                   $  8.64/1/
-------------------------------------------------------------------------------------------------------------------------------
          9.11.4   Per Minute of Use                                                            $0.00320
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
     9.12 Local Switching
-------------------------------------------------------------------------------------------------------------------------------
          9.12.1   Local Switching - TELRIC Based Rates
-------------------------------------------------------------------------------------------------------------------------------
                   9.12.1.1 Analog Line Side Port, First Port                                   $   1.34         $  10.21
-------------------------------------------------------------------------------------------------------------------------------
                   9.12.1.2 Each Additional Port (ordered concurrently
                            withan unbundled loop)                                              $   1.34         $   5.49
-------------------------------------------------------------------------------------------------------------------------------
                   9.12.1.3 Vertical Features
-------------------------------------------------------------------------------------------------------------------------------
                            Call Hold                                                           $ 0.0568/1/
-------------------------------------------------------------------------------------------------------------------------------
                            Call Transfer                                                       $ 0.2166/1/
-------------------------------------------------------------------------------------------------------------------------------
                            Three Way Calling                                                   $ 0.0963/1/
-------------------------------------------------------------------------------------------------------------------------------
                            Call Pickup                                                         $ 0.0577/1/
-------------------------------------------------------------------------------------------------------------------------------
                            Call Waiting/Cancel Call Waiting                                    $ 0.1330/1/
-------------------------------------------------------------------------------------------------------------------------------
                            Distinctive Ringing                                                 $ 0.0797/1/
-------------------------------------------------------------------------------------------------------------------------------
                            Speed Call Long - Customer Change                                   $ 0.0654/1/
-------------------------------------------------------------------------------------------------------------------------------
                            Station Dial Conferencing (6-way)                                   $ 1.0508/1/
-------------------------------------------------------------------------------------------------------------------------------
                            Call Forwarding Busy Line                                           $ 0.1386/1/
-------------------------------------------------------------------------------------------------------------------------------
                            Call Forwarding Don't Answer                                        $ 0.1696/1/
-------------------------------------------------------------------------------------------------------------------------------
                            Call Forwarding Variable                                            $ 0.1696/1/
-------------------------------------------------------------------------------------------------------------------------------
                            Call Forwarding Variable Remote                                     $ 0.1128/1/
-------------------------------------------------------------------------------------------------------------------------------
                            CLASS - Call Waiting ID                                             $ 0.0519/1/
-------------------------------------------------------------------------------------------------------------------------------
                            CLASS - Calling Name & Number                                       $ 0.1915/1/
-------------------------------------------------------------------------------------------------------------------------------
                            CLASS - Calling Number Delivery                                     $ 0.0808/1/
-------------------------------------------------------------------------------------------------------------------------------
                            CLASS - Calling Number Delivery - Blocking                          $ 0.3822/1/
-------------------------------------------------------------------------------------------------------------------------------
                            CLASS - Continuous Redial                                           $ 0.5008/1/
-------------------------------------------------------------------------------------------------------------------------------
                            CLASS - Last Call Return                                            $ 0.4258/1/
-------------------------------------------------------------------------------------------------------------------------------
                            CLASS - Priority Calling                                            $ 1.0829/1/
-------------------------------------------------------------------------------------------------------------------------------
                            CLASS - Selective Call Forwarding                                   $ 0.9206/1/
-------------------------------------------------------------------------------------------------------------------------------
                            CLASS - Selective Call Rejection                                    $ 1.7651/1/
-------------------------------------------------------------------------------------------------------------------------------
                            CLASS - Anonymous Call Rejection                                    $ 0.3937/1/
-------------------------------------------------------------------------------------------------------------------------------
                            Call Park (Store & Retrieve)                                        $ 0.1289/1/
-------------------------------------------------------------------------------------------------------------------------------
                            Message Waiting Indication A/V                                      $ 0.0662/1/
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                   9.12.1.4 Subsequent Order Charge                                                              $ 12.75/1/
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                   9.12.1.5 Digital Line Side Port (Supporting BRI ISDN)                        $  17.53/1/
-------------------------------------------------------------------------------------------------------------------------------
                            9.12.1.5.1       First Port                                                          $277.13/1/
-------------------------------------------------------------------------------------------------------------------------------
                            9.12.1.5.2       Each Additional Port                                                $277.13/1/
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                   9.12.1.6 Digital Trunk Ports
-------------------------------------------------------------------------------------------------------------------------------
                            9.12.1.6.1   DS1 Local Message Trunk Port                                            $337.96/1/
-------------------------------------------------------------------------------------------------------------------------------
                            9.12.1.6.2   Message Trunk Group, First Trunk                                        $ 278.91
-------------------------------------------------------------------------------------------------------------------------------
                            9.12.1.6.3   Message Trunk Group, Each Additional                                    $  8.64/1/
-------------------------------------------------------------------------------------------------------------------------------

Qwest IDAHO Rate Sheet, Revised 8/4/00                              Page 8 of 13
Updated Negotiations Rates

                           EXHIBIT A - IDAHO RATES*

-------------------------------------------------------------------------------------------------------------------------
                                                                                             Recurring      Nonrecurring
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                          9.12.1.6.4    DS1 PRI ISDN Trunk Port                              $328.20/1/       $695.821
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                9.12.1.7  Local Usage, per Minute of Use                                     $0.0029
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
        9.12.2  Local Switching  - Market Based Rates
-------------------------------------------------------------------------------------------------------------------------
            9.12.2.1  Analog Line Side Port, First Port                                    Not Available    Not Available
-------------------------------------------------------------------------------------------------------------------------
            9.12.2.2  Each Additional Port (ordered concurrently with                      Not Available    Not Available
                      an unbundled loop)
-------------------------------------------------------------------------------------------------------------------------
            9.12.2.3  Vertical Features
-------------------------------------------------------------------------------------------------------------------------
                      Call Hold                                                            Not Available
-------------------------------------------------------------------------------------------------------------------------
                      Call Transfer                                                        Not Available
-------------------------------------------------------------------------------------------------------------------------
                      Three Way Calling                                                    Not Available
-------------------------------------------------------------------------------------------------------------------------
                      Call Pickup                                                          Not Available
-------------------------------------------------------------------------------------------------------------------------
                      Call Waiting/Cancel Call Waiting                                     Not Available
-------------------------------------------------------------------------------------------------------------------------
                      Distinctive Ringing                                                  Not Available
-------------------------------------------------------------------------------------------------------------------------
                      Speed Call Long - Customer Change                                    Not Available
-------------------------------------------------------------------------------------------------------------------------
                      Station Dial Conferencing (6-way)                                    Not Available
-------------------------------------------------------------------------------------------------------------------------
                      Call Forwarding Busy Line                                            Not Available
-------------------------------------------------------------------------------------------------------------------------
                      Call Forwarding Don't Answer                                         Not Available
-------------------------------------------------------------------------------------------------------------------------
                      Call Forwarding Variable                                             Not Available
-------------------------------------------------------------------------------------------------------------------------
                      Call Forwarding Variable Remote                                      Not Available
-------------------------------------------------------------------------------------------------------------------------
                      CLASS - Call Waiting ID                                              Not Available
-------------------------------------------------------------------------------------------------------------------------
                      CLASS - Calling Name & Number                                        Not Available
-------------------------------------------------------------------------------------------------------------------------
                      CLASS - Calling Number Delivery                                      Not Available
-------------------------------------------------------------------------------------------------------------------------
                      CLASS - Calling Number Delivery -Blocking                            Not Available
-------------------------------------------------------------------------------------------------------------------------
                      CLASS - Continuous Redial                                            Not Available
-------------------------------------------------------------------------------------------------------------------------
                      CLASS - Last Call Return                                             Not Available
-------------------------------------------------------------------------------------------------------------------------
                      CLASS - Priority Calling                                             Not Available
-------------------------------------------------------------------------------------------------------------------------
                      CLASS - Selective Call Forwarding                                    Not Available
-------------------------------------------------------------------------------------------------------------------------
                      CLASS - Selective Call Rejection                                     Not Available
-------------------------------------------------------------------------------------------------------------------------
                      CLASS - Anonymous Call Rejection                                     Not Available
-------------------------------------------------------------------------------------------------------------------------
                      Call Park (Store & Retrieve)                                         Not Available
-------------------------------------------------------------------------------------------------------------------------
                      Message Waiting Indication A/V                                       Not Available
-------------------------------------------------------------------------------------------------------------------------
            9.12.2.4  Subsequent Order Charge                                                               Not Available
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
            9.12.2.5  Digital Line Side Port (Supporting BRI ISDN)                         Not Available
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                      9.12.2.5.1   First Port                                                               Not Available
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                      9.12.2.5.2   Each Additional Port                                                     Not Available
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
            9.12.2.6  Digital Trunk Ports
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                      9.12.2.6.1   DS1 Local Message Trunk Port                                             Not Available
-------------------------------------------------------------------------------------------------------------------------
                      9.12.2.6.2   Message Trunk Group, First Trunk                                         Not Available
-------------------------------------------------------------------------------------------------------------------------
                      9.12.2.6.3   Message Trunk Group, Each                                                Not Available
                                   Additional
-------------------------------------------------------------------------------------------------------------------------
                      9.12.2.6.4    DS1 PRI ISDN Trunk Port                                Not Available    Not Available
-------------------------------------------------------------------------------------------------------------------------
            9.12.2.7  Local Usage, per Minute of Use                                       Not Available
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
     9.13   Customized Routing
-------------------------------------------------------------------------------------------------------------------------
            9.13.1    Development of Custom Line Class Code -                                                     ICB/3/
                      Directory Assistance or Operator Services
                      Routing Only
-------------------------------------------------------------------------------------------------------------------------
            9.13.2    Installation Charge, per Switch - Directory                                                 ICB/3/
                      Assistance or Operator Service Routing Only
-------------------------------------------------------------------------------------------------------------------------
            9.13.3    All Other Custom Routing                                                    ICB/3/          ICB/3/
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

                           EXHIBIT A - IDAHO RATES*

-------------------------------------------------------------------------------------------------------------------------
                                                                                             Recurring      Nonrecurring
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
     9.14   Common Channel Signaling/SS7
-------------------------------------------------------------------------------------------------------------------------
            9.14.1    CCSAC STP Port                                                      $  214.66/1/            ICB/3/
-------------------------------------------------------------------------------------------------------------------------
            9.14.2    CCSAC Options Activation Charge
-------------------------------------------------------------------------------------------------------------------------
                      9.14.2.1  Basic Translations
-------------------------------------------------------------------------------------------------------------------------
                                First Activation, per Order                                                  $ 107.17/1/
-------------------------------------------------------------------------------------------------------------------------
                                Each  Additional Activation, per Order                                       $   7.32/1/
-------------------------------------------------------------------------------------------------------------------------
                      9.14.2.2  CCSAC Options Database
                                Translations
-------------------------------------------------------------------------------------------------------------------------
                                First Activation per Order                                                   $ 121.82/1/
-------------------------------------------------------------------------------------------------------------------------
                                Each additional Activation per Order                                         $  43.95/1/
-------------------------------------------------------------------------------------------------------------------------
            9.14.3    Signal Formulation, ISUP, Per Call Set-Up                           $0.001706/1/
                      Request
-------------------------------------------------------------------------------------------------------------------------
            9.14.4    Signal Transport, ISUP, Per Call Set-Up                             $0.001143/1/
                      Request
-------------------------------------------------------------------------------------------------------------------------
            9.14.5    Signal Transport, TCAP, per Data Request                            $0.000378/1/
-------------------------------------------------------------------------------------------------------------------------
            9.14.6    Signal Switching, ISUP, Per Call Set-Up                             $0.001200/1/
                      Request
-------------------------------------------------------------------------------------------------------------------------
            9.14.7    Signal Switching, TCAP, Per Data Request                            $0.000418/1/
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
     9.15   Advanced Intelligent Network (AIN)
-------------------------------------------------------------------------------------------------------------------------
            9.15.1    AIN Customized Services (ACS)                                                               ICB/3/
-------------------------------------------------------------------------------------------------------------------------
            9.15.2    AIN Platform Access (APA)                                                 ICB/3/            ICB/3/
-------------------------------------------------------------------------------------------------------------------------
            9.15.3    AIN Query Processing, per Query                                           ICB/3/
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
     9.16   Line Information Database (LIDB)
-------------------------------------------------------------------------------------------------------------------------
            9.16.1    LIDB Storage                                                                             No Charge
-------------------------------------------------------------------------------------------------------------------------
            9.16.2    Line Validation Administration System Access                                              Under
                      (LVAS)                                                                                 Development
-------------------------------------------------------------------------------------------------------------------------
                      9.16.2.1  LIDB/ICNAM Line Record Initial Load
-------------------------------------------------------------------------------------------------------------------------
                                9.16.2.1.1  Up to 20,000 Line Records                                        $2,601.00/1/
-------------------------------------------------------------------------------------------------------------------------
                                9.16.2.1.2  Over 20,000 Line Records                                              ICB/3/
-------------------------------------------------------------------------------------------------------------------------
                      9.16.2.2  Mechanized Service Account Update,                           Under
                                per Addition or Update Processed                          Development
-------------------------------------------------------------------------------------------------------------------------
                      9.16.2.3  Individual Line Record Audit                                                    Under
                                                                                                             Development
-------------------------------------------------------------------------------------------------------------------------
                      9.16.2.4  Account Group Audit                                                             Under
                                                                                                             Development
-------------------------------------------------------------------------------------------------------------------------
                      9.16.2.5  Expedited Request Charge for Manual                                             Under
                                Updates                                                                      Development
-------------------------------------------------------------------------------------------------------------------------
            9.16.3    LIDB Query Service, per Query                                       $0.003540/1/
-------------------------------------------------------------------------------------------------------------------------
            9.16.4    Fraud Alert Notification, per Alert                                   No Charge
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
     9.17   8XX Database Query Service
-------------------------------------------------------------------------------------------------------------------------
            9.17.1    Basic Query, per Query                                              $0.009492/1/
-------------------------------------------------------------------------------------------------------------------------
            9.17.2    POTS Translation                                                    $0.000014/1/
-------------------------------------------------------------------------------------------------------------------------
            9.17.3    Call Handling & Destination Feature                                 $0.000004/1/
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
     9.18   ICNAM, Per Query                                                              $0.001220/1/
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
     9.19   Construction Charges                                                                ICB/3/            ICB/3/
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
     9.20   Miscellaneous Elements
-------------------------------------------------------------------------------------------------------------------------
            Additional Engineering - Basic                                                                   $  30.38/1/
-------------------------------------------------------------------------------------------------------------------------
            Additional Engineering - Overtime                                                                $  39.21/1/
-------------------------------------------------------------------------------------------------------------------------
            Additional Labor Installation - Overtime                                                         $   8.64/1/
-------------------------------------------------------------------------------------------------------------------------
            Additional Labor Installation - Premium                                                          $  17.28/1/
-------------------------------------------------------------------------------------------------------------------------
            Additional Labor Other - Basic                                                                   $  26.52/1/
-------------------------------------------------------------------------------------------------------------------------
            Additional Labor Other - Overtime                                                                $  35.49/1/
-------------------------------------------------------------------------------------------------------------------------
            Additional Labor Other - Premium                                                                 $  44.47/1/
-------------------------------------------------------------------------------------------------------------------------

                           EXHIBIT A - IDAHO RATES*

------------------------------------------------------------------------- --------------- --------------- ---------------
                                                                                             Recurring     Nonrecurring
------------------------------------------------------------------------- --------------- --------------- ---------------
------------------------------------------------------------------------- --------------- --------------- ---------------
                  Testing and Maintenance - Basic                                                               $28.16/1/
------------------------------------------------------------------------- --------------- --------------- ---------------
                  Testing and Maintenance - Overtime                                                            $37.67/1/
------------------------------------------------------------------------- --------------- --------------- ---------------
                  Testing and Maintenance - Premium                                                             $47.20/1/
------------------------------------------------------------------------- --------------- --------------- ---------------
                  Maintenance of Service - Basic                                                                $26.52/1/
------------------------------------------------------------------------- --------------- --------------- ---------------
                  Maintenance of Service - Overtime                                                             $35.49/1/
------------------------------------------------------------------------- --------------- --------------- ---------------
                  Maintenance of Service - Premium                                                              $44.47/1/
------------------------------------------------------------------------- --------------- --------------- ---------------
                  Additional COOP Acceptance Testing - Basic                                                    $28.16/1/
------------------------------------------------------------------------- --------------- --------------- ---------------
                  Additional COOP Acceptance Testing - Overtime                                                 $37.67/1/
------------------------------------------------------------------------- --------------- --------------- ---------------
                  Additional COOP Acceptance Testing - Premium                                                  $47.20/1/
------------------------------------------------------------------------- --------------- --------------- ---------------
                  NonScheduled COOP Testing  - Basic                                                            $28.16/1/
------------------------------------------------------------------------- --------------- --------------- ---------------
                  NonScheduled COOP Testing - Overtime                                                          $37.67/1/
------------------------------------------------------------------------- --------------- --------------- ---------------
                  NonScheduled COOP Testing - Premium                                                           $47.20/1/
------------------------------------------------------------------------- --------------- --------------- ---------------
                  NonScheduled Manual Testing - Basic                                                           $28.16/1/
------------------------------------------------------------------------- --------------- --------------- ---------------
                  NonScheduled Manual Testing - Overtime                                                        $37.67/1/
------------------------------------------------------------------------- --------------- --------------- ---------------
                  NonScheduled Manual Testing - Premium                                                         $47.20/1/
------------------------------------------------------------------------- --------------- --------------- ---------------
                  Additional Dispatch                                                                           $83.89/1/
------------------------------------------------------------------------- --------------- --------------- ---------------
                  Date Change                                                                                   $12.97/1/
------------------------------------------------------------------------- --------------- --------------- ---------------
                  Design Change                                                                                 $59.90/1/
------------------------------------------------------------------------- --------------- --------------- ---------------
                  Expedite Charge                                                                                  ICB/3/
------------------------------------------------------------------------- --------------- --------------- ---------------
                  Cancellation Charge                                                                              ICB/3/
------------------------------------------------------------------------- --------------- --------------- ---------------
------------------------------------------------------------------------- --------------- --------------- ---------------
10.0     Ancillary Services
------------------------------------------------------------------------- --------------- --------------- ---------------
------------------------------------------------------------------------- --------------- --------------- ---------------
      10.1     Interim Number Portability
------------------------------------------------------------------------- --------------- --------------- ---------------
               10.1.1      Remote Call Forwarding - First Number                           Not Available
------------------------------------------------------------------------- --------------- --------------- ---------------
               10.1.2      Remote Call Forwarding - Each Additional                        Not Available
                           Number
------------------------------------------------------------------------- --------------- --------------- ---------------
               10.1.3      Number Port Remote Call Forward Service                                         Not Available
                           Establishment, per Route, per Switch
------------------------------------------------------------------------- --------------- --------------- ---------------
               10.1.4      Number Port Remote Call Forward Service                                         Not Available
                           Establishment, Additional Number Ported (or
                           Changes to Existing Numbers)
------------------------------------------------------------------------- --------------- --------------- ---------------
               10.1.5      Number Port Direct Inward Dial per Number                       Not Available
                           Ported
------------------------------------------------------------------------- --------------- --------------- ---------------
               10.1.6      Number Port Direct Inward Dial                                                  Not Available
                           Set-up Charge per Route, per Switch
------------------------------------------------------------------------- --------------- --------------- ---------------
               10.1.7      Number Ported Directory Number Route Index                      Not Available   Not Available
                           per Number Ported
------------------------------------------------------------------------- --------------- --------------- ---------------
               10.1.8      Number Ported Directory Number Route Index                                      Not Available
                           Set-Up Charge per Route Switch
------------------------------------------------------------------------- --------------- --------------- ---------------
               10.1.9      Coordinated Out of Hours Cut - Non                                               $59.73 per
                           Sunday/Holiday                                                                    Hr. per
                                                                                                             Person/1/
------------------------------------------------------------------------- --------------- --------------- ---------------
         10.1.10  Coordinated Out of Hours Cut - Sunday/Holiday                                             $73.74 per
                                                                                                             Hr. per
                                                                                                             Person/1/
------------------------------------------------------------------------- --------------- --------------- ---------------
------------------------------------------------------------------------- --------------- --------------- ---------------
     10.2     Local Number Portability
------------------------------------------------------------------------- --------------- --------------- ---------------
              10.2.1  LNP Queries                                                       See FCC Tariff #5
------------------------------------------------------------------------- -----------------------------------------------
------------------------------------------------------------------------- --------------- --------------- ---------------
     10.3     911/E911                                                                      No Charge
------------------------------------------------------------------------- -----------------------------------------------
------------------------------------------------------------------------- --------------- --------------- ---------------
     10.4    White Pages Directory Listings, Facility Based Providers
------------------------------------------------------------------------- --------------- --------------- ---------------
              10.4.1  Primary Listing                                                       No Charge
------------------------------------------------------------------------- --------------- --------------- ---------------
              10.4.2  Premium/Privacy Listings                                               General
                                                                                             Exchange
                                                                                           Tariff Rate,
                                                                                               less
                                                                                            wholesale
                                                                                             discount
------------------------------------------------------------------------- --------------- --------------- ---------------
------------------------------------------------------------------------- --------------- --------------- ---------------


                                                                   Page 11 0f 13

                            EXHIBIT A - IDAHO RATES*

------------------------------------------------------------------------- --------------- --------------- ---------------
                                                                                           Recurring       Nonrecurring
------------------------------------------------------------------------- --------------- --------------- ---------------
------------------------------------------------------------------------- --------------- --------------- ---------------
     10.5     Directory Assistance, Facility Based Providers
------------------------------------------------------------------------- --------------- --------------- ---------------
              10.5.1  Local Directory Assistance, Per Call
                                                                                                   $0.34
------------------------------------------------------------------------- --------------- --------------- ---------------
              10.5.2  National Directory Assistance, per Call
                                                                                                   $0.36
------------------------------------------------------------------------- --------------- --------------- ---------------
------------------------------------------------------------------------- --------------- --------------- ---------------
              10.5.3  Call Branding, Set- Up and Recording                                                  $10,500.00/2/
------------------------------------------------------------------------- --------------- --------------- ---------------
              10.5.4  Loading  Brand /Per Switch                                                               $175.00/2/
------------------------------------------------------------------------- --------------- --------------- ---------------
              10.5.5  Call Completion Link, per Call                                             $0.09/2/
------------------------------------------------------------------------- --------------- --------------- ---------------
------------------------------------------------------------------------- --------------- --------------- ---------------
     10.6     Directory Assistance List Information
------------------------------------------------------------------------- --------------- --------------- ---------------
              10.6.1  Initial Database Load, per Listing                                        $0.025/2/
------------------------------------------------------------------------- --------------- --------------- ---------------
              10.6.2  Reload of Database, per Listing                                           $0.020/2/
------------------------------------------------------------------------- --------------- --------------- ---------------
              10.6.3  Daily Updates, per Listing                                                $0.050/2/
------------------------------------------------------------------------- --------------- --------------- ---------------
              10.6.4  One-time Set-Up Fee                                                       $77.44/1/
------------------------------------------------------------------------- --------------- --------------- ---------------
              10.6.5  Media Charges for File Delivery
------------------------------------------------------------------------- --------------- --------------- ---------------
                      10.6.5.1 Electronic Transmission                                          $0.002/2/
------------------------------------------------------------------------- --------------- --------------- ---------------
                      10.6.5.2 Tapes (charges only apply if this is                           $30/tape/2/
                               selected as the normal delivery medium
                               for daily updates)
------------------------------------------------------------------------- --------------- --------------- ---------------
                      10.6.5.3 Shipping Charges (for tape delivery)                                ICB/3/
------------------------------------------------------------------------- --------------- --------------- ---------------
------------------------------------------------------------------------- --------------- --------------- ---------------
     10.7     Toll and Assistance Operator Services, Facility Based
              Providers,
------------------------------------------------------------------------- --------------- --------------- ---------------
              10.7.1  Option A - Per Message
------------------------------------------------------------------------- --------------- --------------- ---------------
                      Operator Handled Calling Card                                              $1.45/2/
------------------------------------------------------------------------- --------------- --------------- ---------------
                      Machine Handled Calling Card                                               $0.60/2/
------------------------------------------------------------------------- --------------- --------------- ---------------
                      Station Call                                                               $1.50/2/
------------------------------------------------------------------------- --------------- --------------- ---------------
                      Person Call                                                                $3.50/2/
------------------------------------------------------------------------- --------------- --------------- ---------------
                      Connect to Directory Assistance                                            $0.75/2/
------------------------------------------------------------------------- --------------- --------------- ---------------
                      Busy Line Verify, per Call                                                 $1.95/2/
------------------------------------------------------------------------- --------------- --------------- ---------------
                      Busy Line Interrupt                                                        $2.05/2/
------------------------------------------------------------------------- --------------- --------------- ---------------
                      Operator Assistance, per Call                                              $0.50/2/
------------------------------------------------------------------------- --------------- --------------- ---------------
------------------------------------------------------------------------- --------------- --------------- ---------------
              10.7.2  Option B - Per Operator Work Second and Computer
                      Handled Calls
------------------------------------------------------------------------- --------------- --------------- ---------------
                      Operator Handled, per Operator Work Second                                $0.028/2/
------------------------------------------------------------------------- --------------- --------------- ---------------
                      Machine Handled, per Call                                                  $0.25/2/
------------------------------------------------------------------------- --------------- --------------- ---------------
------------------------------------------------------------------------- --------------- --------------- ---------------
              10.7.3  Call Branding, Set-Up & Recording                                                     $10,500.00/2/
------------------------------------------------------------------------- --------------- --------------- ---------------
              10.7.4  Loading Brand/Per Switch                                                                 $175.00/2/
------------------------------------------------------------------------- --------------- --------------- ---------------
------------------------------------------------------------------------- --------------- --------------- ---------------
     10.8     Access to Poles, Ducts, Conduits and Rights of Way
------------------------------------------------------------------------- --------------- --------------- ---------------
              10.8.1  Pole Inquiry Fee, per Mile                                                               $114.00/6/
------------------------------------------------------------------------- --------------- --------------- ---------------
              10.8.2  Innerduct Inquiry Fee, per Mile                                                          $171.00/6/
------------------------------------------------------------------------- --------------- --------------- ---------------
              10.8.3  Field Verification Fee, Poles                                                                ICB/3/
------------------------------------------------------------------------- --------------- --------------- ---------------
              10.8.4  Field Verification Fee, Manholes                                                             ICB/3/
------------------------------------------------------------------------- --------------- --------------- ---------------
              10.8.5  Make-Ready Work                                                                              ICB/3/
------------------------------------------------------------------------- --------------- --------------- ---------------
              10.8.6  Pole Attachment Fee, per Foot, per Year                                    $2.17/4/
------------------------------------------------------------------------- --------------- --------------- ---------------
              10.8.7  Innerduct Occupancy Fee, per Foot, per Year                                $0.34/4/
------------------------------------------------------------------------- --------------- --------------- ---------------
------------------------------------------------------------------------- --------------- --------------- ---------------
     10.9     Enhanced Extended Loop (EEL) [5]
------------------------------------------------------------------------- --------------- --------------- ---------------
              10.9.1  EEL Link
------------------------------------------------------------------------- --------------- --------------- ---------------
                      10.9.1.1 DS0 2-Wire                                                 Not Available   Not Available
------------------------------------------------------------------------- --------------- --------------- ---------------
                      10.9.1.2 DS0 4-Wire                                                 Not Available   Not Available
------------------------------------------------------------------------- --------------- --------------- ---------------
                      10.9.1.3 DS1                                                        Not Available   Not Available
------------------------------------------------------------------------- --------------- --------------- ---------------
                      10.9.1.4 DS3                                                        Not Available   Not Available
------------------------------------------------------------------------- --------------- --------------- ---------------

                           EXHIBIT A - IDAHO RATES*

------------------------------------------------------------------------- --------------- --------------- ---------------
                                                                                            Recurring      Nonrecurring
------------------------------------------------------------------------- --------------- --------------- ---------------
------------------------------------------------------------------------- --------------- --------------- ---------------
                                                                            Recurring     Recurring Per    Nonrecurring
                                                                              Fixed            Mile
------------------------------------------------------------------------- --------------- --------------- ---------------
              10.9.2  EEL Transport/5/
------------------------------------------------------------------------- --------------- --------------- ---------------
                      10.9.2.1 DS0 EEL Transport
------------------------------------------------------------------------- --------------- --------------- ---------------
                               DS0 Over 0 to 8 Miles                      Not Available   Not Available
------------------------------------------------------------------------- --------------- --------------- ---------------
                               DS0 Over 8 to 25 Miles                     Not Available   Not Available
------------------------------------------------------------------------- --------------- --------------- ---------------
                               DS0 Over 25 to 50 Miles                    Not Available   Not Available
------------------------------------------------------------------------- --------------- --------------- ---------------
                               DS0 Over 50 Miles                          Not Available   Not Available
------------------------------------------------------------------------- --------------- --------------- ---------------

------------------------------------------------------------------------- --------------- --------------- ---------------
                      10.9.2.2 DS1 EEL Transport
------------------------------------------------------------------------- --------------- --------------- ---------------
                               DS1 Over 0 to 8 Miles                      Not Available   Not Available
------------------------------------------------------------------------- --------------- --------------- ---------------
                               DS1 Over 8 to 25 Miles                     Not Available   Not Available
------------------------------------------------------------------------- --------------- --------------- ---------------
                               DS1 Over 25 to 50 Miles                    Not Available   Not Available
------------------------------------------------------------------------- --------------- --------------- ---------------
                               DS1 Over 50 Miles                          Not Available   Not Available
------------------------------------------------------------------------- --------------- --------------- ---------------
------------------------------------------------------------------------- --------------- --------------- ---------------
                      10.9.2.3 DS3 EEL Transport
------------------------------------------------------------------------- --------------- --------------- ---------------
                               DS3 Over 0 to 8 Miles                      Not Available   Not Available
------------------------------------------------------------------------- --------------- --------------- ---------------
                               DS3 Over 8 to 25 Miles                     Not Available   Not Available
------------------------------------------------------------------------- --------------- --------------- ---------------
                               DS3 Over 25 to 50 Miles                    Not Available   Not Available
------------------------------------------------------------------------- --------------- --------------- ---------------
                               DS3 Over 50 Miles                          Not Available   Not Available
------------------------------------------------------------------------- --------------- --------------- ---------------
                                                                                            Recurring      Nonrecurring
------------------------------------------------------------------------- --------------- --------------- ---------------
              10.9.3  Multiplexing
------------------------------------------------------------------------- --------------- --------------- ---------------
                      DS3 to DS1                                                          Not Available   Not Available
------------------------------------------------------------------------- --------------- --------------- ---------------
                      DS1 to DS0                                                          Not Available   Not Available
------------------------------------------------------------------------- --------------- --------------- ---------------
              10.9.4  DS0 Channel Card                                                    Not Available   Not Available
------------------------------------------------------------------------- --------------- --------------- ---------------
              10.9.5  Concentration Capability                                            Not Available   Not Available
------------------------------------------------------------------------- --------------- --------------- ---------------
------------------------------------------------------------------------- --------------- --------------- ---------------
12.0     Operational Support Systems
------------------------------------------------------------------------- --------------- --------------- ---------------
         12.1     Development and Enhancements, per Order                                                     Under
                                                                                                           Development
------------------------------------------------------------------------- --------------- --------------- ---------------
         12.2     Ongoing Maintenance, per Order                                              Under
                                                                                           Development
------------------------------------------------------------------------- --------------- --------------- ---------------
         12.3     Daily Usage Record File, per Record                                          $0.0011/1/
------------------------------------------------------------------------- --------------- --------------- ---------------
         12.4     Trouble Isolation Charge                                                                 Section 13,
                                                                                                            U S WEST'S
                                                                                                              Idaho
                                                                                                           Exchange and
                                                                                                             Network
                                                                                                             Services
                                                                                                             Catalog
------------------------------------------------------------------------- --------------- --------------- ---------------
17.0     Bona Fide Request Process
------------------------------------------------------------------------- --------------- --------------- ---------------
         17.1     Processing Fee                                                                             $2,128.00/1/
------------------------------------------------------------------------- --------------- --------------- ---------------

NOTES:
-----
* Unless otherwise indicated, all rates are pursuant to the U S WEST and AT&T Interconnection Agreement approved by the Idaho Public Utilities Commission in Docket Number USW-T-96-15, Commission Order Number 27738, effective September 17, 1998.

[1] Rates not addressed in AT&T Arbitration. (TELRIC based where required.) [2] Market-based rates.
[3]  ICB, Individual Case Basis pricing.
[4]  Rates per FCC Guidelines.
[5] Enhanced Extended Loop is available in density zone 1 wire centers as designated in the top 50 MSA's. U S WEST's territory contains six (6) of the top 50 MSA's and 14 wire centers within those six (6). None of these wire centers are located in Idaho.
[6]  Estimated TELRIC.

                                                                   Page 13 of 13